UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2016

Dividend Focus Funds
Income Builder
Rising Dividend Growth

Goldman Sachs Dividend Focus Funds

■	INCOME BUILDER

■	RISING DIVIDEND GROWTH

Investment Process — Income Builder	1

Portfolio Management Discussion and Performance Summary — Income Builder	2

Portfolio Management Discussion and Performance Summary — Rising Dividend Growth	12

Schedules of Investments	21

Financial Statements	34

Financial Highlights	38

Notes to Financial Statements	42

Other Information	60

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 17 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

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Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team and the Goldman Sachs Fixed Income Investment Management Team, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares generated cumulative total returns, without sales charges, of -0.81%, -1.17%, -0.66%, -0.68% and -0.65%, respectively. These returns compare to the 1.93% and 2.36% cumulative total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (the “BofA Merrill Lynch Index”), respectively, during the same period.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A	The U.S. equity market ended the Reporting Period roughly where it started. Federal Reserve (“Fed”) monetary policy, economic data and oil price shifts were some of the biggest themes dominating the U.S. equity markets during the Reporting Period.

After holding the targeted federal funds rate in September and October 2015, in light of external risks, the Fed voted unanimously for a 25 basis point interest rate increase in December 2015, a move largely expected by the markets. (A basis point is 1/100th of a percentage point.) However, the fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage the markets. (Dovish language tends to imply lower interest rates.)

At the beginning of 2016, U.S. equities were embroiled in a rout that encompassed the broad global equity markets, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. In its January 2016 policy statement, the Fed acknowledged these external risks and tightening financial conditions. U.S. equity markets stabilized in mid-February 2016, as market sentiment improved on the more dovish tone set by global central banks broadly. U.S. equities were also supported by stronger economic data, rallying as the fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two hikes in 2016, down from four. Along with receding global economic concerns, the dovish forecast helped to drive a recovery in U.S. equities. Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. The Fed left rates unchanged but expressed less concern about market volatility and global economic growth, opening up the possibility of a June 2016 rate hike. However, U.S. equities fell near the end of April 2016, as first quarter 2016 U.S. GDP disappointed the markets by being weaker than expected at 0.5%.

Within the fixed income markets, spread (or non-Treasury) sectors advanced during the Reporting Period overall. They started off on a positive note, performing well during November and December 2015. At the same time, the U.S. dollar strengthened on expectations the Fed would raise interest rates at its December 2015 policy meeting, as the U.S. economy continued to display a positive growth trend. Spread sectors then sold off in January 2016 through mid-February 2016. The selloff was driven by an increase in a number of perceived risks, such as slowing Chinese economic activity, the possibility of persistent oil oversupply and deteriorating corporate bond fundamentals as the U.S. credit cycle entered its later stages. Some of these risks eased in the second half of the first quarter of 2016 as economic news from China improved, U.S. oil production showed signs of slowing and commodity prices appeared to

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stabilize. As a result, spread sectors largely retraced their earlier losses by the end of March 2016. In the first calendar quarter overall, the U.S. dollar weakened due to generally tighter financial conditions, mixed U.S. economic data and more dovish commentary from the Fed. During April 2016, spread sectors generally recorded positive returns as investor risk appetite improved in response to better U.S. economic data and stronger oil and commodity prices. Although the U.S. dollar was buoyed by the positive economic data, it depreciated for the month as a whole, weakening after the Fed issued a slightly more dovish than expected statement following its April 2016 policy meeting.

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund aims to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the BofA Merrill Lynch Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested 39.4% in equities and 55.2% in fixed income, with the balance of 5.4% in cash and cash equivalents. During the Reporting Period, we gradually reduced the Fund’s overall exposure to equities because of our increasing concerns about the global economy and equity market volatility. Within the Fund’s fixed income allocation, we favored investment grade corporate bonds, becoming more tactical in our management of the Fund’s positions due to commodity price volatility and market activity suggesting the U.S. was in the later stages of the credit cycle. We also remained cautiously positive on high yield corporate bonds, with a focus on increasing the credit quality of the Fund’s holdings. At the end of the Reporting Period, the Fund was invested 36.7% in equities and 61.8% in fixed income, with the balance of 1.5% in cash and cash equivalents.

Q	What was the Fund’s 12-month distribution rate and what was its 30-day SEC yield during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares provided attractive 12-month distribution rates of 4.09%, 3.41%, 4.40%, 4.26% and 4.37%, respectively. As of April 30, 2016, the Fund’s 30-day SEC yields (subsidized) for its Class A, C, Institutional, IR and R6 Shares were 3.35%, 2.81%, 3.95%, 3.80% and 3.87%, respectively.

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest impact on the Fund’s equity allocation performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its underweights relative to the Russell Index in the financials and energy sectors and by its overweight in the health care sector. On an industry level, the Fund’s underweights in capital markets companies and in oil, gas and consumable fuels detracted from relative returns. An overweight in the pharmaceuticals industry also hampered results. Conversely, the Fund benefited from its overweight position relative to the Russell Index in the telecommunication services sector. In terms of industries, Fund returns were bolstered by overweights in diversified telecommunication services; health care providers and services; and hotels, restaurants and leisure.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s investments in Credit Suisse Group, Targa Resources Partners LP (“NGLS”) and Devon Energy detracted most from performance relative to the Russell Index.

Credit Suisse Group was hurt by difficult market conditions during the Reporting Period overall. Shares of the Switzerland-based financial services holding company also performed poorly after news of weaker than expected fourth quarter 2015 results. In our view, Credit Suisse Group’s growth and its deleveraging initiatives were challenged by a lack of liquidity in the credit markets and ongoing fears of a

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global economic slowdown. The Fund exited the position during the Reporting Period due to the weakness of the stock price.

NGLS is a master limited partnership (“MLP”) engaged in the business of gathering, processing, transporting, storage and sale of natural gas and natural gas liquids. While lower commodity prices dampened sentiment for NGLS during the Reporting Period, we remained positive on its distribution growth outlook, which may be driven, in our view, by infrastructure growth from the MLP’s leading positions in natural gas liquids in the Permian and Bakken shales as well as by its presence on the U.S. Gulf Coast. Although our investment thesis did not change, we eliminated the Fund’s position in NGLS during the Reporting Period in favor of other opportunities we viewed more favorably.

During the Reporting Period, an investment in Devon Energy detracted from the Fund’s relative returns. The independent natural gas, natural gas liquids and petroleum producer underperformed due to weak energy prices as well as investor concerns about a possible acquisition and an equity offering. We exited the Fund’s position in the stock during the Reporting Period as the company had, in our view, weaker fundamentals and was therefore less attractive compared to other companies in the energy sector.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	The largest positive contributors to the Fund’s relative performance during the Reporting Period were AT&T, Apache and ConocoPhillips.

AT&T, a telecommunication services provider, was the top contributor to the Fund’s relative returns during the Reporting Period. Shares of the company gained in response to its management’s positive comments during its fourth quarter 2015 earnings report. AT&T expects to generate mid-single-digit earnings growth during 2016, driven by synergies from its acquisition of DirecTV. In addition to these synergies, several other catalysts could, in our view, drive earnings estimates higher, including a potential increase in future cash flow as the company reduces its capital expenditures over the course of the next two years. However, we exited the Fund’s position in AT&T during the Reporting Period because we found other opportunities within the company’s peer group that we believed to be relatively more compelling on a valuation basis.

Another leading contributor to the Fund’s relative performance during the Reporting Period was Apache, a petroleum and natural gas exploration and production company. Its shares rallied on speculation in November 2015 that the company had received an unsolicited takeover offer from an unnamed buyer. Apache continued to refocus on its North American operations through divestitures in its international operations, and we believed the company’s remaining international exposure was likely to generate stable and free cash flows. In our view, Apache also has attractive positions in the Permian Basin and Eagle Ford Shale. At the end of the Reporting Period, we remained confident in what we considered to be Apache’s strong management team, which has executed well on production goals. In our opinion, the company has an investment grade balance sheet, and its stock has an attractive valuation relative to its exploration and production peers. Although our investment thesis did not change during the Reporting Period, we sold the Fund’s position in Apache, taking profits amid the stock’s strong performance.

The Fund benefited from an investment in ConocoPhillips. The exploration and production company announced that production growth remained strong but also reported weak fourth quarter 2015 results due to lower price realizations and asset write-downs. (A write-down is reducing the book value of an asset because it is overvalued compared to the market value.) In addition, its management reduced the company’s shareholder dividend because of the challenging commodity price environment. Although market reaction was negative, we expect the dividend cut to help balance the company’s sources and uses of cash. We also remained positive about its management’s focus on cost reductions and capital efficiency, which has the goal of keeping production stable. That said, we exited the Fund’s position in ConocoPhillips during the Reporting Period as we identified other companies in the energy sector about which we held more positive views.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Wal-Mart Stores. We believe the retailer has the potential for incremental traffic growth following improvement initiatives at its existing stores. In addition, we think Wal-Mart Stores may gain from its exposure to lower income consumers, who may be set to benefit from depressed energy prices and an improving U.S. economic backdrop. The company has plans to open 50 to 60 Supercenter stores in the U.S. during 2016.

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PORTFOLIO RESULTS

The Fund purchased shares of Verizon Communications, as we believe the telecommunications company has some of the best assets in the industry. We further believe the company can modestly grow should it continue to invest and focus on its strong wireless business. In our view, Verizon is a high quality franchise with solid revenues from its FiOS service, customer growth and improving free cash flow profile.

In addition to those sales already mentioned, we exited the Fund’s position in Boeing. The aerospace company reported strong fourth quarter 2015 results, with earnings per share coming in ahead of consensus. However, its stock declined because the company issued 2016 revenue and earnings guidance below consensus expectations, driven by commercial aircraft delivery timing and lower margins. Additionally, the company announced a Securities and Exchange Commission (“SEC”) investigation, prompted by an internal whistleblower, into accounting methods used on the 747 and 787 aircraft programs. Although we held a positive view on the commercial aerospace market in general and on Boeing in particular, we considered the near term risk/ reward balance less compelling. As a result, we decided to exit the Fund’s position in Boeing to pursue higher conviction ideas.

Q	What changes were made to the Fund’s equity market sector weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an overweight position relative to the Russell Index in the financials sector to an underweight position. We reduced the size of the Fund’s overweight in the telecommunication services sector and decreased the size of its underweight in the information technology sector. We shifted the Fund from an underweight in consumer staples to an overweight position. Also, we moved the Fund from relatively neutral positions in health care and utilities to overweight positions. At the end of the Reporting Period, the Fund was overweight the health care, utilities, telecommunication services and consumer staples sectors, and it was underweight the financials, energy, industrials and information technology sectors relative to the Russell Index. Compared to the Russell Index, the Fund was relatively neutrally weighted in the materials and consumer discretionary sectors at the end of the Reporting Period.

Q	Which fixed income market sectors significantly affected the Fund’s performance during the Reporting Period?

A	Relative to the BofA Merrill Lynch Index, the Fund was hurt by its exposure to energy-related and financial-related high yield corporate bonds. Conversely, its bias toward lower credit quality issues versus the BofA Merrill Lynch Index added to performance. In addition, the Fund benefited from its exposure to corporate credit beta (that is, its sensitivity to the performance of the corporate credit market).

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration strategy detracted slightly from its performance. More specifically, the Fund was hampered by its short duration positioning relative to the BofA Merrill Lynch Index, which it held for most of the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. We do not actively manage the Fund’s yield curve positioning as part of our investment process. Yield curve is a spectrum of maturities.

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	During the Reporting Period, we focused the Fund’s investments on industries that we believed were experiencing healthy growth, including consumer-related and real estate-related industries. We also favored certain defensive industries, such as cellular telecommunications and cable. We limited investments in cyclical industries, such as technology, chemicals and metals/mining, which we consider more sensitive to global economic growth worries. For similar reasons, we maintained the Fund’s underweight in commodities-related credits during the Reporting Period. We added positions in B-rated and BB-rated credits and reduced the Fund’s exposure to CCC-rated credits through selective selling in economically sensitive sectors.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Income Builder Team did not use derivatives as part of its active management strategy within the Fund’s equity allocation. In managing the Fund’s fixed income allocation, the Income Builder Team used U.S. Treasury futures and Eurodollar futures to hedge and manage interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated

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PORTFOLIO RESULTS

in U.S. dollars at banks outside the U.S. The Fund also utilized forward foreign currency exchange contracts to hedge currency exposure. The use of these derivatives did not have a material impact on the performance of the Fund’s fixed income allocation during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Collin Bell, Daniel Lochner and Charles “Brook” Dane became portfolio managers for the equity portion of the Income Builder Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The other portfolio managers for the Fund are Ron Arons, Andrew Braun and David Beers.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Income Builder Team believed U.S. equities may generate positive mid-single-digit returns for calendar year 2016, despite a volatile start. Our expectation was that returns would be predominantly driven by earnings growth rather than multiple expansion. In our view, positive returns in a low (and potentially negative) interest rate environment make equities attractive, particularly relative to other asset classes. Overall, we considered the U.S. economy healthy at the end of the Reporting Period, with low unemployment, recovering house prices and low energy prices all supporting consumption. We think consumer spending could continue to broaden from industries, such as automobiles, home improvement and restaurants, that have already benefited from improved economic conditions. That said, we believed at the end of the Reporting Period that the U.S. economy had moved into the late-stage cycle, a time when companies find it harder to generate revenue growth, challenging their earnings. Equity valuations overall also tend to be higher in the late-stage cycle. Accordingly, we believe that scrutiny on earnings could potentially benefit stock-picking strategies in the near term, and we believe that active management provides a way to gain selective exposure. At the end of the Reporting Period, we had a favorable view of industry disruptors within the U.S. equity market, as they are often, in our view, long-term secular growth winners as well as asset light companies. (Asset light means lower operating costs and risks.) In addition, among industry disruptors, there is an abundance of technology companies, especially software and Internet-related, as well as health care companies.

In terms of fixed income at the end of the Reporting Period, the Income Builder Team had a cautiously positive outlook for high yield corporate bonds. We believed the asset class remained a compelling source of yield, although high yield corporate bond spreads (or, yield differentials versus U.S. Treasuries of comparable duration) had narrowed significantly between mid-February 2016 and the end of the Reporting Period. That said, we believed at the end of the Reporting Period that corporate fundamentals were slowly deteriorating with higher mergers and acquisitions levels contributing to increased leverage. Despite a number of positive stories, we noted that the earnings environment for high yield issuers had grown more challenging, and several sectors had experienced year-over-year revenue and earnings declines. Refinancing had slowed. We also believed costs were rising for high yield issuers, which we expect to gradually stress their ability to service their debt. Meanwhile, bank lending surveys pointed to tightening lending standards at the end of the Reporting Period, while the capital markets appear to have become less accommodating to lower rated borrowers. In our view, defaults are likely to accelerate during 2016, led, we believe, by energy and metals/mining names, with some contagion spreading to distressed credits in other industries. Meanwhile, we expect mergers and acquisitions activity to slow and corporate management teams to become less willing to engage in shareholder friendly activities. At the end of the Reporting Period, we believed the performance of high yield corporate bonds in the near term may well be driven by oil prices, lending conditions, central bank policy, global economic growth and liquidity. Our view of these drivers led us to adopt “closer to home” positioning at the end of the Reporting Period, with a preference for U.S. service-related and consumer-related credits as well as those credits with exposure to deleveraging stories. At the end of the Reporting Period, we were also continuing to increase the Fund’s credit quality by adding positions in B-rated and BB-rated credits and reducing exposure to CCC-rated credits through selective selling in some of the most economically sensitive sectors. In addition, we saw value in European high yield corporate bonds, which we believe may benefit from the stimulus measures of the European Central Bank and Europe’s early-stage economic rebound. We also continued to favor high yield loans, as we believe they are less vulnerable to oil prices, offer defensive characteristics and have a higher overall quality profile compared to high yield corporate bonds.

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FUND BASICS

Income Builder Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]	Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index[3]
Class A	-0.81%	1.93%	2.36%
Class C	-1.17	1.93	2.36
Institutional	-0.66	1.93	2.36
Class IR	-0.68	1.93	2.36
Class R6	-0.65	1.93	2.36

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

[3]	The BofA Merrill Lynch BB to B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

PERFORMANCE REVIEW (continued)
November 1, 2015–April 30, 2016	12-Month Distribution Rate[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	4.09%	3.35%	3.25%
Class C	3.41	2.81	2.69
Institutional	4.40	3.95	3.83
Class IR	4.26	3.80	3.68
Class R6	4.37	3.87	3.76

[4]	The 12 month distribution rate is calculated by taking the sum of all cash distributions over the past 12 months and dividing by the month end NAV in the last month of the period. Distributions may include interest from fixed income, dividends from equities, short term and long term capital gains, return of capital, and special distributions. Return of capital distribution may include a return of some or all of the money that an investor invested in Fund shares. Distributions from securities such as MLPs passing through the Fund may also be characterized as return of capital. Special distributions may include any off-cycle distributions that occur outside of regular interest or dividend payment dates, such as when a company opts to pay a special dividend. The amounts and sources of distribution are not provided for tax reporting purposes. The Fund reports the character of distributions for federal income tax purposes each calendar year on Form 1099-DIV. Distributions will fluctuate over time and a large proportion of the distribution may occur at the end of the year in the form of capital gains. Distributions and market value movements affect the NAV of the Fund and will also affect this calculation. 12 month distribution rate numbers are based on historical distributions and NAVs and are not predictive of future distributions or yields. 12 month distribution rate is calculated to provide a sense of the total cash flow associated with investment in the Fund, but should not be confused with U.S. Securities and Exchange Commission (“SEC”) yield, dividend yield or interest yield.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the SEC and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-9.72%	4.82%	4.79%	6.34%	10/12/94
Class C	-6.20	5.21	4.60	3.70	8/15/97
Institutional	-4.11	6.43	5.81	4.95	8/15/97
Class IR	-4.26	6.27	N/A	8.37	8/31/10
Class R6	N/A	N/A	N/A	-4.22	7/31/15

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns for periods of less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.98%	1.10%
Class C	1.73	1.85
Institutional	0.58	0.70
Class IR	0.73	0.85
Class R6	0.56	0.69

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/16[8]
Holding	% of Net Assets	Line of Business
JPMorgan Chase & Co.	1.5%	Commercial Banks
Pfizer, Inc.	1.4	Pharmaceuticals
Verizon Communications, Inc.	1.2	Diversified Telecommunication Services
Wells Fargo & Co.	1.1	Commercial Banks
Wal-Mart Stores, Inc.	1.1	Food & Staples Retailing
Microsoft Corp.	1.1	Software
BP PLC ADR	1.1	Oil, Gas & Consumable Fuels
Exxon Mobil Corp.	1.0	Oil, Gas & Consumable Fuels
M&T Bank Corp.	0.9	Commercial Banks
Merck & Co., Inc.	0.9	Pharmaceuticals

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[9]
As of April 30, 2016

[9]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

FUND BASICS

FUND’S FIXED INCOME FUND COMPOSITION[10]

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent commercial paper. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

PORTFOLIO RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Dividend Assets Capital portfolio management team, the Fund’s sub-adviser, discusses the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -1.10%, -1.49%, -0.89%, -0.97% and -1.19%, respectively. These returns compare to the 0.43% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	The S&P 500 Index return of 0.43% during the Reporting Period we believe masks what was significant volatility. For example, during the six weeks from January 1, 2016 through mid-February 2016, the S&P 500 Index declined approximately 10%. The six weeks that followed demonstrated a considerable recovery.

Much of the volatility can be explained by the actions of the Federal Reserve (the “Fed”). In December 2015, the Fed raised the targeted federal funds rate by 25 basis points, the first increase since 2006. (A basis point equals 1/100th of a percentage point.) At that time, investors seemed to accept the possibility that as many as four additional increases to the federal funds rate might be implemented in 2016.

However, as 2016 progressed, it became increasingly likely that the Fed would not pursue higher interest rates at the pace previously anticipated. The Fed press release dated April 27, 2016 suggested the Fed would continue to be data dependent. The press release pointed out “that labor market conditions have improved further even as growth in economic activity appears to have slowed.” The press release then pointed to moderation in household spending in the face of an expansion in household real income and improved consumer confidence. It also mentioned the division into two mutually exclusive groups between improving capital expenditures on housing while business fixed investment was soft. As we watched various measures of economic growth, it became apparent to us that the U.S. economy, and indeed the global economy, was in a slow growth mode. Of particular concern to the Fed has been China’s decelerating economic growth. In response to the domestic and international softness in economic growth, it appeared at the end of the Reporting Period, there may only be one or two increases to the federal funds rates in 2016 instead of four.

The Fed was not the only central bank that employed low interest rates as a means to stimulate domestic economies. The European Central Bank, the Bank of Japan and the People’s Bank of China are some of the larger central banks to lower interest rates during the Reporting Period. In addition, the central banks put in place asset purchases of fixed income securities. This, in turn, provides liquidity for lending institutions to support credit creation. We believe the activities of central banks was an important factor in the performance of equity markets, including that of the U.S., during the Reporting Period.

There were numerous other factors, some positive and some negative, that impacted equity performance during the Reporting Period. First, the volatility of energy prices had a destabilizing effect on the companies that produce, transport and store the commodity. Gradual price increases improved the broad market outlook for this sector of the economy toward the end of the Reporting Period. Second, the principle U.S. presidential candidate for each party appears to have emerged, which enabled investors to begin to analyze their respective platforms and the potential impact of their policies.

12

PORTFOLIO RESULTS

Third, the threat of terrorism increased, which was seen as potentially destabilizing the global economy.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted negative absolute returns that underperformed the S&P 500 Index on a relative basis during the Reporting Period. From a broad perspective, stock selection overall detracted, while sector allocation decisions as a whole contributed positively. More specifically, material differences between the Fund and the S&P 500 Index include the Fund’s emphasis on dividend growth stocks, including its investment in Master Limited Partnerships (“MLPs”). While dividend growth stocks performed well during the Reporting Period on both an absolute and relative basis, the MLP portion of the Fund did not outpace the S&P 500 Index. (We define dividend growth stocks as equities that have averaged at least 10% growth in annual dividends over 10 consecutive years.1) During the Reporting Period, the portion of the Fund allocated to dividend growth stocks delivered a total return of 0.49%, which outpaced the 0.43% return of the S&P 500 Index. However, the MLPs in the Fund, with an average weight of 13.32% during the Reporting Period, had a total return of -6.49%, while the Alerian MLP Index[2] posted a total return of -5.67%.

Q	Which equity market sectors most significantly affected Fund performance?

A	Of the sectors within the S&P 500 Index, the largest detractors from Fund performance were health care, energy and utilities. While the Fund was prudently allocated to the health care sector, stock selection in the sector proved weak. Having an overweight to energy, which outperformed the S&P 500 Index, contributed positively but was more than offset by stock selection, specifically positions in MLPs, which struggled during the Reporting Period. The Fund had no allocation to utilities, which was the second-best performing sector in the S&P 500 Index during the Reporting Period, and thus it detracted from relative results.

[1]	The Fund’s strategy is to only buy the stocks of companies where the dividend has increased every year for at least ten years at an average rate of approximately 10% per year (the “10/10 universe”). Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

[2]	The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships. The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Partially offsetting these detractors were the positive contributions made by positioning in the information technology, materials and consumer staples sectors. The Fund was underweight information technology, and overall performance was supported by both sector allocation and strong security selection. The sector was one of the worst performers during the Reporting Period, as many of the leading stocks during 2015 gave back ground in 2016, led by bellwether Apple (not a stock that met our investment criteria and thus not a Fund holding). For both materials and consumer staples, overweight allocations and effective security selection in each were beneficial to the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in pharmaceutical company Perrigo, natural gas midstream[3], transportation and storage MLP Energy Transfer Equity LP and global economic and financial data supplier FactSet Research Systems.

Perrigo’s shares were particularly impacted after the company successfully rebuffed a takeover attempt by Mylan Pharmaceutical, but it came at the expense of executing the implementation of its recent acquisition of Omega Pharmaceutical. Further, near the close of the Reporting Period, it was announced that the company’s chief executive officer would be leaving to take over embattled Valiant Pharmaceutical, dealing another blow to an already battered company. At the end of the Reporting Period, we were closely evaluating the forward prospects of the company and focusing our efforts on understanding the fundamental picture of the company in the months ahead.

[3]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources. The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve. The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

13

PORTFOLIO RESULTS

The much-maligned merger of Energy Transfer Equity LP and Williams Partners significantly impacted performance within the energy sector broadly and within the MLP space more specifically. As the companies try to work through the viability of merging, what was once viewed as an attractive transaction quickly lost its luster as energy markets changed rapidly and credit markets, needed to fund the transaction, tightened.

FactSet Research Systems was moved from the information technology sector to the financials sector by Standard & Poor’s during the Reporting Period. Its stock suffered as capital markets contracted and investment firms responded with layoffs expected by many analysts to impact the company. Although overall company performance was positive during the Reporting Period, the market seemed to discount more cuts to come and appeared to remain on the sidelines until more information becomes available as it relates to the company’s subscriptions.

Q	What were some of the Fund’s best-performing individual stocks?

A	The top contributors to the Fund’s relative performance during the Reporting Period were specialty chemicals manufacturer Valspar, packaged foods manufacturer Hormel Foods and industrial products and equipment manufacturer Illinois Tool Works.

The announced acquisition of Valspar by Sherwin Williams (both Fund holdings) during the Reporting Period was an all-cash transaction valued at $9.3 billion and represented a 35% premium for the stock. The transaction is expected to close in the first quarter of 2017, and we intend to prudently reduce the Fund’s exposure over time in consideration of certain technicalities of the merger process and what we perceive as other relative opportunities for investment.

Hormel Foods executed and performed well during the Reporting Period, as the consumer staples sectors served as what many investors considered a “safe harbor” during market volatility. As valuations became more expensive on this stock, we reduced the Fund’s position in Hormel Foods and reallocated to other areas within the Fund’s portfolio.

Shares of Illinois Tool Works rose substantially during the Reporting Period. The industrials sector began to regain investor interest as the U.S. dollar stabilized and then weakened. This scenario provided a tailwind to earnings and improved overall sentiment for the sector.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Aflac, a supplemental insurance company. In the U.S., Aflac offers a wide range of products, including accident insurance and short-term disability insurance. Approximately 71% of its revenue is generated from its Japan business. Aflac is a leading insurance provider in Japan, selling its well-known cancer insurance through the post office. At the end of 2014, Aflac products were sold through approximately 10,000 post offices, with the potential to expand to 20,000 by the end of the first quarter of 2016. Aflac also has a strong track record of returning wealth to shareholders via dividend growth. Despite a challenging business environment in recent years, 2015 marked the 32nd consecutive year of dividend growth, we believe making Aflac one of the most consistent dividend growers in the 10/10 universe. A key growth driver for Aflac in the U.S. is the expansion of its distribution channels to include insurance brokers. As for Japan, we believe the company will continue to focus on what are known as third-sector product offerings (cancer and medical insurance products) along with new product offerings, which could provide strong cross-selling opportunities through its post office network. Prior to our purchase of the position for the Fund, the company had traded at a discount to its peer group and historical average, as a weak yen served as a headwind for the past couple of years. Should the yen strengthen and the company’s strategy start to generate growth, we believe Aflac’s stock price can potentially benefit both from earnings upgrades and multiple expansion in the near and medium term. (A multiple measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric. Multiple expansion is growth of that multiple.)

We established a Fund position in Buckeye Partners LP, a downstream-midstream MLP (i.e. a mover of refined products), which, in our view, has excellent defensive characteristics. Distribution growth is visible, and it has no incentive distribution rights burden, which is rare in the MLP space. (Incentive distribution rights give a limited partnership’s general partner an increasing share in the incremental distributable cash flow the partnership generates.

14

PORTFOLIO RESULTS

This occurs alongside of per-unit distribution increases to the limited partners.) Despite a challenging oil price environment, Buckeye Partners LP has consistently beaten consensus expectations. Furthermore, from a longer-germ perspective, the MLP’s assets and business model are attractive, we believe, to a larger refiner or integrated sponsor, which can realize significant logistics value by buying and merging the assets with its other sponsored MLP. Without a General Partner burden and with an integrated network of refined product logistics, we believe Buckeye Partners LP presents an attractive investment profile for the Fund.

During the Reporting Period, we sold the Fund’s position in Nestle, as the stock no longer qualified as an investment for the Fund. Although Nestle continued to grow its dividend, its 10-year average dividend growth rate dropped below 10%. Based on the Fund’s investment criteria, which is to invest in companies that grow their respective dividends for at least 10% over 10 consecutive years, we decided to pursue other opportunities.

We exited the Fund’s position in Plains All American Pipeline LP (“PAA”), as its business was facing a persistently challenging oil price environment. In order for PAA’s management to preserve capital, distribution growth may be elusive in the near to medium term, in our view. Although its management affirmed full-year guidance, we believe its assumptions on commodity price and volume growth were too aggressive to meet its goal. Most importantly, the distribution coverage ratio dropped below 1x, implying, in our view, a need to ramp cash flow as the company seeks to sustain its distribution over the longer term. (Distribution coverage ratio is an MLP’s distributable cash flow divided by the total amount of distributions it paid out.) With the above concerns in mind, we believe there are better opportunities elsewhere in the MLP space.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the only notable sector allocation shift in the Fund’s weightings was in industrials, which grew from an underweight relative to the S&P 500 Index to an overweight relative to the S&P 500 Index, mostly due to price appreciation.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of April 2016, the Fund had overweighted positions relative to the S&P 500 Index in energy (mostly MLPs), materials, consumer discretionary, consumer staples and industrials. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in health care, financials and information technology. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected the equity market to continue to exhibit fairly high volatility given the backdrop of global monetary policy initiatives, the upcoming U.S. presidential election and the evolving economic cycle. Additionally, we believe there will likely continue to be heavy emphasis on the U.S. dollar and related consequences to strengthening or weakening relative to global currencies.

The U.S. equity market, at the end of the Reporting Period, was also experiencing a rather weak earnings environment across most economic sectors, as the full impact of the recession in the energy sector takes effect. Amid such conditions, we believe the securities the Fund invests in may perform relatively well given their above-market earnings growth expectations and dividend growth profile. These companies exhibit strong balance sheets, profitable business mixes, strong and innovative product pipelines and shareholder-friendly policies, which, together, should continue to provide profitable investment opportunities, in our view.

Within the equity asset class, we seek to focus on valuations given the multiples some sectors and some companies are trading at and be disciplined to reduce overvalued names. Some sectors, such as consumer staples, performed well during the Reporting Period. But some companies were trading near peak multiples, and we are actively evaluating relative opportunities throughout the Fund’s portfolio.

We maintained the Fund’s lowest weight in MLPs relative to the past ten years during the Reporting Period. Going forward, we expect that we may begin to build those positions back up, as we become more constructive on the energy landscape and operating fundamentals of the MLPs in which the Fund invests. We would expect the energy sector to potentially be impacted by political rhetoric that emerges

15

PORTFOLIO RESULTS

during the U.S. presidential election, however, so we will be mindful of possibly shifting investor sentiment toward the sector while positioning the Fund.

As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund, with a focus on income through quality in an effort to offer investors the potential for rising income and competitive total returns with lower volatility.

16

FUND BASICS

Rising Dividend Growth Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	-1.10%	0.43%
Class C	-1.49	0.43
Institutional	-0.89	0.43
Class IR	-0.97	0.43
Class R	-1.19	0.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-11.40%	6.90%	6.83%	7.17%	3/23/04
Class C	-7.88	7.39	6.78	7.20	4/14/05
Institutional	-5.90	8.57	N/A	7.34	3/21/07
Class IR	-6.00	N/A	N/A	8.84	2/27/12
Class R	-6.50	N/A	N/A	8.31	2/27/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.13%	1.15%
Class C	1.88	1.90
Institutional	0.73	0.74
Class IR	0.88	0.89
Class R	1.38	1.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
Lowe’s Cos., Inc.	3.9%	Specialty Retail
Novo Nordisk A/S ADR	3.9	Pharmaceuticals
The TJX Cos., Inc.	3.6	Specialty Retail
Cardinal Health, Inc.	3.5	Health Care Providers & Services
Ecolab, Inc.	3.4	Chemicals
CVS Health Corp.	3.4	Food & Staples Retailing
PepsiCo., Inc.	3.3	Beverages
Roche Holding AG ADR	3.2	Pharmaceuticals
NIKE, Inc. Class B	2.9	Textiles, Apparel & Luxury Goods
The Sherwin-Williams Co.	2.9	Chemicals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

18

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

19

PORTFOLIO RESULTS

Index Definitions

The Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch U.S. High Yield Index rated BB1 through B3 (based on an average of Moody’s Investors Service, S&P Ratings and Fitch Ratings) but caps issuer exposure at 2%. The Index is rebalanced on the last calendar day of the month.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. It is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

20

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – 9.6%
Aerospace – 0.3%
Transdigm, Inc.
$4,626,630	3.750%	02/28/20	$4,618,533
1,969,925	3.750	06/04/21	1,957,613

			6,576,146

Automotive – Parts – 0.1%
Gates Global LLC
3,115,569	4.250	07/06/21	2,978,702

Building Materials – 0.0%
Atkore International, Inc.
350,000	7.750	10/09/21	327,250

Chemicals – 0.4%
Univar, Inc.
3,383,000	4.250	07/01/22	3,340,104
US Coatings Acquisition, Inc.
4,437,689	3.750	02/01/20	4,434,005

			7,774,109

Consumer Cyclical Services – Business – 0.3%
Equinix, Inc.
1,200,000	4.000	01/08/23	1,203,000
First Data Corp.
5,850,000	4.189	07/08/22	5,851,463

			7,054,463

Energy – 0.4%
American Energy – Marcellus LLC
1,075,000	8.500	08/04/21	129,000
EP Energy LLC
450,000	4.500	04/30/19	355,500
3,525,000	3.500	05/24/18	2,775,938
Magnum Hunter Resources, Inc.
987,153	9.000	09/16/16	977,281
3,291,750	0.000 (b)	10/22/19	1,607,460
MEG Energy Corp.
2,914,473	3.750	03/31/20	2,603,587
Targa Resources Corp.
725,581	5.750	02/25/22	689,302

			9,138,068

Environmental – 0.2%
EnergySolutions LLC
5,335,036	6.750	05/29/20	5,174,985

Financial Co. – Non Captive – 0.1%
Victory Capital Management, Inc.
2,537,821	7.000	10/31/21	2,417,274

Food & Beverage – 0.5%
Performance Food Group, Inc.
1,784,609	6.000	11/14/19	1,789,070
Shearer’s Foods, Inc.
1,420,000	7.750	06/30/22	1,299,300
2,000,000	4.938	06/30/21	1,985,000
1,770,563	5.250	06/30/21	1,752,857

Bank Loans(a) – (continued)
Food & Beverage – (continued)
US Foods, Inc.
$3,457,225	4.500%	03/31/19	$3,452,904

			10,279,131

Gaming – 0.1%
Scientific Games International, Inc.
1,817,424	6.000	10/01/21	1,787,037

Health Care – 0.1%
Community Health Systems, Inc.
641,656	3.750	12/31/19	631,800
1,180,629	4.000	01/27/21	1,162,648

			1,794,448

Health Care – Pharmaceuticals – 0.6%
Endo Luxembourg Finance Co. I S.A.R.L.
4,588,500	3.750	09/26/22	4,571,293
Valeant Pharmaceuticals International, Inc.
9,007,127	5.000	04/01/22	8,772,942

			13,344,235

Health Care – Services – 1.2%
Envision Healthcare Corp.
7,684,170	4.250	05/25/18	7,689,012
MPH Acquisition Holdings LLC
4,061,415	3.750	03/31/21	4,040,093
Ortho-Clinical Diagnostics, Inc.
4,540,341	4.750	06/30/21	4,294,663
Sedgwick Claims Management Services, Inc.
5,695,000	6.750	02/28/22	5,410,250
240,000	6.750	02/28/22	228,000
U.S. Renal Care, Inc.
4,164,563	5.250	12/31/22	4,167,186

			25,829,204

Home Construction – 0.1%
Builders FirstSource, Inc.
2,314,344	6.000	07/31/22	2,311,451

Lodging – 0.1%
Hilton Worldwide Finance LLC
2,396,875	3.500	10/26/20	2,404,785

Media – Broadcasting & Radio – 0.3%
Getty Images, Inc.
8,056,940	4.750	10/18/19	6,062,847

Media – Non Cable – 0.3%
Checkout Holding Corp.
6,917,726	4.500	04/09/21	5,836,831

Metals & Mining – 0.0%
Hi Crush Partners LP
1,336,364	4.750	04/28/21	891,194

Packaging – 0.2%
BWAY Holding Co., Inc.
3,000,000	5.500	08/14/20	2,988,750

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Packaging – (continued)
Onex Wizard U.S. Acquisition, Inc.
$2,000,000	4.250%	03/13/22	$1,994,640

			4,983,390

Real Estate – 0.3%
Communications Sales & Leasing, Inc.
2,462,594	5.000	10/24/22	2,414,105
Realogy Corp.
3,457,316	3.750	03/05/20	3,454,446

			5,868,551

Restaurants – 0.2%
1011778 B.C. Unlimited Liability Co.
3,351,941	3.750	12/10/21	3,357,706

Retailers – 1.2%
Burlington Coat Factory Warehouse Corp.
2,629,604	4.250	08/13/21	2,635,626
Neiman Marcus Group Ltd., Inc.
9,397,626	4.250	10/25/20	8,942,405
PetSmart, Inc.
6,260,133	4.250	03/11/22	6,239,036
The Men’s Wearhouse, Inc.
5,550,000	5.000	06/18/21	5,439,000
True Religion Apparel, Inc.
4,197,750	5.875	07/30/19	1,860,989

			25,117,056

Retailers – Food & Drug – 0.1%
Rite Aid Corp.
1,750,000	4.875	06/21/21	1,751,103

Services Cyclical – Business Services – 0.3%
ADS Waste Holdings, Inc.
2,859,203	3.750	10/09/19	2,848,480
Sabre, Inc.
3,295,934	4.000	02/19/19	3,301,438

			6,149,918

Technology – Software/Services – 1.8%
Aspect Software, Inc.
1,955,516	4.750	05/09/16	1,923,739
Avago Technologies Cayman Ltd.
11,600,000	4.250	02/01/23	11,602,088
BMC Software Finance, Inc.
7,021,014	5.000	09/10/20	6,029,296
Global Payments, Inc.
1,750,000	3.941	04/22/23	1,763,562
MA FinanceCo., LLC
6,205,743	4.500	11/20/19	6,190,229
Micron Technology, Inc.
3,300,000	6.000	04/26/22	3,311,352
NXP BV
5,860,313	3.750	12/07/20	5,874,963
Renaissance Learning, Inc.
150,000	8.000	04/11/22	138,750

Bank Loans(a) – (continued)
Technology – Software/Services – (continued)
SS&C Technologies, Inc.
$2,143,251	4.007%	07/08/22	$2,148,609
305,353	4.019	07/08/22	306,116

			39,288,704

Wireless Telecommunications – 0.2%
Intelsat Jackson Holdings SA
3,000,000	3.750	06/30/19	2,810,250
Neptune Finco Corp.
2,675,000	5.000	10/09/22	2,683,373

			5,493,623

Wirelines Telecommunications – 0.2%
Level 3 Financing, Inc.
4,850,000	4.000	08/01/19	4,862,125

TOTAL BANK LOANS
(Cost $217,404,454)			$208,854,336

Shares	Description	Value

Common Stocks – 35.3%
Aerospace & Defense – 0.4%
80,330	United Technologies Corp.	$8,384,042

Air Freight & Logistics – 0.4%
76,141	United Parcel Service, Inc. Class B	8,000,135

Beverages – 0.2%
38,223	PepsiCo, Inc.	3,935,440

Capital Markets – 0.7%
243,827	Invesco Ltd.	7,561,075
275,387	Morgan Stanley	7,451,972

		15,013,047

Chemicals – 0.4%
144,744	E.I. du Pont de Nemours & Co.	9,540,077

Commercial Banks – 4.3%
1,687,975	Banco Bilbao Vizcaya Argentaria SA ADR	11,630,148
166,963	BB&T Corp.	5,907,151
502,842	JPMorgan Chase & Co.	31,779,614
168,847	M&T Bank Corp.	19,977,977
490,769	Wells Fargo & Co.	24,528,635

		93,823,525

Communications Equipment – 0.5%
395,397	Cisco Systems, Inc.	10,869,464

Computers & Peripherals – 0.2%
197,179	EMC Corp.	5,148,344

Consumer Finance – 0.5%
158,383	American Express Co.	10,363,000

Containers & Packaging – 0.3%
114,106	Packaging Corp. of America	7,403,197

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)
Diversified Telecommunication Services – 1.2%
530,288	Verizon Communications, Inc.	$27,012,871

Electric Utilities – 3.3%
197,480	Duke Energy Corp.	15,557,474
1,798,277	Enel SpA ADR	8,110,229
295,916	FirstEnergy Corp.	9,643,902
582,390	Iberdrola SA ADR	16,598,115
88,468	NextEra Energy, Inc.	10,402,068
167,204	Pinnacle West Capital Corp.	12,147,371

		72,459,159

Energy Equipment & Services – 0.5%
124,471	Schlumberger Ltd.	10,000,000

Food & Staples Retailing – 1.1%
361,347	Wal-Mart Stores, Inc.	24,163,274

Health Care Equipment & Supplies – 1.2%
248,032	Abbott Laboratories	9,648,445
214,888	Medtronic PLC	17,008,385

		26,656,830

Health Care Providers & Services – 0.3%
55,345	UnitedHealth Group, Inc.	7,287,830

Hotels, Restaurants & Leisure – 0.3%
71,333	Yum! Brands, Inc.	5,675,253

Household Products – 1.1%
31,965	Kimberly-Clark Corp.	4,001,699
299,239	Reckitt Benckiser Group PLC ADR	5,909,970
176,609	The Procter & Gamble Co.	14,149,913

		24,061,582

Industrial Conglomerates – 0.9%
608,557	General Electric Co.	18,713,128

Insurance – 1.2%
86,940	Arthur J. Gallagher & Co.	4,002,717
243,607	MetLife, Inc.	10,986,676
139,419	Prudential Financial, Inc.	10,824,491

		25,813,884

Machinery – 0.8%
82,177	Stanley Black & Decker, Inc.	9,197,250
786,347	Volvo AB ADR	9,294,621

		18,491,871

Media – 1.1%
193,577	Comcast Corp. Class A	11,761,738
275,170	Viacom, Inc. Class B	11,254,453

		23,016,191

Oil, Gas & Consumable Fuels – 3.8%
683,692	BP PLC ADR	22,958,377
126,596	Chevron Corp.	12,935,579
251,069	Exxon Mobil Corp.	22,194,500
267,732	Royal Dutch Shell PLC ADR Class A	14,160,346
209,407	Total SA ADR	10,627,405

		82,876,207

Common Stocks – (continued)
Personal Products – 0.4%
175,147	Unilever NV	$7,709,971

Pharmaceuticals – 4.0%
33,796	Allergan PLC(b)	7,318,862
114,879	Johnson & Johnson	12,875,638
348,647	Merck & Co., Inc.	19,119,801
74,799	Novartis AG ADR	5,682,480
958,360	Pfizer, Inc.	31,347,956
236,279	Sanofi ADR	9,711,067

		86,055,804

Real Estate Investment Trusts – 1.1%
60,782	Boston Properties, Inc.	7,832,369
165,784	Brixmor Property Group, Inc.	4,186,046
306,234	DDR Corp.	5,359,095
290,421	RLJ Lodging Trust	6,119,170

		23,496,680

Road & Rail – 0.6%
139,164	Union Pacific Corp.	12,139,276

Semiconductors & Semiconductor Equipment – 1.0%
232,805	Intel Corp.	7,049,335
277,380	QUALCOMM, Inc.	14,013,238

		21,062,573

Software – 1.7%
473,560	Microsoft Corp.	23,616,437
206,366	Oracle Corp.	8,225,749
307,859	Symantec Corp.	5,124,313

		36,966,499

Specialty Retail – 0.5%
1,643,043	Hennes & Mauritz AB ADR	11,567,023

Tobacco – 0.4%
132,223	Altria Group, Inc.	8,291,704

Transportation Infrastructure – 0.3%
1,411,644	Sydney Airport	7,278,527

Wireless Telecommunication Services – 0.6%
373,045	Vodafone Group PLC ADR	12,213,493

TOTAL COMMON STOCKS
(Cost $730,784,025)		$765,489,901

Shares	Rate	Value

Preferred Stocks – 2.5%
Consumer Finance(c) – 0.5%
Citigroup Capital XIII
145,263	7.008%	$3,798,628
GMAC Capital Trust I
31,474	6.402	789,053
Merrill Lynch Capital Trust I
39,934	6.450	1,037,485

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Rate	Value

Preferred Stocks – (continued)
Consumer Finance(c) – (continued)
Morgan Stanley
183,597	6.375%	$4,868,992

		10,494,158

Diversified Telecommunication Services – 0.4%
Verizon Communications, Inc.
299,681	5.900	8,169,304

Electric Utilities – 0.6%
Exelon Corp.
104,612	6.500	5,069,498
SCE Trust III(c)
320,000	5.750	8,704,000

		13,773,498

Real Estate Investment Trusts – 1.0%
DuPont Fabros Technology, Inc.
76,935	7.625	1,957,996
Public Storage
268,573	5.750	7,066,155
Taubman Centers, Inc.
240,461	6.500	6,456,378
Vornado Realty Trust
232,110	6.625	5,981,475

		21,462,004

TOTAL PREFERRED STOCKS – 2.5%
(Cost $50,537,648)		$53,898,964

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 46.3%
	Airlines(d) – 0.1%
	Air Canada
	$2,539,048	5.375%		11/15/22	$2,533,462

	Banks – 4.6%
	Ally Financial, Inc.
	3,000,000	8.000		11/01/31	3,607,500
	American Express Co.(c)(e)
	6,339,000	6.800		09/01/66	6,323,152
	Bank of America Corp.(c)(e)
	1,700,000	6.300		03/10/49	1,780,750
	6,275,000	6.100		03/17/49	6,275,000
	4,850,000	6.250		09/25/49	4,850,000
	Barclays PLC(c)(e)
	3,000,000	6.625		09/15/49	2,760,000
	BPCE SA(d)
	5,000,000	4.625		07/11/24	4,935,190
	Citigroup, Inc.(c)(e)
	5,425,000	6.250		08/15/49	5,574,188
	CoBank ACB(c)(e)
	5,350,000	6.250		10/01/49	5,537,250
	Credit Agricole SA(c)(d)(e)
	2,500,000	6.625		09/23/49	2,356,250

	Corporate Obligations – (continued)
	Banks – (continued)
	Credit Suisse Group AG(c)(e)
	$4,025,000	7.500	%(d)	12/11/49	$3,994,813
	2,500,000	6.250		12/18/49	2,312,500
	ING Groep NV(c)(e)
	4,275,000	6.000		04/16/49	4,086,772
	6,650,000	6.500		12/29/49	6,159,562
	Intesa Sanpaolo SpA(d)
	9,100,000	5.017		06/26/24	8,574,821
	JPMorgan Chase & Co.(c)(e)
	11,225,000	6.125		04/30/49	11,521,340
	KBC Groep NV(c)(e)
EUR	1,950,000	5.625		03/19/49	2,148,916
	Lloyds Banking Group PLC(c)(e)
GBP	2,091,000	7.000		06/27/49	2,962,875
	Santander UK Group Holdings PLC(d)
	$4,250,000	4.750		09/15/25	4,165,123
	UBS Group AG(c)(e)
	10,600,000	6.875		08/07/49	10,274,580

					100,200,582

	Brokerage(e) – 0.4%
	Morgan Stanley(c)
	5,400,000	5.550		07/15/49	5,346,000
	Rialto Holdings LLC/Rialto Corp.(d)
	3,000,000	7.000		12/01/18	2,940,000

					8,286,000

	Building Materials(d)(e) – 0.3%
	Masonite International Corp.
	4,000,000	5.625		03/15/23	4,170,000
	RSI Home Products, Inc.
	2,800,000	6.500		03/15/23	2,912,000

					7,082,000

	Chemicals(e) – 0.4%
	Ashland, Inc.
	5,250,000	6.875		05/15/43	5,230,312
	PQ Corp.(d)
	3,400,000	6.750		11/15/22	3,510,500

					8,740,812

	Construction Machinery(d)(e) – 0.1%
	Manitowoc Foodservice, Inc.
	2,650,000	9.500		02/15/24	2,934,875

	Consumer Cyclical Services – Business(e) – 2.5%
	CoreLogic, Inc.
	5,000,000	7.250		06/01/21	5,193,750
	Corrections Corp. of America
	3,000,000	5.000		10/15/22	3,131,250
	Equinix, Inc.
	5,000,000	5.375		01/01/22	5,225,000
	6,000,000	5.375		04/01/23	6,255,000
	3,000,000	5.750		01/01/25	3,142,500
	First Data Corp.(d)
	2,000,000	5.000		01/15/24	2,020,000
	6,650,000	5.750		01/15/24	6,799,625

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Consumer Cyclical Services – Business(e) – (continued)
	IHS, Inc.
	$4,000,000	5.000%		11/01/22	$4,180,000
	Iron Mountain Europe PLC
GBP	2,950,000	6.125		09/15/22	4,407,465
	Iron Mountain, Inc.(d)
	$3,300,000	6.000		10/01/20	3,498,000
	WEX, Inc.(d)
	11,001,000	4.750		02/01/23	10,038,413

					53,891,003

	Consumer Cyclical Services – Rental Equipment(e) – 0.5%
	Ahern Rentals, Inc.(d)
	8,850,000	7.375		05/15/23	6,748,125
	United Rentals North America, Inc.
	3,950,000	4.625		07/15/23	3,930,250
	1,000,000	5.750		11/15/24	1,015,000

					11,693,375

	Consumer Products(e) – 0.4%
	Spectrum Brands, Inc.
	8,835,000	6.625		11/15/22	9,541,800

	Electric(e) – 1.2%
	Calpine Corp.(d)
	8,539,000	7.875		01/15/23	9,104,709
	Dynegy, Inc.
	6,020,000	6.750		11/01/19	6,095,250
	EDP – Energias de Portugal SA(c)
EUR	3,100,000	5.375		09/16/75	3,536,629
	Electricite de France SA(c)
	3,000,000	5.000		01/22/49	3,303,069
	$2,500,000	5.250	(d)	01/29/49	2,409,750
	Puget Sound Energy, Inc.(c)
	550,000	6.974		06/01/67	420,750

					24,870,157

	Energy – 1.9%
	Antero Resources Corp.(e)
	7,975,000	5.125		12/01/22	7,636,063
	3,525,000	5.625		06/01/23	3,419,250
	Apache Corp.(e)
	2,525,000	4.750		04/15/43	2,430,953
	2,575,000	4.250		01/15/44	2,357,963
	Centrica PLC(c)(e)
EUR	2,800,000	3.000		04/10/76	2,898,191
	ConocoPhillips Co.(e)
	$2,475,000	4.950		03/15/26	2,723,883
	Laredo Petroleum, Inc.(e)
	3,375,000	5.625		01/15/22	3,105,000
	Nexen Energy ULC
	5,000	6.400		05/15/37	5,802
	50,000	7.500		07/30/39	63,881
	NRG Energy, Inc.(e)
	7,000,000	7.875		05/15/21	7,262,500
	Oasis Petroleum, Inc.(e)
	3,000,000	7.250		02/01/19	2,850,000

	Corporate Obligations – (continued)
	Energy – (continued)
	Weatherford International LLC
	$550,000	6.800%		06/15/37	$429,000
	Weatherford International Ltd.
	4,250,000	4.500	(e)	04/15/22	3,750,625
	1,300,000	6.500		08/01/36	1,004,250
	Whiting Petroleum Corp.(d)
	1,000,000	1.250		04/01/20	755,000

					40,692,361

	Entertainment(d)(e) – 0.2%
	WMG Acquisition Corp.
	4,725,000	5.625		04/15/22	4,795,875

	Environmental(e) – 0.1%
	Advanced Disposal Services, Inc.
	3,050,000	8.250		10/01/20	3,172,000

	Financial Co. – Non Captive – 2.0%
	CIT Group, Inc.
	1,800,000	5.250		03/15/18	1,863,000
	7,250,000	5.500	(d)	02/15/19	7,594,375
	HRG Group, Inc.(e)
	8,075,000	7.875		07/15/19	8,519,125
	International Lease Finance Corp.(d)
	3,000,000	7.125		09/01/18	3,277,500
	Nationstar Mortgage LLC/Nationstar Capital Corp.(e)
	3,000,000	6.500		08/01/18	2,925,000
	6,000,000	6.500		07/01/21	5,265,000
	Navient Corp.
	3,000,000	5.500		01/15/19	2,981,250
	4,000,000	5.875		03/25/21	3,840,000
	Speedy Cash Intermediate Holdings Corp.(d)(e)
	9,974,000	10.750		05/15/18	6,782,320

					43,047,570

	Food & Beverage – 1.6%
	Anheuser-Busch InBev Finance, Inc.(e)
	6,625,000	4.900		02/01/46	7,482,413
	Constellation Brands, Inc.
	5,625,000	4.750		12/01/25	5,962,500
	Cott Beverages, Inc.(e)
	11,075,000	5.375		07/01/22	11,379,562
	Pernod-Ricard SA(d)
	3,025,000	5.500		01/15/42	3,415,234
	Sysco Corp.(e)
	5,000,000	4.850		10/01/45	5,441,101

					33,680,810

	Gaming – 0.9%
	CyrusOne LP/CyrusOne Finance Corp.(e)
	5,299,000	6.375		11/15/22	5,590,445
	GLP Capital LP/GLP Financing II, Inc.
	1,100,000	4.375		04/15/21	1,124,750
	MGM Resorts International
	9,750,000	6.750		10/01/20	10,383,750
	MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc.(d)(e)
	1,250,000	5.625		05/01/24	1,300,000

					18,398,945

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Health Care – 3.5%
	Centene Corp.(d)(e)
	$3,000,000	5.625%		02/15/21	$3,165,000
	1,550,000	6.125		02/15/24	1,639,125
	CHS/Community Health Systems, Inc.(e)
	10,625,000	6.875		02/01/22	9,668,750
	DaVita HealthCare Partners, Inc.(e)
	8,175,000	5.000		05/01/25	8,185,219
	HCA, Inc.
	10,000,000	4.750		05/01/23	10,250,000
	15,000,000	5.000		03/15/24	15,525,000
	7,000,000	5.875	(e)	02/15/26	7,280,000
	MPT Operating Partnership LP/MPT Finance Corp.(e)
	5,100,000	6.375		03/01/24	5,431,500
	Tenet Healthcare Corp.
	11,600,000	4.134	(c)(d)(e)	06/15/20	11,600,000
	3,150,000	6.000		10/01/20	3,339,000

					76,083,594

	Health Care – Pharmaceuticals(e) – 1.1%
	Actavis Funding SCS
	6,075,000	4.750		03/15/45	6,138,221
	Bayer AG(c)
EUR	4,000,000	2.375		04/02/75	4,461,116
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.(d)
	$3,150,000	6.000		07/15/23	3,090,938
	5,000,000	6.000		02/01/25	4,800,000
	Merck KGaA(c)
EUR	4,000,000	2.625		12/12/74	4,642,950

					23,133,225

	Health Care – Services(d)(e) – 0.2%
	MEDNAX, Inc.
	$4,100,000	5.250		12/01/23	4,243,500

	Home Construction – 0.5%
	CBRE Services, Inc.(e)
	5,000,000	5.250		03/15/25	5,186,533
	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
	3,000,000	4.375		06/15/19	3,007,500
	William Lyon Homes, Inc.(e)
	2,000,000	5.750		04/15/19	1,940,000

					10,134,033

	Insurance(c)(e) – 0.5%
	Standard Life PLC
GBP	7,350,000	6.546		01/06/49	11,222,735

	Lodging(d)(e) – 0.1%
	MCE Finance Ltd.
	$3,000,000	5.000		02/15/21	2,902,500

	Media – Cable – 4.8%
	Altice Luxembourg SA(e)
EUR	2,000,000	6.250		02/15/25	2,129,794
	Altice US Finance I Corp.(d)(e)
	$5,450,000	5.500		05/15/26	5,490,875

	Corporate Obligations – (continued)
	Media – Cable – (continued)
	CCO Holdings LLC/CCO Holdings Capital Corp.(e)
	$4,300,000	5.125%		05/01/23	$4,396,750
	4,000,000	5.750		09/01/23	4,180,000
	3,100,000	5.875	(d)	04/01/24	3,255,000
	7,000,000	5.375		05/01/25	7,157,500
	4,000,000	5.875	(d)	05/01/27	4,100,000
	CCO Safari II LLC(d)(e)
	6,000,000	4.908		07/23/25	6,464,569
	15,000,000	6.484		10/23/45	17,657,184
	CCOH Safari LLC(d)(e)
	2,195,000	5.750		02/15/26	2,274,569
	Comcast Corp.(e)
	3,500,000	4.600		08/15/45	3,939,047
	DISH DBS Corp.
	4,050,000	5.875		11/15/24	3,817,125
	Numericable-SFR SA(d)(e)
	18,300,000	6.000		05/15/22	18,322,875
	2,650,000	7.375		05/01/26	2,703,000
	UPCB Finance IV Ltd.(d)(e)
	9,275,000	5.375		01/15/25	9,437,313
	Virgin Media Secured Finance PLC(e)
GBP	4,000,000	4.875		01/15/27	5,468,094
	Ziggo Bond Finance BV(d)(e)
	$3,000,000	5.875		01/15/25	2,973,750

					103,767,445

	Media – Non Cable – 3.5%
	21st Century Fox America, Inc.
	5,025,000	6.150		02/15/41	6,209,728
	Ancestry.com, Inc.(e)
	1,900,000	11.000		12/15/20	2,071,000
	Clear Channel Worldwide Holdings, Inc.(e)
	4,000,000	6.500		11/15/22	3,880,000
	Nielsen Finance LLC/Nielsen Finance Co.(d)(e)
	12,000,000	5.000		04/15/22	12,240,000
	Sirius XM Radio, Inc.(d)(e)
	6,500,000	4.625		05/15/23	6,435,000
	16,000,000	6.000		07/15/24	16,920,000
	Univision Communications, Inc.(e)
	8,950,000	5.125	(d)	02/15/25	8,860,500
	6,000,000	5.125		02/15/25	5,940,000
	Videotron Ltd.(d)(e)
	13,000,000	5.375		06/15/24	13,536,250

					76,092,478

	Metals & Mining(d) – 0.2%
	Glencore Funding LLC
	4,000,000	4.000		04/16/25	3,480,000

	Packaging(d)(e) – 0.5%
	Ardagh Finance Holdings SA(f)
	990,968	8.625		06/15/19	988,408
	Ardagh Packaging Finance PLC
	132,353	7.000		11/15/20	125,404

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Packaging(d)(e) – (continued)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
$6,550,000	1.000	%(c)	05/15/21	$6,550,000
3,834,000	7.250		05/15/24	3,834,000

				11,497,812

Pipelines – 1.3%
Enterprise Products Operating LLC(c)(e)
100,000	8.375		08/01/66	83,286
1,000,000	7.000		06/01/67	720,000
Kinder Morgan, Inc.(e)
6,325,000	5.050		02/15/46	5,532,145
Sabine Pass Liquefaction LLC(e)
4,000,000	6.250		03/15/22	3,990,000
10,000,000	5.750		05/15/24	9,725,000
The Williams Cos., Inc.
9,000,000	7.500		01/15/31	8,415,000

				28,465,431

Property/Casualty Insurance – 0.0%
Transatlantic Holdings, Inc.
75,000	8.000		11/30/39	98,961

Real Estate – 0.5%
DuPont Fabros Technology LP(e)
6,000,000	5.875		09/15/21	6,300,000
Starwood Property Trust, Inc.
4,000,000	3.750		10/15/17	3,976,000

				10,276,000

Restaurants(d)(e) – 0.6%
New Red Finance, Inc.
8,150,000	4.625		01/15/22	8,353,750
Seminole Hard Rock Entertainment, Inc.
4,450,000	5.875		05/15/21	4,494,500

				12,848,250

Retailers – 1.4%
Amazon.com, Inc.(e)
10,625,000	4.950		12/05/44	12,432,129
Dollar Tree, Inc.(d)(e)
4,000,000	5.750		03/01/23	4,270,000
L Brands, Inc.
6,000,000	5.625		02/15/22	6,615,000
2,000,000	5.625		10/15/23	2,210,000
Restoration Hardware Holdings, Inc.(d)(g)
3,000,000	0.000		06/15/19	2,471,250
The Neiman Marcus Group, Inc.
1,500,000	7.125		06/01/28	1,391,250

				29,389,629

Retailers – Food & Drug(e) – 0.5%
CVS Health Corp.
4,400,000	5.125		07/20/45	5,154,321
Rite Aid Corp.
6,000,000	6.750		06/15/21	6,330,000

				11,484,321

Corporate Obligations – (continued)
Technology(e) – 0.5%
Hewlett Packard Enterprise Co.(d)
$3,000,000	6.200%		10/15/35	$2,992,266
Seagate HDD Cayman
3,000,000	5.750		12/01/34	2,009,754
VeriSign, Inc.
2,000,000	4.625		05/01/23	2,060,000
4,000,000	5.250		04/01/25	4,120,000

				11,182,020

Technology – Hardware(e) – 0.9%
Micron Technology, Inc.(d)
5,400,000	7.500		09/15/23	5,589,000
NCR Corp.
5,000,000	5.875		12/15/21	5,187,500
Qorvo, Inc.(d)
3,450,000	6.750		12/01/23	3,536,250
Western Digital Corp.(d)
4,800,000	7.375		04/01/23	4,845,000

				19,157,750

Technology – Software(e) – 1.3%
Aspect Software, Inc.(b)
1,000,000	10.625		05/15/17	80,000
BMC Software Finance, Inc.(d)
12,000,000	8.125		07/15/21	8,880,000
Infor US, Inc.
7,350,000	6.500		05/15/22	6,798,750
Microsoft Corp.
5,000,000	3.750		02/12/45	4,979,695
Nuance Communications, Inc.(d)
7,000,000	5.375		08/15/20	7,140,000

				27,878,445

Tobacco(e) – 0.8%
Reynolds American, Inc.
14,575,000	5.850		08/15/45	17,886,841

Wireless Telecommunications – 4.8%
Altice Financing SA(d)(e)
4,425,000	6.625		02/15/23	4,402,875
Altice Finco SA(d)(e)
2,000,000	8.125		01/15/24	1,950,000
Digicel Group Ltd.(d)(e)
3,800,000	8.250		09/30/20	3,467,500
Digicel Ltd.(d)(e)
950,000	7.000		02/15/20	879,938
Intelsat Jackson Holdings SA(e)
3,300,000	7.250		10/15/20	2,409,000
6,000,000	5.500		08/01/23	3,810,000
SBA Communications Corp.(e)
17,191,000	4.875		07/15/22	17,319,932
SoftBank Group Corp.
8,000,000	4.500	(d)	04/15/20	8,120,000
4,425,000	6.000	(e)	07/30/25	4,624,125
Sprint Communications, Inc.
8,975,000	6.000		12/01/16	9,019,875
2,000,000	6.000		11/15/22	1,475,000

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Wireless Telecommunications – (continued)
Sprint Corp.
$16,000,000	7.875%	09/15/23	$12,460,000
7,500,000	7.125	06/15/24	5,615,625
T-Mobile USA, Inc.(e)
2,000,000	6.250	04/01/21	2,095,000
1,550,000	6.633	04/28/21	1,643,000
8,200,000	6.625	04/01/23	8,774,000
2,000,000	6.375	03/01/25	2,115,000
10,550,000	6.500	01/15/26	11,209,375
VimpelCom Holdings BV
1,000,000	7.504	03/01/22	1,071,250
Wind Acquisition Finance SA(d)(e)
2,425,000	4.750	07/15/20	2,328,000

			104,789,495

Wirelines Telecommunications – 1.6%
AT&T, Inc.(e)
6,300,000	4.750	05/15/46	6,336,836
Communications Sales & Leasing, Inc./CSL Capital LLC(d)(e)
3,600,000	6.000	04/15/23	3,591,000
Frontier Communications Corp.
4,926,000	8.500	04/15/20	5,233,875
Telecom Italia SpA(d)
12,875,000	5.303	05/30/24	13,486,563
Verizon Communications, Inc.
2,500,000	4.862	08/21/46	2,677,710
2,500,000	4.672	03/15/55	2,442,455

			33,768,439

TOTAL CORPORATE OBLIGATIONS
(Cost $1,000,157,732)			$1,003,344,531

Mortgage-Backed Obligations – 0.0%
Collateralized Mortgage Obligations – 0.0%
Adjustable Rate Non-Agency(c) – 0.0%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
$159,476	0.733%	08/25/35	$135,133
Countrywide Alternative Loan Trust Series 2005-38, Class A3
163,463	0.783	09/25/35	132,647
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
10,426	2.671	11/20/34	9,788
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
130,851	0.693	01/25/36	123,698
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1
359,846	0.629	07/25/47	278,538
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
126,490	2.574	06/25/34	125,134
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
59,557	2.861	08/25/33	60,106

			865,044

Mortgage-Backed Obligations – (continued)
Interest Only(h) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
$2,161	5.250%	07/25/33	$56
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(c)
20,075	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(c)
21,993	0.000	08/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(c)
33,238	0.123	08/25/33	203
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(c)
6,340	0.320	07/25/33	72

			331

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $753,153)			$865,375

Asset-Backed Securities – 0.0%
Home Equity(c) – 0.0%
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
$48,362	0.713%	02/15/34	$41,872

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
22,927	8.330	04/01/30	23,395

TOTAL ASSET-BACKED SECURITIES
(Cost $76,110)			$65,267

U.S. Treasury Obligations – 4.0%
United States Treasury Note
$85,500,000	1.375%	09/30/20	$86,045,484
(Cost $85,968,553)

Shares	Description	Value

Investment Companies(c)(i) – 0.7%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
11,460,564	0.250%	$11,460,564
Goldman Sachs High Yield Fund – Institutional Shares
462,300	0.060	2,870,886

TOTAL INVESTMENT COMPANIES
(Cost $14,813,477)		$14,331,450

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 1.4%
Commercial Paper – 1.4%
Eaton Corp.
$2,500,000	0.659%	05/05/16	$2,499,819
5,000,000	0.690	05/11/16	4,999,056
Marriott Internation
5,000,000	0.669	05/09/16	4,999,267
Monsanto Co.
5,000,000	0.832	05/23/16	4,997,494
Omnicom Cap, Inc.
5,000,000	0.781	05/16/16	4,998,396
Schlumberger Holdings Corp.
5,000,000	1.015	06/03/16	4,995,417
Tyco International Finance SA
3,000,000	0.862	05/10/16	2,999,362

TOTAL SHORT-TERM INVESTMENTS
(Cost $30,488,811)			$30,488,811

TOTAL INVESTMENTS – 99.8%
(Cost $2,130,983,963)			$2,163,384,119

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			3,836,887

NET ASSETS – 100.0%			$2,167,221,006

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on April 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security is currently in default and/or non-income producing.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $379,453,612, which represents approximately 17.5% of net assets as of April 30, 2016.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Pay-in-kind securities.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(i)	Represents affiliated funds.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
USD	—United States Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
GMAC	—General Motors Acceptance Corporation
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Goldman Sachs Asset Management International	USD	281,073	CHF	269,512	$281,234	05/24/16	$(161)
	USD	22,254,078	EUR	19,831,643	22,720,963	05/19/16	(466,885)
	USD	24,370,465	GBP	17,146,011	25,054,616	05/27/16	(684,152)
TOTAL							$(1,151,198)

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S. Treasury Notes	(141)	June 2016	$(30,826,125)	$(57,497)
5 Year U.S. Treasury Notes	(364)	June 2016	(44,012,719)	(22,985)
10 Year U.S. Treasury Notes	(956)	June 2016	(124,339,750)	(127,560)
20 Year U.S. Treasury Bonds	(497)	June 2016	(81,166,312)	888,590
Ultra Long U.S. Treasury Bonds	(189)	June 2016	(32,383,969)	370,141
TOTAL				$1,050,689

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 97.5%
Aerospace & Defense – 1.7%
499,700	United Technologies Corp.	$52,153,689

Beverages – 3.3%
990,000	PepsiCo., Inc.	101,930,400

Capital Markets – 1.7%
262,077	SEI Investments Co.	12,600,662
511,000	T. Rowe Price Group, Inc.	38,473,190

		51,073,852

Chemicals – 10.7%
905,000	Ecolab, Inc.	104,056,900
535,000	Monsanto Co.	50,118,800
310,000	The Sherwin-Williams Co.	89,066,100
800,000	The Valspar Corp.	85,352,000

		328,593,800

Commercial Banks – 1.6%
1,200,000	Bank of the Ozarks, Inc.	49,560,000

Communications Equipment – 2.8%
1,071,800	Harris Corp.	85,754,718

Diversified Financial Services – 2.4%
497,320	FactSet Research Systems, Inc.	74,970,990

Food & Staples Retailing – 3.4%
1,034,500	CVS Health Corp.	103,967,250

Food Products – 2.2%
1,770,000	Hormel Foods Corp.	68,233,500

Health Care Providers & Services – 3.5%
1,348,600	Cardinal Health, Inc.	105,811,156

Household Products – 2.3%
750,000	Church & Dwight Co., Inc.	69,525,000

Industrial Conglomerates – 2.7%
470,000	Roper Technologies, Inc.	82,762,300

Insurance – 3.5%
425,000	Aflac, Inc.	29,312,250
667,109	Chubb Ltd.	78,625,467

		107,937,717

IT Services – 3.8%
935,000	Automatic Data Processing, Inc.	82,691,400
427,709	Jack Henry & Associates, Inc.	34,657,260

		117,348,660

Leisure Equipment & Products – 2.5%
768,290	Polaris Industries, Inc.	75,200,225

Machinery – 3.9%
740,700	Illinois Tool Works, Inc.	77,417,964
376,200	Parker-Hannifin Corp.	43,646,724

		121,064,688

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 19.5%
105,000	Buckeye Partners LP	$7,560,000
1,017,500	Columbia Pipeline Partners LP	14,784,275
1,759,629	Enable Midstream Partners LP	20,886,796
2,499,000	Energy Transfer Equity LP	31,062,570
1,667,300	Enterprise Products Partners LP	44,500,237
989,700	EOG Resources, Inc.	81,769,014
669,816	EQT Midstream Partners LP	53,109,711
1,480,000	Genesis Energy LP	47,981,600
697,200	Magellan Midstream Partners LP	50,247,204
1,324,953	NGL Energy Partners LP	16,932,899
1,850,000	Suncor Energy, Inc.	54,334,500
1,399,200	Sunoco Logistics Partners LP	40,968,576
1,110,000	Tallgrass Energy GP LP	23,121,300
445,000	Tallgrass Energy Partners LP	18,289,500
790,000	Tesoro Logistics LP	36,529,600
569,270	Western Gas Partners LP	27,814,532
872,904	Williams Partners LP	26,387,888

		596,280,202

Pharmaceuticals – 9.6%
2,137,600	Novo Nordisk A/S ADR	119,256,704
810,000	Perrigo Co. PLC	78,302,700
3,086,658	Roche Holding AG ADR	97,445,793

		295,005,197

Road & Rail – 2.8%
1,403,500	Canadian National Railway Co.	86,399,460

Specialty Retail – 8.8%
1,570,000	Lowe’s Cos., Inc.	119,351,400
250,000	Ross Stores, Inc.	14,195,000
1,450,000	The TJX Cos., Inc.	109,939,000
347,590	Tiffany & Co.	24,800,547

		268,285,947

Textiles, Apparel & Luxury Goods – 4.8%
1,525,000	NIKE, Inc. Class B	89,883,500
900,000	VF Corp.	56,745,000

		146,628,500

TOTAL COMMON STOCKS
(Cost $2,372,492,883)		$2,988,487,251

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 2.3%
Repurchase Agreements – 2.3%
Joint Repurchase Agreement Account II
$70,200,000	0.290%	05/02/16	$70,200,000
(Cost $70,200,000)

TOTAL INVESTMENTS – 99.8%
(Cost $2,442,692,883)			$3,058,687,251

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			5,031,077

NET ASSETS – 100.0%			$3,063,718,328

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 33.

Investment Abbreviations:
ADR	—American Depositary Receipt
GP	—General Partnership
LP	—Limited Partnership
PLC	—Public Limited Company

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2016, the Rising Dividend Growth Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 2, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Rising Dividend Growth	$70,200,000	$70,201,132	$71,674,097

REPURCHASE AGREEMENTS — At April 30, 2016, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Rising Dividend Growth
BNP Paribas Securities Co.	0.30%	$11,655,435
Citigroup Global Markets, Inc.	0.30	14,740,697
Merrill Lynch & Co., Inc.	0.30	9,865,983
Merrill Lynch & Co., Inc.	0.28	33,937,885
TOTAL		$70,200,000

At April 30, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	3.330%	02/01/33
Federal Home Loan Banks	3.375 to 5.500	09/01/28 to 07/15/36
Federal Home Loan Mortgage Corp.	4.000 to 7.500	09/01/17 to 11/01/45
Federal National Mortgage Association	2.500 to 6.500	03/01/19 to 08/01/45
Government National Mortgage Association	3.500 to 10.000	02/15/18 to 04/20/46
United States Treasury Floating Rate Note	0.518	10/31/17
United States Treasury Inflation Protected Securities	0.125	07/15/22
U.S. Treasury Notes	1.625 to 2.500	06/30/20 to 08/15/23
United States Treasury Stripped Securities	0.000	11/15/31 to 02/15/44

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $2,116,170,486 and $2,442,692,883)	$2,149,052,669	$3,058,687,251
Investments of affiliated issuers, at value (cost $14,813,477 and $0)	14,331,450	—
Cash	20,161,560	14,644
Foreign currencies, at value (cost $2,734 and $0, respectively)	2,914	—
Receivables:
Dividends and interest	18,204,957	5,597,265
Investments sold	16,666,092	10,109,133
Investments sold on an extended-settlement basis	4,447,830	—
Collateral on certain derivative contracts(a)	4,195,668	—
Fund shares sold	3,838,772	2,129,262
Foreign tax reclaims	168,646	2,608,007
Reimbursement from investment adviser	9,212	49,856
Other assets	6,733	13,144
Total assets	2,231,086,503	3,079,208,562

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	1,151,198	—
Variation margin on certain derivative contracts	576,678	—
Payables:
Investments purchased on an extended-settlement basis	38,623,036	—
Investments purchased	17,128,249	3,827,905
Fund shares redeemed	4,376,680	8,691,821
Distribution and Service fees and Transfer Agency fees	945,467	1,069,334
Management fees	895,959	1,751,099
Accrued expenses	168,272	150,075
Total liabilities	63,865,497	15,490,234

Net Assets:
Paid-in capital	2,286,024,173	2,470,899,451
Distributions in excess of net investment income	(3,296,174)	(51,106,956)
Accumulated net realized gain (loss)	(145,296,300)	33,403,586
Net unrealized gain	29,789,307	610,522,247
NET ASSETS	$2,167,221,006	$3,063,718,328
Net Assets:
Class A	$633,571,178	$881,806,518
Class C	695,785,447	665,889,440
Institutional	721,089,485	1,185,121,071
Class IR	116,765,122	326,109,416
Class R	—	4,791,883
Class R6	9,774	—
Total Net Assets	$2,167,221,006	$3,063,718,328
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	29,924,810	43,366,798
Class C	33,372,180	32,542,854
Institutional	33,392,685	57,069,005
Class IR	5,420,688	15,714,762
Class R	—	235,957
Class R6	453	—
Net asset value, offering and redemption price per share:(b)
Class A	$21.17	$20.33
Class C	20.85	20.46
Institutional	21.59	20.77
Class IR	21.54	20.75
Class R	—	20.31
Class R6	21.59	—

(a)	Represents initial margin on future transactions.
(b)	Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $22.40 and $21.51, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $341,655 and $0)	$15,781,369	$25,305,263
Dividends — affiliated issuers	134,077	—
Interest	36,868,695	150,874
Total investment income	52,784,141	25,456,137

Expenses:
Management fees	6,648,384	11,062,665
Distribution and Service fees(a)	4,211,795	4,515,646
Transfer Agency fees(a)	1,518,661	2,122,167
Custody, accounting and administrative services	128,694	122,807
Printing and mailing costs	121,802	194,008
Registration fees	82,288	88,774
Professional fees	50,327	62,657
Trustee fees	14,600	17,441
Other	24,069	35,378
Total expenses	12,800,620	18,221,543
Less — expense reductions	(1,243,903)	(295,385)
Net expenses	11,556,717	17,926,158
NET INVESTMENT INCOME	41,227,424	7,529,979

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(125,718,303)	27,243,515
Futures contracts	(5,688,704)	—
Forward foreign currency exchange contracts	943,695	—
Foreign currency transactions	224,062	(2,075)
Net change in unrealized gain on:
Investments — unaffiliated issuers	61,320,583	(101,548,811)
Investments — affiliated issuers	(92,012)	—
Futures contracts	2,026,229	—
Forward foreign currency exchange contracts	(921,000)	—
Foreign currency translation	15,569	—
Net realized and unrealized loss	(67,889,881)	(74,307,371)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,662,457)	$(66,777,392)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class R6	Class IR	Class R
$ 810,604	$3,401,191	$—	$616,059	$646,226	$142,554	$2	$113,820	$—
1,155,043	3,349,019	11,584	877,833	636,314	250,832	—	352,786	4,402

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$41,227,424	$78,282,345
Net realized gain (loss)	(130,239,250)	(17,376,216)
Net change in unrealized gain (loss)	62,349,369	(79,279,212)
Net decrease in net assets resulting from operations	(26,662,457)	(18,373,083)

Distributions to shareholders:
From net investment income
Class A Shares	(12,809,992)	(25,272,901)
Class C Shares	(11,308,695)	(19,196,423)
Institutional Shares	(15,185,890)	(27,929,995)
Class IR Shares	(2,457,470)	(4,386,513)
Class R Shares	—	—
Class R6 Shares(a)	(202)	(100)
Return of capital
Class A Shares	—	(2,841,064)
Class C Shares	—	(2,157,975)
Institutional Shares	—	(3,139,763)
Class IR Shares	—	(493,112)
Class R Shares	—	—
Class R6 Shares(a)	—	(11)
Total distributions to shareholders	(41,762,249)	(85,417,857)

From share transactions:
Proceeds from sales of shares	399,374,194	1,079,141,908
Reinvestment of distributions	37,110,599	75,118,014
Cost of shares redeemed	(510,983,836)	(674,836,151)
Net increase (decrease) in net assets resulting from share transactions	(74,499,043)	479,423,771
TOTAL INCREASE (DECREASE)	(142,923,749)	375,632,831

Net assets:
Beginning of period	2,310,144,755	1,934,511,924
End of period	$2,167,221,006	$2,310,144,755
Distributions in excess of net investment income	$(3,296,174)	$(2,399,866)

(a)	Commenced operations on July 31, 2015.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Rising Dividend Growth Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$7,529,979	$13,315,816
Net realized gain (loss)	27,241,440	(19,902,659)
Net change in unrealized gain (loss)	(101,548,811)	(71,345,396)
Net decrease in net assets resulting from operations	(66,777,392)	(77,932,239)

Distributions to shareholders:
From net investment income
Class A Shares	(5,410,232)	(5,209,223)
Class C Shares	(2,304,747)	(809,923)
Institutional Shares	(9,541,858)	(10,560,502)
Class IR Shares	(2,566,349)	(2,740,540)
Class R Shares	(24,943)	(15,469)
Return of capital
Class A Shares	—	(5,665,776)
Class C Shares	—	(880,908)
Institutional Shares	—	(11,486,057)
Class IR Shares	—	(2,980,729)
Class R Shares	—	(16,824)
Total distributions to shareholders	(19,848,129)	(40,365,951)

From share transactions:
Proceeds from sales of shares	233,299,227	1,287,414,003
Reinvestment of distributions	17,079,957	34,426,282
Cost of shares redeemed	(805,086,927)	(1,139,920,958)
Net increase (decrease) in net assets resulting from share transactions	(554,707,743)	181,919,327
TOTAL INCREASE (DECREASE)	(641,333,264)	63,621,137

Net assets:
Beginning of period	3,705,051,592	3,641,430,455
End of period	$3,063,718,328	$3,705,051,592
Distributions in excess of net investment income	$(51,106,956.00)	$(18,013,483)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$21.77	$0.40		$(0.59)	$(0.19)	$(0.41)	$—	$—	$(0.41)
2016 - C	21.45	0.32		(0.58)	(0.26)	(0.34)	—	—	(0.34)
2016 - Institutional	22.20	0.45		(0.61)	(0.16)	(0.45)	—	—	(0.45)
2016 - IR	22.14	0.44		(0.61)	(0.17)	(0.43)	—	—	(0.43)
2016 - R6	22.20	0.45		(0.61)	(0.16)	(0.45)	—	—	(0.45)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2015 - A	22.83	0.84		(0.99)	(0.15)	(0.82)	—	(0.09)	(0.91)
2015 - C	22.51	0.66		(0.98)	(0.32)	(0.66)	—	(0.08)	(0.74)
2015 - Institutional	23.25	0.94		(0.99)	(0.05)	(0.90)	—	(0.10)	(1.00)
2015 - IR	23.20	0.91		(1.01)	(0.10)	(0.86)	—	(0.10)	(0.96)
2015 - R6 (Commenced July 31, 2015)	22.83	0.18		(0.56)	(0.38)	(0.22)	—	(0.03)	(0.25)
2014 - A	22.47	0.89		0.64	1.53	(0.96)	(0.21)	—	(1.17)
2014 - C	22.17	0.70		0.65	1.35	(0.80)	(0.21)	—	(1.01)
2014 - Institutional	22.86	1.01		0.64	1.65	(1.05)	(0.21)	—	(1.26)
2014 - IR	22.81	0.96		0.66	1.62	(1.02)	(0.21)	—	(1.23)
2013 - A	20.99	0.75		2.21	2.96	(0.88)	(0.60)	—	(1.48)
2013 - C	20.74	0.57		2.19	2.76	(0.73)	(0.60)	—	(1.33)
2013 - Institutional	21.33	0.83		2.27	3.10	(0.97)	(0.60)	—	(1.57)
2013 - IR	21.29	0.79		2.27	3.06	(0.94)	(0.60)	—	(1.54)
2012 - A	19.01	0.55		1.95	2.50	(0.52)	—	—	(0.52)
2012 - C	18.79	0.42		1.90	2.32	(0.37)	—	—	(0.37)
2012 - Institutional	19.31	0.66		1.97	2.63	(0.61)	—	—	(0.61)
2012 - IR	19.28	0.57		2.02	2.59	(0.58)	—	—	(0.58)
2011 - A	18.21	0.42	(f)	0.83	1.25	(0.45)	—	—	(0.45)
2011 - C	18.01	0.26	(f)	0.84	1.10	(0.32)	—	—	(0.32)
2011 - Institutional	18.50	0.47	(f)	0.87	1.34	(0.53)	—	—	(0.53)
2011 - IR	18.48	0.40	(f)	0.90	1.30	(0.50)	—	—	(0.50)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.40% of average net assets.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$21.17	(0.81)%	$633,571	0.98	%(e)	1.09	%(e)	3.91	%(e)	47%
20.85	(1.17)	695,785	1.73	(e)	1.84	(e)	3.16	(e)	47
21.59	(0.66)	721,089	0.58	(e)	0.69	(e)	4.30	(e)	47
21.54	(0.68)	116,765	0.73	(e)	0.84	(e)	4.16	(e)	47
21.59	(0.65)	10	0.58	(e)	0.70	(e)	4.30	(e)	47

21.77	(0.70)	708,457	0.97		1.10		3.73		57
21.45	(1.44)	704,566	1.72		1.85		2.98		57
22.20	(0.25)	766,537	0.57		0.70		4.13		57
22.14	(0.45)	130,575	0.72		0.85		3.98		57
22.20	(1.63)	10	0.58	(e)	0.69	(e)	3.15	(e)	57
22.83	6.96	660,692	0.95		1.13		3.89		52
22.51	6.20	530,983	1.70		1.88		3.10		52
23.25	7.39	644,757	0.55		0.73		4.31		52
23.20	7.24	94,528	0.70		0.88		4.13		52
22.47	14.81	279,374	0.97		1.27		3.48		53
22.17	13.94	155,764	1.71		2.02		2.64		53
22.86	15.25	180,419	0.56		0.86		3.74		53
22.81	15.06	33,886	0.71		1.01		3.55		53
20.99	13.26	95,116	1.05		1.44		2.73		369
20.74	12.39	18,699	1.80		2.21		2.09		369
21.33	13.74	13,601	0.65		1.06		3.21		369
21.29	13.55	1,639	0.80		1.19		2.77		369
19.01	6.95	94,819	1.05		1.38		2.20	(f)	357
18.79	6.13	9,297	1.80		2.13		1.38	(f)	357
19.31	7.33	6,610	0.65		0.98		2.44	(f)	357
19.28	7.09	177	0.80		1.13		2.06	(f)	357

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$20.68	$0.04	$(0.27)	$(0.23)	$(0.12)	$—	$—	$(0.12)
2016 - C	20.84	(0.03)	(0.28)	(0.31)	(0.07)	—	—	(0.07)
2016 - Institutional	21.12	0.08	(0.27)	(0.19)	(0.16)	—	—	(0.16)
2016 - IR	21.10	0.07	(0.28)	(0.21)	(0.14)	—	—	(0.14)
2016 - R	20.66	0.02	(0.27)	(0.25)	(0.10)	—	—	(0.10)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2015 - A	21.25	0.06	(0.42)	(0.36)	(0.10)	—	(0.11)	(0.21)
2015 - C	21.41	(0.10)	(0.42)	(0.52)	(0.02)	—	(0.03)	(0.05)
2015 - Institutional	21.69	0.15	(0.43)	(0.28)	(0.14)	—	(0.15)	(0.29)
2015 - IR	21.68	0.11	(0.43)	(0.32)	(0.13)	—	(0.13)	(0.26)
2015 - R	21.20	0.01	(0.43)	(0.42)	(0.06)	—	(0.06)	(0.12)
2014 - A	18.50	0.03	2.88	2.91	(0.07)	—	(0.09)	(0.16)
2014 - C	18.65	(0.13)	2.92	2.79	(0.02)	—	(0.01)	(0.03)
2014 - Institutional	18.88	0.11	2.94	3.05	(0.11)	—	(0.13)	(0.24)
2014 - IR	18.87	0.07	2.95	3.02	(0.10)	—	(0.11)	(0.21)
2014 - R	18.46	(0.03)	2.89	2.86	(0.06)	—	(0.06)	(0.12)
2013 - A	15.16	(0.03)	3.54	3.51	(0.04)	—	(0.13)	(0.17)
2013 - C	15.30	(0.17)	3.58	3.41	(0.02)	—	(0.04)	(0.06)
2013 - Institutional	15.46	0.04	3.61	3.65	(0.06)	—	(0.17)	(0.23)
2013 - IR	15.46	— (e)	3.61	3.61	(0.04)	—	(0.16)	(0.20)
2013 - R	15.15	(0.11)	3.57	3.46	(0.02)	—	(0.13)	(0.15)

THE PERIOD OCTOBER 1, 2012 TO OCTOBER 31,
2012 - A	15.35	(0.01)	(0.18)	(0.19)	—	—	—	—
2012 - C	15.50	(0.02)	(0.18)	(0.20)	—	—	—	—
2012 - Institutional	15.65	(0.01)	(0.18)	(0.19)	—	—	—	—
2012 - IR	15.65	(0.01)	(0.18)	(0.19)	—	—	—	—
2012 - R	15.34	(0.02)	(0.17)	(0.19)	—	—	—	—

FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
2012 - A	12.82	0.05	2.66	2.71	(0.16)	(0.02)	—	(0.18)
2012 - C	12.97	(0.07)	2.71	2.64	(0.09)	(0.02)	—	(0.11)
2012 - Institutional	13.06	0.11	2.71	2.82	(0.21)	(0.02)	—	(0.23)
2012 - IR	15.25	(0.01)	0.57	0.56	(0.14)	(0.02)	—	(0.16)
2012 - R	14.96	(0.07)	0.57	0.50	(0.10)	(0.02)	—	(0.12)
2011 - A	12.94	0.02	0.12	0.14	(0.03)	—	(0.15)	(0.26)
2011 - C	13.08	(0.07)	0.15	0.08	(0.02)	—	(0.11)	(0.19)
2011 - Institutional	13.16	0.07	0.14	0.21	(0.03)	—	(0.18)	(0.31)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the beginning of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Rising Dividend Growth Fund’s predecessor was the Rising Dividend Growth Fund (the “Predecessor Fund”). On February 27, 2012, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust. Performance prior to February 27, 2012 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Expense ratios include the effect of the operating expenses of the Predecessor Fund prior to Reorganization.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$20.33	(1.10)%	$881,807	1.14	%(d)	1.16	%(d)	0.44	%(d)	8%
20.46	(1.49)	665,889	1.89	(d)	1.91	(d)	(0.29	)(d)	8
20.77	(0.89)	1,185,121	0.74	(d)	0.76	(d)	0.83	(d)	8
20.75	(0.97)	326,109	0.89	(d)	0.91	(d)	0.67	(d)	8
20.31	(1.19)	4,792	1.39	(d)	1.41	(d)	0.22	(d)	8

20.68	(1.72)	1,054,093	1.13		1.15		0.28		25
20.84	(2.44)	732,998	1.88		1.90		(0.47)		25
21.12	(1.29)	1,476,799	0.73		0.74		0.67		25
21.10	(1.49)	437,422	0.88		0.89		0.53		25
20.66	(2.00)	3,740	1.38		1.39		0.05		25
21.25	15.81	1,063,292	1.15		1.16		0.13		12
21.41	14.93	632,859	1.90		1.91		(0.63)		12
21.69	16.26	1,509,224	0.75		0.76		0.52		12
21.68	16.10	428,787	0.90		0.91		0.37		12
21.20	15.53	7,268	1.40		1.41		(0.14)		12
18.50	23.27	858,185	1.18		1.21		(0.18)		13
18.65	22.35	384,551	1.93		1.96		(0.98)		13
18.88	23.77	918,912	0.78		0.81		0.21		13
18.87	23.55	258,492	0.93		0.96		0.03		13
18.46	22.98	4,141	1.42		1.45		(0.63)		13

15.16	(1.24)	252,945	1.20	(d)	1.32	(d)	(0.69	)(d)	2
15.30	(1.29)	61,464	1.94	(d)	2.06	(d)	(1.39	)(d)	2
15.46	(1.21)	220,145	1.80	(d)	0.93	(d)	(0.31	)(d)	2
15.46	(1.21)	45,472	0.95	(d)	1.07	(d)	(0.40	)(d)	2
15.15	(1.24)	127	1.45	(d)	1.57	(d)	(0.99	)(d)	2

15.35	21.15	230,319	1.31	(f)	1.49	(f)	0.35	(f)	18
15.50	20.38	51,158	2.04	(f)	2.16	(f)	(0.45	)(f)	18
15.65	21.64	195,794	0.93	(f)	1.10	(f)	0.74	(f)	18
15.65	3.70	36,122	0.95	(d)	1.14	(d)	0.50	(d)	18
15.34	3.36	127	1.42	(d)	1.60	(d)	(0.17	)(d)	18
12.82	0.95	66,336	1.65		1.68		0.12		52
12.97	0.51	12,332	2.25		2.28		(0.48)		52
13.06	1.47	55,565	1.25		1.28		0.51		52

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, IR and R6*	Diversified
Rising Dividend Growth	A, C, Institutional, IR and R	Non-Diversified

*	Class R6 commenced operations on July 31, 2015.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Dividend Assets Capital, LLC (“DAC” or the “Sub Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensates the Sub Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and Exchange Traded Funds (“ETFs”). Investments in investment companies are valued at the NAV per share of the Institutional Share class (FST for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximates fair value and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by the Income Builder Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA.

The Fund is required to deliver securities as collateral to the counterparty that exceeds the value of the reverse repurchase agreement. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to the Fund.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2016:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Australia and Oceania	$—	$7,278,527	$—
Europe	163,181,630	—	—
North America	595,029,744	—	—
Preferred Stocks(a)
North America	—	53,898,964	—
Fixed Income
Bank Loans	—	193,958,061	14,896,275
Corporate Obligations	—	1,003,344,531	—
Mortgage-Backed Obligations	—	865,375	—
Asset-Backed Securities	—	65,267	—
U.S. Treasury Obligations	86,045,484	—	—
Investment Companies	14,331,450	—	—
Short-term Investments	—	30,488,811	—
Total	$858,588,308	$1,289,899,536	$14,896,275

Derivative Type
Assets(b)
Futures Contracts	$1,258,731	$—	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(1,151,198)	$—
Futures Contracts	(208,042)	—	—
Total	$(208,042)	$(1,151,198)	$—

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Europe	$373,630,664	$—	$—
North America	2,614,856,587	—	—
Short-term Investments	—	70,200,000	—
Total	$2,988,487,251	$70,200,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$1,258,731	(a)	Variation margin on certain derivative contracts	$(208,042)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	—		Payable for unrealized loss on forward foreign currency exchange contracts	(1,151,198)
Total		$1,258,731			$(1,359,240)

(a)	Includes unrealized gain (loss) on futures described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(5,688,704)	$2,026,229	2,162
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	943,695	(921,000)	4
Total		$(4,745,009)	$1,105,229	2,166

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.65%	0.59%	0.56%	0.55%	0.54%	0.62%	0.51	%*
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.69%	0.69%

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Income Builder Fund invests in FST Institutional Shares of the Goldman Sachs Financial Square Government Fund and the Institutional Shares of the Goldman Sachs High Yield Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended April 30, 2016, GSAM waived $52,520 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Income Builder	$132,988	$46
Rising Dividend Growth	78,358	—

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.02% of the average daily net assets of Class R6 Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth are 0.034% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

52

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$1,137,044	$106,859	$1,243,903
Rising Dividend Growth	—	295,385	295,385

F.  Line of Credit Facility — As of April 30, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2016, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 3, 2016.

G.  Other Transactions with Affiliates — For the six months ended April 30, 2016, Goldman Sachs earned $49,621, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

The table below shows the transactions in and earnings from investments in the Underlying Fund for the Income Builder Fund for the six months ended April 30, 2016:

Underlying Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Net Change in Unrealized Gain (Loss)	Market Value 4/30/2016	Dividend Income
Goldman Sachs Financial Square Government Fund	$64,950,238	$414,859,012	$(468,348,686)	$—	$11,460,564	$107,007
Goldman Sachs High Yield Fund	2,878,792	84,106	—	(92,012)	2,870,886	27,070
Total	$67,829,030	$414,943,118	$(468,348,686)	$(92,012)	$14,331,450	134,077

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended April 30, 2016, were as follows:

Fund	Purchases of U.S Government Securities	Purchases (Excluding U.S Government Securities)	Sales and Maturities of U.S Government Securities	Sales and Maturities (Excluding U.S Government Securities)
Income Builder	$85,977,598	$915,349,670	$—	$979,328,126
Rising Dividend Growth	—	256,691,133.00	—	509,602,251.00

53

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The table below summarizes the reverse repurchase agreement activity for the period ended April 30, 2016:

Fund Name	Average amounts of borrowings	Weighted average interest rate	Number of days outstanding during the period
Income Builder Fund	$5,008,196	1.92%	70

In order to present certain components of the Funds’ capital accounts, certain reclassifications have been recorded to the Funds’ accounts to take into consideration return of capital distributions. These reclassifications have no impact on the net asset value of the Funds.

	Income Builder	Rising Dividend Growth
Distributions in excess of net investment income	$(361,483)	$(20,775,323)
Accumulated net realized gain (loss)	2,886,113	26,247,445
Net unrealized gain	(2,524,630)	(5,472,122)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2015, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Capital loss carryforwards:
Perpetual Short-term	$(7,473,372)	$(18,476,430)
Perpetual Long-term	(9,680,873)	—
Total capital loss carryforwards	$(17,154,245)	$(18,476,430)

As of April 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$2,128,417,247	$2,458,032,271
Gross unrealized gain	128,038,947	764,160,490
Gross unrealized loss	(93,072,075)	(163,505,510)
Net unrealized security gain	$34,966,872	$600,654,980

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to net mark to market gains/losses on regulated futures and options contracts, net mark to market gain/loss on foreign currency contracts.

54

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Fund[s] investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund[s]. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives also can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense

55

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — Goldman Sachs Rising Dividend Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to

56

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. OTHER RISKS (continued)

adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Short Position Risk — The Income Builder Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Income Builder Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

57

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,244,602	$88,584,633	12,779,697	$286,853,445
Reinvestment of distributions	593,351	12,280,653	1,196,026	26,711,679
Shares converted from Class B(a)	—	—	19,114	437,131
Shares redeemed	(7,450,487)	(154,406,880)	(10,401,047)	(232,997,529)
	(2,612,534)	(53,541,594)	3,593,790	81,004,726
Class B Shares(a)
Shares converted to Class A	—	—	(19,265)	(437,131)
Shares redeemed	—	—	(137,506)	(3,119,537)
	—	—	(156,771)	(3,556,668)
Class C Shares
Shares sold	4,769,805	98,073,302	14,329,849	316,761,315
Reinvestment of distributions	477,327	9,727,098	821,596	18,057,009
Shares redeemed	(4,718,294)	(96,220,751)	(5,901,233)	(130,023,598)
	528,838	11,579,649	9,250,212	204,794,726
Institutional Shares
Shares sold	8,709,915	185,056,782	17,357,197	396,735,861
Reinvestment of distributions	599,008	12,646,554	1,119,976	25,472,088
Shares redeemed	(10,449,920)	(220,265,171)	(11,673,589)	(266,746,352)
	(1,140,997)	(22,561,835)	6,803,584	155,461,597
Class IR Shares
Shares sold	1,316,141	27,659,477	3,455,961	78,781,282
Reinvestment of distributions	116,653	2,456,092	215,202	4,877,127
Shares redeemed	(1,908,886)	(40,091,034)	(1,849,114)	(41,949,130)
	(476,092)	(9,975,465)	1,822,049	41,709,279
Class R6 Shares(b)
Shares sold	—	—	439	10,005
Reinvestment of distributions	10	202	5	111
Shares redeemed	—	—	(1)	(5)
	10	202	443	10,111
NET INCREASE (DECREASE)	(3,700,775)	$(74,499,043)	21,313,307	$479,423,771

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Rising Dividend Growth Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,528,518	$49,742,918	14,646,468	$313,769,741
Reinvestment of distributions	257,129	5,142,587	495,768	10,353,908
Shares redeemed	(10,389,095)	(202,102,145)	(14,204,704)	(300,876,001)
	(7,603,448)	(147,216,640)	937,532	23,247,648
Class C Shares
Shares sold	2,066,061	41,070,962	10,746,927	231,900,878
Reinvestment of distributions	96,152	1,944,187	66,814	1,412,211
Shares redeemed	(4,799,290)	(94,690,346)	(5,193,304)	(110,896,308)
	(2,637,077)	(51,675,197)	5,620,437	122,416,781
Institutional Shares
Shares sold	5,282,397	105,083,850	25,578,313	558,466,208
Reinvestment of distributions	363,947	7,415,499	794,147	16,933,049
Shares redeemed	(18,515,948)	(369,009,923)	(26,001,134)	(558,260,002)
	(12,869,604)	(256,510,574)	371,326	17,139,255
Class IR Shares
Shares sold	1,756,558	35,449,624	8,230,890	179,690,099
Reinvestment of distributions	125,955	2,565,690	268,260	5,718,881
Shares redeemed	(6,897,274)	(138,428,612)	(7,548,178)	(162,697,754)
	(5,014,761)	(100,413,298)	950,972	22,711,226
Class R Shares
Shares sold	97,701	1,951,873	167,414	3,587,077
Reinvestment of distributions	599	11,994	398	8,233
Shares redeemed	(43,334)	(855,901)	(329,627)	(7,190,893)
	54,966	1,107,966	(161,815)	(3,595,583)
NET INCREASE (DECREASE)	(28,069,924)	$(554,707,743)	7,718,452	$181,919,327

59

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016, which represents a period of 182 days in a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*
Class A
Actual	$1,000.00	$991.90		$4.85	$1,000.00	$989.00		$5.64
Hypothetical 5% return	1,000.00	1,019.99	+	4.92	1,000.00	1,019.19	+	5.72
Class C
Actual	1,000.00	988.30		8.55	1,000.00	985.10		9.33
Hypothetical 5% return	1,000.00	1,016.26	+	8.67	1,000.00	1,015.46	+	9.47
Institutional
Actual	1,000.00	993.40		2.87	1,000.00	991.10		3.66
Hypothetical 5% return	1,000.00	1,021.98	+	2.92	1,000.00	1,021.18	+	3.72
Class IR
Actual	1,000.00	993.20		3.62	1,000.00	990.30		4.40
Hypothetical 5% return	1,000.00	1,021.23	+	3.67	1,000.00	1,020.44	+	4.47
Class R
Actual	N/A	N/A		—	1,000.00	988.10		6.87
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,017.95	+	6.97
Class R6
Actual	1,000.00	1,000.00		2.88	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,021.98	+	2.92	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Income Builder	0.98%	1.73%	0.58%	0.73%	N/A	0.58%
Rising Dividend Growth	1.14	1.89	0.74	0.89	1.39%	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

60

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 50847-TMPL-06/2016 DIVFOSAR-16 / 105K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2016

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

■	LARGE CAP GROWTH INSIGHTS

■	LARGE CAP VALUE INSIGHTS

■	SMALL CAP EQUITY INSIGHTS

■	SMALL CAP GROWTH INSIGHTS

■	SMALL CAP VALUE INSIGHTS

■	U.S. EQUITY INSIGHTS

Market Review	1

Investment Process	3

Portfolio Management Discussion and Performance Summaries	5

Schedules of Investments	36

Financial Statements	64

Financial Highlights	72

Notes to Financial Statements	84

Other Information	104

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

The U.S. equity market ended the six months ended April 30, 2016 (the “Reporting Period”) roughly where it started. Federal Reserve (“Fed”) monetary policy, economic data and oil price shifts were some of the biggest themes dominating the U.S. equity markets during the Reporting Period.

After holding the targeted federal funds rate in September and October 2015, in light of external risks, the Fed voted unanimously for a 25 basis point interest rate increase in December 2015, a move largely expected by the markets. (A basis point is 1/100th of a percentage point.) However, the fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage the markets. (Dovish language tends to imply lower interest rates.)

At the beginning of 2016, U.S. equities suffered in a rout that encompassed the broad global equity market, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. In its January 2016 policy statement, the Fed acknowledged these external risks and tightening financial conditions. U.S. equity markets stabilized in mid-February 2016, as market sentiment improved on the more dovish tone set by global central banks broadly. U.S. equities were also supported by stronger economic data, rallying as the fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two hikes in 2016, down from four. Along with receding global economic concerns, the dovish forecast helped to drive a recovery in U.S. equities.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. The Fed left rates unchanged but expressed less concern about market volatility and global economic growth, opening up the possibility of a June 2016 rate hike. However, U.S. equities fell near the end of April 2016, as first quarter 2016 U.S. GDP disappointed the markets by being weaker than expected at 0.5%.

For the Reporting Period overall, the S&P 500® Index returned 0.43%, with six of the 10 sectors in the Index generating positive returns. The telecommunication services and utilities sectors generated double-digit gains, followed at a distance by the consumer staples and materials sectors. The information technology, financials, health care and consumer discretionary sectors posted declines.

In terms of market capitalization, large-cap stocks outperformed small-cap stocks. The Russell 2000® Index, which measures the small-cap universe, returned -1.90% during the Reporting Period. In the style arena, value stocks outperformed growth stocks overall. The Russell 1000® Value Index, representing large-cap value stocks, rose 1.93% during the Reporting Period, while the Russell 1000® Growth Index, representing large-cap growth stocks, returned -1.37%.

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’ Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■	Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■	Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■	Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use a proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offer broad access to a clearly defined equity universe.

■	Generate excess returns that are positive, consistent and repeatable.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the Six-Month Period Ended April 30, 2016

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2016 (the “Reporting Period”).

We enhanced our Management theme by expanding the scope of an existing signal that looks at managements’ personal transactions in the stock of their respective company. Corporate executives purchasing or selling shares can potentially signal their conviction in the company’s stock when assessed under the right circumstances. We obtain and analyze this information through regulatory filings for more than 7,500 companies globally. In addition, we expanded the scope of two signals within our global linkages theme. First, we extended a signal, which analyzes patent data to identify economically linked companies, to all investment regions. We now analyze about 40 million patents from various patent offices for more than 3,000 companies globally to establish the economic linkages between stocks of various industries. Second, we extended a signal that establishes economic linkages between companies in the automotive supply chain from Japan to the U.S. investment region. We take a differentiated, region-specific approach and analyze the potential relationships between the stock returns of suppliers and manufacturers multiple levels down the supply chain.

Changes to the Domestic Equity Insights Funds’ Portfolio Management Team

On February 5, 2016, Ron Hua, Chief Investment Officer of Equity Alpha Strategies for the Quantitative Investment Strategies (“QIS”) Team, announced his intention to retire from Goldman Sachs Asset Management, L.P. (“GSAM”). As such, effective that date, Mr. Hua no longer had portfolio management responsibilities for the Domestic Equity Insights Funds (the “Funds”). Effective February 5, 2016, Armen Avanessians assumed the responsibilities as Chief Investment Officer of GSAM’s Equity Alpha Team, overseeing research, portfolio management and implementation for all of the Funds. As always, the Quantitative Investment Strategies platform is organized into a series of specialist portfolio management teams that focus on generating and implementing investment ideas within their area of expertise. Investment decisions are made by these portfolio management teams, rather than by one portfolio manager or committee. Ultimate accountability for each of the Funds resides with the senior portfolio managers dedicated to each Team strategy, who oversee their respective research, portfolio management and implementation processes.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -1.67%, -2.01%, -1.49%, -1.73%, -1.56%, -1.84% and -1.46%, respectively. These returns compare to the -1.37% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with five of our quantitative model’s six investment themes contributing positively to relative returns. However, the Fund underperformed the Index, largely due to the underperformance of our Momentum investment theme.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative returns. Sentiment and Quality were our best performing themes. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. Profitability, Management and Valuation also bolstered relative results. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Momentum theme detracted from relative performance during the Reporting Period. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance. That said, the Fund was hurt during the Reporting Period by its overweight in energy, though stock selection in the sector added to performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall added modestly to the Fund’s relative performance. Investments in the industrials, consumer discretionary and energy sectors enhanced relative results, while stock picks in the health care, financials and materials sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Tyson Foods, Illinois Tool Works and HD Supply Holdings. Our positive views on Momentum and Sentiment led to the Fund’s overweight in food maker Tyson Foods. The Fund was overweight Illinois Tool Works, a producer of engineered fasteners and components, equipment and consumable systems, and specialty products, because of our positive views on Quality and Sentiment. We assumed the overweight in industrial distributor HD Supply Holdings based on our positive views on Momentum and Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	Overweight positions in Marathon Petroleum and HollyFrontier detracted from relative performance. We chose to overweight both petroleum refiners because of our positive views on Sentiment and Valuation. The Fund was also hurt by an overweight in networking products maker Juniper Networks. Our positive views on Profitability and Sentiment led us to overweight the stock.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, health care and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, industrials, financials, consumer discretionary and telecommunication services sectors. The Fund was relatively neutral compared to the Index in the energy and utilities sectors at the end of the Reporting Period.

FUND BASICS

Large Cap Growth Insights Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	-1.67%	-1.37%
Class C	-2.01	-1.37
Institutional	-1.49	-1.37
Service	-1.73	-1.37
Class IR	-1.56	-1.37
Class R	-1.84	-1.37
Class R6	-1.46	-1.37

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.17%	11.73%	5.50%	8.18%	5/1/97
Class C	-1.43	12.16	5.30	3.82	8/15/97
Institutional	0.70	13.46	6.54	8.77	5/1/97
Service	0.24	12.90	6.00	8.36	5/1/97
Class IR	0.59	13.28	N/A	6.79	11/30/07
Class R	0.05	12.73	N/A	6.27	11/30/07
Class R6	N/A	N/A	N/A	-1.38	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.16%
Class C	1.71	1.91
Institutional	0.56	0.76
Service	1.06	1.26
Class IR	0.71	0.91
Class R	1.21	1.41
Class R6	0.54	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.7%	Computers & Peripherals
The Home Depot, Inc.	2.6	Specialty Retail
Amazon.com, Inc.	2.5	Internet & Catalog Retail
Facebook, Inc. Class A	2.5	Internet Software & Services
PepsiCo., Inc.	2.5	Beverages
Amgen, Inc.	2.2	Biotechnology
Alphabet, Inc. Class A	2.1	Internet Software & Services
Alphabet, Inc. Class C	2.1	Internet Software & Services
Microsoft Corp.	2.0	Software
Oracle Corp.	1.7	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.7% of the Fund’s net assets as of April 30, 2016. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -0.67%, -1.03%, -0.49%, -0.72%, -0.55%, -0.78% and -0.42%, respectively. These returns compare to the 1.93% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index, largely due to stock selection driven by our quantitative model and one of our quantitative model’s six investment themes. More specifically, our Momentum theme underperformed during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, one of our six investment themes — Momentum — detracted from relative returns. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Our five other investment themes added modestly to relative results. Sentiment and Quality were our best performing themes. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. Valuation, Profitability and Management also contributed positively. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall detracted from the Fund’s relative performance. Stock picks in the financials, materials and health care sectors hurt relative results. Investments in the industrials and consumer discretionary sectors contributed positively.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt during the Reporting Period by its overweight positions in Marathon Petroleum, a refiner; WestRock, a corrugated packaging company; and Flowers Foods, a producer of packaged bakery foods. We adopted the overweight in Marathon Petroleum due to our positive views on Momentum and Quality. The overweight in WestRock was the result of our positive views on Profitability and Quality, while we assumed the overweight in Flowers Foods because of our positive views on Management and Quality.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund’s underweight in semiconductor manufacturer Qualcomm added positively to relative performance during the Reporting Period. We adopted the underweight because of our negative views on Management and Quality. In addition, the Fund benefited from its overweight positions in Tyson Foods, a food maker, and Pioneer Natural Resources, an independent petroleum, natural gas and natural gas liquids exploration and production company. We chose to overweight both stocks because of our positive views on Momentum and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the materials, information technology and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the industrials, financials, telecommunication services and utilities sectors. The Fund was relatively neutral compared to the Index in the consumer staples, consumer discretionary and energy sectors at the end of the Reporting Period.

FUND BASICS

Large Cap Value Insights Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	-0.67%	1.93%
Class C	-1.03	1.93
Institutional	-0.49	1.93
Service	-0.72	1.93
Class IR	-0.55	1.93
Class R	-0.78	1.93
Class R6	-0.42	1.93

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.62%	8.81%	3.49%	4.63%	12/31/98
Class C	-5.03	9.22	3.30	4.19	12/31/98
Institutional	-3.00	10.48	4.50	5.38	12/31/98
Service	-3.46	9.91	3.98	4.87	12/31/98
Class IR	-3.10	10.31	N/A	4.31	11/30/07
Class R	-3.58	9.76	N/A	3.81	11/30/07
Class R6	N/A	N/A	N/A	-3.70	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.12%
Class C	1.71	1.87
Institutional	0.56	0.72
Service	1.06	1.22
Class IR	0.71	0.87
Class R	1.21	1.37
Class R6	0.54	0.70

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
Johnson & Johnson	3.7%	Pharmaceuticals
Exxon Mobil Corp.	2.7	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	2.4	Pharmaceuticals
Berkshire Hathaway, Inc. Class B	2.0	Diversified Financial Services
General Electric Co.	1.9	Industrial Conglomerates
The Procter & Gamble Co.	1.9	Household Products
Pfizer, Inc.	1.9	Pharmaceuticals
JPMorgan Chase & Co.	1.6	Commercial Banks
Bank of America Corp.	1.6	Commercial Banks
Oracle Corp.	1.5	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets as of April 30, 2016. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -2.11%, -2.50%, -1.95%, -2.18%, -2.02%, -2.26% and -1.91%, respectively. These returns compare to the -1.90% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with five of our quantitative model’s six investment themes contributing positively to relative returns. However, the Fund underperformed the Index in certain share classes, largely due to the underperformance of our Management investment theme.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative returns. Sentiment, Quality and Momentum were our best performing themes. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Profitability and Valuation also contributed positively. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Management theme, which seeks to assess the characteristics, policies and strategic decisions of company management, detracted from relative performance during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall added modestly to the Fund’s relative performance. The Fund’s investments in the industrials, consumer discretionary and financials sectors enhanced results. Stock selection in the information technology, telecommunication services and health care sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Coresite Realty, Talen Energy and Dupont Fabros Technology. We adopted the overweight in Coresite Realty, a provider of data centers and interconnection services, because of our positive views on Momentum and Valuation. The Fund was overweight independent power producer Talen Energy due to our positive views on Profitability and Valuation. Our positive views on Momentum and Quality led us to overweight Dupont Fabros Technology, which offers outsourced data center management services.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	Overweight positions in American Equity Investment Life Holding Company, a provider of annuity and life insurance products; Delek U.S. Holdings, an energy company focused on petroleum refining, logistics and convenience store retailing; and Anacor Pharmaceuticals, a biopharmaceutical company, detracted from the Fund’s relative performance. The Fund was overweight American Equity Life Holding Company due to our positive views on Momentum and Valuation. We chose to overweight Delek U.S. Holdings because of our positive views on Management and Quality, while the overweight in Anacor Pharmaceuticals was the result of our positive views on Sentiment and Value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, financials and consumer staples sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary, health care, information technology, telecommunication services and energy sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Equity Insights Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	-2.11%	-1.90%
Class C	-2.50	-1.90
Institutional	-1.95	-1.90
Service	-2.18	-1.90
Class IR	-2.02	-1.90
Class R	-2.26	-1.90
Class R6	-1.91	-1.90

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-13.19%	6.52%	3.05%	5.81%	8/15/97
Class C	-9.75	6.94	2.86	5.35	8/15/97
Institutional	-7.77	8.18	4.05	6.55	8/15/97
Service	-8.22	7.64	3.53	6.02	8/15/97
Class IR	-7.88	8.01	N/A	6.65	11/30/07
Class R	-8.36	7.49	N/A	6.14	11/30/07
Class R6	N/A	N/A	N/A	-4.65	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.45%
Class C	1.99	2.20
Institutional	0.84	1.05
Service	1.34	1.56
Class IR	0.99	1.21
Class R	1.49	1.70
Class R6	0.82	1.03

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
Vail Resorts, Inc.	0.8%	Hotels, Restaurants & Leisure
Manhattan Associates, Inc.	0.7	Software
WellCare Health Plans, Inc.	0.7	Health Care Providers & Services
CubeSmart	0.7	Real Estate Investment Trusts
IBERIABANK Corp.	0.7	Commercial Banks
Western Alliance Bancorp	0.7	Commercial Banks
ONE Gas, Inc.	0.7	Gas Utilities
Pool Corp.	0.7	Distributors
Prosperity Bancshares, Inc.	0.7	Commercial Banks
Coresite Realty Corp.	0.7	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 4.6% of the Fund’s net assets as of April 30, 2016. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -4.94%, -5.29%, -4.75%, -4.81%, -5.04% and -4.72%, respectively. These returns compare to the -4.96% cumulative total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with five of our quantitative model’s six investment themes contributing positively to relative returns. However, the Fund underperformed the Index in certain share classes, largely due to the underperformance of our Management investment theme.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative returns. Sentiment, Quality and Momentum were our best performing themes. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation and Profitability also contributed positively. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Our Management theme, which seeks to assess the characteristics, policies and strategic decisions of company management, detracted from relative performance during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think

PORTFOLIO RESULTS

may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall added to the Fund’s relative performance. Stock selection in the consumer discretionary, industrials and health care sectors bolstered results. Investments in the information technology, telecommunication services and consumer staples sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Constant Contact, an online marketing company; Coherent, a supplier of laser products and solutions; and Coresite Realty, a provider of data centers and interconnection services. We chose to overweight all three stocks because of our positive views on Quality and Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by overweight positions in American Equity Investment Life Holding Company, a provider of annuity and life insurance products; NewLink Genetics, a biopharmaceutical company; and Delek U.S. Holdings, an energy company focused on petroleum refining, logistics and convenience store retailing. The Fund was overweight American Equity Life Holding Company due to our positive views on Valuation and Momentum. Our positive views on Quality and Management led us to overweight NewLink Genetics. We adopted the overweight in Delek U.S. Holdings because of our positive views on Sentiment and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary and industrials sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples and information technology sectors. The Fund was relatively neutral compared to the Index in the financials, materials, utilities, energy, telecommunication services and health care sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Growth Insights Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	Russell 2000 Growth® Index[2]
Class A	-4.94%	-4.96%
Class C	-5.29	-4.96
Institutional	-4.75	-4.96
Class IR	-4.81	-4.96
Class R	-5.04	-4.96
Class R6	-4.72	-4.96

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-15.06%	7.46%	4.98%	6/25/07
Class C	-11.68	7.87	4.87	6/25/07
Institutional	-9.78	9.11	6.08	6/25/07
Class IR	-9.92	8.94	7.43	11/30/07
Class R	-10.36	8.40	6.89	11/30/07
Class R6	N/A	N/A	-8.97	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.59%
Class C	2.00	2.35
Institutional	0.85	1.19
Class IR	1.00	1.32
Class R	1.50	1.84
Class R6	0.83	1.17

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
Manhattan Associates, Inc.	1.1%	Software
Vail Resorts, Inc.	1.1	Hotels, Restaurants & Leisure
WellCare Health Plans, Inc.	1.0	Health Care Providers & Services
Pool Corp.	0.9	Distributors
Prestige Brands Holdings, Inc.	0.9	Pharmaceuticals
CubeSmart	0.9	Real Estate Investment Trusts
CoreSite Realty Corp.	0.8	Real Estate Investment Trusts
Bank of the Ozarks, Inc.	0.8	Commercial Banks
West Pharmaceutical Services, Inc.	0.8	Health Care Equipment & Supplies
Cantel Medical Corp.	0.8	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 5.8% of the Fund’s net assets as of April 30, 2016. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 1.04%, 0.64%, 1.23%, 1.17%, 0.91% and 1.21%, respectively. These returns compare to the 1.18% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with four of our quantitative model’s six investment themes contributing positively to relative returns. However, the Fund underperformed the Index in certain share classes, largely due to the underperformance of our Management investment theme.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to the Fund’s relative returns — Quality, Sentiment, Momentum and Profitability. The Quality theme seeks to assess both firm and management quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Our Management theme, which seeks to assess the characteristics, policies and strategic decisions of company management, detracted from relative results during the Reporting Period.

The impact of our Valuation theme on relative performance was neutral during the Reporting Period. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall contributed positively to the Fund’s relative returns. Stock picks in the industrials, financials and energy sectors added to performance, while holdings in the materials, information technology and consumer staples sectors dampened relative results.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Coresite Realty, Talen Energy and Granite Construction during the Reporting Period. We adopted the overweight in Coresite Realty, a provider of data centers and interconnection services, because of our positive views on Quality and Sentiment. The Fund was overweight independent power producer Talen Energy due to our positive views on Momentum and Profitability. Our positive views on Sentiment and Momentum led us to overweight Granite Construction, which builds transportation infrastructure and produces construction materials.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt by overweight positions in American Equity Investment Life Holding Company, a provider of annuity and life insurance products; Delek U.S. Holdings, an energy company focused on petroleum refining, logistics and convenience store retailing; and Alon USA Energy, an independent refiner and marketer of petroleum products. The Fund was overweight American Equity Life Holding Company due to our positive views on Valuation and Momentum. We chose to overweight Delek U.S. Holdings because of our positive views on Sentiment and Valuation, while the overweight in Alon USA Energy was the result of our positive views on Valuation and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, financials and consumer staples sectors. The Fund was relatively neutral compared to the Index in the health care, consumer discretionary, information technology, energy and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Value Insights Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	1.04%	1.18%
Class C	0.64	1.18
Institutional	1.23	1.18
Class IR	1.17	1.18
Class R	0.91	1.18
Class R6	1.21	1.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-11.62%	5.72%	2.94%	6/25/07
Class C	-8.13	6.12	2.81	6/25/07
Institutional	-6.14	7.35	4.04	6/25/07
Class IR	-6.29	7.18	6.09	11/30/07
Class R	-6.74	6.66	5.60	11/30/07
Class R6	N/A	N/A	-1.66	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.51%
Class C	1.99	2.26
Institutional	0.84	1.11
Class IR	0.99	1.26
Class R	1.49	1.76
Class R6	0.82	1.09

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
DCT Industrial Trust, Inc.	1.1%	Real Estate Investment Trusts
EMCOR Group, Inc.	1.0	Construction & Engineering
PrivateBancorp, Inc.	0.9	Commercial Banks
Prosperity Bancshares, Inc.	0.9	Commercial Banks
Mack-Cali Realty Corp.	0.9	Real Estate Investment Trusts
First Industrial Realty Trust, Inc.	0.9	Real Estate Investment Trusts
ONE Gas, Inc.	0.9	Gas Utilities
Commercial Metals Co.	0.9	Metals & Mining
IBERIABANK Corp.	0.9	Commercial Banks
CVB Financial Corp.	0.8	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.3% of the Fund’s net assets as of April 30, 2016. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -1.61%, -1.99%, -1.40%, -1.65%, -1.49%, -1.74% and -1.40%, respectively. These returns compare to the 0.43% cumulative total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index, largely due to stock selection driven by our quantitative model and one of our quantitative model’s six investment themes. More specifically, our Momentum theme underperformed during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, one of our six investment themes — Momentum — detracted from relative returns. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Three of our other investment themes added to the Fund’s relative returns. Sentiment and Quality were our best performing themes. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. Our Valuation theme also contributed positively, although to a lesser extent. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The impact of our Profitability and Management themes on relative performance was neutral during the Reporting Period. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall detracted from the Fund’s relative performance. Stock picks in the financials, energy and materials sectors hurt relative returns, while investments in the consumer discretionary and industrials sectors were advantageous.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by overweight positions in Marathon Petroleum, HollyFrontier and Bank of America. We chose to overweight Marathon Petroleum and HollyFrontier, both petroleum refiners, because of our positive views on Sentiment and Valuation. The overweight in Bank of America was due to our positive views on Momentum and Valuation.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions in Tyson Foods, a food maker, and Pioneer Natural Resources, an independent petroleum, natural gas and natural gas liquids exploration and production company. We chose to overweight both stocks because of our positive views on Momentum and Sentiment. An underweight in pharmaceutical company Allergan also added to relative performance. We adopted the underweight because of our negative views on Profitability and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, materials and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the industrials, financials, consumer discretionary and utilities sectors. The Fund was relatively neutral compared to the Index in the energy, consumer staples and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

U.S. Equity Insights Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	-1.61%	0.43%
Class C	-1.99	0.43
Institutional	-1.40	0.43
Service	-1.65	0.43
Class IR	-1.49	0.43
Class R	-1.74	0.43
Class R6	-1.40	0.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.15%	10.05%	4.63%	7.87%	5/24/91
Class C	-4.51	10.46	4.44	4.68	8/15/97
Institutional	-2.45	11.73	5.64	8.23	6/15/95
Service	-2.90	11.18	5.13	6.75	6/07/96
Class IR	-2.57	11.57	N/A	5.53	11/30/07
Class R	-3.06	11.02	N/A	5.02	11/30/07
Class R6	N/A	N/A	N/A	-3.42	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.17%
Class C	1.71	1.92
Institutional	0.56	0.77
Service	1.06	1.27
Class IR	0.71	0.92
Class R6	1.21	1.42
Class R	0.54	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
Johnson & Johnson	2.7%	Pharmaceuticals
Apple, Inc.	2.6	Computers & Peripherals
Verizon Communications, Inc.	1.9	Diversified Telecommunication Services
Merck & Co., Inc.	1.8	Pharmaceuticals
PepsiCo., Inc.	1.8	Beverages
The Home Depot, Inc.	1.8	Specialty Retail
Microsoft Corp.	1.7	Software
Oracle Corp.	1.7	Software
Amgen, Inc.	1.6	Biotechnology
Facebook, Inc. Class A	1.5	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

MARKET REVIEW

Index Definitions

The S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and forecasted expected growth values.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

The Russell 2000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.5%
Aerospace & Defense – 0.9%
33,294	BE Aerospace, Inc.	$1,619,087
91,960	Spirit AeroSystems Holdings, Inc. Class A*	4,335,914
7,251	The Boeing Co.	977,435

		6,932,436

Air Freight & Logistics – 0.4%
61,709	Expeditors International of Washington, Inc.	3,061,383

Airlines – 0.4%
12,895	Delta Air Lines, Inc.	537,334
117,515	JetBlue Airways Corp.*	2,325,622

		2,862,956

Auto Components – 1.5%
51,022	Lear Corp.	5,874,163
72,923	Visteon Corp.	5,809,775

		11,683,938

Beverages – 3.7%
85,456	Coca-Cola Enterprises, Inc.	4,484,731
189,822	PepsiCo., Inc.	19,544,073
116,004	The Coca-Cola Co.	5,196,979

		29,225,783

Biotechnology – 7.7%
107,161	AbbVie, Inc.	6,536,821
106,951	Amgen, Inc.	16,930,343
66,566	Baxalta, Inc.	2,792,444
8,450	Biogen, Inc.*	2,323,665
101,624	Celgene Corp.*	10,508,938
80,224	Gilead Sciences, Inc.	7,076,559
43,790	Incyte Corp.*	3,164,703
10,666	Medivation, Inc.*	616,495
3,733	Regeneron Pharmaceuticals, Inc.*	1,406,258
49,343	United Therapeutics Corp.*	5,190,884
43,328	Vertex Pharmaceuticals, Inc.*	3,654,284

		60,201,394

Capital Markets – 1.8%
3,606	Affiliated Managers Group, Inc.*	614,174
63,433	Ameriprise Financial, Inc.	6,083,225
147,004	SEI Investments Co.	7,067,952

		13,765,351

Chemicals – 3.7%
38,726	Air Products & Chemicals, Inc.	5,649,736
61,624	Axalta Coating Systems Ltd.*	1,754,435
23,402	Celanese Corp. Series A	1,654,522
71,143	PPG Industries, Inc.	7,853,476
85,426	Praxair, Inc.	10,034,138
4,649	The Sherwin-Williams Co.	1,335,704
11,760	W.R. Grace & Co.*	901,757

		29,183,768

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – 0.1%
19,963	Tyco International PLC	$768,975

Communications Equipment – 0.4%
51,251	ARRIS International PLC*	1,166,985
26,235	Brocade Communications Systems, Inc.	252,119
67,568	Juniper Networks, Inc.	1,581,091

		3,000,195

Computers & Peripherals – 5.3%
391,811	Apple, Inc.	36,728,363
83,551	EMC Corp.	2,181,517
103,989	NetApp, Inc.	2,458,300

		41,368,180

Construction & Engineering* – 0.4%
129,154	Quanta Services, Inc.	3,063,533

Construction Materials – 0.9%
69,198	Vulcan Materials Co.	7,447,781

Containers & Packaging – 0.4%
215,952	Graphic Packaging Holding Co.	2,867,843

Distributors* – 0.1%
27,368	LKQ Corp.	877,144

Diversified Financial Services – 0.6%
20,276	Intercontinental Exchange, Inc.	4,866,848

Diversified Telecommunication Services – 1.0%
160,196	Verizon Communications, Inc.	8,160,384

Electrical Equipment – 0.3%
50,717	AMETEK, Inc.	2,438,980

Energy Equipment & Services* – 0.6%
167,371	FMC Technologies, Inc.	5,103,142

Food & Staples Retailing – 2.5%
170,881	Sysco Corp.	7,872,488
148,851	The Kroger Co.	5,267,837
85,840	Walgreens Boots Alliance, Inc.	6,805,395

		19,945,720

Food Products – 2.0%
182,414	ConAgra Foods, Inc.	8,128,368
94,721	Kellogg Co.	7,275,520

		15,403,888

Health Care Equipment & Supplies – 3.2%
159,740	Baxter International, Inc.(a)	7,063,703
43,524	C.R. Bard, Inc.	9,234,487
2,734	Edwards Lifesciences Corp.*	290,378
229,237	Hologic, Inc.*	7,700,071
8,524	ResMed, Inc.	475,639

		24,764,278

Health Care Providers & Services – 3.5%
12,247	Aetna, Inc.	1,374,970
16,988	Anthem, Inc.	2,391,401

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
77,722	Cigna Corp.	$10,767,606
21,838	Express Scripts Holding Co.*	1,610,116
47,734	McKesson Corp.	8,010,720
8,243	UnitedHealth Group, Inc.	1,085,438
13,913	Universal Health Services, Inc. Class B	1,859,890

		27,100,141

Health Care Technology* – 0.1%
80,452	Allscripts Healthcare Solutions, Inc.	1,078,057

Hotels, Restaurants & Leisure – 0.6%
41,592	International Game Technology PLC	721,205
33,422	McDonald’s Corp.	4,227,549

		4,948,754

Household Durables – 1.6%
57,376	D.R. Horton, Inc.	1,724,722
26,454	Leggett & Platt, Inc.	1,303,918
22,702	Mohawk Industries, Inc.*	4,373,086
28,155	Whirlpool Corp.	4,902,912

		12,304,638

Independent Power Producers & Energy Traders – 0.6%
80,485	AES Corp.	898,213
229,120	Calpine Corp.*	3,615,513

		4,513,726

Industrial Conglomerates – 0.4%
32,430	Carlisle Cos., Inc.	3,304,617

Insurance – 0.2%
30,611	Lincoln National Corp.	1,330,048
3,258	Reinsurance Group of America, Inc.	310,227

		1,640,275

Internet & Catalog Retail – 3.6%
30,234	Amazon.com, Inc.*(b)	19,942,044
5,751	Expedia, Inc.	665,793
28,180	Netflix, Inc.*	2,537,046
3,658	The Priceline Group, Inc.*	4,915,108
6,341	TripAdvisor, Inc.*	409,565

		28,469,556

Internet Software & Services* – 8.3%
22,895	Alphabet, Inc. Class A	16,206,912
23,367	Alphabet, Inc. Class C	16,193,565
407,156	eBay, Inc.	9,946,821
168,457	Facebook, Inc. Class A	19,807,174
7,038	LinkedIn Corp. Class A	881,932
66,614	Rackspace Hosting, Inc.	1,523,462
35,727	Twitter, Inc.	522,329

		65,082,195

IT Services – 3.3%
43,842	Alliance Data Systems Corp.*	8,913,517
58,322	Cognizant Technology Solutions Corp. Class A*	3,404,255

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
19,990	CoreLogic, Inc.*	$709,245
9,660	Jack Henry & Associates, Inc.	782,750
24,115	MasterCard, Inc. Class A	2,338,914
109,899	Vantiv, Inc. Class A*	5,993,891
47,924	Visa, Inc. Class A	3,701,650

		25,844,222

Leisure Equipment & Products* – 0.0%
5,971	Vista Outdoor, Inc.	286,489

Life Sciences Tools & Services – 0.8%
2,616	Mettler-Toledo International, Inc.*	936,397
37,556	Thermo Fisher Scientific, Inc.	5,417,453

		6,353,850

Machinery – 2.1%
217,657	Allison Transmission Holdings, Inc.	6,270,698
98,154	Illinois Tool Works, Inc.	10,259,056

		16,529,754

Media – 3.8%
133,214	Cablevision Systems Corp. Class A	4,448,015
25,655	Cinemark Holdings, Inc.	888,946
67,830	Comcast Corp. Class A	4,121,351
192,201	The Interpublic Group of Cos., Inc.	4,409,091
51,797	The Walt Disney Co.	5,348,558
39,561	Time Warner Cable, Inc.	8,391,284
31,027	Time Warner, Inc.	2,331,369

		29,938,614

Metals & Mining – 1.1%
5,427	Reliance Steel & Aluminum Co.	401,435
319,903	Steel Dynamics, Inc.	8,064,755

		8,466,190

Multiline Retail – 0.8%
49,790	Dollar General Corp.	4,078,299
27,161	Target Corp.	2,159,299

		6,237,598

Oil, Gas & Consumable Fuels – 0.7%
74,682	Newfield Exploration Co.*	2,707,223
53,470	World Fuel Services Corp.	2,498,653

		5,205,876

Personal Products – 0.3%
21,847	The Estee Lauder Cos., Inc. Class A	2,094,472

Pharmaceuticals – 3.7%
28,078	Bristol-Myers Squibb Co.	2,026,670
39,563	Eli Lilly & Co.	2,988,193
97,698	Johnson & Johnson	10,949,992
165,860	Merck & Co., Inc.	9,095,762
99,619	Mylan NV*	4,155,109

		29,215,726

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trusts – 1.1%
117,995	Empire State Realty Trust, Inc. Class A	$2,184,087
74,355	Equity LifeStyle Properties, Inc.	5,092,574
18,213	Lamar Advertising Co. Class A	1,129,935

		8,406,596

Road & Rail – 1.4%
109,930	CSX Corp.	2,997,791
59,292	Hertz Global Holdings, Inc.*	549,044
11,459	Norfolk Southern Corp.	1,032,570
70,938	Union Pacific Corp.	6,187,922

		10,767,327

Semiconductors & Semiconductor Equipment – 3.2%
313,509	Applied Materials, Inc.	6,417,529
122,399	KLA-Tencor Corp.	8,560,586
24,598	Lam Research Corp.	1,879,287
219,011	Maxim Integrated Products, Inc.	7,823,073
11,919	Texas Instruments, Inc.	679,860

		25,360,335

Software – 9.4%
109,379	Adobe Systems, Inc.*	10,305,690
39,525	ANSYS, Inc.*	3,587,684
364,575	Cadence Design Systems, Inc.*	8,454,494
81,962	CDK Global, Inc.	3,898,932
107,096	Citrix Systems, Inc.*	8,764,737
6,407	Electronic Arts, Inc.*	396,273
311,241	Microsoft Corp.	15,521,589
106,879	Nuance Communications, Inc.*	1,836,181
338,735	Oracle Corp.	13,501,977
48,947	PTC, Inc.*	1,784,608
6,490	Red Hat, Inc.*	476,171
5,179	salesforce.com, Inc.*	392,568
94,969	Synopsys, Inc.*	4,512,927

		73,433,831

Specialty Retail – 6.3%
2,799	Advance Auto Parts, Inc.	436,924
7,851	AutoZone, Inc.*	6,007,820
44,737	L Brands, Inc.	3,502,460
175,491	Lowe’s Cos., Inc.	13,340,826
12,710	O’Reilly Automotive, Inc.*	3,338,663
85,478	Sally Beauty Holdings, Inc.*	2,684,009
151,911	The Home Depot, Inc.	20,339,364

		49,650,066

Textiles, Apparel & Luxury Goods – 0.7%
8,569	Carter’s, Inc.	914,055
26,953	Hanesbrands, Inc.	782,446
66,848	NIKE, Inc. Class B	3,940,021

		5,636,522

Tobacco – 0.1%
6,731	Altria Group, Inc.	422,101

Shares	Description	Value
Common Stocks – (continued)
Trading Companies & Distributors – 1.9%
105,662	HD Supply Holdings, Inc.*	$3,622,094
44,056	United Rentals, Inc.*	2,948,668
61,879	Watsco, Inc.	8,320,869

		14,891,631

TOTAL COMMON STOCKS
(Cost $753,192,825)		$764,177,059

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 1.1%
Repurchase Agreements – 1.1%
Joint Repurchase Agreement Account II
$8,300,000	0.290%	05/02/16	$8,300,000
(Cost $8,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $761,492,825)			$772,477,059

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.7%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
5,814,625	0.430%	$5,814,625
(Cost $5,814,625)

TOTAL INVESTMENTS – 99.3%
(Cost $767,307,450)		$778,291,684

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		5,869,254

NET ASSETS – 100.0%		$784,160,938

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 63.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.
(e)	Represents an affiliated issuer.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	126	June 2016	$12,972,330	$502,202

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.5%
Aerospace & Defense – 1.1%
4,273	General Dynamics Corp.	$600,442
16,245	L-3 Communications Holdings, Inc.	2,136,705
29,796	Spirit AeroSystems Holdings, Inc. Class A*	1,404,881

		4,142,028

Airlines* – 0.1%
25,813	JetBlue Airways Corp.	510,839

Auto Components – 0.7%
21,914	Lear Corp.	2,522,959
2,166	Visteon Corp.	172,565

		2,695,524

Automobiles – 0.3%
89,758	Ford Motor Co.	1,217,118

Beverages – 0.1%
4,322	PepsiCo., Inc.	444,993

Biotechnology – 1.1%
19,030	Amgen, Inc.	3,012,449
18,244	Baxalta, Inc.	765,336
1,043	United Therapeutics Corp.*	109,723

		3,887,508

Capital Markets – 2.8%
28,682	Ameriprise Financial, Inc.	2,750,603
89,699	E*TRADE Financial Corp.*	2,258,621
33,219	Invesco Ltd.	1,030,121
14,818	Legg Mason, Inc.	475,806
14,698	Northern Trust Corp.	1,044,734
64,845	The Bank of New York Mellon Corp.	2,609,363

		10,169,248

Chemicals – 2.3%
16,180	Air Products & Chemicals, Inc.	2,360,500
10,718	Celanese Corp. Series A	757,763
32,199	Praxair, Inc.	3,782,094
3,703	The Dow Chemical Co.	194,815
26,515	Westlake Chemical Corp.	1,330,788

		8,425,960

Commercial Banks – 8.5%
404,911	Bank of America Corp.	5,895,504
43,808	Citigroup, Inc.	2,027,434
119,136	Fifth Third Bancorp	2,181,380
39,781	First Horizon National Corp.	560,116
93,862	JPMorgan Chase & Co.	5,932,078
301,550	KeyCorp.	3,706,050
5,893	Popular, Inc.	175,140
71,110	Regions Financial Corp.	667,012
82,216	SunTrust Banks, Inc.	3,431,696
28,767	Synovus Financial Corp.	896,380
77,893	TCF Financial Corp.	1,062,461
98,601	Wells Fargo & Co.	4,928,078
4,983	Zions Bancorp	137,132

		31,600,461

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – 0.0%
3,121	Tyco International PLC	$120,221

Communications Equipment – 1.2%
13,917	ARRIS International PLC*	316,890
121,071	Brocade Communications Systems, Inc.	1,163,492
74,199	Cisco Systems, Inc.	2,039,731
34,322	Juniper Networks, Inc.	803,135
27,549	Viavi Solutions, Inc.*	179,344

		4,502,592

Computers & Peripherals – 1.7%
141,153	EMC Corp.	3,685,505
95,224	Hewlett Packard Enterprise Co.	1,586,432
36,942	NetApp, Inc.	873,309

		6,145,246

Construction & Engineering – 0.6%
65,715	KBR, Inc.	1,022,526
47,924	Quanta Services, Inc.*	1,136,757

		2,159,283

Construction Materials – 0.9%
31,437	Vulcan Materials Co.	3,383,564

Consumer Finance – 1.8%
53,955	Ally Financial, Inc.*	960,939
21,264	American Express Co.	1,391,303
136,302	Synchrony Financial*	4,166,752

		6,518,994

Containers & Packaging – 0.2%
43,106	Graphic Packaging Holding Co.	572,448

Diversified Financial Services – 2.7%
49,846	Berkshire Hathaway, Inc. Class B*	7,251,596
10,837	Intercontinental Exchange, Inc.	2,601,205

		9,852,801

Diversified Telecommunication Services(a) – 1.1%
95,024	AT&T, Inc.	3,688,832
5,381	Verizon Communications, Inc.	274,108

		3,962,940

Electric Utilities – 2.0%
88,748	FirstEnergy Corp.	2,892,298
94,062	Great Plains Energy, Inc.	2,937,556
38,794	PPL Corp.	1,460,206

		7,290,060

Electrical Equipment – 0.7%
36,728	Eaton Corp. PLC	2,323,780
1,831	Hubbell, Inc.	193,647

		2,517,427

Energy Equipment & Services – 1.2%
110,906	FMC Technologies, Inc.*	3,381,524
12,494	Halliburton Co.	516,127
36,409	Rowan Cos. PLC Class A	684,853

		4,582,504

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Food & Staples Retailing – 2.2%
77,066	Sysco Corp.	$3,550,431
6,107	Wal-Mart Stores, Inc.	408,375
52,303	Walgreens Boots Alliance, Inc.	4,146,582

		8,105,388

Food Products – 3.4%
35,899	Bunge Ltd.	2,243,688
89,497	ConAgra Foods, Inc.	3,987,986
35,932	Kellogg Co.	2,759,937
28,873	Pinnacle Foods, Inc.	1,229,701
19,638	The J.M. Smucker Co.	2,493,633

		12,714,945

Gas Utilities – 0.0%
3,791	UGI Corp.	152,550

Health Care Equipment & Supplies – 1.8%
58,654	Baxter International, Inc.(b)	2,593,680
12,309	C.R. Bard, Inc.	2,611,600
28,942	Hologic, Inc.*	972,162
5,146	Medtronic PLC	407,306

		6,584,748

Health Care Providers & Services – 1.7%
9,298	Aetna, Inc.	1,043,887
8,633	Anthem, Inc.	1,215,267
25,424	Cigna Corp.	3,522,241
3,231	Universal Health Services, Inc. Class B	431,920

		6,213,315

Hotels, Restaurants & Leisure – 0.5%
36,907	Carnival Corp.	1,810,288

Household Durables – 1.2%
13,490	D.R. Horton, Inc.	405,509
8,582	Mohawk Industries, Inc.*	1,653,151
12,728	Whirlpool Corp.	2,216,454

		4,275,114

Household Products – 1.9%
85,955	The Procter & Gamble Co.	6,886,715

Independent Power Producers & Energy Traders – 1.6%
338,472	AES Corp.	3,777,348
138,425	Calpine Corp.*	2,184,346

		5,961,694

Industrial Conglomerates – 2.3%
15,746	Carlisle Cos., Inc.	1,604,517
226,596	General Electric Co.	6,967,827

		8,572,344

Insurance – 6.7%
10,051	Allied World Assurance Co. Holdings AG	357,615
20,029	Assured Guaranty Ltd.	518,150
90,070	Lincoln National Corp.	3,913,541
15,625	Principal Financial Group, Inc.	666,875

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
41,360	Reinsurance Group of America, Inc.	$3,938,299
61,972	The Allstate Corp.	4,031,279
38,735	The Travelers Cos., Inc.	4,256,976
16,564	Torchmark Corp.	958,890
19,622	Unum Group	671,269
31,529	W.R. Berkley Corp.	1,765,624
116,561	XL Group PLC	3,815,042

		24,893,560

Internet Software & Services* – 0.9%
84,138	eBay, Inc.	2,055,491
31,012	Yahoo!, Inc.	1,135,039

		3,190,530

IT Services – 0.4%
28,885	Amdocs Ltd.	1,633,158

Life Sciences Tools & Services – 0.8%
21,151	Thermo Fisher Scientific, Inc.	3,051,032

Machinery – 1.2%
129,080	Allison Transmission Holdings, Inc.	3,718,795
5,209	Kennametal, Inc.	121,787
9,885	PACCAR, Inc.	582,325

		4,422,907

Media – 0.7%
51,204	Cablevision Systems Corp. Class A	1,709,701
12,027	Time Warner, Inc.	903,709

		2,613,410

Metals & Mining – 2.9%
9,052	Newmont Mining Corp.	316,549
47,399	Nucor Corp.	2,359,522
53,765	Reliance Steel & Aluminum Co.	3,976,997
158,440	Steel Dynamics, Inc.	3,994,272

		10,647,340

Multi-Utilities – 1.4%
35,757	Ameren Corp.	1,716,336
23,295	NiSource, Inc.	529,029
30,090	Sempra Energy	3,109,802

		5,355,167

Multiline Retail – 1.2%
16,074	Kohl’s Corp.	712,078
45,802	Target Corp.	3,641,259

		4,353,337

Oil, Gas & Consumable Fuels – 11.4%
33,371	Chevron Corp.	3,409,849
95,690	ConocoPhillips	4,573,025
16,156	Devon Energy Corp.	560,290
2,553	Diamondback Energy, Inc.*	221,039
40,934	Energen Corp.	1,739,286
27,972	EOG Resources, Inc.	2,311,047
112,319	Exxon Mobil Corp.	9,929,000

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
92,770	Kinder Morgan, Inc.	$1,647,595
102,988	Newfield Exploration Co.*	3,733,315
33,750	Noble Energy, Inc.	1,218,712
65,504	Occidental Petroleum Corp.	5,020,882
28,345	Pioneer Natural Resources Co.	4,708,104
66,514	World Fuel Services Corp.	3,108,199

		42,180,343

Pharmaceuticals – 8.2%
122,971	Johnson & Johnson	13,782,590
159,766	Merck & Co., Inc.	8,761,567
26,860	Mylan NV*	1,120,331
209,274	Pfizer, Inc.	6,845,352

		30,509,840

Real Estate Investment Trusts – 2.9%
143,921	CBL & Associates Properties, Inc.	1,680,997
119,782	Empire State Realty Trust, Inc. Class A	2,217,165
82,480	Equity Commonwealth*	2,302,017
12,174	Post Properties, Inc.	698,301
24,895	ProLogis, Inc.	1,130,482
137,951	Starwood Property Trust, Inc.	2,670,731

		10,699,693

Road & Rail – 1.4%
78,572	CSX Corp.	2,142,659
32,247	Norfolk Southern Corp.	2,905,777

		5,048,436

Semiconductors & Semiconductor Equipment – 3.8%
133,275	Applied Materials, Inc.	2,728,139
44,938	Intel Corp.	1,360,723
33,920	KLA-Tencor Corp.	2,372,365
5,674	Lam Research Corp.	433,493
101,165	Maxim Integrated Products, Inc.	3,613,614
36,591	QUALCOMM, Inc.	1,848,577
95,402	Teradyne, Inc.	1,804,052

		14,160,963

Software – 5.5%
16,897	ANSYS, Inc.*	1,533,741
40,738	Citrix Systems, Inc.*	3,333,998
101,274	Microsoft Corp.	5,050,534
155,182	Nuance Communications, Inc.*	2,666,027
139,319	Oracle Corp.	5,553,255
59,750	Symantec Corp.	994,539
29,297	Synopsys, Inc.*	1,392,193

		20,524,287

Specialty Retail – 0.4%
17,729	Lowe’s Cos., Inc.	1,347,759

Trading Companies & Distributors – 0.0%
838	Watsco, Inc.	112,686

TOTAL COMMON STOCKS
(Cost $356,839,125)		$360,723,308

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 6.8%
Repurchase Agreements – 6.8%
Joint Repurchase Agreement Account II
$25,200,000	0.290%	05/02/16	$25,200,000
(Cost $25,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $382,039,125)			$385,923,308

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.6%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
2,253,450	0.430%	$2,253,450
(Cost $2,253,450)

TOTAL INVESTMENTS – 104.9%
(Cost $384,292,575)		$388,176,758

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.9)%		(18,283,252)

NET ASSETS – 100.0%		$369,893,506

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 63.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.
(e)	Represents an affiliated issuer.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	49	June 2016	$5,044,795	$195,301

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.5%
Aerospace & Defense – 0.8%
37,449	DigitalGlobe, Inc.*	$829,870
7,679	Esterline Technologies Corp.*	527,240
1,162	National Presto Industries, Inc.(a)	101,315

		1,458,425

Air Freight & Logistics* – 0.7%
22,890	Atlas Air Worldwide Holdings, Inc.	914,226
10,007	Hub Group, Inc. Class A	385,470

		1,299,696

Auto Components – 2.3%
9,326	American Axle & Manufacturing Holdings, Inc.*	144,646
19,728	Cooper Tire & Rubber Co.	681,405
4,376	Cooper-Standard Holding, Inc.*	337,433
47,275	Dana Holding Corp.	611,266
3,802	Dorman Products, Inc.*(a)	204,510
16,366	Drew Industries, Inc.	1,061,008
40,267	Modine Manufacturing Co.*	435,286
2,767	Superior Industries International, Inc.	72,274
2,412	Tenneco, Inc.*	128,560
13,735	Tower International, Inc.	315,218

		3,991,606

Beverages* – 0.2%
1,750	The Boston Beer Co., Inc. Class A	273,140

Biotechnology – 5.9%
3,042	ACADIA Pharmaceuticals, Inc.*(a)	98,257
10,306	Acceleron Pharma, Inc.*	308,665
25,049	Achillion Pharmaceuticals, Inc.*	214,169
31,738	Acorda Therapeutics, Inc.*	820,427
9,761	Anacor Pharmaceuticals, Inc.*	612,405
125,989	Array BioPharma, Inc.*	401,905
32,264	Cepheid, Inc.*	920,815
21,509	Emergent Biosolutions, Inc.*	828,527
14,318	FibroGen, Inc.*	257,724
3,613	Five Prime Therapeutics, Inc.*	171,943
27,597	Genomic Health, Inc.*	725,249
55,769	Halozyme Therapeutics, Inc.*(a)	588,363
4,152	Insys Therapeutics, Inc.*(a)	60,162
37,310	MiMedx Group, Inc.*(a)	280,944
23,401	Myriad Genetics, Inc.*(a)	842,436
7,027	Neurocrine Biosciences, Inc.*	320,291
8,915	NewLink Genetics Corp.*(a)	144,512
10,338	Ophthotech Corp.*	483,198
187,239	PDL BioPharma, Inc.	705,891
8,074	Prothena Corp. PLC*(a)	348,716
36,658	Repligen Corp.*	976,569
2,195	Sage Therapeutics, Inc.*	82,729
21,538	ZIOPHARM Oncology, Inc.*(a)	169,289

		10,363,186

Building Products – 1.0%
10,287	Apogee Enterprises, Inc.	426,293
12,977	Continental Building Products, Inc.*	254,479

Shares	Description	Value
Common Stocks – (continued)
Building Products – (continued)
2,289	Gibraltar Industries, Inc.*	$60,544
1,524	Simpson Manufacturing Co., Inc.	57,303
12,097	Universal Forest Products, Inc.	927,235

		1,725,854

Capital Markets – 2.0%
3,915	Associated Capital Group, Inc. Class A*	119,290
23,801	Cohen & Steers, Inc.	934,665
3,407	Financial Engines, Inc.(a)	109,739
8,554	GAMCO Investors, Inc. Class A(a)	338,482
21,952	Investment Technology Group, Inc.	428,503
12,175	OM Asset Management PLC	163,389
19,013	Piper Jaffray Cos.*	793,032
60,276	WisdomTree Investments, Inc.(a)	656,406

		3,543,506

Chemicals – 2.9%
39,813	Chemtura Corp.*	1,108,792
23,273	FutureFuel Corp.	261,589
25,792	H.B. Fuller Co.	1,153,418
18,222	Innophos Holdings, Inc.	673,485
11,203	Minerals Technologies, Inc.	671,060
15,643	PolyOne Corp.	562,835
708	Quaker Chemical Corp.	63,054
10,225	Stepan Co.	626,690

		5,120,923

Commercial Banks – 8.1%
3,778	1st Source Corp.	130,114
6,333	Banco Latinoamericano de Comercio Exterior SA Class E	163,771
27,726	Bank of the Ozarks, Inc.(a)	1,145,084
51,282	Brookline Bancorp, Inc.	583,589
35,854	Central Pacific Financial Corp.	836,832
20,267	Columbia Banking System, Inc.	597,674
59,487	CVB Financial Corp.(a)	1,021,987
23,905	FCB Financial Holdings, Inc. Class A*	835,480
1,694	First Citizens BancShares, Inc. Class A	431,970
37,879	First Midwest Bancorp, Inc.	700,004
1,635	Great Southern Bancorp, Inc.	61,901
12,483	Hanmi Financial Corp.	288,607
8,122	Home BancShares, Inc.	349,165
21,286	IBERIABANK Corp.	1,255,661
17,720	International Bancshares Corp.	464,087
18,735	LegacyTexas Financial Group, Inc.	462,005
69,283	OFG Bancorp	611,769
26,677	PrivateBancorp, Inc.	1,110,030
23,065	Prosperity Bancshares, Inc.	1,217,140
11,148	Renasant Corp.	382,822
9,960	Trustmark Corp.	244,120
34,121	Western Alliance Bancorp*	1,248,146

		14,141,958

Commercial Services & Supplies – 3.4%
38,054	Brady Corp. Class A	1,008,050
15,948	Essendant, Inc.	491,039

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
10,336	Herman Miller, Inc.	$311,837
4,779	HNI Corp.	208,938
16,950	Interface, Inc.	288,489
54,676	Kimball International, Inc. Class B	636,429
30,944	Knoll, Inc.	722,542
57,133	Quad Graphics, Inc.	717,019
17,617	Tetra Tech, Inc.	517,940
30,826	The Brink’s Co.	1,043,152

		5,945,435

Communications Equipment – 1.6%
21,970	Calix, Inc.*	152,252
10,947	Ciena Corp.*	184,238
4,824	Finisar Corp.*	79,403
18,298	Infinera Corp.*	217,563
17,942	Ixia*	181,573
21,601	NETGEAR, Inc.*	915,883
11,066	Plantronics, Inc.	425,488
35,353	Polycom, Inc.*	422,468
26,886	ShoreTel, Inc.*	164,542

		2,743,410

Computers & Peripherals* – 0.4%
16,563	Cray, Inc.	627,241

Construction & Engineering – 2.0%
45,359	Aegion Corp.*	962,971
24,428	Comfort Systems USA, Inc.	720,382
24,193	EMCOR Group, Inc.	1,172,877
14,278	Granite Construction, Inc.	636,656

		3,492,886

Consumer Finance* – 0.2%
81,038	EZCORP, Inc. Class A	401,138

Distributors – 1.0%
6,292	Core-Mark Holding Co., Inc.	513,805
13,933	Pool Corp.	1,217,883

		1,731,688

Diversified Consumer Services – 1.6%
23,209	Bridgepoint Education, Inc.*	221,414
3,517	Bright Horizons Family Solutions, Inc.*	230,785
4,098	Capella Education Co.	226,660
18,909	DeVry Education Group, Inc.(a)	328,071
56,127	K12, Inc.*	689,801
58,694	Regis Corp.*	802,347
9,278	Sotheby’s	252,733

		2,751,811

Diversified Telecommunication Services* – 0.6%
25,687	General Communication, Inc. Class A	434,110
119,296	Vonage Holdings Corp.	557,113

		991,223

Electric Utilities – 0.7%
20,980	ALLETE, Inc.	1,178,866

Shares	Description	Value
Common Stocks – (continued)
Electrical Equipment – 2.1%
18,318	AZZ, Inc.(b)	$1,006,025
20,027	EnerSys	1,168,976
64,710	General Cable Corp.	1,012,064
34,160	LSI Industries, Inc.	432,124

		3,619,189

Electronic Equipment, Instruments & Components – 3.1%
42,326	Benchmark Electronics, Inc.*	821,971
26,276	II-VI, Inc.*	548,380
33,520	Insight Enterprises, Inc.*	828,279
32,001	Kimball Electronics, Inc.*	350,091
27,914	Methode Electronics, Inc.	829,883
12,297	MTS Systems Corp.	691,337
15,493	Plexus Corp.*	646,988
7,217	Tech Data Corp.*	495,736
35,223	TTM Technologies, Inc.*	229,654

		5,442,319

Energy Equipment & Services – 0.4%
11,243	Archrock, Inc.	110,744
71,367	McDermott International, Inc.*(a)	324,006
85,965	Pioneer Energy Services Corp.*	267,351

		702,101

Food & Staples Retailing – 0.3%
19,676	SpartanNash Co.	545,025
1,719	United Natural Foods, Inc.*	61,317

		606,342

Food Products – 0.9%
5,409	Calavo Growers, Inc.	309,233
24,225	Fresh Del Monte Produce, Inc.	1,047,973
3,323	John B. Sanfilippo & Son, Inc.	183,862

		1,541,068

Gas Utilities – 0.8%
20,968	ONE Gas, Inc.	1,225,999
3,281	Southwest Gas Corp.	212,970

		1,438,969

Health Care Equipment & Supplies – 3.7%
2,394	Atrion Corp.	951,136
11,712	Cantel Medical Corp.	784,587
5,318	Cynosure, Inc. Class A*	260,263
4,707	Haemonetics Corp.*	152,648
7,158	ICU Medical, Inc.*	711,076
6,019	Inogen, Inc.*	294,088
22,545	Invacare Corp.	253,406
3,002	LivaNova PLC*	158,295
12,815	Masimo Corp.*	555,530
6,446	Merit Medical Systems, Inc.*	130,532
19,580	Natus Medical, Inc.*	624,015
8,543	NuVasive, Inc.*	452,266
7,220	Orthofix International NV*	315,947
11,113	West Pharmaceutical Services, Inc.	791,246

		6,435,035

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care Providers & Services – 2.6%
1,800	Amedisys, Inc.*	$92,682
13,283	Magellan Health, Inc.*	935,920
6,522	Molina Healthcare, Inc.*	337,579
31,019	Owens & Minor, Inc.	1,128,781
31,244	Triple-S Management Corp. Class B*	813,594
14,253	WellCare Health Plans, Inc.*	1,282,628

		4,591,184

Health Care Technology – 0.7%
1,281	Computer Programs & Systems, Inc.(a)	65,754
13,139	HMS Holdings Corp.*	221,918
28,203	Omnicell, Inc.*	898,547

		1,186,219

Hotels, Restaurants & Leisure – 3.8%
21,917	BJ’s Restaurants, Inc.*	977,498
16,753	Bob Evans Farms, Inc.	762,932
23,709	Boyd Gaming Corp.*	441,936
1,482	Churchill Downs, Inc.	198,855
12,604	Isle of Capri Casinos, Inc.*	187,799
18,268	Papa John’s International, Inc.	1,033,786
30,664	Pinnacle Entertainment, Inc.*	338,530
10,370	Ruth’s Hospitality Group, Inc.	164,676
33,784	Sonic Corp.	1,161,156
10,500	Vail Resorts, Inc.	1,361,220

		6,628,388

Household Durables – 1.1%
5,428	Cavco Industries, Inc.*	475,981
30,393	Ethan Allen Interiors, Inc.(a)	1,034,578
12,718	La-Z-Boy, Inc.	329,015

		1,839,574

Independent Power Producers & Energy Traders – 0.3%
6,699	Ormat Technologies, Inc.	290,737
20,440	Talen Energy Corp.*	238,330

		529,067

Insurance – 1.6%
65,264	American Equity Investment Life Holding Co.	913,696
18,879	Argo Group International Holdings Ltd.	1,037,779
2,697	FBL Financial Group, Inc. Class A	163,087
57,740	Maiden Holdings Ltd.	706,160

		2,820,722

Internet & Catalog Retail – 0.6%
3,116	FTD Cos., Inc.*	86,656
6,769	HSN, Inc.	358,960
10,339	Nutrisystem, Inc.	227,665
7,786	Shutterfly, Inc.*	358,000

		1,031,281

Internet Software & Services – 2.2%
32,076	Bankrate, Inc.*	293,175
17,631	Blucora, Inc.*	141,224

Shares	Description	Value
Common Stocks – (continued)
Internet Software & Services – (continued)
10,203	Cornerstone OnDemand, Inc.*	$350,473
2,980	Cvent, Inc.*	105,343
152,501	EarthLink Holdings Corp.	886,031
8,937	LogMeIn, Inc.*	533,539
33,034	Marchex, Inc. Class B	140,394
26,489	Monster Worldwide, Inc.*	84,765
20,482	NIC, Inc.	362,736
2,188	SPS Commerce, Inc.*	111,435
40,488	Web.com Group, Inc.*	809,355

		3,818,470

IT Services – 1.9%
15,586	Blackhawk Network Holdings, Inc.*	500,778
7,579	Cardtronics, Inc.*	298,764
71,829	EVERTEC, Inc.	967,537
2,741	ExlService Holdings, Inc.*	132,637
—	Global Payments, Inc.	2
31,812	ManTech International Corp. Class A	1,075,246
2,440	Sykes Enterprises, Inc.*	71,126
12,857	Travelport Worldwide Ltd.	179,355

		3,225,445

Leisure Equipment & Products*(a) – 0.2%
12,310	Smith & Wesson Holding Corp.	268,727

Machinery – 2.9%
10,063	Altra Industrial Motion Corp.	288,808
5,229	Astec Industries, Inc.	253,084
2,963	CLARCOR, Inc.	174,135
50,075	Federal Signal Corp.	685,527
6,993	Hyster-Yale Materials Handling, Inc.	428,321
8,671	Kadant, Inc.	410,572
17,149	Miller Industries, Inc.	364,588
8,216	Standex International Corp.	630,085
4,615	Tennant Co.	246,487
76,252	Wabash National Corp.*	1,086,591
9,262	Woodward, Inc.	502,093

		5,070,291

Media – 0.0%
44,613	Harte-Hanks, Inc.	81,196

Metals & Mining – 2.6%
27,441	Carpenter Technology Corp.(a)	971,686
63,275	Commercial Metals Co.(b)	1,133,888
66,298	Ferroglobe PLC	675,577
16,592	Materion Corp.	481,002
40,802	Schnitzer Steel Industries, Inc. Class A	841,337
11,341	Worthington Industries, Inc.	428,123

		4,531,613

Multi-Utilities – 0.6%
19,038	NorthWestern Corp.	1,082,120

Oil, Gas & Consumable Fuels – 2.2%
20,138	Alon USA Energy, Inc.(a)	211,449
8,233	Carrizo Oil & Gas, Inc.*	291,201

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
109,279	DHT Holdings, Inc.	$627,262
19,084	Gener8 Maritime, Inc.*(a)	137,977
43,360	Oasis Petroleum, Inc.*	420,158
3,396	Par Pacific Holdings, Inc.*(a)	64,898
10,438	Parsley Energy, Inc. Class A*	244,458
18,608	PDC Energy, Inc.*	1,168,396
10,089	REX American Resources Corp.*	548,539
31,374	Scorpio Tankers, Inc.	196,401

		3,910,739

Pharmaceuticals – 1.6%
13,268	Impax Laboratories, Inc.*	442,488
24,193	Phibro Animal Health Corp. Class A	501,763
21,282	Prestige Brands Holdings, Inc.*	1,208,392
22,692	Sagent Pharmaceuticals, Inc.*	264,135
13,346	SciClone Pharmaceuticals, Inc.*	176,167
18,946	Sucampo Pharmaceuticals, Inc. Class A*	204,238

		2,797,183

Professional Services – 0.4%
4,414	Barrett Business Services, Inc.	136,878
19,021	CDI Corp.	136,000
5,220	Insperity, Inc.	275,459
14,420	RPX Corp.*	159,774

		708,111

Real Estate Investment Trusts – 9.2%
65,136	American Capital Mortgage Investment Corp.	965,967
179,116	Anworth Mortgage Asset Corp.	845,427
16,174	CoreSite Realty Corp.	1,211,918
41,776	Cousins Properties, Inc.	432,381
43,087	CubeSmart	1,275,806
13,260	CyrusOne, Inc.	585,164
18,740	DCT Industrial Trust, Inc.	756,534
12,702	DuPont Fabros Technology, Inc.	505,794
37,123	FelCor Lodging Trust, Inc.	265,801
46,709	First Industrial Realty Trust, Inc.	1,071,504
26,064	Gaming and Leisure Properties, Inc.	854,652
34,865	Hudson Pacific Properties, Inc.	1,019,801
73,040	Invesco Mortgage Capital, Inc.	938,564
46,170	Mack-Cali Realty Corp.	1,180,105
22,345	Pennsylvania Real Estate Investment Trust	512,594
11,359	PS Business Parks, Inc.	1,087,738
2,787	Sovran Self Storage, Inc.	296,035
3,677	STAG Industrial, Inc.	73,393
23,154	Summit Hotel Properties, Inc.	263,956
10,575	Sun Communities, Inc.	717,725
70,563	Sunstone Hotel Investors, Inc.	903,912
25,371	Western Asset Mortgage Capital Corp.(a)	252,949

		16,017,720

Shares	Description	Value
Common Stocks – (continued)
Real Estate Management & Development – 1.0%
24,887	Alexander & Baldwin, Inc.	$951,679
20,192	RE/MAX Holdings, Inc. Class A	743,065

		1,694,744

Road & Rail – 0.1%
9,019	ArcBest Corp.	172,173

Semiconductors & Semiconductor Equipment – 3.4%
31,054	Advanced Energy Industries, Inc.*	1,004,597
8,706	Cabot Microelectronics Corp.	364,694
7,378	Cirrus Logic, Inc.*	266,346
28,113	Entegris, Inc.*	373,622
17,480	Inphi Corp.*	518,632
7,387	Integrated Device Technology, Inc.*	142,421
6,311	MaxLinear, Inc. Class A*	105,709
28,790	MKS Instruments, Inc.	1,032,410
87,259	Photronics, Inc.*	923,200
10,455	Power Integrations, Inc.	504,454
10,849	Semtech Corp.*	234,772
1,221	Silicon Laboratories, Inc.*	57,143
3,206	Synaptics, Inc.*	229,389
4,767	Tessera Technologies, Inc.	136,908

		5,894,297

Software – 5.1%
13,941	Aspen Technology, Inc.*	530,176
12,661	Blackbaud, Inc.	782,070
8,367	CommVault Systems, Inc.*	366,224
14,877	Fleetmatics Group PLC*(a)	539,291
6,901	Gigamon, Inc.*	224,904
4,422	Imperva, Inc.*	205,534
29,603	Infoblox, Inc.*	495,258
21,333	Manhattan Associates, Inc.*(b)	1,291,500
53,434	Mentor Graphics Corp.	1,066,543
5,670	MicroStrategy, Inc. Class A*	1,016,744
7,775	Monotype Imaging Holdings, Inc.	171,283
15,524	Pegasystems, Inc.	409,678
12,007	Progress Software Corp.*	306,419
4,804	Qlik Technologies, Inc.*	147,915
13,409	Qualys, Inc.*	337,639
22,717	RealPage, Inc.*	499,547
18,212	Synchronoss Technologies, Inc.*	565,847

		8,956,572

Specialty Retail – 2.9%
9,212	Abercrombie & Fitch Co. Class A	246,237
24,147	American Eagle Outfitters, Inc.(a)	345,544
16,999	Asbury Automotive Group, Inc.*	1,030,479
3,006	Burlington Stores, Inc.*	171,252
8,112	Caleres, Inc.	204,504
13,955	Group 1 Automotive, Inc.	918,797
11,982	Outerwall, Inc.(a)	494,976
12,414	Pier 1 Imports, Inc.	85,532
34,492	Rent-A-Center, Inc.	507,032
12,627	Stage Stores, Inc.(a)	92,935
25,957	The Cato Corp. Class A	949,767

		5,047,055

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.8%
1,783	Columbia Sportswear Co.	$104,430
14,957	Crocs, Inc.*	124,891
4,580	Deckers Outdoor Corp.*	264,770
7,611	G-III Apparel Group Ltd.*	344,398
27,897	Wolverine World Wide, Inc.	528,648

		1,367,137

Thrifts & Mortgage Finance – 1.5%
18,486	BofI Holding, Inc.*(a)	376,560
48,279	Dime Community Bancshares, Inc.	874,333
5,283	Flagstar Bancorp, Inc.*	125,048
50,328	Oritani Financial Corp.	872,184
12,354	Radian Group, Inc.	158,008
4,642	WSFS Financial Corp.	158,478

		2,564,611

Trading Companies & Distributors – 1.3%
24,166	Applied Industrial Technologies, Inc.	1,107,528
25,467	H&E Equipment Services, Inc.	515,197
42,046	MRC Global, Inc.*	587,803

		2,210,528

Wireless Telecommunication Services – 0.2%
22,931	Spok Holdings, Inc.	389,598

TOTAL COMMON STOCKS
(Cost $172,242,947)		$170,001,780

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 7.5%
Repurchase Agreements – 7.5%
Joint Repurchase Agreement Account II
$13,100,000	0.290%	05/02/16	$13,100,000
(Cost $13,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $185,342,947)			$183,101,780

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 4.6%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
8,035,251	0.430%	$8,035,251
(Cost $8,035,251)

TOTAL INVESTMENTS – 109.6%
(Cost $193,378,198)		$191,137,031

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.6)%		(16,689,242)

NET ASSETS – 100.0%		$174,447,789

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 63.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	27	June 2016	$3,044,520	$49,013

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.3%
Air Freight & Logistics* – 0.9%
12,369	Atlas Air Worldwide Holdings, Inc.	$494,018
22,167	Hub Group, Inc. Class A	853,873

		1,347,891

Airlines* – 0.1%
2,769	Hawaiian Holdings, Inc.	116,492

Auto Components – 2.7%
25,402	American Axle & Manufacturing Holdings, Inc.*	393,985
15,943	Cooper Tire & Rubber Co.	550,671
7,848	Cooper-Standard Holding, Inc.*	605,159
27,984	Dana Holding Corp.	361,833
4,580	Dorman Products, Inc.*(a)	246,358
16,210	Drew Industries, Inc.	1,050,895
4,017	Gentherm, Inc.*	147,585
5,516	Tenneco, Inc.*	294,003
13,878	Tower International, Inc.	318,500

		3,968,989

Beverages* – 0.2%
2,132	The Boston Beer Co., Inc. Class A	332,763

Biotechnology* – 10.8%
13,640	ACADIA Pharmaceuticals, Inc.(a)	440,572
18,141	Acceleron Pharma, Inc.	543,323
45,967	Achillion Pharmaceuticals, Inc.	393,018
33,201	Acorda Therapeutics, Inc.	858,246
13,449	AMAG Pharmaceuticals, Inc.(a)	356,667
13,079	Anacor Pharmaceuticals, Inc.	820,576
126,925	Array BioPharma, Inc.	404,891
34,668	Cepheid, Inc.	989,425
29,876	Dyax Corp.	45,262
23,700	Emergent Biosolutions, Inc.	912,924
2,677	Enanta Pharmaceuticals, Inc.	78,168
40,056	Exelixis, Inc.(a)	184,658
22,074	FibroGen, Inc.	397,332
8,759	Five Prime Therapeutics, Inc.	416,841
31,629	Genomic Health, Inc.	831,210
17,935	Geron Corp.(a)	52,908
73,324	Halozyme Therapeutics, Inc.(a)(b)	773,568
12,189	ImmunoGen, Inc.	83,495
18,800	Insys Therapeutics, Inc.(a)	272,412
36,753	Ironwood Pharmaceuticals, Inc.	384,069
5,920	Kite Pharma, Inc.(a)	273,978
1,002	Ligand Pharmaceuticals, Inc.(a)	121,112
6,646	Merrimack Pharmaceuticals, Inc.	47,054
34,570	MiMedx Group, Inc.(a)	260,312
25,862	Momenta Pharmaceuticals, Inc.	245,948
31,229	Myriad Genetics, Inc.(a)	1,124,244
20,536	Neurocrine Biosciences, Inc.	936,031
17,599	NewLink Genetics Corp.(a)	285,280
11,640	Ophthotech Corp.	544,054
4,669	Portola Pharmaceuticals, Inc.	110,935
14,607	Prothena Corp. PLC(a)	630,876
32,893	Repligen Corp.	876,269

Shares	Description	Value
Common Stocks – (continued)
Biotechnology* – (continued)
14,695	Retrophin, Inc.	$202,497
8,466	Sage Therapeutics, Inc.(a)	319,083
1,809	Seres Therapeutics, Inc.	53,402
2,803	TESARO, Inc.	116,156
3,692	Ultragenyx Pharmaceutical, Inc.	249,653
42,308	ZIOPHARM Oncology, Inc.(a)	332,541

		15,968,990

Building Products – 1.3%
19,429	Apogee Enterprises, Inc.	805,138
30,374	Continental Building Products, Inc.*	595,634
3,110	Masonite International Corp.*	210,423
5,699	Simpson Manufacturing Co., Inc.	214,282
2,140	Universal Forest Products, Inc.	164,031

		1,989,508

Capital Markets – 1.7%
23,856	Cohen & Steers, Inc.	936,825
6,907	Evercore Partners, Inc. Class A	356,678
2,425	Financial Engines, Inc.	78,109
21,440	Investment Technology Group, Inc.	418,509
72,780	WisdomTree Investments, Inc.(a)	792,574

		2,582,695

Chemicals – 3.4%
39,951	Chemtura Corp.*	1,112,635
25,844	H.B. Fuller Co.	1,155,744
6,366	Innophos Holdings, Inc.	235,287
16,468	Minerals Technologies, Inc.	986,433
19,448	PolyOne Corp.	699,739
741	Quaker Chemical Corp.	65,994
9,418	Stepan Co.	577,229
3,323	Trinseo SA*(a)	142,191

		4,975,252

Commercial Banks – 1.8%
29,375	Bank of the Ozarks, Inc.	1,213,187
1,823	First Financial Bankshares, Inc.(a)	59,029
5,463	Home BancShares, Inc.	234,854
21,419	OFG Bancorp	189,130
27,570	Western Alliance Bancorp*	1,008,511

		2,704,711

Commercial Services & Supplies – 4.0%
26,919	Brady Corp. Class A	713,084
3,193	G&K Services, Inc. Class A	225,585
18,522	Herman Miller, Inc.	558,809
21,398	HNI Corp.	935,521
45,395	Interface, Inc.	772,623
40,886	Knoll, Inc.	954,688
26,791	Quad Graphics, Inc.	336,227
25,124	Steelcase, Inc. Class A	383,392
30,122	The Brink’s Co.	1,019,329

		5,899,258

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Communications Equipment – 1.3%
28,973	Ciena Corp.*	$487,616
24,982	Infinera Corp.*	297,036
48,742	Ixia*	493,269
12,129	Plantronics, Inc.	466,360
30,524	ShoreTel, Inc.*	186,807

		1,931,088

Computers & Peripherals* – 0.6%
24,613	Cray, Inc.	932,094

Construction & Engineering – 1.4%
28,392	Aegion Corp.*	602,762
30,138	Comfort Systems USA, Inc.	888,769
10,768	EMCOR Group, Inc.	522,033

		2,013,564

Construction Materials* – 0.1%
5,787	Headwaters, Inc.	115,798

Distributors – 1.2%
6,486	Core-Mark Holding Co., Inc.	529,647
14,695	Pool Corp.	1,284,490

		1,814,137

Diversified Consumer Services – 1.6%
9,796	Bright Horizons Family Solutions, Inc.*	642,814
11,741	Capella Education Co.	649,395
30,755	Regis Corp.*	420,421
25,998	Sotheby’s	708,185

		2,420,815

Diversified Financial Services – 0.0%
518	MarketAxess Holdings, Inc.	63,590

Diversified Telecommunication Services* – 0.7%
29,287	General Communication, Inc. Class A	494,950
114,640	Vonage Holdings Corp.	535,369

		1,030,319

Electrical Equipment – 1.8%
17,901	AZZ, Inc.	983,123
14,533	EnerSys	848,291
56,345	General Cable Corp.	881,236

		2,712,650

Electronic Equipment, Instruments & Components – 2.6%
2,218	Belden, Inc.	140,044
19,569	Benchmark Electronics, Inc.*	380,030
15,143	Insight Enterprises, Inc.*	374,183
12,016	InvenSense, Inc.*(a)	92,283
31,000	Methode Electronics, Inc.	921,630
14,873	MTS Systems Corp.	836,160
17,468	Plexus Corp.*	729,464
8,327	Rofin-Sinar Technologies, Inc.*	268,046
1,157	Universal Display Corp.*	67,465

		3,809,305

Shares	Description	Value
Common Stocks – (continued)
Energy Equipment & Services* – 0.1%
31,729	Pioneer Energy Services Corp.	$98,677

Food & Staples Retailing – 0.2%
1,185	Casey’s General Stores, Inc.	132,720
3,629	United Natural Foods, Inc.*	129,446

		262,166

Food Products – 0.2%
4,193	Calavo Growers, Inc.	239,714
1,584	John B. Sanfilippo & Son, Inc.	87,642

		327,356

Gas Utilities – 0.1%
1,356	ONE Gas, Inc.	79,285

Health Care Equipment & Supplies – 5.3%
1,762	ABIOMED, Inc.*	171,161
17,445	Cantel Medical Corp.	1,168,641
11,812	Cynosure, Inc. Class A*	578,079
2,734	Globus Medical, Inc. Class A*	68,459
4,854	Haemonetics Corp.*	157,415
5,310	ICU Medical, Inc.*	527,495
10,432	Inogen, Inc.*	509,707
7,132	Insulet Corp.*	237,496
8,632	Invacare Corp.	97,024
7,541	LivaNova PLC*	397,637
18,851	Masimo Corp.*	817,191
21,163	Natus Medical, Inc.*	674,465
16,100	NuVasive, Inc.*	852,334
10,776	NxStage Medical, Inc.*	173,709
3,127	STERIS PLC	220,985
16,784	West Pharmaceutical Services, Inc.	1,195,021

		7,846,819

Health Care Providers & Services – 2.4%
7,416	Amedisys, Inc.*	381,850
652	Chemed Corp.	84,617
1,199	CorVel Corp.*	54,195
9,048	HealthSouth Corp.	375,130
13,419	Molina Healthcare, Inc.*	694,567
12,416	Owens & Minor, Inc.	451,818
2,966	Triple-S Management Corp. Class B*	77,235
16,167	WellCare Health Plans, Inc.*	1,454,868

		3,574,280

Health Care Technology – 2.0%
13,333	Computer Programs & Systems, Inc.(a)	684,383
36,872	HMS Holdings Corp.*	622,768
13,749	Medidata Solutions, Inc.*	599,869
30,612	Omnicell, Inc.*	975,298

		2,882,318

Hotels, Restaurants & Leisure – 6.3%
18,656	BJ’s Restaurants, Inc.*	832,058
19,905	Bloomin’ Brands, Inc.	372,223

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
15,673	Bob Evans Farms, Inc.	$713,748
41,865	Boyd Gaming Corp.*	780,364
4,913	Churchill Downs, Inc.	659,226
25,352	Denny’s Corp.*	250,731
35,479	Isle of Capri Casinos, Inc.*	528,637
8,991	Jack in the Box, Inc.	607,342
12,826	La Quinta Holdings, Inc.*	163,788
18,208	Papa John’s International, Inc.	1,030,391
31,846	Pinnacle Entertainment, Inc.*	351,580
13,274	Ruth’s Hospitality Group, Inc.	210,791
12,115	Scientific Games Corp. Class A*(a)	120,181
30,986	Sonic Corp.	1,064,989
12,425	Vail Resorts, Inc.	1,610,777

		9,296,826

Household Durables – 0.8%
5,615	Cavco Industries, Inc.*	492,379
9,941	Ethan Allen Interiors, Inc.	338,392
13,947	La-Z-Boy, Inc.	360,809

		1,191,580

Independent Power Producers & Energy Traders – 0.2%
3,830	Ormat Technologies, Inc.	166,222
14,192	Talen Energy Corp.*	165,479

		331,701

Insurance – 1.0%
46,096	American Equity Investment Life Holding Co.	645,344
4,022	Argo Group International Holdings Ltd.	221,090
4,138	Heritage Insurance Holdings, Inc.	54,994
43,310	Maiden Holdings Ltd.	529,681

		1,451,109

Internet & Catalog Retail – 1.1%
15,529	HSN, Inc.	823,503
2,207	Liberty TripAdvisor Holdings, Inc. Class A*	48,686
21,927	Nutrisystem, Inc.	482,833
6,462	Shutterfly, Inc.*	297,123

		1,652,145

Internet Software & Services – 4.1%
8,553	comScore, Inc.*	261,893
17,116	Cornerstone OnDemand, Inc.*	587,935
6,411	Cvent, Inc.*	226,629
6,231	Demandware, Inc.*	287,125
150,287	EarthLink Holdings Corp.	873,167
9,140	Gogo, Inc.*(a)	96,793
16,065	Intralinks Holdings, Inc.*	143,139
4,501	j2 Global, Inc.	285,904
16,732	LogMeIn, Inc.*	998,900
39,923	NIC, Inc.	707,036
7,261	RetailMeNot, Inc.*	61,210
3,629	SPS Commerce, Inc.*	184,825

Shares	Description	Value
Common Stocks – (continued)
Internet Software & Services – (continued)
976	Stamps.com, Inc.*	$80,383
44,474	Web.com Group, Inc.*	889,035
13,722	Wix.com Ltd.*	339,208

		6,023,182

IT Services – 2.4%
30,968	Blackhawk Network Holdings, Inc.*	995,002
18,104	Cardtronics, Inc.*	713,660
66,231	EVERTEC, Inc.	892,131
12,624	ExlService Holdings, Inc.*	610,875
1	Global Payments, Inc.	65
28,658	Travelport Worldwide Ltd.	399,779

		3,611,512

Leisure Equipment & Products*(a) – 0.3%
17,919	Smith & Wesson Holding Corp.	391,172

Life Sciences Tools & Services* – 0.0%
1,085	Cambrex Corp.	52,340

Machinery – 2.7%
1,466	Albany International Corp. Class A	59,065
10,261	Altra Industrial Motion Corp.	294,491
9,939	CLARCOR, Inc.	584,115
6,902	Federal Signal Corp.	94,489
8,976	Hyster-Yale Materials Handling, Inc.	549,780
9,722	Standex International Corp.	745,580
6,469	Tennant Co.	345,509
67,834	Wabash National Corp.*	966,635
6,954	Woodward, Inc.	376,976

		4,016,640

Media(a) – 0.1%
2,520	MDC Partners, Inc.	51,005
2,351	Nexstar Broadcasting Group, Inc. Class A	120,677

		171,682

Metals & Mining – 1.2%
13,098	Carpenter Technology Corp.	463,800
73,877	Ferroglobe PLC	752,807
3,229	Schnitzer Steel Industries, Inc. Class A	66,582
13,468	Worthington Industries, Inc.	508,417

		1,791,606

Multiline Retail – 0.2%
4,915	Big Lots, Inc.	225,402

Oil, Gas & Consumable Fuels – 1.1%
10,546	Alon USA Energy, Inc.	110,733
2,975	Carrizo Oil & Gas, Inc.*	105,226
16,614	Gener8 Maritime, Inc.*	120,119
10,095	Matador Resources Co.*(a)	217,547
9,511	Oasis Petroleum, Inc.*	92,162
3,918	Par Pacific Holdings, Inc.*	74,873
10,140	Parsley Energy, Inc. Class A*	237,479
827	PDC Energy, Inc.*	51,927

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
3,496	REX American Resources Corp.*	$190,077
13,754	Western Refining, Inc.(b)	368,057

		1,568,200

Paper & Forest Products – 0.2%
2,501	Neenah Paper, Inc.	162,790
1,495	Schweitzer-Mauduit International, Inc.	51,413

		214,203

Pharmaceuticals – 3.0%
22,246	Amphastar Pharmaceuticals, Inc.*	273,626
29,803	Impax Laboratories, Inc.*	993,930
5,435	Nektar Therapeutics*	85,221
7,748	Pacira Pharmaceuticals, Inc.*	419,244
23,760	Phibro Animal Health Corp. Class A	492,782
22,465	Prestige Brands Holdings, Inc.*	1,275,563
25,418	Sagent Pharmaceuticals, Inc.*	295,866
23,077	SciClone Pharmaceuticals, Inc.*	304,616
32,650	Sucampo Pharmaceuticals, Inc. Class A*	351,967

		4,492,815

Professional Services – 1.0%
1,413	CEB, Inc.	87,168
2,914	Heidrick & Struggles International, Inc.	57,493
2,523	Huron Consulting Group, Inc.*	140,304
15,396	Insperity, Inc.	812,447
35,615	RPX Corp.*	394,614

		1,492,026

Real Estate Investment Trusts – 3.5%
62,513	Anworth Mortgage Asset Corp.	295,061
16,739	CoreSite Realty Corp.	1,254,253
43,049	CubeSmart	1,274,681
14,809	CyrusOne, Inc.	653,521
7,986	DuPont Fabros Technology, Inc.	318,003
27,069	Gaming and Leisure Properties, Inc.	887,596
5,596	PS Business Parks, Inc.	535,873

		5,218,988

Road & Rail – 0.2%
13,284	ArcBest Corp.	253,591
2,991	Saia, Inc.*	86,500

		340,091

Semiconductors & Semiconductor Equipment – 4.6%
27,195	Advanced Energy Industries, Inc.*	879,758
1,817	Ambarella, Inc.*(a)	74,679
11,525	Cabot Microelectronics Corp.	482,782
7,515	Cavium, Inc.*	371,016
15,412	Cirrus Logic, Inc.*	556,373
20,288	Entegris, Inc.*	269,628
22,799	Inphi Corp.*	676,446
30,162	Integrated Device Technology, Inc.*	581,523
19,476	MaxLinear, Inc. Class A*	326,223

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
69,952	Photronics, Inc.*	$740,092
14,894	Power Integrations, Inc.	718,636
10,338	Semtech Corp.*	223,714
4,378	Silicon Laboratories, Inc.*	204,890
8,379	Synaptics, Inc.*	599,518
4,582	Tessera Technologies, Inc.	131,595

		6,836,873

Software – 8.2%
29,373	Aspen Technology, Inc.*	1,117,055
17,445	Blackbaud, Inc.	1,077,578
16,656	CommVault Systems, Inc.*	729,033
26,637	EPIQ Systems, Inc.	393,429
1,212	Fair Isaac Corp.	129,333
17,834	Fleetmatics Group PLC*	646,483
14,799	Gigamon, Inc.*	482,299
6,642	Imperva, Inc.*	308,720
34,731	Infoblox, Inc.*	581,050
26,683	Manhattan Associates, Inc.*	1,615,389
17,891	Mentor Graphics Corp.	357,104
5,894	MicroStrategy, Inc. Class A*	1,056,912
22,233	Pegasystems, Inc.	586,729
3,309	QAD, Inc. Class A	64,889
22,842	Qlik Technologies, Inc.*	703,305
21,461	Qualys, Inc.*	540,388
23,472	RealPage, Inc.*	516,149
19,250	RingCentral, Inc. Class A*	367,290
24,232	Synchronoss Technologies, Inc.*	752,888
906	Tyler Technologies, Inc.*	132,647

		12,158,670

Specialty Retail – 3.6%
61,795	American Eagle Outfitters, Inc.(a)	884,287
16,523	Asbury Automotive Group, Inc.*	1,001,624
9,500	Burlington Stores, Inc.*	541,215
10,218	Caleres, Inc.	257,596
17,926	Express, Inc.*	325,895
7,974	Group 1 Automotive, Inc.	525,008
14,364	Outerwall, Inc.(a)	593,377
38,727	Pier 1 Imports, Inc.	266,829
21,304	The Cato Corp. Class A	779,513
4,649	Zumiez, Inc.*	78,010

		5,253,354

Textiles, Apparel & Luxury Goods – 1.3%
763	Columbia Sportswear Co.	44,689
14,340	Crocs, Inc.*	119,739
4,123	Deckers Outdoor Corp.*	238,351
13,678	G-III Apparel Group Ltd.*	618,929
866	Oxford Industries, Inc.	57,520
45,443	Wolverine World Wide, Inc.	861,145

		1,940,373

Thrifts & Mortgage Finance*(a) – 0.4%
28,816	BofI Holding, Inc.	586,982

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Trading Companies & Distributors – 1.3%
19,796	Applied Industrial Technologies, Inc.	$907,250
8,352	Beacon Roofing Supply, Inc.*	356,881
29,634	H&E Equipment Services, Inc.	599,496
6,212	MRC Global, Inc.*	86,844

		1,950,471

TOTAL COMMON STOCKS
(Cost $144,343,471)		$144,060,753

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 3.0%
Repurchase Agreements – 3.0%
Joint Repurchase Agreement Account II
$4,500,000	0.290%	05/02/16	$4,500,000
(Cost $4,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $148,843,471)			$148,560,753

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 5.8%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
8,640,910	0.430%	$8,640,910
(Cost $8,640,910)

TOTAL INVESTMENTS – 106.1%
(Cost $157,484,381)		$157,201,663

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.1)%		(9,096,661)

NET ASSETS – 100.0%		$148,105,002

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 63.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	21	June 2016	$2,367,960	$59,512

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.5%
Aerospace & Defense – 1.4%
35,436	DigitalGlobe, Inc.*	$785,262
8,277	Ducommun, Inc.*	131,687
9,216	Esterline Technologies Corp.*	632,770
3,324	National Presto Industries, Inc.(a)	289,820

		1,839,539

Air Freight & Logistics* – 0.8%
18,160	Atlas Air Worldwide Holdings, Inc.	725,310
8,925	Hub Group, Inc. Class A	343,791

		1,069,101

Auto Components – 1.6%
19,059	Cooper Tire & Rubber Co.	658,298
6,717	Cooper-Standard Holding, Inc.*	517,948
10,890	Dana Holding Corp.	140,808
32,950	Modine Manufacturing Co.*	356,189
1,738	Standard Motor Products, Inc.	61,716
4,357	Superior Industries International, Inc.	113,805
10,835	Tower International, Inc.	248,663

		2,097,427

Biotechnology – 2.1%
8,032	Acorda Therapeutics, Inc.*	207,627
57,669	Array BioPharma, Inc.*	183,964
20,073	Cepheid, Inc.*	572,884
15,218	Emergent Biosolutions, Inc.*	586,197
199,739	PDL BioPharma, Inc.	753,016
17,311	Repligen Corp.*	461,165

		2,764,853

Building Products – 1.0%
2,442	Gibraltar Industries, Inc.*	64,591
8,212	Simpson Manufacturing Co., Inc.	308,771
12,056	Universal Forest Products, Inc.	924,093

		1,297,455

Capital Markets – 0.8%
19,795	Investment Technology Group, Inc.	386,398
15,964	Piper Jaffray Cos.*	665,859

		1,052,257

Chemicals – 2.2%
17,496	Chemtura Corp.*	487,264
30,291	FutureFuel Corp.	340,471
18,693	Innophos Holdings, Inc.	690,893
17,255	Kraton Performance Polymers, Inc.*	391,861
5,451	Minerals Technologies, Inc.	326,515
11,191	Stepan Co.	685,896

		2,922,900

Commercial Banks – 14.8%
13,745	1st Source Corp.	473,378
3,402	Banco Latinoamericano de Comercio Exterior SA Class E	87,976
81,638	Brookline Bancorp, Inc.	929,041
34,947	Central Pacific Financial Corp.	815,663

Shares	Description	Value
Common Stocks – (continued)
Commercial Banks – (continued)
30,316	Columbia Banking System, Inc.	$894,019
64,732	CVB Financial Corp.	1,112,096
24,375	FCB Financial Holdings, Inc. Class A*	851,906
4,077	First Citizens BancShares, Inc. Class A	1,039,635
40,412	First Financial Bancorp	788,034
14,622	First Interstate BancSystem, Inc.	396,256
36,675	First Merchants Corp.	940,714
50,203	First Midwest Bancorp, Inc.	927,751
14,262	Flushing Financial Corp.	284,527
9,256	Great Southern Bancorp, Inc.	350,432
26,851	Hanmi Financial Corp.	620,795
2,703	Heartland Financial USA, Inc.	90,578
7,231	Home BancShares, Inc.	310,861
18,971	IBERIABANK Corp.	1,119,099
29,446	International Bancshares Corp.	771,191
66,300	Investors Bancorp, Inc.	765,765
21,999	LegacyTexas Financial Group, Inc.	542,495
57,321	OFG Bancorp	506,144
29,881	PrivateBancorp, Inc.	1,243,348
23,458	Prosperity Bancshares, Inc.	1,237,879
15,330	Renasant Corp.	526,432
8,384	Towne Bank(a)	176,064
3,912	TriCo Bancshares	105,311
25,319	Trustmark Corp.	620,569
25,602	Western Alliance Bancorp*	936,521

		19,464,480

Commercial Services & Supplies – 2.4%
30,975	Brady Corp. Class A	820,528
22,430	Essendant, Inc.	690,620
47,710	Kimball International, Inc. Class B	555,344
55,693	Quad Graphics, Inc.	698,947
14,298	Tetra Tech, Inc.	420,361

		3,185,800

Communications Equipment – 1.8%
19,659	Calix, Inc.*	136,237
4,846	Comtech Telecommunications Corp.	117,273
18,484	Finisar Corp.*	304,247
24,372	Ixia*	246,645
20,330	NETGEAR, Inc.*	861,992
47,521	Polycom, Inc.*	567,876
13,470	ShoreTel, Inc.*	82,436

		2,316,706

Construction & Engineering – 2.7%
43,876	Aegion Corp.*	931,487
18,587	Comfort Systems USA, Inc.	548,131
25,913	EMCOR Group, Inc.	1,256,262
19,110	Granite Construction, Inc.	852,115

		3,587,995

Consumer Finance – 0.9%
1,361	Cash America International, Inc.	50,302
21,854	Enova International, Inc.*	192,534
68,482	EZCORP, Inc. Class A*	338,986

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Consumer Finance – (continued)
13,280	Nelnet, Inc. Class A	$556,565

		1,138,387

Distributors – 0.2%
3,446	Core-Mark Holding Co., Inc.	281,400

Diversified Consumer Services – 1.5%
7,757	Apollo Education Group, Inc.*	60,505
29,421	Bridgepoint Education, Inc.*	280,676
20,509	DeVry Education Group, Inc.(a)	355,831
37,415	K12, Inc.*	459,831
57,427	Regis Corp.*	785,027

		1,941,870

Diversified Telecommunication Services* – 0.6%
43,832	Cincinnati Bell, Inc.	167,438
122,461	Vonage Holdings Corp.	571,893

		739,331

Electric Utilities – 1.6%
19,307	ALLETE, Inc.	1,084,861
26,546	Portland General Electric Co.	1,054,407

		2,139,268

Electrical Equipment – 1.5%
14,627	EnerSys	853,778
49,309	General Cable Corp.	771,193
26,942	LSI Industries, Inc.	340,816

		1,965,787

Electronic Equipment, Instruments & Components – 3.3%
40,294	Benchmark Electronics, Inc.*	782,509
28,055	II-VI, Inc.*	585,508
32,289	Insight Enterprises, Inc.*	797,861
2,231	Itron, Inc.*	91,739
28,883	Kimball Electronics, Inc.*	315,980
11,905	Plexus Corp.*	497,153
5,406	Rofin-Sinar Technologies, Inc.*	174,019
3,736	SYNNEX Corp.	308,482
7,574	Tech Data Corp.*	520,258
34,357	TTM Technologies, Inc.*	224,008

		4,297,517

Energy Equipment & Services – 1.0%
7,705	Archrock, Inc.	75,894
6,898	Atwood Oceanics, Inc.(a)	66,635
86,087	McDermott International, Inc.*(a)	390,835
16,699	Oil States International, Inc.*	578,453
63,563	Pioneer Energy Services Corp.*	197,681

		1,309,498

Food & Staples Retailing – 0.7%
11,294	Ingles Markets, Inc. Class A	407,375
19,676	SpartanNash Co.	545,025

		952,400

Shares	Description	Value
Common Stocks – (continued)
Food Products – 0.9%
20,697	Fresh Del Monte Produce, Inc.	$895,352
1,401	John B. Sanfilippo & Son, Inc.	77,517
2,167	Lancaster Colony Corp.	252,456

		1,225,325

Gas Utilities – 1.8%
2,864	Northwest Natural Gas Co.	147,610
19,371	ONE Gas, Inc.	1,132,622
1,161	Piedmont Natural Gas Co., Inc.	69,428
8,949	Southwest Gas Corp.	580,880
5,393	WGL Holdings, Inc.	366,131

		2,296,671

Health Care Equipment & Supplies* – 0.3%
1,943	Cynosure, Inc. Class A	95,090
1,805	Haemonetics Corp.	58,536
800	ICU Medical, Inc.	79,472
7,795	Merit Medical Systems, Inc.	157,849
2,632	SurModics, Inc.	52,956

		443,903

Health Care Providers & Services – 2.0%
8,415	Magellan Health, Inc.*	592,921
26,829	Owens & Minor, Inc.	976,307
18,579	Triple-S Management Corp. Class B*	483,797
6,698	WellCare Health Plans, Inc.*	602,753

		2,655,778

Hotels, Restaurants & Leisure – 2.1%
17,532	Bob Evans Farms, Inc.	798,407
1,896	International Speedway Corp. Class A	63,497
15,811	Isle of Capri Casinos, Inc.*	235,584
12,210	Papa John’s International, Inc.	690,964
26,373	Sonic Corp.	906,440

		2,694,892

Household Durables – 1.3%
4,279	Cavco Industries, Inc.*	375,225
6,605	CSS Industries, Inc.	184,676
25,974	Ethan Allen Interiors, Inc.	884,155
11,500	La-Z-Boy, Inc.	297,505

		1,741,561

Household Products* – 0.2%
19,472	Central Garden & Pet Co. Class A	317,199

Independent Power Producers & Energy Traders – 1.1%
15,253	Ormat Technologies, Inc.	661,980
68,795	Talen Energy Corp.*	802,150

		1,464,130

Insurance – 3.6%
60,646	American Equity Investment Life Holding Co.	849,044
18,013	Argo Group International Holdings Ltd.	990,175
2,720	FBL Financial Group, Inc. Class A	164,478

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
24,818	Heritage Insurance Holdings, Inc.	$329,831
57,144	Maiden Holdings Ltd.	698,871
3,876	Primerica, Inc.	192,095
17,443	Selective Insurance Group, Inc.	605,446
17,149	Stewart Information Services Corp.	597,128
7,868	United Fire Group, Inc.	352,644

		4,779,712

Internet & Catalog Retail* – 0.5%
7,740	FTD Cos., Inc.	215,249
8,464	Shutterfly, Inc.	389,175

		604,424

Internet Software & Services – 0.6%
23,209	Bankrate, Inc.*	212,130
37,306	Blucora, Inc.*	298,821
25,877	Marchex, Inc. Class B	109,977
22,699	Monster Worldwide, Inc.*	72,637
5,417	Web.com Group, Inc.*	108,286

		801,851

IT Services – 0.8%
1,522	CACI International, Inc. Class A*	146,340
5,337	EVERTEC, Inc.	71,889
20,357	ManTech International Corp. Class A	688,067
2,084	Sykes Enterprises, Inc.*	60,749
3,195	Travelport Worldwide Ltd.	44,570

		1,011,615

Leisure Equipment & Products – 0.2%
24,736	Callaway Golf Co.	231,034

Machinery – 2.8%
3,023	Altra Industrial Motion Corp.	86,760
3,559	Astec Industries, Inc.	172,256
10,571	Barnes Group, Inc.	343,452
1,682	CLARCOR, Inc.	98,851
50,303	Federal Signal Corp.	688,648
8,284	Hyster-Yale Materials Handling, Inc.	507,395
7,378	Kadant, Inc.	349,348
13,414	Miller Industries, Inc.	285,182
5,245	Standex International Corp.	402,239
6,987	Tennant Co.	373,176
20,862	Wabash National Corp.*	297,283
1,856	Woodward, Inc.	100,614

		3,705,204

Metals & Mining – 3.3%
30,662	Carpenter Technology Corp.(a)	1,085,741
62,942	Commercial Metals Co.	1,127,921
18,448	Ferroglobe PLC	187,985
22,678	Materion Corp.	657,435
34,209	Schnitzer Steel Industries, Inc. Class A	705,390
16,463	Worthington Industries, Inc.	621,478

		4,385,950

Shares	Description	Value
Common Stocks – (continued)
Multi-Utilities – 0.8%
17,899	NorthWestern Corp.	$1,017,379

Oil, Gas & Consumable Fuels – 3.5%
43,724	Alon USA Energy, Inc.(b)	459,102
8,945	Callon Petroleum Co.*	94,012
14,275	Carrizo Oil & Gas, Inc.*	504,907
17,296	Contango Oil & Gas Co.*	217,584
97,440	DHT Holdings, Inc.	559,306
18,805	Gener8 Maritime, Inc.*	135,960
4,199	Matador Resources Co.*	90,488
53,409	Oasis Petroleum, Inc.*	517,533
9,394	Par Pacific Holdings, Inc.*	179,519
10,803	Parsley Energy, Inc. Class A*	253,006
14,968	PDC Energy, Inc.*	939,841
8,302	REX American Resources Corp.*	451,380
29,801	Scorpio Tankers, Inc.	186,554

		4,589,192

Paper & Forest Products – 0.1%
3,853	Schweitzer-Mauduit International, Inc.	132,505

Pharmaceuticals* – 0.2%
5,558	Prestige Brands Holdings, Inc.	315,583

Professional Services – 0.5%
14,377	CDI Corp.	102,795
8,101	Heidrick & Struggles International, Inc.	159,833
1,908	Huron Consulting Group, Inc.*	106,104
22,711	RPX Corp.*	251,638

		620,370

Real Estate Investment Trusts – 15.0%
55,555	American Capital Mortgage Investment Corp.	823,881
158,457	Anworth Mortgage Asset Corp.	747,917
24,986	ARMOUR Residential REIT, Inc.(a)	531,702
4,467	Chatham Lodging Trust	95,192
11,345	CoreSite Realty Corp.	850,081
94,339	Cousins Properties, Inc.	976,409
29,828	CubeSmart	883,207
9,194	CyrusOne, Inc.	405,731
34,988	DCT Industrial Trust, Inc.	1,412,465
26,993	DuPont Fabros Technology, Inc.	1,074,861
39,859	FelCor Lodging Trust, Inc.	285,390
50,162	First Industrial Realty Trust, Inc.	1,150,716
36,416	Hudson Pacific Properties, Inc.	1,065,168
70,622	Invesco Mortgage Capital, Inc.	907,493
48,111	Mack-Cali Realty Corp.	1,229,717
110,217	New York Mortgage Trust, Inc.(a)	573,128
44,087	Pennsylvania Real Estate Investment Trust	1,011,356
11,001	PS Business Parks, Inc.	1,053,456
1,039	QTS Realty Trust, Inc. Class A	50,308
28,985	Rouse Properties, Inc.	535,353
6,185	Sovran Self Storage, Inc.	656,971
26,311	STAG Industrial, Inc.	525,168
36,269	Summit Hotel Properties, Inc.	413,467

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
9,785	Sun Communities, Inc.	$664,108
80,548	Sunstone Hotel Investors, Inc.	1,031,820
5,788	The Geo Group, Inc.	185,390
50,688	Western Asset Mortgage Capital Corp.(a)	505,359
8,131	Xenia Hotels & Resorts, Inc.	125,055

		19,770,869

Real Estate Management & Development – 1.4%
27,175	Alexander & Baldwin, Inc.	1,039,172
3,053	Kennedy-Wilson Holdings, Inc.	65,975
19,621	RE/MAX Holdings, Inc. Class A	722,053

		1,827,200

Road & Rail – 0.1%
5,741	ArcBest Corp.	109,596

Semiconductors & Semiconductor Equipment – 2.6%
26,571	Advanced Energy Industries, Inc.*	859,572
9,773	Cabot Microelectronics Corp.	409,391
9,116	Entegris, Inc.*	121,152
25,913	MKS Instruments, Inc.	929,240
75,151	Photronics, Inc.*	795,098
4,651	Power Integrations, Inc.	224,411
2,607	Semtech Corp.*	56,415

		3,395,279

Software – 1.2%
47,529	Mentor Graphics Corp.	948,679
931	MicroStrategy, Inc. Class A*	166,947
7,709	Progress Software Corp.*	196,734
10,255	QAD, Inc. Class A	201,100
4,690	Rovi Corp.*	82,638

		1,596,098

Specialty Retail – 2.2%
17,328	Abercrombie & Fitch Co. Class A	463,178
23,901	American Eagle Outfitters, Inc.(a)	342,023
708	Asbury Automotive Group, Inc.*	42,919
5,752	Caleres, Inc.	145,008
7,068	Group 1 Automotive, Inc.	465,357
34,672	Rent-A-Center, Inc.	509,678
15,312	Stage Stores, Inc.	112,696
21,035	The Cato Corp. Class A	769,671

		2,850,530

Textiles, Apparel & Luxury Goods – 0.3%
8,948	Crocs, Inc.*	74,716
3,797	Deckers Outdoor Corp.*	219,504
3,898	Movado Group, Inc.	109,963

		404,183

Thrifts & Mortgage Finance – 3.7%
46,677	Dime Community Bancshares, Inc.	845,321
7,045	Flagstar Bancorp, Inc.*	166,755
48,327	Northfield Bancorp, Inc.	766,466
53,668	Oritani Financial Corp.	930,066
27,059	Radian Group, Inc.	346,085
8,498	TrustCo Bank Corp. NY	54,472
40,639	Washington Federal, Inc.	987,121

Shares	Description	Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)
22,171	WSFS Financial Corp.	$756,918

		4,853,204

Trading Companies & Distributors – 1.3%
19,465	Applied Industrial Technologies, Inc.	892,081
5,753	Beacon Roofing Supply, Inc.*	245,826
37,420	MRC Global, Inc.*	523,131

		1,661,038

Wireless Telecommunication Services – 0.2%
16,569	Spok Holdings, Inc.	281,507

TOTAL COMMON STOCKS
(Cost $122,000,554)		$128,147,753

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 2.6%
Repurchase Agreements – 2.6%
Joint Repurchase Agreement Account II
$3,400,000	0.290%	05/02/16	$3,400,000
(Cost $3,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $125,400,554)			$131,547,753

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 2.3%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
2,972,375	0.430%	$2,972,375
(Cost $2,972,375)

TOTAL INVESTMENTS – 102.4%
(Cost $128,372,929)		$134,520,128

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.4)%		(3,092,152)

NET ASSETS – 100.0%		$131,427,976

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 63.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.
(e)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	21	June 2016	$2,367,960	$146,851

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.4%
Aerospace & Defense – 0.8%
16,936	General Dynamics Corp.	$2,379,847
7,466	L-3 Communications Holdings, Inc.	982,003
16,615	Spirit AeroSystems Holdings, Inc. Class A*	783,397

		4,145,247

Airlines – 0.1%
12,190	Delta Air Lines, Inc.	507,957

Auto Components – 0.3%
11,097	Lear Corp.	1,277,597
2,589	Visteon Corp.	206,266

		1,483,863

Beverages – 2.9%
62,355	Coca-Cola Enterprises, Inc.	3,272,390
20,055	Dr. Pepper Snapple Group, Inc.	1,823,200
85,335	PepsiCo., Inc.	8,786,092

		13,881,682

Biotechnology – 4.2%
42,658	AbbVie, Inc.	2,602,138
50,045	Amgen, Inc.	7,922,123
27,996	Baxalta, Inc.	1,174,432
39,819	Celgene Corp.*	4,117,683
16,655	Gilead Sciences, Inc.	1,469,138
8,305	Incyte Corp.*	600,202
6,484	United Therapeutics Corp.*	682,117
19,481	Vertex Pharmaceuticals, Inc.*	1,643,028

		20,210,861

Capital Markets – 1.9%
34,091	Ameriprise Financial, Inc.	3,269,327
53,144	E*TRADE Financial Corp.*	1,338,166
36,001	SEI Investments Co.	1,730,928
71,279	The Bank of New York Mellon Corp.	2,868,267

		9,206,688

Chemicals – 3.5%
16,212	Air Products & Chemicals, Inc.	2,365,169
19,108	Axalta Coating Systems Ltd.*	544,005
6,611	Celanese Corp. Series A	467,398
33,192	PPG Industries, Inc.	3,664,065
48,530	Praxair, Inc.	5,700,334
13,107	The Dow Chemical Co.	689,559
9,747	The Sherwin-Williams Co.	2,800,410
15,965	Westlake Chemical Corp.	801,283

		17,032,223

Commercial Banks – 3.4%
251,502	Bank of America Corp.	3,661,869
133,556	Fifth Third Bancorp	2,445,410
35,232	JPMorgan Chase & Co.	2,226,663
180,541	KeyCorp	2,218,849
115,587	SunTrust Banks, Inc.	4,824,601
27,816	Wells Fargo & Co.	1,390,244

		16,767,636

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – 0.1%
19,148	Tyco International PLC	$737,581

Communications Equipment – 0.3%
53,894	Brocade Communications Systems, Inc.	517,921
34,512	Juniper Networks, Inc.	807,581

		1,325,502

Computers & Peripherals – 4.2%
136,470	Apple, Inc.	12,792,698
240,100	EMC Corp.	6,269,011
27,643	Hewlett Packard Enterprise Co.	460,532
41,777	NetApp, Inc.	987,608

		20,509,849

Construction & Engineering* – 0.2%
36,032	Quanta Services, Inc.	854,679

Construction Materials – 0.9%
39,070	Vulcan Materials Co.	4,205,104

Consumer Finance – 0.8%
10,350	Ally Financial, Inc.*	184,334
9,586	American Express Co.	627,212
101,018	Synchrony Financial*	3,088,120

		3,899,666

Containers & Packaging – 0.0%
15,904	Graphic Packaging Holding Co.	211,205

Diversified Financial Services – 1.6%
28,778	Berkshire Hathaway, Inc. Class B*	4,186,623
15,869	Intercontinental Exchange, Inc.	3,809,036

		7,995,659

Diversified Telecommunication Services – 2.3%
42,940	AT&T, Inc.	1,666,931
185,562	Verizon Communications, Inc.	9,452,528

		11,119,459

Electric Utilities – 0.8%
75,543	FirstEnergy Corp.	2,461,946
48,177	Great Plains Energy, Inc.	1,504,568

		3,966,514

Electrical Equipment – 0.3%
14,824	AMETEK, Inc.	712,886
14,707	Eaton Corp. PLC	930,512

		1,643,398

Electronic Equipment, Instruments & Components* – 0.5%
190,937	Flextronics International Ltd.	2,319,885

Energy Equipment & Services* – 0.4%
59,028	FMC Technologies, Inc.	1,799,764

Food & Staples Retailing – 2.3%
73,795	Sysco Corp.	3,399,736
74,777	The Kroger Co.	2,646,358

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
63,007	Walgreens Boots Alliance, Inc.	$4,995,195

		11,041,289

Food Products – 2.8%
4,518	Bunge Ltd.	282,375
117,163	ConAgra Foods, Inc.	5,220,783
69,177	Kellogg Co.	5,313,486
3,639	Pinnacle Foods, Inc.	154,985
4,141	The J.M. Smucker Co.	525,824
30,783	Tyson Foods, Inc. Class A	2,026,137

		13,523,590

Health Care Equipment & Supplies – 2.1%
16,075	Baxter International, Inc.	710,837
25,532	C.R. Bard, Inc.	5,417,124
120,905	Hologic, Inc.*	4,061,199

		10,189,160

Health Care Providers & Services – 2.7%
13,398	Aetna, Inc.	1,504,194
3,746	Anthem, Inc.	527,324
42,723	Cigna Corp.	5,918,844
28,373	Express Scripts Holding Co.*	2,091,941
18,696	McKesson Corp.	3,137,563

		13,179,866

Hotels, Restaurants & Leisure – 1.3%
48,447	Carnival Corp.	2,376,325
20,903	McDonald’s Corp.	2,644,021
18,468	Yum! Brands, Inc.	1,469,314

		6,489,660

Household Durables – 0.9%
15,523	Mohawk Industries, Inc.*	2,990,196
9,215	Whirlpool Corp.	1,604,700

		4,594,896

Household Products – 1.4%
67,418	Colgate-Palmolive Co.(a)	4,781,285
24,367	The Procter & Gamble Co.	1,952,284

		6,733,569

Independent Power Producers & Energy Traders – 0.8%
185,264	AES Corp.	2,067,546
101,797	Calpine Corp.*	1,606,357

		3,673,903

Industrial Conglomerates – 0.6%
96,357	General Electric Co.	2,962,978

Insurance – 4.2%
102,970	Lincoln National Corp.	4,474,047
13,706	Principal Financial Group, Inc.	584,972
50,841	Reinsurance Group of America, Inc.	4,841,080
21,660	The Allstate Corp.	1,408,983
47,109	The Travelers Cos., Inc.	5,177,279

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
2,976	W.R. Berkley Corp.	166,656
109,826	XL Group PLC	3,594,605

		20,247,622

Internet & Catalog Retail – 2.0%
10,426	Amazon.com, Inc.*	6,876,886
1,991	Expedia, Inc.	230,498
9,836	Netflix, Inc.*	885,535
1,220	The Priceline Group, Inc.*	1,639,265

		9,632,184

Internet Software & Services* – 5.3%
8,019	Alphabet, Inc. Class A	5,676,490
8,146	Alphabet, Inc. Class C	5,645,259
224,301	eBay, Inc.	5,479,673
61,786	Facebook, Inc. Class A	7,264,798
39,909	Rackspace Hosting, Inc.	912,719
21,561	Yahoo!, Inc.	789,133

		25,768,072

IT Services – 1.5%
14,082	Alliance Data Systems Corp.*	2,863,011
12,516	Amdocs Ltd.	707,655
17,604	Cognizant Technology Solutions Corp. Class A*	1,027,545
11,812	MasterCard, Inc. Class A	1,145,646
26,835	Vantiv, Inc. Class A*	1,463,581

		7,207,438

Life Sciences Tools & Services – 1.0%
34,048	Thermo Fisher Scientific, Inc.	4,911,424

Machinery – 2.1%
139,774	Allison Transmission Holdings, Inc.	4,026,889
54,606	Illinois Tool Works, Inc.	5,707,419
3,088	Stanley Black & Decker, Inc.	345,609

		10,079,917

Media – 2.2%
24,865	Cablevision Systems Corp. Class A	830,242
16,148	Comcast Corp. Class A	981,153
69,249	Liberty Global PLC Series C*	2,534,513
26,642	The Interpublic Group of Cos., Inc.	611,168
19,035	Time Warner Cable, Inc.	4,037,514
14,373	Time Warner, Inc.	1,079,987
19,966	Twenty-First Century Fox, Inc. Class A	604,171

		10,678,748

Metals & Mining – 1.7%
27,984	Nucor Corp.	1,393,044
39,758	Reliance Steel & Aluminum Co.	2,940,899
152,431	Steel Dynamics, Inc.	3,842,785

		8,176,728

Multi-Utilities – 0.7%
30,899	Sempra Energy	3,193,412

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Multiline Retail – 1.0%
20,603	Dollar General Corp.	$1,687,592
38,833	Target Corp.	3,087,223

		4,774,815

Oil, Gas & Consumable Fuels – 6.2%
2,622	Chevron Corp.	267,916
59,244	ConocoPhillips	2,831,271
10,396	Energen Corp.	441,726
40,094	EOG Resources, Inc.	3,312,566
54,149	Exxon Mobil Corp.	4,786,772
34,738	Kinder Morgan, Inc.	616,947
107,964	Newfield Exploration Co.*	3,913,695
17,203	Noble Energy, Inc.	621,200
81,378	Occidental Petroleum Corp.	6,237,624
34,164	Pioneer Natural Resources Co.	5,674,640
26,394	World Fuel Services Corp.(a)	1,233,392

		29,937,749

Personal Products – 0.1%
7,523	The Estee Lauder Cos., Inc. Class A	721,230

Pharmaceuticals – 6.2%
3,896	Eli Lilly & Co.	294,265
117,992	Johnson & Johnson	13,224,543
161,939	Merck & Co., Inc.	8,880,735
23,016	Mylan NV*	959,997
207,248	Pfizer, Inc.	6,779,082

		30,138,622

Real Estate Investment Trusts – 0.9%
19,333	Apartment Investment & Management Co. Class A	774,480
6,323	Equity Commonwealth*	176,475
35,970	Equity LifeStyle Properties, Inc.	2,463,585
4,181	Post Properties, Inc.	239,822
10,106	ProLogis, Inc.	458,914
11,242	Starwood Property Trust, Inc.	217,645

		4,330,921

Road & Rail – 1.6%
58,577	CSX Corp.	1,597,395
33,732	Norfolk Southern Corp.	3,039,590
35,504	Union Pacific Corp.	3,097,014

		7,733,999

Semiconductors & Semiconductor Equipment – 3.8%
100,055	Applied Materials, Inc.	2,048,126
46,042	Intel Corp.	1,394,152
70,674	KLA-Tencor Corp.	4,942,939
16,790	Lam Research Corp.	1,282,756
101,290	Maxim Integrated Products, Inc.	3,618,079
15,646	QUALCOMM, Inc.	790,436
42,045	Teradyne, Inc.	795,071
60,307	Texas Instruments, Inc.	3,439,911

		18,311,470

Shares	Description	Value
Common Stocks – (continued)
Software – 7.2%
54,018	Adobe Systems, Inc.*	$5,089,576
6,007	ANSYS, Inc.*	545,255
84,889	Cadence Design Systems, Inc.*	1,968,576
27,928	CDK Global, Inc.	1,328,535
63,314	Citrix Systems, Inc.*	5,181,618
167,722	Microsoft Corp.	8,364,296
83,529	Nuance Communications, Inc.*	1,435,028
204,424	Oracle Corp.	8,148,341
18,002	PTC, Inc.*	656,353
107,160	Symantec Corp.	1,783,678
10,983	Synopsys, Inc.*	521,912

		35,023,168

Specialty Retail – 3.8%
2,804	AutoZone, Inc.*	2,145,705
2,319	L Brands, Inc.	181,555
88,915	Lowe’s Cos., Inc.	6,759,318
23,223	Sally Beauty Holdings, Inc.*	729,202
63,645	The Home Depot, Inc.	8,521,429

		18,337,209

Textiles, Apparel & Luxury Goods – 0.3%
21,541	NIKE, Inc. Class B	1,269,626

Trading Companies & Distributors – 1.2%
34,799	HD Supply Holdings, Inc.*	1,192,910
3,307	United Rentals, Inc.*	221,337
34,214	Watsco, Inc.	4,600,757

		6,015,004

TOTAL COMMON STOCKS
(Cost $447,307,470)		$472,702,691

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 2.7%
Repurchase Agreements – 2.7%
Joint Repurchase Agreement Account II
$12,900,000	0.290%	05/02/16	$12,900,000
(Cost $12,900,000)

TOTAL INVESTMENTS – 100.1%
(Cost $460,207,470)			$485,602,691

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(571,222)

NET ASSETS – 100.0%			$485,031,469

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 63.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	83	June 2016	$8,545,265	$245,118

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Schedule of Investments

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2016, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 2, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Large Cap Growth Insights	$8,300,000	$8,300,134	$8,474,288
Large Cap Value Insights	25,200,000	25,200,406	25,729,163
Small Cap Equity Insights	13,100,000	13,100,211	13,375,081
Small Cap Growth Insights	4,500,000	4,500,073	4,594,493
Small Cap Value Insights	3,400,000	3,400,055	3,471,395
U.S. Equity Insights	12,900,000	12,900,208	13,170,881

REPURCHASE AGREEMENTS — At April 30, 2016, the Principal Amount of the Funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
BNP Paribas Securities Co.	0.30%	1,378,064	4,184,002	2,175,017	747,143	564,508	2,141,811
Citigroup Global Markets, Inc.	0.30	1,742,846	5,291,532	2,750,757	944,916	713,937	2,708,761
Merrill Lynch & Co., Inc.	0.30	1,166,491	3,541,636	1,841,088	632,436	477,840	1,812,979
Merrill Lynch & Co., Inc.	0.28	4,012,599	12,182,830	6,333,138	2,175,505	1,643,715	6,236,449
TOTAL		8,300,000	25,200,000	13,100,000	4,500,000	3,400,000	12,900,000

At April 30, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	3.330%	02/01/33
Federal Home Loan Banks	3.375 to 5.500	09/01/28 to 07/15/36
Federal Home Loan Mortgage Corp.	4.000 to 7.500	09/01/17 to 11/01/45
Federal National Mortgage Association	2.500 to 6.500	03/01/19 to 08/01/45
Government National Mortgage Association	3.500 to 10.000	02/15/18 to 04/20/46
United States Treasury Floating Rate Note	0.518	10/31/17
United States Treasury Inflation Protected Securities	0.125	07/15/22
U.S. Treasury Notes	1.625 to 2.500	06/30/20 to 08/15/23
United States Treasury Stripped Securities	0.000	11/15/31 to 02/15/44

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

Large Cap Growth Insights Fund
Assets:
Investments, at value (cost $761,492,825, $382,039,125, $185,342,947, $148,843,471, $125,400,554 and $460,207,470)(a)	$772,477,059
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	5,814,625
Cash	75,169
Receivables:
Investments sold	49,751,518
Fund shares sold	1,183,536
Dividends and interest	464,267
Reimbursement from investment adviser	37,512
Securities lending income	122
Other assets	1,674
Total assets	829,805,482

Liabilities:
Variation margin on certain derivative contracts	83,767
Payables:
Investments purchased	38,417,412
Payable upon return of securities loaned	5,814,625
Fund shares redeemed	724,075
Management fees	345,837
Distribution and Service fees and Transfer Agency fees	158,494
Accrued expenses	100,334
Total liabilities	45,644,544

Net Assets:
Paid-in capital	1,022,234,049
Undistributed net investment income	3,048,184
Accumulated net realized loss	(252,607,731)
Net unrealized gain (loss)	11,486,436
NET ASSETS	$784,160,938
Net Assets:
Class A	$217,437,172
Class C	50,617,263
Institutional	460,407,697
Service	5,575,492
Class IR	33,063,358
Class R	16,314,687
Class R6	745,269
Total Net Assets	$784,160,938
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	9,618,343
Class C	2,462,418
Institutional	19,758,799
Service	249,552
Class IR	1,480,115
Class R	736,739
Class R6	31,987
Net asset value, offering and redemption price per share:(b)
Class A	$22.61
Class C	20.56
Institutional	23.30
Service	22.34
Class IR	22.34
Class R	22.14
Class R6	23.30

(a)	Includes loaned securities having a market value of $5,687,410, $2,204,148, $7,824,793, $8,413,661 and $2,870,770 for the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights and Small Cap Value Insights Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $23.93, $17.66, $19.76, $28.61, $38.47 and $41.50, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$385,923,308	$183,101,780	$148,560,753	$131,547,753	$485,602,691
2,253,450	8,035,251	8,640,910	2,972,375	—
40,500	42,152	95,121	77,671	8,285

18,780,668	2,629,608	1,990,288	1,922,560	24,376,534
342,045	82,702	140,402	48,964	287,403
373,996	370,813	381,795	40,706	434,141
26,844	27,590	27,694	28,623	30,651
—	8,318	15,562	1,479	—
3,642	591	923	517	1,567
407,744,453	194,298,805	159,853,448	136,640,648	510,741,272

32,579	32,602	25,393	25,574	55,176

34,593,796	11,394,923	2,754,368	1,787,241	24,270,768
2,253,450	8,035,251	8,640,910	2,972,375	—
688,968	118,596	109,049	180,094	695,271
150,460	112,509	98,767	85,758	207,398
46,062	33,138	31,534	50,975	149,990
85,632	123,997	88,425	110,655	331,200
37,850,947	19,851,016	11,748,446	5,212,672	25,709,803

681,756,336	253,150,641	153,419,270	127,587,897	464,348,525
434,301	675,812	367,185	170,237	1,674,081
(316,376,615)	(77,186,510)	(5,458,247)	(2,624,208)	(6,631,476)
4,079,484	(2,192,154)	(223,206)	6,294,050	25,640,339
$369,893,506	$174,447,789	$148,105,002	$131,427,976	$485,031,469

$59,761,662	$31,270,943	$52,206,143	$89,570,889	$258,725,234
14,218,239	12,672,553	7,408,127	15,377,140	34,327,653
280,787,496	119,595,062	75,321,573	19,389,093	153,236,546
6,830,088	688,010	—	—	4,240,475
6,956,509	865,644	5,534,872	1,911,195	5,916,996
1,329,696	9,328,921	3,529,079	5,169,703	28,574,839
9,816	26,656	4,105,208	9,956	9,726
$369,893,506	$174,447,789	$148,105,002	$131,427,976	$485,031,469

3,580,130	1,674,940	1,930,572	2,464,399	6,596,283
859,127	773,267	341,575	554,546	957,979
16,832,238	6,184,124	2,413,873	420,884	3,806,266
407,563	37,368	—	—	108,485
417,797	46,690	200,709	52,757	152,425
80,059	508,398	134,354	144,054	739,234
589	1,378	131,525	216	242

$16.69	$18.67	$27.04	$36.35	$39.22
16.55	16.39	21.69	27.73	35.83
16.68	19.34	31.20	46.07	40.26
16.76	18.41	—	—	39.09
16.65	18.54	27.58	36.23	38.82
16.61	18.35	26.27	35.89	38.65
16.68	19.34	31.21	46.06	40.25

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

Large Cap Growth Insights Fund
Investment income:
Dividends	$6,105,680
Interest	30,736
Securities lending income — affiliated issuer	162
Total investment income	6,136,578

Expenses:
Management fees	2,654,565
Distribution and Service fees(a)	530,983
Transfer Agency fees(a)	387,758
Registration fees	74,260
Custody, accounting and administrative services	56,117
Professional fees	55,521
Printing and mailing costs	36,193
Trustee fees	12,336
Service Share fees — Service Plan	4,527
Service Share fees — Shareholder Administration Plan	4,527
Other	9,538
Total expenses	3,826,325
Less — expense reductions	(758,542)
Net expenses	3,067,783
NET INVESTMENT INCOME	3,068,795

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	5,880,138
Futures contracts	(263,501)
Net change in unrealized gain (loss) on:
Investments	(24,345,161)
Futures contracts	(96,853)
Net realized and unrealized gain (loss)	(18,825,377)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,756,582)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Large Cap Growth Insights	$252,598	$245,738	$32,647	$191,975	$46,690	$102,766	$724	$33,185	$12,406	$12
Large Cap Value Insights	74,277	70,603	3,184	56,451	13,414	52,790	1,322	5,456	1,210	1
Small Cap Equity Insights	38,844	65,178	22,325	29,521	12,384	18,936	160	937	8,483	1
Small Cap Growth Insights	57,317	38,883	6,578	43,561	7,388	13,764	—	4,642	2,499	71
Small Cap Value Insights	108,354	75,723	12,026	82,349	14,387	3,735	—	1,664	4,570	1
U.S. Equity Insights	319,552	173,300	67,726	242,860	32,927	25,777	726	4,946	25,736	1

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$4,294,743	$1,553,647	$993,886	$1,435,675	$4,536,252
11,859	6,446	6,202	3,838	19,089
1,536	32,370	72,931	10,544	691
4,308,138	1,592,463	1,073,019	1,450,057	4,556,032

1,053,378	635,447	555,367	540,062	1,479,162
148,064	126,347	102,778	196,103	560,578
130,644	70,422	71,925	106,706	332,973
24,716	39,880	46,355	40,153	37,334
43,936	40,379	37,002	37,137	44,666
57,399	52,485	50,900	50,900	43,054
23,436	18,435	18,992	29,761	48,170
12,081	11,633	11,526	11,588	12,103
8,262	998	—	—	4,537
8,262	998	—	—	4,537
8,305	7,411	6,096	6,700	9,116
1,518,483	1,004,435	900,941	1,019,110	2,576,230
(303,303)	(195,518)	(194,392)	(201,382)	(481,173)
1,215,180	808,917	706,549	817,728	2,095,057
3,092,958	783,546	366,470	632,329	2,460,975

(14,204,072)	(2,562,193)	(4,975,246)	(2,429,229)	(4,404,920)
377,536	426,230	1,087	(104,525)	48,963

5,208,133	(362,386)	(981,183)	2,626,395	(4,916,902)
(2,256)	33,074	(28,039)	138,450	(178,192)
(8,620,659)	(2,465,275)	(5,983,381)	231,091	(9,451,051)
$(5,527,701)	$(1,681,729)	$(5,616,911)	$863,420	$(6,990,076)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$3,068,795	$6,101,448
Net realized gain (loss)	5,616,637	30,915,791
Net change in unrealized gain (loss)	(24,442,014)	8,494,396
Net increase (decrease) in net assets resulting from operations	(15,756,582)	45,511,635

Distributions to shareholders:
From net investment income
Class A Shares	(1,188,498)	(704,224)
Class C Shares	(92,936)	(52,165)
Institutional Shares	(4,313,410)	(2,655,012)
Service Shares	(25,083)	(4,970)
Class IR Shares	(299,441)	(245,804)
Class R Shares	(79,335)	(9,043)
Class R6 Shares(a)	(88)	—
Total distributions to shareholders	(5,998,791)	(3,671,218)

From share transactions:
Proceeds from sales of shares	223,408,779	612,742,539
Reinvestment of distributions	5,424,452	3,567,272
Cost of shares redeemed	(216,297,514)	(271,948,342)
Net increase (decrease) in net assets resulting from share transactions	12,535,717	344,361,469
TOTAL INCREASE (DECREASE)	(9,219,656)	386,201,886

Net assets:
Beginning of period	793,380,594	407,178,708
End of period	$784,160,938	$793,380,594
Undistributed net investment income	$3,048,184	$5,978,180

(a)	Commenced operations on July 31, 2015.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund		Small Cap Equity Insights Fund
For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015

$3,092,958	$7,849,572	$783,546	$545,667
(13,826,536)	28,538,590	(2,135,963)	21,650,757
5,205,877	(25,324,467)	(329,312)	(14,512,014)
(5,527,701)	11,063,695	(1,681,729)	7,684,410

(425,614)	(916,581)	(49,354)	—
(48,386)	(110,236)	—	—
(2,346,094)	(6,499,235)	(488,722)	(426,236)
(43,680)	(91,882)	—	—
(49,530)	(107,537)	(5,495)	(629)
(7,807)	(12,248)	(2,485)	—
(85)	(46)	(59)	—
—	—	—	—
(2,921,196)	(7,737,765)	(546,115)	(426,865)

67,058,690	111,021,958	72,114,643	43,084,859
2,852,280	7,574,820	538,997	412,488
(79,756,099)	(214,777,809)	(36,953,423)	(95,160,861)
(9,845,129)	(96,181,031)	35,700,217	(51,663,514)
(18,294,026)	(92,855,101)	33,472,373	(44,405,969)

388,187,532	481,042,633	140,975,416	185,381,385
$369,893,506	$388,187,532	$174,447,789	$140,975,416
$434,301	$262,539	$675,812	$438,381

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Growth Insights Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income (loss)	$366,470	$(200,477)
Net realized gain (loss)	(4,974,159)	10,935,297
Net change in unrealized gain (loss)	(1,009,222)	(8,428,187)
Net increase (decrease) in net assets resulting from operations	(5,616,911)	2,306,633

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
From net realized gains
Class A Shares	(3,786,153)	(1,954,522)
Class C Shares	(870,412)	(477,017)
Institutional Shares	(5,329,256)	(1,549,403)
Service Shares	—	—
Class IR Shares	(408,028)	(73,879)
Class R Shares	(208,003)	(64,282)
Class R6 Shares(a)	(728)	—
Total distributions to shareholders	(10,602,580)	(4,119,103)

From share transactions:
Proceeds from sales of shares	53,977,740	72,721,872
Reinvestment of distributions	9,066,848	4,024,778
Cost of shares redeemed	(21,346,444)	(26,153,981)
Net increase (decrease) in net assets resulting from share transactions	41,698,144	50,592,669
TOTAL INCREASE (DECREASE)	25,478,653	48,780,199

Net assets:
Beginning of period	122,626,349	73,846,150
End of period	$148,105,002	$122,626,349
Undistributed net investment income	$367,185	$715

(a)	Commenced operations on July 31, 2015.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund		U.S. Equity Insights Fund
For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015

$632,329	$989,755	$2,460,975	$5,147,271
(2,533,754)	7,372,054	(4,355,957)	14,964,030
2,764,845	(7,809,543)	(5,095,094)	(2,280,819)
863,420	552,266	(6,990,076)	17,830,482

(737,825)	(362,473)	(2,582,334)	(2,013,475)
(57,118)	—	(113,480)	(35,665)
(197,818)	(94,110)	(1,769,015)	(1,488,787)
—	—	(37,629)	(7,403)
(18,949)	(10,792)	(66,496)	(10,626)
(44,265)	(666)	(262,202)	(6,367)
(97)	—	(134)	—

(4,933,022)	(1,537,176)	(7,754,822)	—
(1,118,515)	(364,017)	(1,167,573)	—
(884,302)	(192,609)	(3,424,724)	—
—	—	(96,766)	—
(95,047)	(26,978)	(144,544)	—
(268,921)	(15,861)	(832,819)	—
(419)	—	(275)	—
(8,356,298)	(2,604,682)	(18,252,813)	(3,562,323)

7,040,874	20,239,128	66,955,600	157,816,504
8,059,965	2,536,171	17,393,557	3,432,073
(13,558,541)	(24,313,088)	(42,141,173)	(132,760,111)
1,542,298	(1,537,789)	42,207,984	28,488,466
(5,950,580)	(3,590,205)	16,965,095	42,756,625

137,378,556	140,968,761	468,066,374	425,309,749
$131,427,976	$137,378,556	$485,031,469	$468,066,374
$170,237	$593,980	$1,674,081	$4,044,396

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$23.13	$0.06		$(0.45)	$(0.39)	$(0.13)
2016 - C	21.02	(0.02)		(0.40)	(0.42)	(0.04)
2016 - Institutional	23.86	0.11		(0.47)	(0.36)	(0.20)
2016 - Service	22.89	0.04		(0.44)	(0.40)	(0.15)
2016 - IR	22.88	0.09		(0.45)	(0.36)	(0.18)
2016 - R	22.71	0.03		(0.45)	(0.42)	(0.15)
2016 - R6	23.86	0.06		(0.41)	(0.35)	(0.21)

FOR THE YEAR ENDED OCTOBER 31,
2015 - A	21.57	0.16		1.55	1.71	(0.15)
2015 - C	19.67	(0.01)		1.41	1.40	(0.05)
2015 - Institutional	22.22	0.26		1.60	1.86	(0.22)
2015 - Service	21.41	0.13		1.55	1.68	(0.20)
2015 - IR	21.36	0.22		1.52	1.74	(0.22)
2015 - R	21.25	0.09		1.55	1.64	(0.18)
2015 - R6 (Commenced July 31, 2015)	23.90	0.06		(0.10)	(0.04)	—
2014 - A	18.05	0.12		3.54	3.66	(0.14)
2014 - C	16.51	(0.02)		3.23	3.21	(0.05)
2014 - Institutional	18.59	0.21		3.62	3.83	(0.20)
2014 - Service	17.81	0.18		3.42	3.60	—
2014 - IR	17.88	0.14		3.52	3.66	(0.18)
2014 - R	17.85	0.07		3.48	3.55	(0.15)
2013 - A	14.05	0.21	(e)	3.95	4.16	(0.16)
2013 - C	12.88	0.06	(e)	3.65	3.71	(0.08)
2013 - Institutional	14.48	0.27	(e)	4.07	4.34	(0.23)
2013 - Service	13.88	0.16	(e)	3.93	4.09	(0.16)
2013 - IR	13.95	0.22	(e)	3.93	4.15	(0.22)
2013 - R	13.97	0.11	(e)	3.97	4.08	(0.20)
2012 - A	12.60	0.12	(f)	1.47	1.59	(0.14)
2012 - C	11.57	0.01	(f)	1.35	1.36	(0.05)
2012 - Institutional	12.98	0.17	(f)	1.52	1.69	(0.19)
2012 - Service	12.47	0.10	(f)	1.47	1.57	(0.16)
2012 - IR	12.53	0.13	(f)	1.48	1.61	(0.19)
2012 - R	12.46	0.06	(f)	1.50	1.56	(0.05)
2011 - A	11.54	0.10	(g)	1.09	1.19	(0.13)
2011 - C	10.62	0.01	(g)	1.01	1.02	(0.07)
2011 - Institutional	11.88	0.16	(g)	1.12	1.28	(0.18)
2011 - Service	11.43	0.06	(g)	1.10	1.16	(0.12)
2011 - IR	11.48	0.13	(g)	1.08	1.21	(0.16)
2011 - R	11.42	0.08	(g)	1.06	1.14	(0.10)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.16% of average net assets.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$22.61	(1.67)%	$217,437	0.96	%(d)	1.15	%(d)	0.53	%(d)	125%
20.56	(2.01)	50,617	1.71	(d)	1.90	(d)	(0.21	)(d)	125
23.30	(1.49)	460,408	0.56	(d)	0.75	(d)	0.94	(d)	125
22.34	(1.73)	5,575	1.06	(d)	1.25	(d)	0.40	(d)	125
22.34	(1.56)	33,063	0.71	(d)	0.90	(d)	0.80	(d)	125
22.14	(1.84)	16,315	1.21	(d)	1.40	(d)	0.27	(d)	125
23.30	(1.46)	745	0.54	(d)	0.73	(d)	0.49	(d)	125

23.13	7.96	200,634	0.96		1.16		0.72		222
21.02	7.12	49,658	1.71		1.91		(0.05)		222
23.86	8.41	493,322	0.56		0.76		1.13		222
22.89	7.88	3,096	1.06		1.26		0.60		222
22.88	8.21	36,001	0.71		0.91		0.97		222
22.71	7.73	10,660	1.21		1.41		0.39		222
23.86	(0.17)	10	0.54	(d)	0.74	(d)	1.00	(d)	222
21.57	20.41	94,053	0.96		1.20		0.63		234
19.67	19.51	19,448	1.71		1.95		(0.12)		234
22.22	20.88	269,611	0.56		0.80		1.05		234
21.41	20.21	408	1.06		1.30		0.96		234
21.36	20.69	20,793	0.71		0.97		0.68		234
21.25	20.10	535	1.21		1.45		0.37		234
18.05	29.90	74,524	0.95		1.20		1.34	(e)	232
16.51	28.96	14,133	1.70		1.95		0.42	(e)	232
18.59	30.40	289,326	0.55		0.80		1.65	(e)	232
17.81	29.77	1,155	1.05		1.30		1.05	(e)	232
17.88	30.26	784	0.70		0.95		1.40	(e)	232
17.85	29.53	359	1.20		1.46		0.70	(e)	232
14.05	12.69	118,956	0.95		1.16		0.83	(f)	146
12.88	11.81	12,555	1.70		1.91		0.08	(f)	146
14.48	13.81	311,286	0.55		0.76		1.23	(f)	146
13.88	12.67	963	1.05		1.26		0.73	(f)	146
13.95	12.96	667	0.70		0.90		0.95	(f)	146
13.97	12.50	127	1.20		1.39		0.39	(f)	146
12.60	10.38	150,750	0.95		1.16		0.84	(g)	76
11.57	9.63	12,999	1.70		1.91		0.10	(g)	76
12.98	10.83	392,373	0.55		0.76		1.22	(g)	76
12.47	10.23	1,004	1.05		1.26		0.49	(g)	76
12.53	10.66	45	0.70		0.91		1.07	(g)	76
12.46	10.06	26	1.20		1.41		0.63	(g)	76

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to Shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$16.92	$0.12		$(0.24)	$(0.12)	$(0.11)
2016 - C	16.78	0.06		(0.23)	(0.17)	(0.06)
2016 - Institutional	16.91	0.15		(0.24)	(0.09)	(0.14)
2016 - Service	16.99	0.11		(0.23)	(0.12)	(0.11)
2016 - IR	16.88	0.14		(0.24)	(0.10)	(0.13)
2016 - R	16.84	0.10		(0.23)	(0.13)	(0.10)
2016 - R6	16.90	0.15		(0.22)	(0.07)	(0.15)

FOR THE YEAR ENDED OCTOBER 31,
2015 - A	16.86	0.24		0.06	0.30	(0.24)
2015 - C	16.71	0.11		0.07	0.18	(0.11)
2015 - Institutional	16.85	0.31		0.06	0.37	(0.31)
2015 - Service	16.92	0.22		0.07	0.29	(0.22)
2015 - IR	16.81	0.27		0.08	0.35	(0.28)
2015 - R	16.81	0.18		0.08	0.26	(0.23)
2015 - R6 (Commenced July 31, 2015)	17.23	0.07		(0.32)	(0.25)	(0.08)
2014 - A	14.75	0.16		2.10	2.26	(0.15)
2014 - C	14.63	0.04		2.08	2.12	(0.04)
2014 - Institutional	14.74	0.22		2.11	2.33	(0.22)
2014 - Service	14.81	0.14		2.11	2.25	(0.14)
2014 - IR	14.72	0.21		2.08	2.29	(0.20)
2014 - R	14.71	0.08		2.13	2.21	(0.11)
2013 - A	11.49	0.25	(e)	3.22	3.47	(0.21)
2013 - C	11.40	0.12	(e)	3.23	3.35	(0.12)
2013 - Institutional	11.48	0.28	(e)	3.25	3.53	(0.27)
2013 - Service	11.54	0.21	(e)	3.26	3.47	(0.20)
2013 - IR	11.47	0.23	(e)	3.27	3.50	(0.25)
2013 - R	11.46	0.16	(e)	3.28	3.44	(0.19)
2012 - A	10.19	0.17		1.29 (f)	1.46	(0.16)
2012 - C	10.11	0.09		1.29 (f)	1.38	(0.09)
2012 - Institutional	10.18	0.21		1.30 (f)	1.51	(0.21)
2012 - Service	10.23	0.17		1.29 (f)	1.46	(0.15)
2012 - IR	10.17	0.19		1.30 (f)	1.49	(0.19)
2012 - R	10.17	0.13		1.30 (f)	1.43	(0.14)
2011 - A	9.47	0.13		0.74	0.87	(0.15)
2011 - C	9.40	0.06		0.72	0.78	(0.07)
2011 - Institutional	9.46	0.17		0.74	0.91	(0.19)
2011 - Service	9.51	0.12		0.74	0.86	(0.14)
2011 - IR	9.45	0.15		0.74	0.89	(0.17)
2011 - R	9.45	0.12		0.72	0.84	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.32% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share. Excluding such payment, the total return would have been 14.34%, 13.51%, 13.55%, 14.81%, 14.28%, 14.67% and 13.98%, respectively.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$16.69	(0.67)%	$59,762	0.96	%(d)	1.14	%(d)	1.49	%(d)	118%
16.55	(1.03)	14,218	1.71	(d)	1.89	(d)	0.75	(d)	118
16.68	(0.49)	280,787	0.56	(d)	0.74	(d)	1.89	(d)	118
16.76	(0.72)	6,830	1.06	(d)	1.23	(d)	1.40	(d)	118
16.65	(0.55)	6,957	0.71	(d)	0.89	(d)	1.76	(d)	118
16.61	(0.78)	1,330	1.21	(d)	1.39	(d)	1.24	(d)	118
16.68	(0.42)	10	0.55	(d)	0.73	(d)	1.91	(d)	118

16.92	1.82	62,150	0.96		1.12		1.39		221
16.78	1.11	15,658	1.71		1.87		0.64		221
16.91	2.24	296,403	0.56		0.72		1.81		221
16.99	1.77	7,271	1.06		1.22		1.29		221
16.88	2.14	5,425	0.71		0.87		1.60		221
16.84	1.56	1,270	1.21		1.37		1.07		221
16.90	(1.41)	10	0.58	(d)	0.74	(d)	1.62	(d)	221
16.86	15.42	62,704	0.96		1.14		1.00		222
16.71	14.50	16,567	1.71		1.89		0.25		222
16.85	15.89	389,534	0.56		0.74		1.39		222
16.92	15.24	6,062	1.06		1.24		0.91		222
16.81	15.62	5,238	0.71		0.88		1.27		222
16.81	15.13	332	1.21		1.39		0.49		222
14.75	30.54	52,993	0.95		1.14		1.95	(e)	221
14.63	29.61	13,723	1.70		1.90		0.91	(e)	221
14.74	31.13	245,662	0.55		0.75		2.21	(e)	221
14.81	30.40	5,061	1.05		1.25		1.64	(e)	221
14.72	30.88	293	0.71		0.91		1.72	(e)	221
14.71	30.25	79	1.20		1.40		1.23	(e)	221
11.49	14.44 (f)	107,535	0.95		1.11		1.53		135
11.40	13.65 (f)	11,018	1.70		1.86		0.77		135
11.48	14.91 (f)	337,650	0.55		0.71		1.91		135
11.54	14.38 (f)	5,117	1.05		1.21		1.48		135
11.47	14.77 (f)	128	0.70		0.86		1.74		135
11.46	14.08 (f)	33	1.20		1.36		1.18		135
10.19	9.15	133,611	0.95		1.13		1.31		56
10.11	8.30	11,928	1.70		1.88		0.55		56
10.18	9.61	365,385	0.55		0.73		1.69		56
10.23	9.02	7,699	1.05		1.23		1.19		56
10.17	9.48	67	0.70		0.88		1.48		56
10.17	8.96	10	1.20		1.38		1.13		56

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$19.10	$0.07		$(0.47)	$(0.40)	$(0.03)
2016 - C	16.81	—		(0.42)	(0.42)	—
2016 - Institutional	19.84	0.12		(0.51)	(0.39)	(0.11)
2016 - Service	18.82	0.06		(0.47)	(0.41)	—
2016 - IR	19.02	0.09		(0.48)	(0.39)	(0.09)
2016 - R	18.78	0.05		(0.48)	(0.43)	— (e)
2016 - R6	19.84	0.15		(0.53)	(0.38)	(0.12)

FOR THE YEAR ENDED OCTOBER 31,
2015 - A	18.25	0.03		0.82	0.85	—
2015 - C	16.18	(0.10)		0.73	0.63	—
2015 - Institutional	18.94	0.11		0.86	0.97	(0.07)
2015 - Service	18.00	0.02		0.80	0.82	—
2015 - IR	18.14	0.06		0.84	0.90	(0.02)
2015 - R	17.98	(0.02)		0.82	0.80	—
2015 - R6 (Commenced July 31, 2015)	20.22	0.02		(0.40)	(0.38)	—
2014 - A	16.86	0.01		1.52	1.53	(0.14)
2014 - C	15.01	(0.11)		1.36	1.25	(0.08)
2014 - Institutional	17.48	0.09		1.57	1.66	(0.20)
2014 - Service	16.64	(0.01)		1.50	1.49	(0.13)
2014 - IR	16.70	0.08		1.48	1.56	(0.12)
2014 - R	16.67	(0.03)		1.49	1.46	(0.15)
2013 - A	12.93	0.20	(f)	3.75	3.95	(0.02)
2013 - C	11.57	0.06	(f)	3.38	3.44	—
2013 - Institutional	13.42	0.25	(f)	3.91	4.16	(0.10)
2013 - Service	12.78	0.17	(f)	3.72	3.89	(0.03)
2013 - IR	12.83	0.23	(f)	3.72	3.95	(0.08)
2013 - R	12.81	0.03	(f)	3.86	3.89	(0.03)
2012 - A	12.06	0.01	(g)	0.96 (h)	0.97	(0.10)
2012 - C	10.81	(0.07	)(g)	0.86 (h)	0.79	(0.03)
2012 - Institutional	12.53	0.07	(g)	0.98 (h)	1.05	(0.16)
2012 - Service	11.94	0.01	(g)	0.94 (h)	0.95	(0.11)
2012 - IR	12.00	0.05	(g)	0.94 (h)	0.99	(0.16)
2012 - R	11.97	(0.01	)(g)	0.94 (h)	0.93	(0.09)
2011 - A	10.92	0.06	(i)	1.15	1.21	(0.07)
2011 - C	9.82	(0.04	)(i)	1.04	1.00	(0.01)
2011 - Institutional	11.34	0.11	(i)	1.19	1.30	(0.11)
2011 - Service	10.82	0.04	(i)	1.13	1.17	(0.05)
2011 - IR	10.87	0.08	(i)	1.15	1.23	(0.10)
2011 - R	10.86	0.02	(i)	1.15	1.17	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.85% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(h)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.04 per share. Excluding such payment, the total return would have been 7.71%, 6.95%, 6.89%, 8.17%, 7.63%, 8.02%, and 7.44%, respectively.
(i)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.55% of average net assets.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$18.67	(2.11)%	$31,271	1.26	%(d)	1.52	%(d)	0.82	%(d)	68%
16.39	(2.50)	12,673	2.01	(d)	2.27	(d)	0.05	(d)	68
19.34	(1.95)	119,595	0.85	(d)	1.12	(d)	1.31	(d)	68
18.41	(2.18)	688	1.36	(d)	1.62	(d)	0.65	(d)	68
18.54	(2.02)	866	1.01	(d)	1.27	(d)	1.02	(d)	68
18.35	(2.26)	9,329	1.51	(d)	1.77	(d)	0.58	(d)	68
19.34	(1.91)	27	0.84	(d)	1.09	(d)	1.59	(d)	68

19.10	4.66	34,680	1.26		1.47		0.15		127
16.81	3.89	14,153	2.01		2.22		(0.60)		127
19.84	5.13	81,067	0.86		1.07		0.57		127
18.82	4.56	959	1.36		1.58		0.12		127
19.02	4.99	1,119	1.01		1.23		0.32		127
18.78	4.45	8,986	1.51		1.72		(0.11)		127
19.84	(1.88)	10	0.86	(d)	1.06	(d)	0.38	(d)	127
18.25	9.16	40,458	1.27		1.51		0.07		130
16.18	8.33	15,348	2.02		2.26		(0.68)		130
18.94	9.58	119,013	0.87		1.11		0.47		130
18.00	9.02	1,769	1.37		1.60		(0.04)		130
18.14	9.39	448	1.02		1.24		0.47		130
17.98	8.83	8,126	1.52		1.76		(0.18)		130
16.86	30.64	42,607	1.26		1.46		1.39	(f)	151
15.01	29.73	16,202	2.01		2.21		0.45	(f)	151
17.48	31.18	134,276	0.86		1.06		1.61	(f)	151
16.64	30.55	2,514	1.36		1.56		1.13	(f)	151
16.70	30.94	1,767	1.01		1.21		1.62	(f)	151
16.67	30.39	7,450	1.51		1.73		0.18	(f)	151
12.93	8.04 (h)	49,863	1.25		1.46		0.15	(g)	125
11.57	7.26 (h)	12,487	2.00		2.21		(0.57	)(g)	125
13.42	8.49 (h)	123,556	0.85		1.06		0.55	(g)	125
12.78	7.97 (h)	2,133	1.35		1.56		0.10	(g)	125
12.83	8.36 (h)	5,389	1.00		1.21		0.43	(g)	125
12.81	7.78 (h)	357	1.50		1.71		(0.05	)(g)	125
12.06	11.05	65,299	1.25		1.42		0.45	(i)	34
10.81	10.14	13,338	2.00		2.17		(0.32	)(i)	34
12.53	11.49	86,058	0.85		1.02		0.87	(i)	34
11.94	10.84	1,548	1.35		1.52		0.32	(i)	34
12.00	11.32	4,959	1.00		1.17		0.70	(i)	34
11.97	10.78	207	1.50		1.67		0.14	(i)	34

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$31.15	$0.05		$(1.47)	$(1.42)	$—	$(2.69)	$(2.69)
2016 - C	25.61	(0.05)		(1.18)	(1.23)	—	(2.69)	(2.69)
2016 - Institutional	35.46	0.12		(1.69)	(1.57)	—	(2.69)	(2.69)
2016 - IR	31.68	0.09		(1.50)	(1.41)	—	(2.69)	(2.69)
2016 - R	30.37	0.03		(1.44)	(1.41)	—	(2.69)	(2.69)
2016 - R6	35.46	0.39		(1.95)	(1.56)	—	(2.69)	(2.69)

FOR THE YEAR ENDED OCTOBER 31,
2015 - A	31.17	(0.10)		1.87	1.77	—	(1.79)	(1.79)
2015 - C	26.12	(0.28)		1.56	1.28	—	(1.79)	(1.79)
2015 - Institutional	35.10	0.02		2.13	2.15	—	(1.79)	(1.79)
2015 - IR	31.59	(0.04)		1.92	1.88	—	(1.79)	(1.79)
2015 - R	30.51	(0.18)		1.83	1.65	—	(1.79)	(1.79)
2015 - R6 (Commenced July 31, 2015)	36.95	(0.01)		(1.48)	(1.49)	—	—	—
2014 - A	31.10	(0.10)		2.67	2.57	—	(2.50)	(2.50)
2014 - C	26.64	(0.27)		2.25	1.98	—	(2.50)	(2.50)
2014 - Institutional	34.59	0.01		3.00	3.01	—	(2.50)	(2.50)
2014 - IR	31.41	(0.04)		2.72	2.68	—	(2.50)	(2.50)
2014 - R	30.56	(0.19)		2.64	2.45	—	(2.50)	(2.50)
2013 - A	23.40	0.18	(e)	7.70	7.88	(0.18)	—	(0.18)
2013 - C	20.09	(0.03	)(e)	6.63	6.60	(0.05)	—	(0.05)
2013 - Institutional	26.01	0.29	(e)	8.57	8.86	(0.28)	—	(0.28)
2013 - IR	23.64	0.18	(e)	7.83	8.01	(0.24)	—	(0.24)
2013 - R	23.08	—	(e)(f)	7.68	7.68	(0.20)	—	(0.20)
2012 - A	21.22	0.04	(g)	2.14 (h)	2.18	—	—	—
2012 - C	18.35	(0.11	)(g)	1.85 (h)	1.74	—	—	—
2012 - Institutional	23.49	0.15	(g)	2.37 (h)	2.52	—	—	—
2012 - IR	21.39	0.03	(g)	2.22 (h)	2.25	—	—	—
2012 - R	20.98	(0.01	)(g)	2.11 (h)	2.10	—	—	—
2011 - A	18.49	(0.05	)(i)	2.78	2.73	—	—	—
2011 - C	16.11	(0.18	)(i)	2.42	2.24	—	—	—
2011 - Institutional	20.38	0.03	(i)	3.08	3.11	—	—	—
2011 - IR	18.58	(0.08	)(i)	2.89	2.81	—	—	—
2011 - R	18.33	(0.11	)(i)	2.76	2.65	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.65% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.51% of average net assets.
(h)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.11 per share. Excluding such payment, the total return would have been 9.73%, 8.82%, 8.86%, 10.23%, 9.98% and 9.46%, respectively.
(i)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$27.04	(4.94)%	$52,206	1.25	%(d)	1.55	%(d)	0.40	%(d)	60%
21.69	(5.29)	7,408	2.00	(d)	2.30	(d)	(0.44	)(d)	60
31.20	(4.75)	75,322	0.85	(d)	1.15	(d)	0.77	(d)	60
27.58	(4.81)	5,535	1.00	(d)	1.30	(d)	0.64	(d)	60
26.27	(5.04)	3,529	1.50	(d)	1.80	(d)	0.24	(d)	60
31.21	(4.72)	4,105	0.83	(d)	1.10	(d)	2.53	(d)	60

31.15	5.95	43,647	1.26		1.60		(0.33)		145
25.61	5.18	7,964	2.01		2.36		(1.06)		145
35.46	6.39	64,023	0.86		1.20		0.06		145
31.68	6.24	4,683	1.01		1.33		(0.12)		145
30.37	5.67	2,299	1.51		1.85		(0.60)		145
35.46	(4.03)	10	0.85	(d)	1.16	(d)	(0.07	)(d)	145
31.17	8.74	32,390	1.30		1.86		(0.33)		162
26.12	7.96	7,124	2.05		2.61		(1.08)		162
35.10	9.15	30,166	0.90		1.47		0.02		162
31.59	9.02	1,269	1.05		1.62		(0.12)		162
30.51	8.48	847	1.54		2.09		(0.63)		162
31.10	33.98	30,803	1.30		1.93		0.67	(e)	163
26.64	32.92	7,402	2.05		2.68		(0.12	)(e)	163
34.59	34.48	14,171	0.90		1.53		0.96	(e)	163
31.41	34.25	639	1.05		1.71		0.62	(e)	163
30.56	33.60	209	1.55		2.18		(0.01	)(e)	163
23.40	10.24 (h)	25,662	1.25		1.96		0.16	(g)	116
20.09	9.46 (h)	5,247	2.00		2.71		(0.59	)(g)	116
26.01	10.70 (h)	7,733	0.85		1.55		0.57	(g)	116
23.64	10.49 (h)	176	1.00		1.70		0.12	(g)	116
23.08	9.98 (h)	30	1.50		2.20		(0.08	)(g)	116
21.22	14.76	24,979	1.25		1.96		(0.26	)(i)	52
18.35	13.90	5,180	2.00		2.71		(1.00	)(i)	52
23.49	15.26	6,959	0.85		1.56		0.14	(i)	52
21.39	15.12	38	1.00		1.71		(0.38	)(i)	52
20.98	14.46	19	1.50		2.21		(0.51	)(i)	52

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$38.37	$0.18		$0.14	$0.32	$(0.29)	$(2.05)	$(2.34)
2016 - C	29.75	0.04		0.09	0.13	(0.10)	(2.05)	(2.15)
2016 - Institutional	48.06	0.32		0.18	0.50	(0.44)	(2.05)	(2.49)
2016 - IR	38.31	0.22		0.14	0.36	(0.39)	(2.05)	(2.44)
2016 - R	37.99	0.13		0.14	0.27	(0.32)	(2.05)	(2.37)
2016 - R6	48.07	0.32		0.17	0.49	(0.45)	(2.05)	(2.50)

FOR THE YEAR ENDED OCTOBER 31,
2015 - A	38.89	0.30		(0.09)	0.21	(0.14)	(0.59)	(0.73)
2015 - C	30.40	—		(0.06)	(0.06)	—	(0.59)	(0.59)
2015 - Institutional	48.49	0.55		(0.10)	0.45	(0.29)	(0.59)	(0.88)
2015 - IR	38.84	0.39		(0.10)	0.29	(0.23)	(0.59)	(0.82)
2015 - R	38.50	0.14		(0.04)	0.10	(0.02)	(0.59)	(0.61)
2015 - R6 (Commenced July 31, 2015)	48.87	0.10		(0.90)	(0.80)	—	—	—
2014 - A	35.97	0.15		2.95	3.10	(0.18)	—	(0.18)
2014 - C	28.20	(0.10)		2.31	2.21	(0.01)	—	(0.01)
2014 - Institutional	44.76	0.38		3.67	4.05	(0.32)	—	(0.32)
2014 - IR	35.92	0.25		2.94	3.19	(0.27)	—	(0.27)
2014 - R	35.62	0.07		2.92	2.99	(0.11)	—	(0.11)
2013 - A	28.75	0.42	(e)	7.12	7.54	(0.32)	—	(0.32)
2013 - C	22.62	0.15	(e)	5.60	5.75	(0.17)	—	(0.17)
2013 - Institutional	35.67	0.69	(e)	8.84	9.53	(0.44)	—	(0.44)
2013 - IR	28.75	0.49	(e)	7.11	7.60	(0.43)	—	(0.43)
2013 - R	28.54	0.31	(e)	7.09	7.40	(0.32)	—	(0.32)
2012 - A	26.36	0.22	(f)	2.31 (g)	2.53	(0.14)	—	(0.14)
2012 - C	20.79	—	(f)(h)	1.83 (g)	1.83	—	—	—
2012 - Institutional	32.66	0.47	(f)	2.79 (g)	3.26	(0.25)	—	(0.25)
2012 - IR	26.40	0.31	(f)	2.28 (g)	2.59	(0.24)	—	(0.24)
2012 - R	26.21	0.15	(f)	2.30 (g)	2.45	(0.12)	—	(0.12)
2011 - A	24.10	0.15	(i)	2.27	2.42	(0.16)	—	(0.16)
2011 - C	19.06	(0.04	)(i)	1.80	1.76	(0.03)	—	(0.03)
2011 - Institutional	29.80	0.32	(i)	2.79	3.11	(0.25)	—	(0.25)
2011 - IR	24.15	0.24	(i)	2.24	2.48	(0.23)	—	(0.23)
2011 - R	23.99	0.07	(i)	2.26	2.33	(0.11)	—	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.20 per share and 0.65% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.33% of average net assets.
(g)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.07 per share. Excluding such payment, the total return would have been 9.34%, 8.35%, 8.44%, 9.81%, 9.55% and 9.09%, respectively.
(h)	Amount is less than $0.005 per share.
(i)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.27% of average net assets.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$36.35	1.04%		$89,571	1.25	%(d)	1.57	%(d)	1.03	%(d)	56%
27.73	0.64		15,377	2.00	(d)	2.32	(d)	0.28	(d)	56
46.07	1.23		19,389	0.85	(d)	1.17	(d)	1.44	(d)	56
36.23	1.17		1,911	1.00	(d)	1.32	(d)	1.27	(d)	56
35.89	0.91		5,170	1.50	(d)	1.82	(d)	0.78	(d)	56
46.06	1.21		10	0.84	(d)	1.16	(d)	1.44	(d)	56

38.37	0.53		93,151	1.25		1.52		0.76		133
29.75	(0.21)		16,416	2.00		2.27		0.01		133
48.06	0.93		21,036	0.85		1.12		1.13		133
38.31	0.76		1,774	1.00		1.27		1.00		133
37.99	0.27		4,992	1.51		1.77		0.36		133
48.07	(1.64)		10	0.83	(d)	1.09	(d)	0.83	(d)	133
38.89	8.66		96,094	1.27		1.59		0.41		114
30.40	7.84		18,994	2.02		2.34		(0.34)		114
48.49	9.12		15,973	0.87		1.20		0.81		114
38.84	8.94		1,788	1.02		1.35		0.66		114
38.50	8.40		1,176	1.52		1.84		0.18		114
35.97	26.54		99,381	1.26		1.54		1.32	(e)	141
28.20	25.63		19,416	2.00		2.29		0.58	(e)	141
44.76	27.05		12,204	0.86		1.13		1.74	(e)	141
35.92	26.91		1,310	1.01		1.29		1.53	(e)	141
35.62	26.21		1,154	1.51		1.79		0.96	(e)	141
28.75	9.60	(g)	87,084	1.25		1.52		0.79	(f)	85
22.62	8.78	(g)	17,808	2.00		2.27		0.04	(f)	85
35.67	10.02	(g)	12,310	0.85		1.11		1.30	(f)	85
28.75	9.82	(g)	455	1.00		1.26		1.11	(f)	85
28.54	9.35	(g)	699	1.50		1.75		0.52	(f)	85
26.36	10.03		91,426	1.25		1.54		0.58	(i)	33
20.79	9.21		194,248	2.00		2.29		(0.17	)(i)	33
32.66	10.46		3,479	0.85		1.14		0.97	(i)	33
26.40	10.29		223	1.00		1.29		0.96	(i)	33
26.21	9.71		214	1.50		1.79		0.26	(i)	33

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$41.46	$0.20		$(0.87)	$(0.67)	$(0.38)	$(1.19)	$(1.57)
2016 - C	37.88	0.05		(0.80)	(0.75)	(0.11)	(1.19)	(1.30)
2016 - Institutional	42.60	0.28		(0.88)	(0.60)	(0.55)	(1.19)	(1.74)
2016 - Service	41.37	0.18		(0.86)	(0.68)	(0.41)	(1.19)	(1.60)
2016 - IR	41.13	0.24		(0.86)	(0.62)	(0.50)	(1.19)	(1.69)
2016 - R	40.91	0.15		(0.86)	(0.71)	(0.36)	(1.19)	(1.55)
2016 - R6	42.60	0.29		(0.89)	(0.60)	(0.56)	(1.19)	(1.75)

FOR THE YEAR ENDED OCTOBER 31,
2015 - A	40.20	0.43		1.12	1.55	(0.29)	—	(0.29)
2015 - C	36.78	0.11		1.03	1.14	(0.04)	—	(0.04)
2015 - Institutional	41.29	0.60		1.16	1.76	(0.45)	—	(0.45)
2015 - Service	40.12	0.36		1.15	1.51	(0.26)	—	(0.26)
2015 - IR	39.89	0.51		1.13	1.64	(0.40)	—	(0.40)
2015 - R	39.80	0.26		1.18	1.44	(0.33)	—	(0.33)
2015 - R6 (Commenced July 31, 2015)	43.19	0.14		(0.73)	(0.59)	—	—	—
2014 - A	34.52	0.33		5.71	6.04	(0.36)	—	(0.36)
2014 - C	31.63	0.05		5.24	5.29	(0.14)	—	(0.14)
2014 - Institutional	35.44	0.49		5.86	6.35	(0.50)	—	(0.50)
2014 - Service	34.44	0.29		5.71	6.00	(0.32)	—	(0.32)
2014 - IR	34.26	0.42		5.67	6.09	(0.46)	—	(0.46)
2014 - R	34.16	0.23		5.67	5.90	(0.26)	—	(0.26)
2013 - A	26.80	0.44		7.68	8.12	(0.40)	—	(0.40)
2013 - C	24.59	0.19		7.07	7.26	(0.22)	—	(0.22)
2013 - Institutional	27.51	0.53		7.91	8.44	(0.51)	—	(0.51)
2013 - Service	26.76	0.41		7.65	8.06	(0.38)	—	(0.38)
2013 - IR	26.62	0.45		7.67	8.12	(0.48)	—	(0.48)
2013 - R	26.58	0.36		7.61	7.97	(0.39)	—	(0.39)
2012 - A	24.21	0.33	(e)	2.70 (f)	3.03	(0.44)	—	(0.44)
2012 - C	22.25	0.13	(e)	2.48 (f)	2.61	(0.27)	—	(0.27)
2012 - Institutional	24.82	0.44	(e)	2.77 (f)	3.21	(0.52)	—	(0.52)
2012 - Service	24.14	0.30	(e)	2.70 (f)	3.00	(0.38)	—	(0.38)
2012 - IR	24.08	0.37	(e)	2.69 (f)	3.06	(0.52)	—	(0.52)
2012 - R	23.98	0.22	(e)	2.73 (f)	2.95	(0.35)	—	(0.35)
2011 - A	22.32	0.31	(g)	1.87	2.18	(0.29)	—	(0.29)
2011 - C	20.54	0.12	(g)	1.72	1.84	(0.13)	—	(0.13)
2011 - Institutional	22.89	0.44	(g)	1.87	2.31	(0.38)	—	(0.38)
2011 - Service	22.25	0.28	(g)	1.87	2.15	(0.26)	—	(0.26)
2011 - IR	22.21	0.36	(g)	1.86	2.22	(0.35)	—	(0.35)
2011 - R	22.11	0.24	(g)	1.85	2.09	(0.22)	—	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.23% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 12.61%, 11.75%, 11.75%, 13.08%, 12.50%, 12.87%, and 12.33%, respectively.
(g)	Reflects income recognized from a non-recurring special dividend which amounted to $0.03 per share and 0.13% of average net assets.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$39.22	(1.61)%	$258,725	0.96	%(d)	1.18	%(d)	1.05	%(d)	103%
35.83	(1.99)	34,328	1.71	(d)	1.93	(d)	0.30	(d)	103
40.26	(1.40)	153,237	0.56	(d)	0.78	(d)	1.41	(d)	103
39.09	(1.65)	4,240	1.06	(d)	1.28	(d)	0.93	(d)	103
38.82	(1.49)	5,917	0.71	(d)	0.93	(d)	1.28	(d)	103
38.65	(1.74)	28,575	1.21	(d)	1.43	(d)	0.79	(d)	103
40.25	(1.40)	10	0.55	(d)	0.76	(d)	1.46	(d)	103

41.46	3.86	272,738	0.96		1.17		1.04		224
37.88	3.09	37,811	1.71		1.92		0.28		224
42.60	4.27	121,863	0.56		0.77		1.42		224
41.37	3.75	3,344	1.06		1.27		0.86		224
41.13	4.12	4,615	0.71		0.92		1.24		224
40.91	3.58	27,685	1.21		1.42		0.64		224
42.60	(1.37)	10	0.55	(d)	0.74	(d)	1.37	(d)	224
40.20	17.67	275,574	0.97		1.21		0.88		222
36.78	16.80	36,503	1.72		1.96		0.13		222
41.29	18.14	105,300	0.57		0.81		1.27		222
40.12	17.57	1,132	1.07		1.31		0.78		222
39.89	17.98	1,003	0.72		0.96		1.13		222
39.80	17.42	457	1.22		1.46		0.63		222
34.52	30.75	256,626	0.95		1.21		1.46		203
31.63	29.78	34,143	1.70		1.96		0.70		203
35.44	31.27	64,809	0.56		0.82		1.70		203
34.44	30.57	1,020	1.05		1.31		1.37		203
34.26	31.06	546	0.71		0.97		1.48		203
34.16	30.42	343	1.20		1.46		1.19		203
26.80	12.69 (f)	239,796	0.95		1.20		1.31	(e)	121
24.59	11.84 (f)	30,979	1.70		1.95		0.55	(e)	121
27.51	13.16 (f)	33,613	0.55		0.80		1.69	(e)	121
26.76	12.58 (f)	1,036	1.05		1.30		1.18	(e)	121
26.62	12.96 (f)	198	0.70		0.95		1.45	(e)	121
26.58	12.42 (f)	336	1.20		1.44		0.85	(e)	121
24.21	9.83	278,353	0.95		1.19		1.28	(g)	46
22.25	9.00	32,665	1.70		1.94		0.52	(g)	46
24.82	10.20	33,581	0.55		0.79		1.76	(g)	46
24.14	9.74	962	1.05		1.29		1.19	(g)	46
24.08	10.09	105	0.70		0.94		1.57	(g)	46
23.98	9.53	29	1.20		1.44		1.03	(g)	46

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, IR, R and R6	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, IR, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Money Market Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial

86

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

ii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2016:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$764,177,059	$—	$—
Short-term Investments	—	8,300,000	—
Securities Lending Reinvestment Vehicle	5,814,625
Total	$769,991,684	$8,300,000	$—

Derivative Type
Assets(b)
Futures Contracts	$502,202	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$4,579,963	$—	$—
North America	356,143,345	—	—
Short-term Investments	—	25,200,000	—
Securities Lending Reinvestment Vehicle	2,253,450	—	—
Total	$362,976,758	$25,200,000	$—

Derivative Type
Assets(b)
Futures Contracts	$195,301	$—	$—

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$167,740,756	$—	$—
Europe	2,261,024	—	—
Short-term Investments	—	13,100,000	—
Securities Lending Reinvestment Vehicle	8,035,251	—	—
Total	$178,037,031	$13,100,000	$—

Derivative Type
Assets(b)
Futures Contracts	$49,013	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$339,208	$—	$—
Europe	3,048,567	—	—
North America	140,627,716	—	45,262
Short-term Investments	—	4,500,000	—
Securities Lending Reinvestment Vehicle	8,640,910	—	—
Total	$152,656,401	$4,500,000	$45,262

Derivative Type
Assets(b)
Futures Contracts	$59,512	$—	$—

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$127,728,644	$—	$—
Europe	419,109	—	—
Short-term Investments	—	3,400,000	—
Securities Lending Reinvestment Vehicle	2,972,375	—	—
Total	$131,120,128	$3,400,000	$—

Derivative Type
Assets(b)
Futures Contracts	$146,851	$—	$—

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$6,129,118	$—	$—
North America	466,573,573	—	—
Short-term Investments	—	12,900,000	—
Total	$472,702,691	$12,900,000	$—

Derivative Type
Assets(b)
Futures Contracts	$245,118	$—	$—

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GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statements of Assets and Liabilities	Assets(a)
Equity	Large Cap Growth Insights	Variation margin on certain derivative contracts	$502,202
Equity	Large Cap Value Insights	Variation margin on certain derivative contracts	195,301
Equity	Small Cap Equity Insights	Variation margin on certain derivative contracts	49,013
Equity	Small Cap Growth Insights	Variation margin on certain derivative contracts	59,512
Equity	Small Cap Value Insights	Variation margin on certain derivative contracts	146,851
Equity	U.S. Equity Insights	Variation margin on certain derivative contracts	245,118

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$(263,501)	$(96,853)	127
Equity	Large Cap Value Insights	377,536	(2,256)	48
Equity	Small Cap Equity Insights	426,230	33,074	50
Equity	Small Cap Growth Insights	1,087	(28,039)	20
Equity	Small Cap Value Insights	(104,525)	138,450	21
Equity	U.S. Equity Insights	48,963	(178,192)	93

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or

90

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4. INVESTMENTS IN DERIVATIVES (continued)

termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.52%
Large Cap Value Insights	0.60	0.54	0.51	0.50	0.49	0.60	0.52
Small Cap Equity Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.81
Small Cap Growth Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.81
Small Cap Value Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.81
U.S. Equity Insights	0.65	0.59	0.56	0.55	0.54	0.65	0.52

*

GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectus. These waivers will be effective through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to

91

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

February 26, 2016, the effective net management rates for the Small Cap Equity Insights and Small Cap Value Insights Funds were 0.82% and 0.81% respectively. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$13,561	$—
Large Cap Value Insights	4,071	453
Small Cap Equity Insights	1,514	397
Small Cap Growth Insights	1,291	—
Small Cap Value Insights	883	—
U.S. Equity Insights	5,022	46

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

net assets are 0.004%. These Other Expense limitations will remain in place through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$530,913	$227,629	$758,542
Large Cap Value Insights	140,450	162,853	303,303
Small Cap Equity Insights	28,285	167,233	195,518
Small Cap Growth Insights	26,135	168,257	194,392
Small Cap Value Insights	27,686	173,696	201,382
U.S. Equity Insights	295,832	185,341	481,173

G.  Line of Credit Facility — As of April 30, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2016, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 3, 2016.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2016, Goldman Sachs earned $460, $601, $626, $302, $100 and $457 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

As of April 30, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class R Shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Large Cap Growth Insights	—%	—%	7%	12%	13%
Large Cap Value Insights	6	—	15	21	25
Small Cap Equity Insights	—	23	5	7	9

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended April 30, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$1,002,604,892	$989,048,771
Large Cap Value Insights	413,246,619	421,675,477
Small Cap Equity Insights	137,320,205	101,482,453
Small Cap Growth Insights	109,372,611	77,248,086
Small Cap Value Insights	72,686,879	78,633,867
U.S. Equity Insights	493,988,370	461,986,101

The following table sets forth the amounts of the Funds’ overnight and continuous agreements collateralized by Common Stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2016:

Fund	Total
Large Cap Growth Insights	$5,814,625
Large Cap Value Insights	$2,253,450
Small Cap Equity Insights	$8,035,251
Small Cap Growth Insights	$8,640,910
Small Cap Value Insights	$2,972,375

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

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7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at GSAL’s expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Funds’ Statement of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2016, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Period Ended April 30, 2016		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2016
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$18	$—	$—
Large Cap Value Insights	175	1,388	—
Small Cap Equity Insights	3,638	5,480	1,425,075
Small Cap Growth Insights	8,182	7,692	2,242,242
Small Cap Value Insights	1,185	2,284	791,600
U.S. Equity Insights	78	431	—

The following table provides information about the Funds’ investment in the Money Market Fund For the six months ended April 30, 2016:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Large Cap Growth Insights	—	6,016,725	(202,100)	5,814,625	$5,814,625
Large Cap Value Insights	1,543,540	3,241,605	(2,531,695)	2,253,450	2,253,450
Small Cap Equity Insights	3,040,011	32,947,988	(27,952,748)	8,035,251	8,035,251
Small Cap Growth Insights	3,384,225	27,213,016	(21,956,331)	8,640,910	8,640,910
Small Cap Value Insights	3,158,375	14,724,775	(14,910,775)	2,972,375	2,972,375
U.S. Equity Insights	729,425	1,140,350	(1,869,775)	—	—

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GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2015, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Capital loss carryforwards:
Expiring 2017	(257,361,720)	(302,004,878)	(74,933,486)	—	—	—
Total capital loss carryforwards	$(257,361,720)	$(302,004,878)	$(74,933,486)	$—	$—	$—

As of April 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$767,571,044	$384,640,220	$193,477,334	$157,879,852	$128,444,486	$462,063,248
Gross unrealized gain	40,510,847	14,696,648	13,893,652	11,478,956	14,826,630	32,942,043
Gross unrealized loss	(29,790,207)	(11,160,110)	(16,233,955)	(12,157,145)	(8,750,988)	(9,402,600)
Net unrealized security gain (loss)	$10,720,640	$3,536,538	$(2,340,303)	$(678,189)	$6,075,642	$23,539,443

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, and underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAVs of the Funds and result primarily from net operating losses, redemptions utilized as distributions, and differences in the tax treatment of partnerships and underlying fund investments.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives also can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

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9. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Growth Insights Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,185,396	$48,924,282	6,980,525	$158,182,514
Reinvestment of distributions	44,935	1,011,487	29,769	663,856
Shares converted from Class B(a)	—	—	84,680	1,853,649
Shares redeemed	(1,287,046)	(28,293,549)	(2,780,922)	(61,357,303)
	943,285	21,642,220	4,314,052	99,342,716
Class B Shares(a)
Shares sold	—	—	1,430	28,727
Shares converted to Class A	—	—	(92,267)	(1,853,649)
Shares redeemed	—	—	(26,872)	(539,733)
	—	—	(117,709)	(2,364,655)
Class C Shares
Shares sold	440,716	9,027,835	1,668,170	34,397,515
Reinvestment of distributions	3,411	70,030	2,142	43,723
Shares redeemed	(343,588)	(6,850,048)	(297,232)	(6,075,919)
	100,539	2,247,817	1,373,080	28,365,319
Institutional Shares
Shares sold	6,318,559	145,650,620	16,236,775	370,091,930
Reinvestment of distributions	172,457	3,995,824	113,490	2,601,195
Shares redeemed	(7,406,779)	(168,179,639)	(7,807,696)	(179,500,970)
	(915,763)	(18,533,195)	8,542,569	193,192,155
Service Shares
Shares sold	150,832	3,432,845	129,202	2,926,882
Reinvestment of distributions	1,126	25,064	224	4,945
Shares redeemed	(37,672)	(785,432)	(13,229)	(296,508)
	114,286	2,672,477	116,197	2,635,319
Class IR Shares
Shares sold	370,774	8,060,561	1,604,319	35,541,423
Reinvestment of distributions	13,466	299,351	11,163	245,693
Shares redeemed	(477,767)	(10,308,031)	(1,015,414)	(22,474,490)
	(93,527)	(1,948,119)	600,068	13,312,626
Class R Shares
Shares sold	353,187	7,578,117	521,668	11,563,543
Reinvestment of distributions	1,024	22,608	358	7,860
Shares redeemed	(86,950)	(1,880,015)	(77,735)	(1,703,414)
	267,261	5,720,710	444,291	9,867,989
Class R6 Shares(b)
Shares sold	31,600	734,519	418	10,005
Reinvestment of distributions	4	88	—	—
Shares redeemed	(35)	(800)	—	(5)
	31,569	733,807	418	10,000
NET INCREASE	447,650	$12,535,717	15,272,966	$344,361,469

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Insights Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	636,432	$10,347,117	902,296	$15,392,196
Reinvestment of distributions	23,298	381,743	49,079	819,032
Shares converted from Class B(a)	—	—	6,658	113,458
Shares redeemed	(752,255)	(11,898,953)	(1,005,320)	(17,091,804)
	(92,525)	(1,170,093)	(47,287)	(767,118)
Class B Shares(a)
Shares converted to Class A	—	—	(6,694)	(113,458)
Shares redeemed	—	—	(29,394)	(498,274)
	—	—	(36,088)	(611,732)
Class C Shares
Shares sold	124,345	2,004,126	235,997	3,989,634
Reinvestment of distributions	2,818	45,822	6,337	104,927
Shares redeemed	(201,141)	(3,201,950)	(300,441)	(5,066,530)
	(73,978)	(1,152,002)	(58,107)	(971,969)
Institutional Shares
Shares sold	3,098,884	51,096,993	4,901,399	82,201,640
Reinvestment of distributions	142,169	2,327,308	385,344	6,445,256
Shares redeemed	(3,937,560)	(62,178,319)	(10,882,262)	(184,786,985)
	(696,507)	(8,754,018)	(5,595,519)	(96,140,089)
Service Shares
Shares sold	54,974	881,586	183,049	3,146,866
Reinvestment of distributions	2,651	43,618	5,491	91,694
Shares redeemed	(78,038)	(1,281,366)	(118,827)	(2,023,233)
	(20,413)	(356,162)	69,713	1,215,327
Class IR Shares
Shares sold	162,079	2,559,155	313,549	5,305,827
Reinvestment of distributions	3,031	49,530	6,425	107,537
Shares redeemed	(68,692)	(1,106,000)	(310,210)	(5,271,427)
	96,418	1,502,685	9,764	141,937
Class R Shares
Shares sold	10,242	169,713	57,648	975,790
Reinvestment of distributions	256	4,174	387	6,328
Shares redeemed	(5,868)	(89,511)	(2,338)	(39,551)
	4,630	84,376	55,697	942,567
Class R6 Shares(b)
Shares sold	—	—	580	10,005
Reinvestment of distributions	6	85	3	46
Shares redeemed	—	—	—	(5)
	6	85	583	10,046
NET DECREASE	(782,369)	$(9,845,129)	(5,601,244)	$(96,181,031)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Equity Insights Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	192,798	$3,491,321	466,697	$8,958,486
Reinvestment of distributions	2,490	46,002	—	—
Shares converted from Class B(a)	—	—	1,362	25,015
Shares redeemed	(335,767)	(5,940,218)	(869,634)	(16,742,214)
	(140,479)	(2,402,895)	(401,575)	(7,758,713)
Class B Shares(a)
Shares converted to Class A	—	—	(1,528)	(25,015)
Shares redeemed	—	—	(11,958)	(195,796)
	—	—	(13,486)	(220,811)
Class C Shares
Shares sold	93,921	1,517,396	135,642	2,304,561
Shares redeemed	(162,758)	(2,571,911)	(242,355)	(4,088,653)
	(68,837)	(1,054,515)	(106,713)	(1,784,092)
Institutional Shares
Shares sold	3,437,266	64,114,808	1,320,351	26,154,847
Reinvestment of distributions	25,392	484,997	21,563	411,859
Shares redeemed	(1,365,273)	(25,621,818)	(3,538,107)	(68,844,250)
	2,097,385	38,977,987	(2,196,193)	(42,277,544)
Service Shares
Shares sold	6,070	105,188	57,853	1,105,413
Shares redeemed	(19,682)	(334,561)	(105,174)	(1,938,964)
	(13,612)	(229,373)	(47,321)	(833,551)
Class IR Shares
Shares sold	1,147	21,176	48,785	949,246
Reinvestment of distributions	300	5,495	34	629
Shares redeemed	(13,602)	(243,941)	(14,659)	(275,001)
	(12,155)	(217,270)	34,160	674,874
Class R Shares
Shares sold	158,867	2,847,919	189,009	3,602,301
Reinvestment of distributions	134	2,444	—	—
Shares redeemed	(129,195)	(2,240,797)	(162,322)	(3,075,978)
	29,806	609,566	26,687	526,323
Class R6 Shares(b)
Shares sold	890	16,835	496	10,005
Reinvestment of distributions	3	59	—	—
Shares redeemed	(10)	(177)	(1)	(5)
	883	16,717	495	10,000
NET INCREASE (DECREASE)	1,892,991	$35,700,217	(2,703,946)	$(51,663,514)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

(b) Commenced operations on July 31, 2015.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Growth Insights Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	590,116	$15,315,410	545,679	$17,350,391
Reinvestment of distributions	132,878	3,757,782	64,770	1,925,847
Shares converted from Class B(a)	—	—	58,348	1,833,293
Shares redeemed	(193,626)	(5,210,628)	(306,789)	(9,648,220)
	529,368	13,862,564	362,008	11,461,311
Class B Shares(a)
Shares converted to Class A	—	—	(70,295)	(1,833,293)
Shares redeemed	—	—	(8,938)	(233,385)
	—	—	(79,233)	(2,066,678)
Class C Shares
Shares sold	79,634	1,796,707	74,499	1,948,046
Reinvestment of distributions	35,861	815,833	18,097	445,240
Shares redeemed	(84,953)	(1,814,209)	(54,287)	(1,413,619)
	30,542	798,331	38,309	979,667
Institutional Shares
Shares sold	900,478	28,854,547	1,138,272	41,373,091
Reinvestment of distributions	120,842	3,937,033	45,703	1,541,332
Shares redeemed	(412,840)	(12,693,432)	(237,885)	(8,362,847)
	608,480	20,098,148	946,090	34,551,576
Class IR Shares
Shares sold	86,110	2,285,276	315,493	10,368,520
Reinvestment of distributions	14,163	408,028	2,448	73,879
Shares redeemed	(47,404)	(1,317,603)	(210,284)	(6,241,716)
	52,869	1,375,701	107,657	4,200,683
Class R Shares
Shares sold	64,122	1,618,195	54,765	1,671,819
Reinvestment of distributions	5,362	147,444	1,324	38,480
Shares redeemed	(10,827)	(274,169)	(8,145)	(254,189)
	58,657	1,491,470	47,944	1,456,110
Class R6 Shares(b)
Shares sold	132,390	4,107,605	271	10,005
Reinvestment of distributions	22	728	—	—
Shares redeemed	(1,158)	(36,403)	—	(5)
	131,254	4,071,930	271	10,000
NET INCREASE	1,411,170	$41,698,144	1,423,046	$50,592,669

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

101

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Insights Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	59,255	$2,055,749	134,243	$5,261,353
Reinvestment of distributions	157,232	5,565,515	48,801	1,870,547
Shares converted from Class B(a)	—	—	154,047	6,012,436
Shares redeemed	(179,774)	(6,226,257)	(380,194)	(14,892,445)
	36,713	1,395,007	(43,103)	(1,748,109)
Class B Shares(a)
Shares converted to Class A	—	—	(223,262)	(6,012,436)
Shares redeemed	—	—	(35,384)	(953,437)
	—	—	(258,646)	(6,965,873)
Class C Shares
Shares sold	20,630	568,615	19,470	593,064
Reinvestment of distributions	40,482	1,093,112	11,198	335,036
Shares redeemed	(58,402)	(1,576,952)	(103,611)	(3,148,417)
	2,710	84,775	(72,943)	(2,220,317)
Institutional Shares
Shares sold	68,913	3,011,481	166,189	8,136,287
Reinvestment of distributions	22,329	1,000,594	5,823	278,565
Shares redeemed	(108,048)	(4,599,480)	(63,746)	(3,074,349)
	(16,806)	(587,405)	108,266	5,340,503
Class IR Shares
Shares sold	8,798	292,210	23,922	941,810
Reinvestment of distributions	3,185	112,448	989	37,771
Shares redeemed	(5,523)	(186,708)	(24,651)	(957,187)
	6,460	217,950	260	22,394
Class R Shares
Shares sold	32,599	1,112,819	133,943	5,296,609
Reinvestment of distributions	8,221	287,780	375	14,252
Shares redeemed	(28,157)	(969,144)	(33,476)	(1,287,248)
	12,663	431,455	100,842	4,023,613
Class R6 Shares(b)
Shares sold	—	—	205	10,005
Reinvestment of distributions	11	516	—	—
Shares redeemed	—	—	—	(5)
	11	516	205	10,000
NET INCREASE (DECREASE)	41,751	$1,542,298	(165,119)	$(1,537,789)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

102

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Equity Insights Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	220,563	$8,386,374	489,069	$20,148,539
Reinvestment of distributions	247,520	9,779,889	45,885	1,901,942
Shares converted from Class B(a)	—	—	75,598	3,085,169
Shares redeemed	(449,832)	(17,391,783)	(887,276)	(36,595,041)
	18,251	774,480	(276,724)	(11,459,391)
Class B Shares(a)
Shares converted to Class A	—	—	(80,912)	(3,085,169)
Shares redeemed	—	—	(61,227)	(2,334,656)
	—	—	(142,139)	(5,419,825)
Class C Shares
Shares sold	57,168	2,035,805	183,157	6,931,701
Reinvestment of distributions	31,570	1,140,209	834	31,814
Shares redeemed	(129,045)	(4,552,173)	(178,172)	(6,731,425)
	(40,307)	(1,376,159)	5,819	232,090
Institutional Shares
Shares sold	1,177,709	46,577,162	2,051,350	84,969,389
Reinvestment of distributions	126,138	5,110,347	34,827	1,478,041
Shares redeemed	(357,990)	(14,052,243)	(1,775,794)	(74,669,520)
	945,857	37,635,266	310,383	11,777,910
Service Shares
Shares sold	29,837	1,142,994	68,476	2,788,613
Reinvestment of distributions	2,888	113,703	85	3,524
Shares redeemed	(5,071)	(194,929)	(15,949)	(650,758)
	27,654	1,061,768	52,612	2,141,379
Class IR Shares
Shares sold	51,828	1,986,972	217,171	8,858,924
Reinvestment of distributions	5,398	211,040	259	10,626
Shares redeemed	(17,026)	(643,905)	(130,350)	(5,389,955)
	40,200	1,554,107	87,080	3,479,595
Class R Shares
Shares sold	178,803	6,826,293	821,845	34,109,333
Reinvestment of distributions	26,635	1,037,960	149	6,126
Shares redeemed	(142,939)	(5,306,140)	(156,732)	(6,388,751)
	62,499	2,558,113	665,262	27,726,708
Class R6 Shares(b)
Shares sold	—	—	232	10,005
Reinvestment of distributions	10	409	—	—
Shares redeemed	—	—	—	(5)
	10	409	232	10,000
NET INCREASE	1,054,164	$42,207,984	702,525	$28,488,466

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

103

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016, which represents a period of 182 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund				Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*
Class A
Actual	$1,000.00	$983.30		$4.73	$1,000.00	$993.30		$4.76	$1,000.00	$978.90		$6.20	$1,000.00	$950.60		$6.06	$1,000.00	$1,010.40		$6.25	$1,000.00	$983.90		$4.74
Hypothetical 5% return	1,000.00	1,020.09	+	4.82	1,000.00	1,020.09	+	4.82	1,000.00	1,018.60	+	6.32	1,000.00	1,018.65	+	6.27	1,000.00	1,018.65	+	6.27	1,000.00	1,020.09	+	4.82
Class C
Actual	1,000.00	979.90		8.42	1,000.00	989.70		8.46	1,000.00	1,000.00		10.00	1,000.00	947.10		9.68	1,000.00	1,006.40		9.98	1,000.00	980.10		8.42
Hypothetical 5% return	1,000.00	1,016.36	+	8.57	1,000.00	1,016.36	+	8.57	1,000.00	1,014.87	+	10.07	1,000.00	1,014.92	+	10.02	1,000.00	1,014.92	+	10.02	1,000.00	1,016.36	+	8.57
Institutional
Actual	1,000.00	985.10		2.76	1,000.00	995.10		2.78	1,000.00	980.50		4.19	1,000.00	952.50		4.13	1,000.00	1,012.30		4.25	1,000.00	986.00		2.77
Hypothetical 5% return	1,000.00	1,022.08	+	2.82	1,000.00	1,022.08	+	2.82	1,000.00	1,020.64	+	4.27	1,000.00	1,020.64	+	4.27	1,000.00	1,020.64	+	4.27	1,000.00	1,022.08	+	2.82
Service
Actual	1,000.00	982.70		5.23	1,000.00	992.80		5.25	1,000.00	978.20		6.69	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	983.50		5.23
Hypothetical 5% return	1,000.00	1,019.59	+	5.32	1,000.00	1,019.59	+	5.32	1,000.00	1,018.10	+	6.82	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.59	+	5.32
Class IR
Actual	1,000.00	984.40		3.50	1,000.00	994.50		3.52	1,000.00	979.80		4.97	1,000.00	951.90		4.85	1,000.00	1,011.70		5.00	1,000.00	985.10		3.50
Hypothetical 5% return	1,000.00	1,021.33	+	3.57	1,000.00	1,021.33	+	3.57	1,000.00	1,019.84	+	5.07	1,000.00	1,019.89	+	5.02	1,000.00	1,019.89	+	5.02	1,000.00	1,021.33	+	3.57
Class R
Actual	1,000.00	981.60		5.96	1,000.00	992.20		5.99	1,000.00	977.40		7.42	1,000.00	949.60		7.27	1,000.00	1,009.10		7.49	1,000.00	982.60		5.96
Hypothetical 5% return	1,000.00	1,018.85	+	6.07	1,000.00	1,018.85	+	6.07	1,000.00	1,017.35	+	7.57	1,000.00	1,017.40	+	7.52	1,000.00	1,017.40	+	7.52	1,000.00	1,018.85	+	6.07
Class R6
Actual	1,000.00	985.40		2.67	1,000.00	995.80		2.73	1,000.00	980.90		4.14	1,000.00	952.80		4.03	1,000.00	1,012.10		4.20	1,000.00	986.00		2.72
Hypothetical 5% return	1,000.00	1,022.18	+	2.72	1,000.00	1,022.13	+	2.77	1,000.00	1,020.69	+	4.22	1,000.00	1,020.74	+	4.17	1,000.00	1,020.69	+	4.22	1,000.00	1,022.13	+	2.77

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Large Cap Growth Insights	0.96%	1.71%	0.56%	1.06%	0.71%	1.21%	0.54%
Large Cap Value Insights	0.96	1.71	0.56	1.06	0.71	1.21	0.55
Small Cap Equity Insights	1.26	2.01	0.85	1.36	1.01	1.51	0.84
Small Cap Growth Insights	1.25	2.00	0.85	N/A	1.00	1.50	0.83
Small Cap Value Insights	1.25	2.00	0.85	N/A	1.00	1.50	0.84
U.S. Equity Insights	0.96	1.71	0.56	1.06	0.71	1.21	0.55

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

104

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 50657-TMPL-06/2016 DOMINSSAR-16 / 45K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2016

Fundamental Emerging Markets Equity Funds
Asia Equity
Emerging Markets Equity
N-11 Equity

Goldman Sachs Fundamental

Emerging Markets Equity Funds

■	ASIA EQUITY

■	EMERGING MARKETS EQUITY

■	N-11 EQUITY

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	22

Financial Statements	32

Financial Highlights	36

Notes to Financial Statements	42

Other Information	56

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■	The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India and Australia, focuses on long- term business and management quality

■	Proprietary, bottom-up research is the key driver of our investment process

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

■	The decision-making process includes active participation in frequent and regular research meetings

■	The Emerging Markets Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■	Security selections are aligned with levels of investment conviction and risk-adjusted upside

■	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

■	Access to markets across emerging markets

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

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MARKET REVIEW

Goldman Sachs Fundamental Emerging

Markets Equity Funds

Market Review

Emerging markets equities were roughly flat during the six-month period ended April 30, 2016 (the “Reporting Period”). The MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “MSCI® EM Index”) posted a return of -0.13%.* While absolute returns were disappointing, emerging markets equities outpaced developed markets equities, as measured by the MSCI® Europe, Australasia, Far East (EAFE) Index. In our opinion, weakness in emerging market equities for most of the Reporting Period reflected concerns about slowing economic growth, particularly in China, and the impact of weak commodity prices, particularly oil prices.

There was broad emerging market “risk off” sentiment in November 2015, as the Reporting Period began, likely due to a combination of Federal Reserve (“Fed”) interest rate hike concerns and disappointing macroeconomic data and negative news flow from China. When the Fed finally hiked U.S. interest rates by 25 basis points in December 2015, we believe the fairly dovish language in its statement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage market sentiment. (A basis point is 1/100th of a percentage point. Dovish language tends to suggest lower interest rates.)

Emerging market equities suffered a rout at the beginning of 2016, in our opinion, triggered by investor concerns of an intensifying economic slowdown in China, exacerbated by an oil price plunge. Market sentiment improved in February 2016, and emerging market equities stabilized as global central banks set a more accommodative tone. For example, the Bank of Japan (“BOJ”) introduced negative interest rates in late January 2016 and the People’s Bank of China eased, while the Fed released dovish remarks in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and a commodity price rebound, helped to drive a strong recovery in emerging markets equities. Notably, the European Central Bank implemented heavy easing, cutting its deposit rate to -40 basis points and raising its monthly quantitative easing purchases. The BOJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. The Fed left rates unchanged but expressed less concern about market volatility and global economic growth, opening up the possibility of a June 2016 rate hike. However, global sentiment moderated near the end of April 2016, as the Bank of Japan disappointed markets by not implementing additional monetary stimulus.

Materials and energy were the best performing sectors in the MSCI® EM Index during the Reporting Period, followed at some distance by utilities and consumer staples, the only other two sectors in the MSCI® EM Index to post a positive absolute return during the Reporting Period. Health care and industrials were the weakest sectors in the MSCI® EM Index during the Reporting Period, followed by consumer discretionary and financials.

From a country perspective, Hungary, Brazil and Peru were by a wide margin the best performing individual country constituents of the MSCI® EM Index for the Reporting Period. Indonesia, Turkey, Russia and Malaysia also notably outpaced the MSCI® EM Index

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*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

during the Reporting Period. Conversely, Greece was by far the weakest individual country constituent of the MSCI® EM Index during the Reporting Period, followed at some distance by China, Poland and Qatar, which also significantly lagged the MSCI® EM Index during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we believed global equities could still generate positive mid-single digit returns for calendar year 2016, despite a volatile start. Our expectation was that returns would be predominantly driven by earnings growth rather than multiple expansion. (A multiple measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric. Multiple expansion is growth of that multiple.) In our view, positive returns in a low (and potentially negative) interest rate environment make equities attractive, particularly relative to other asset classes.

Many emerging markets rallied in the first quarter of 2016 on rising oil prices and the expectation that China may re-boot investment to spur lagging economic growth. In our view, the rally underscores why we continue to invest in companies across the emerging markets, regardless of our view on an individual country’s economic outlook. We believe fundamentals in many countries are not improving in the way they are in some developed markets. We believe Brazil, Russia and South Africa, for example, face further challenges as persistently low oil and other commodity prices appear to be beginning to affect consumption. We believe India has the best macroeconomic outlook among the MSCI® EM Index constituents.

We remain cautious on state-owned enterprises across most of the emerging markets, as they have objectives, in our view, other than maximizing shareholder returns. Having significantly less exposure to some of these large weightings in the MSCI® EM Index allows us extra capital to invest in what we consider to be more innovative parts of the market.

We find many interesting opportunities related to the evolving emerging market consumer, especially with regard to e-commerce. One of the key questions we continue to consider is how local and global competitors might share the emerging market retail marketplace, both on the ground and online. We believe a growing e-commerce ecosystem is likely to spawn development in financial technology and other Internet-related development.

We further believe other emerging market consumer markets are continuing to change in ways that may create new winners and losers in the retail market. In China, for instance, customer traffic has shifted away from hyper-markets to e-commerce within the last decade. (A hyper-market is a retail store that combines a department store and a grocery supermarket. Often a very large establishment, hyper-markets may offer a large variety of products such as appliances, clothing and groceries.) Many companies we speak with have also noted an increasing focus on value for money from Chinese consumers, some of which may be attributed to being able to easily compare prices on the Internet. Tourism, which is booming in China, is also increasingly moving online. At the end of the Reporting Period, we favored companies exposed to the growth of e-commerce as well as other areas of consumer growth, such as travel, tourism, wellness and leisure activities.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate potentially volatile markets ahead.

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PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -4.19%, -4.57%, -4.00% and -4.05%, respectively. These returns compare to the -3.00% cumulative total return of the Fund’s benchmark, the MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, allocation positioning in South Korea, Taiwan and Singapore detracted from the Fund’s relative results most during the Reporting Period. Stock selection in China and having overweighted allocations to India and Indonesia, each of which outpaced the Index during the Reporting Period, contributed most positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Hotel Shilla, Shinsegae and Fubon Financial.

Hotel Shilla operates hotels in South Korea’s capital, Seoul, as well as in popular tourist destination, Jeju Island. It is also one of the nation’s top two duty-free shop operators. Near-term concerns on increasing competition due to regulatory changes weighed on its share price during the Reporting Period. At the end of the Reporting Period, we remained positive on Hotel Shilla owing to the strong demand environment driven by Chinese tourists.

Shinsegae, a new purchase for the Fund during the Reporting Period, is a South Korea-based department store franchise that retails food, clothing, household goods, electronics and other items through several branch stores. Its stock underperformed the Index during the Reporting Period due to shopping disruptions following the summer of 2015 MERS outbreak and due to concerns about competition from new outlet malls and e-commerce. Its share price had felt downward pressures, as investors were likely wary of the segment given large space expansions and flip-flopping from the government on duty-free license periods.

Fubon Financial is a Taiwan-based provider of banking, insurance, securities and asset management services. It detracted from performance during the Reporting Period, as its share price moved in tandem with Asian peers in general, who have, in our opinion, been struggling amidst rising non-performing loans from the small-to-medium enterprise business segment and declining loan yields due mainly to a low interest rate environment. (A non-performing loan is the sum of borrowed money upon which the debtor has not made his or her schedule payments for at least 90 days. A non-performing loan is either in default or close to being in default.)

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Airports of Thailand, Viatron Technologies and Nongshim.

Airports of Thailand owns and operates several airports in Thailand, including the Bangkok, Chiang Mai and Phuket airports. Its stock outperformed the Index during the Reporting Period on robust air travel demand and strong

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PORTFOLIO RESULTS

growth momentum in passenger volumes. At the end of the Reporting Period, we maintained our conviction in the stock, as we expect strong air traffic growth to sustain, underpinned by the company’s monopoly position as the gateway to Thailand, a buoyant tourism industry and aggressive capacity additions by low-cost carriers in the region. Given its significant operating leverage and delivery of better than expected cost controls, we expect its margins to expand further going forward.

Viatron Technologies is a South Korea-based equipment supplier to the display industry in the information technology sector. Asian display panel makers have been expanding their capacity aggressively, and Viatron Technologies particularly benefited from the capital expenditure cycle in China.

Nongshim is the largest producer in South Korea of processed foods, such as instant noodles. Its stock outperformed the Index during the Reporting Period based largely on the success of its product premiumization plan. (Premiumization is the creation of a bridge between the desirability of the luxury world and the function and necessity of the mass market.) Additional catalysts supporting its stock price included further penetration of its premium segment, average selling price hikes and decent cost savings from lower packing costs as a result of the lower oil price.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were consumer discretionary, health care and materials, each driven primarily by weak stock selection. At an individual stock level, the Fund’s positions in Hotel Shilla, mentioned earlier, China Biologic Products, a Chinese biopharmaceutical company, and Gujarat Fluorochemicals, an Indian chemicals manufacturer, disappointed most in each sector respectively.

The sectors that contributed most positively to the Fund’s performance relative to the Index were consumer staples, industrials and information technology, where stock selection in each boosted relative results. At an individual stock level, the Fund’s positions in Nongshim, Airports of Thailand and Viatron Technologies, each mentioned earlier, were the strongest positive contributors in each sector respectively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period the Fund gained exposure to select stocks through equity-linked notes and participatory notes. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase already mentioned, we initiated a Fund position in Kumho Petrochemical, a South Korean manufacturer of petrochemical and synthetic resin products, including synthetic rubber. We believe that rubber prices have found a bottom and a turnaround may be imminent, as a supply glut of synthetic rubber is widely expected to continue easing over the next several years given no major capacity additions and given a tight supply of butadiene, the raw material of synthetic rubber.

Within the information technology sector in India, we established a Fund position in Infosys, India’s third largest information technology services provider. We believe in the company management’s growth guidance in the medium term, driven by in-line performance in the past four quarters coupled with what we see as strong deal wins and a healthy deals pipeline.

Conversely, we exited the Fund’s position in Sino Biopharmaceutical in the Chinese health care sector. Sino Biopharmaceutical is an out-of-Index holding that is primarily engaged in the research and development, manufacturing and sales of a series of generic chemical drugs and is a market leader in drugs for hepatitis and cardio- cerebral diseases. Sino Biopharmaceutical experienced a slowdown in sales during the fourth quarter of 2015 to reduce inventory in the distribution channel. As such, we believe this has heightened the risk of price-cutting pressures in the upcoming 2016 drug offerings. As a result, we sold the Fund’s position in the company.

Within the telecommunication services sector in China, we eliminated the Fund’s position in China Mobile, a company that operates as an investment holding company and, through its subsidiaries, offers mobile services using the global system for mobile communications (“GSM”) standard. China’s government is planning to issue new operation licenses to the China Broadcasting Network Company,

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PORTFOLIO RESULTS

which has triggered concerns regarding competition. Further, China Mobile showed slow growth of its fourth generation subscribers during the first quarter of 2016, increasing concerns about potential market share loss. The company did outperform the Index due to its defensive nature. However, given our view that we might see future share price pressures should China Mobile start to lose market share, we decided to sell the Fund’s position in the company.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, materials, information technology and energy increased, and its allocations to consumer staples, health care, utilities, industrials, telecommunication services and financials decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, the Fund’s allocations to India, Indonesia, South Vietnam, South Korea, Taiwan and Singapore increased, and its exposure to China, Thailand, the Philippines, Hong Kong and Malaysia decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Hee Sun Oh, Vice President of our Asia ex-Japan research team, departed in January 2016.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to China, India and Indonesia compared to the Index and held an out-of-Index allocation to South Vietnam. On the same date, the Fund had underweighted exposure relative to the Index to Hong Kong, Singapore, Taiwan and Malaysia and had rather neutral exposure relative to the Index in South Korea, Thailand and the Philippines.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the consumer discretionary, consumer staples and materials sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the financials, telecommunication services and energy sectors and was relatively neutrally weighted compared to the Index in health care, industrials and information technology. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

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FUND BASICS

Asia Equity Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI® AC (All Country) Asia ex-Japan Index[2]
Class A	-4.19%	-3.00%
Class C	-4.57	-3.00
Institutional	-4.00	-3.00
Class IR	-4.05	-3.00

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® All Country (AC) Asia ex-Japan Index (Net, USD, Hedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The MSCI AC Asia ex-Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. This index is net of dividends re-invested after deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-11.55%	-0.96%	2.74%	2.04%	7/08/94
Class C	-8.07	-0.57	2.54	1.24	8/15/97
Institutional	-6.04	0.58	3.74	2.09	2/02/96
Class IR	-6.19	N/A	N/A	0.15	2/28/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.55%	1.99%
Class C	2.30	2.76
Institutional	1.15	1.61
Class IR	1.30	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	5.0%	Software & Services	China
AIA Group Ltd.	4.6	Insurance	Hong Kong
Kweichow Moutai Co. Ltd.	3.7	Food, Beverage & Tobacco	China
LG Chem Ltd.	3.3	Materials	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	3.3	Semiconductors & Semiconductor Equipment	Taiwan
Kumho Petrochemical Co. Ltd.	3.2	Materials	South Korea
Galaxy Entertainment Group Ltd.	2.8	Consumer Services	Hong Kong
Hong Kong Exchanges and Clearing Ltd.	2.8	Diversified Financials	Hong Kong
China Petroleum & Chemical Corp. Class H	2.5	Energy	China
Airports of Thailand PCL	2.4	Transportation	Thailand

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R6 Shares generated cumulative total returns, without sales charges, of 0.14%, -0.23%, 0.35%, 0.14%, 0.27% and 0.43%, respectively. These returns compare to the -0.13% cumulative total return of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund’s absolute returns were disappointing, the Fund outperformed the Index on a relative basis during the Reporting Period. Effective stock selection in China and Thailand and having an overweighted allocation to Peru benefited the Fund’s performance most. Such positive contributors were only partially offset by the detracting effect of weak stock selection in South Korea and Russia and of having an overweighted allocation to India, which underperformed the Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Viatron Technologies, BM&FBovespa and Credicorp.

Viatron Technologies is a South Korea-based equipment supplier to the display industry in the information technology sector. Asian display panel makers have been expanding their capacity aggressively, and Viatron Technologies particularly benefited from the capital expenditure cycle in China.

BM&FBovespa performed well after the Brazilian stock exchange made a bidding offer for securities clearinghouse Cetip. At the end of the Reporting Period, we believed the potential merger could enhance significantly the value of BM&FBovespa due to increased barriers to entry. We continued to hold the stock given what we viewed as the potential of the deal with Cetip and its high free cash flow yield.

Credicorp, a Peru-based bank, was a strong performer as it reported better than expected results, including improving margins and healthy loan growth. At the end of the Reporting Period, we continued to like the company for its strong competitive position in the industry and what we view as positive balance sheet trends.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Naver, Hotel Shilla and China Traditional.

Naver is a South Korea-based Internet service provider that operates a search portal, a social network and online gaming platforms. Its stock underperformed the Index during the Reporting Period, as the company reported disappointing top-line growth, driven by decelerating growth from its mobile gaming division. Although the company has made some progress on its cost savings program announced last year, it fell short of investor expectations.

Hotel Shilla operates hotels in South Korea’s capital, Seoul, as well as in popular tourist destination, Jeju Island. It is also one of the nation’s top two duty-free shop operators. Near-term concerns on increasing competition due to regulatory changes weighed on its share price during the Reporting Period. At the end of the Reporting Period, we remained positive on Hotel Shilla owing to the strong demand environment driven by Chinese tourists.

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PORTFOLIO RESULTS

China Traditional Medicine (“CTM”) is an integrated pharmaceutical company mainly engaged in the research and development, manufacture and distribution of traditional Chinese medicines (“TCMs”). Through organic growth and acquisitions, CTM has a product portfolio of more than 500 TCM drugs under well-known brands. Its stock underperformed the Index during the Reporting Period, as its sales were impacted by a broad industry slowdown.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the financials, industrials and consumer staples sectors contributed most positively to the Fund’s performance. In financials, the Fund’s holding in BM&FBovespa, mentioned earlier, was the strongest contributor. In industrials, the Fund’s position in InterGlobe Aviation, the operator of India’s largest domestic carrier by market capitalization, was an outstanding performer. Notably, the Fund’s holding in Nongshim, South Korea’s largest processed food manufacturer, boosted Fund results within the consumer staples sector.

Conversely, weak stock selection in consumer discretionary and health care and having no allocation to energy, which outperformed the Index during the Reporting Period, detracted most from the Fund’s relative results. In consumer discretionary, the Fund’s position in Hotel Shilla, mentioned earlier, was the largest detractor from relative returns. In health care, the Fund’s position in CTM, also already mentioned, was the biggest disappointment. In energy, the Fund’s underweighted position in Lukoil Holding, a Russian oil company, detracted most from returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity-linked notes and participatory notes to gain exposure to select stocks. The use of these derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Within the financials sector in China, we initiated a Fund position in AIA Group. It is the largest independent publicly- listed pan-Asian life insurance group. We are constructive about AIA Group’s ability to tap life insurance demand growth in Asia, which is still under-penetrated. In our view, AIA Group has a strong brand franchise within Asia. Further, we believe the insurance company has demonstrated superior execution capabilities with its double-digit growth in new business value. We expect its China exposure to grow strongly, as the insurer has successfully captured high margin regular premium business. We believe its diversified regional life insurance exposure and high quality execution track record by its management were contributing factors to the stock’s strong performance since our purchase during the Reporting Period.

Within the information technology sector in India, we established a Fund position in Infosys, India’s third largest information technology services provider. We believe in the company management’s growth guidance in the medium term, driven by in-line performance in the past four quarters coupled with what we see as strong deal wins and a healthy deals pipeline.

Conversely, we exited the Fund’s position in Sino Biopharmaceutical in the Chinese health care sector. Sino Biopharmaceutical is an out-of-Index holding that is primarily engaged in the research and development, manufacturing and sales of a series of generic chemical drugs and is a market leader in drugs for hepatitis and cardio-cerebral diseases. Sino Biopharmaceutical experienced a slowdown in sales during the fourth quarter of 2015 to reduce inventory in the distribution channel. As such, we believe this has heightened the risk of price-cutting pressures in the upcoming 2016 drug offerings. As a result, we sold the Fund’s position in the company.

Within the financials sector, we eliminated the Fund’s position in Cetip during the Reporting Period. Cetip is engaged in the provision of financial management services and is Brazil’s biggest securities clearinghouse. Its stock price had traded sideways during the Reporting Period, following a bidding offer for the company in February 2016 by BM&FBovespa.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to information technology and financials increased, and its

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PORTFOLIO RESULTS

allocations relative to the Index to consumer discretionary, consumer staples and health care decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in India, China and Peru increased, and its allocations relative to the Index to South Africa, Indonesia and South Korea decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period. However, Niraj Mansingka and Sumit Mangal joined the India equity research team.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to India, Peru, Turkey and China and underweighted exposures to South Africa, South Korea, Taiwan, Malaysia and Russia relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index and had exposure to several equity markets that are not components of the Index, including Singapore, Vietnam, Georgia and Kenya. The Fund had no exposure to the Philippines, Qatar and the Czech Republic at the end of the Reporting Period.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, consumer discretionary, health care, consumer staples and information technology at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the telecommunication services, materials and industrials sectors at the end of the Reporting Period. The Fund had no allocation to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

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FUND BASICS

Emerging Markets Equity Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]
Class A	0.14%	-0.13%
Class C	-0.23	-0.13
Institutional	0.35	-0.13
Service	0.14	-0.13
Class IR	0.27	-0.13
Class R6	0.43	-0.13

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 1, 2016 the MSCI® Emerging Markets Index consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-12.31%	-3.89%	1.10%	5.24%	12/15/97
Class C	-8.83	-3.52	0.91	4.89	12/15/97
Institutional	-6.93	-2.41	2.08	6.10	12/15/97
Service	-7.39	-2.90	1.57	5.46	12/15/97
Class IR	-7.04	-2.57	N/A	1.10	8/31/10
Class R6	N/A	N/A	N/A	-5.09	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns for periods less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service , Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.65%	1.92%
Class C	2.40	2.67
Institutional	1.25	1.52
Service	1.75	2.02
Class IR	1.40	1.67
Class R6	1.23	1.50

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	5.0%	Software & Services	China
Taiwan Semiconductor Manufacturing Co. Ltd.	3.7	Semiconductors & Semiconductor Equipment	Taiwan
Hong Kong Exchanges and Clearing Ltd.	3.1	Diversified Financials	Hong Kong
AIA Group Ltd.	2.7	Insurance	Hong Kong
iShares MSCI South Korea Capped Fund	2.6	Exchange Traded Fund	United States
Kweichow Moutai Co. Ltd.	2.6	Food, Beverage & Tobacco	China
PChome Online, Inc.	2.4	Software & Services	Taiwan
PT Bank Central Asia Tbk	2.1	Banks	Indonesia
Infosys Ltd.	2.1	Software & Services	India
Moscow Exchange MICEX-RTS PJSC	2.0	Diversified Financials	Russia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

14

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

15

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -1.44%, -1.78%, -1.28% and -1.30%, respectively. These returns compare to the 1.43% cumulative total return of the Fund’s benchmark, the MSCI® GDP Weighted Next 11 ex-Iran Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period. The Fund’s stock selection in Mexico, South Korea and Egypt detracted most from performance. Such detractors were only partially offset by the positive contributions of effective stock selection in Vietnam and Turkey and of having an underweighted allocation to Nigeria, which lagged the Index during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Cemex, Hotel Shilla and Integrated Diagnostics Holdings.

Cemex is a Mexican multinational building materials company. Its stock detracted from relative performance driven by the Fund’s underweighted position. Cemex yielded stronger margins than the market anticipated during the Reporting Period on the back of its management’s “value before volume” and cost-cutting strategies. The company also benefited from an ongoing economic recovery in many of its markets and a clearer path to deleveraging.

Hotel Shilla operates hotels in South Korea’s capital Seoul as well as in popular tourist destination Jeju Island. It is also one of the nation’s top two duty-free shop operators. Near-term concerns on increasing competition due to regulatory changes weighed on its share price during the Reporting Period. At the end of the Reporting Period, we remained positive on Hotel Shilla owing to the strong demand environment driven by Chinese tourists.

Integrated Diagnostics Holdings provides various medical diagnostics services to patients and other laboratories in Egypt, Jordan and Sudan. Its stock performed poorly during the Reporting Period likely due to a change in revenue mix in favor of lower margin contracts coupled with higher competition.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Sampoerna, Ulker Biskuvi and Akbank.

Sampoerna is the largest Indonesian tobacco company. Its stock performed well, as the company benefited from its leading position in the cigarettes industry, robust pricing power, strong free cash flow to the firm and sound corporate governance as consumption recovered during the Reporting Period. In addition, its low free float, drove its stock price higher. (The free float of a company is the portion of its shares that can be publicly traded.) We sold the Fund’s position in Sampoerna, taking profits, as the stock was buoyed by price hikes and rising disposable incomes in its domestic market.

Ulker Biskuvi is one of the leading Turkey-based producers and exporters of biscuits, chocolates and related products. Its stock performed well during the Reporting Period owing to

16

PORTFOLIO RESULTS

positive earnings and a recent acquisition of an Egyptian entity, which investors widely saw as reaping potential synergies in terms of improved demand and higher penetration.

Turkey-based Akbank engages in providing commercial and private banking services. Its stock contributed to the Fund’s relative results on the back of its stronger than peers liquidity position, efficient cost base facilitated by digitization, and conservative approach toward a potential risk-driven year in terms of growth and asset quality.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection within the health care, materials and consumer discretionary sectors detracted most from the Fund’s performance during the Reporting Period. At an individual stock level, the Fund’s position in Integrated Diagnostics Holdings, mentioned earlier, was the largest detractor from relative results within the consumer staples sector. In materials, the Fund’s underweight position in Cemex, also mentioned already, hurt most. In consumer discretionary, the Fund’s position in Hotel Shilla, already mentioned, dampened results most.

Conversely, strong stock selection within consumer staples and having underweighted allocations to information technology and industrials, which each lagged the Index during the Reporting Period, contributed most positively to the Fund’s performance. In consumer staples, the Fund’s holding in Sampoerna, mentioned earlier, was the strongest contributor to performance. In information technology, the Fund’s underweight holding in Samsung Electronics, the world’s largest smartphone manufacturer, was the greatest positive contributor to results. In industrials, the Fund’s position in Jasa Marga, which operates the Indonesian highway system, was the strongest individual performer.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund gained exposure to select stocks through equity-linked notes and participatory notes. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Within the financials sector in South Korea, we initiated a Fund position in Dongbu Insurance. It engages in the business of providing non-life insurance services. We established the Fund position due to better than expected improvement in its loss ratio. (Loss ratio is the difference between the ratios of premiums paid to an insurance company and the claims settled by the company. Loss ratio is the total losses paid by an insurance company in the form of claims.)

We initiated a Fund position in Osstem Implant. It is a South Korea-based company that engages in the provision of dental implants. It operates through several business segments, including dental implants, dental equipment, dental information technology and an advanced dental implant research and education center. We established the Fund position as we believe the company should benefit from a recent regulation that aims to subsidize implant costs for those aged over 65 years.

In addition to those sales mentioned earlier, we exited the Fund’s position in Emlak Konut Gayrimenkul Yatirim Ortakligi. It is a real estate investment trust that engages in the development of residential and commercial projects. It is involved in commercial housing, educational units, social facilities, infrastructure and roads and landscaping. We sold the position due to weak delivery schedules and lower revenue generated than the market consensus.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to financials, information technology and health care increased, and its allocations relative to the Index to consumer staples, industrials and consumer discretionary decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s allocation relative to the Index to Egypt, South Korea and Nigeria increased, and its exposure relative to the Index in Indonesia, Turkey and the Philippines decreased.

17

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was relatively neutrally weighted to the Index in all of the country components of the Index, with the exceptions of Egypt, where the Fund held an overweight relative to the Index, and Turkey, where the Fund held an underweight relative to the Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, consumer staples and health care at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the industrials, materials, telecommunication services, energy, consumer discretionary, information technology and utilities sectors at the end the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

18

FUND BASICS

N-11 Equity Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI® GDP Weighted Next 11 ex Iran Index[2]
Class A	-1.44%	1.43%
Class C	-1.78	1.43
Institutional	-1.28	1.43
Class IR	-1.30	1.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Next 11 ex-Iran GDP Weighted Index (Net, Unhedged, USD) comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-17.80%	-4.39%	-3.02%	2/28/11
Class C	-14.52	-4.03	-2.68	2/28/11
Institutional	-12.66	-2.93	-1.56	2/28/11
Class IR	-12.79	-3.05	-1.70	2/28/11

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.73%	2.07%
Class C	2.48	2.82
Institutional	1.33	1.68
Class IR	1.48	1.82

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	4.7%	Technology Hardware & Equipment	South Korea
PT Bank Central Asia Tbk	4.3	Banks	Indonesia
Commercial International Bank Egypt SAE	4.2	Banks	Egypt
BIM Birlesik Magazalar AS	3.7	Food & Staples Retailing	Turkey
Akbank TAS	3.2	Banks	Turkey
Wal-Mart de Mexico SAB de CV	3.0	Food & Staples Retailing	Mexico
PT Telekomunikasi Indonesia (Persero) Tbk	2.9	Telecommunication Services	Indonesia
Ulker Biskuvi Sanayi AS	2.2	Food, Beverage & Tobacco	Turkey
Alsea SAB de CV	2.1	Consumer Services	Mexico
Samsung Fire & Marine Insurance Co. Ltd.	2.1	Insurance	South Korea

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

20

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

21

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 93.7%
China – 24.3%
10,245	Alibaba Group Holding Ltd. ADR (Software & Services)*	$788,250
466,800	Anhui Conch Cement Co. Ltd. Class H (Materials)	1,230,050
149,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	379,537
175,000	Bloomage Biotechnology Corp. Ltd. (Materials)	343,212
5,434	China Biologic Products, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	635,778
518,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	621,774
206,000	China Merchants Bank Co. Ltd. Class H (Banks)	451,269
2,512,000	China Petroleum & Chemical Corp. Class H (Energy)	1,770,168
18,990	Ctrip.com International Ltd. ADR (Retailing)*	828,154
1,434,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	768,105
25,358	JD.com, Inc. ADR (Retailing)*	648,151
564,000	Minth Group Ltd. (Automobiles & Components)	1,476,002
18,463	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)	723,011
351,220	PICC Property & Casualty Co. Ltd. Class H (Insurance)	638,896
349,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	1,637,886
138,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	713,395
171,800	Tencent Holdings Ltd. (Software & Services)	3,495,841

		17,149,479

Hong Kong – 13.8%
545,036	AIA Group Ltd. (Insurance)	3,261,826
214,000	Brilliance China Automotive Holdings Ltd. (Automobiles & Components)	211,078
28,000	Cheung Kong Property Holdings Ltd. (Real Estate)	191,226
380,000	China Overseas Land & Investment Ltd. (Real Estate)	1,206,221
597,000	Galaxy Entertainment Group Ltd. (Consumer Services)	2,006,660
77,864	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	1,962,738
154,200	IMAX China Holding, Inc. (Media)*(a)	861,613
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—

		9,701,362

India – 11.9%
10,294	Alstom India Ltd. (Capital Goods)	98,266
104,219	Ashiana Housing Ltd. (Real Estate)	252,177

Common Stocks – (continued)
India – (continued)
20,353	Atul Auto Ltd. (Automobiles & Components)	$161,439
25,678	Aurobindo Pharma Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	293,667
4,398	Bajaj Finance Ltd. (Diversified Financials)	452,165
2,690	Bayer CropScience Ltd. (Materials)	162,069
11,402	Britannia Industries Ltd. (Food, Beverage & Tobacco)	491,405
605	Dr Lal PathLabs Ltd. (Health Care Equipment & Services)*(a)	8,952
2,530	Dynamatic Technologies Ltd. (Automobiles & Components)*	81,664
7,892	eClerx Services Ltd. (Software & Services)	157,026
630	Eicher Motors Ltd. (Capital Goods)	189,887
2,917	Gillette India Ltd. (Household & Personal Products)	183,834
25,777	Indo Count Industries Ltd. (Consumer Durables & Apparel)	407,314
10,726	Info Edge India Ltd. (Software & Services)	121,388
82,439	Infosys Ltd. (Software & Services)	1,499,715
145,301	Mahindra & Mahindra Financial Services Ltd. (Diversified Financials)	656,082
6,692	Maruti Suzuki India Ltd. (Automobiles & Components)	381,969
9,381	MPS Ltd. (Media)	96,073
13,980	Multi Commodity Exchange of India Ltd. (Diversified Financials)	194,429
7,275	Navin Fluorine International Ltd. (Materials)	190,994
5,815	Navkar Corp. Ltd. (Transportation)*(a)	15,824
49,146	Prestige Estates Projects Ltd. (Real Estate)	124,718
1,908	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	181,635
12,159	SRF Ltd. (Consumer Durables & Apparel)	249,713
15,770	Strides Shasun Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	256,496
31,938	TeamLease Services Ltd. (Commercial & Professional Services)*	450,589
12,409	Thermax Ltd. (Capital Goods)	144,262
43,423	VRL Logistics Ltd. (Transportation)	261,679
435,540	Welspun India Ltd. (Consumer Durables & Apparel)	654,934

		8,420,365

Indonesia – 4.4%
862,500	PT Indofood CBP Sukses Makmur Tbk (Food, Beverage & Tobacco)	997,077
497,300	PT Matahari Department Store Tbk (Retailing)	713,060

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Indonesia – (continued)
4,469,000	PT Telekomunikasi Indonesia (Persero) Tbk (Telecommunication Services)*	$1,199,001
807,700	XL Axiata Tbk PT (Telecommunication Services)*	215,238

		3,124,376

Israel – 0.2%
1,181	Taro Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	165,033

Malaysia – 2.2%
495,700	Bursa Malaysia Bhd (Diversified Financials)	1,066,394
534,200	IJM Corp. Bhd (Capital Goods)	471,775

		1,538,169

Philippines – 1.1%
74,880	Jollibee Foods Corp. (Consumer Services)	366,315
251,820	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	412,787

		779,102

Singapore – 2.1%
127,430	DBS Group Holdings Ltd. (Banks)	1,441,370

South Korea – 18.3%
1,364	Amorepacific Corp. (Household & Personal Products)	486,456
4,115	Cuckoo Electronics Co. Ltd. (Consumer Durables & Apparel)	750,782
11,758	Dongbu Insurance Co. Ltd. (Insurance)	720,715
2,135	Hanssem Co. Ltd. (Consumer Durables & Apparel)	356,718
5,282	Hotel Shilla Co. Ltd. (Retailing)	338,585
9,490	Korea Kolmar Co. Ltd. (Household & Personal Products)	722,317
37,539	Kumho Petrochemical Co. Ltd. (Materials)	2,237,191
8,962	LG Chem Ltd. (Materials)	2,324,691
1,521	NAVER Corp. (Software & Services)	901,417
2,069	NongShim Co. Ltd. (Food, Beverage & Tobacco)	677,566
10,451	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	654,399
1,101	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	1,199,905
2,668	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	687,766
13,301	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	326,244
20,479	Viatron Technologies, Inc. (Semiconductors & Semiconductor Equipment)	514,066

		12,898,818

Common Stocks – (continued)
Taiwan – 11.1%
351,000	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	$337,745
29,000	Catcher Technology Co. Ltd. (Technology Hardware & Equipment)	202,966
149,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	197,703
37,000	Chunghwa Precision Test Tech Co. Ltd. (Technology Hardware & Equipment)	703,300
3,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	209,412
67,506	PChome Online, Inc. (Software & Services)	713,504
124,530	Poya International Co. Ltd. (Retailing)	1,316,762
310,000	Sercomm Corp. (Technology Hardware & Equipment)	734,966
44,752	Silergy Corp. (Semiconductors & Semiconductor Equipment)	594,328
114,158	Superalloy Industrial Co. Ltd. (Automobiles & Components)	499,921
503,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,312,521

		7,823,128

Thailand – 2.4%
148,600	Airports of Thailand PCL (Transportation)	1,665,907

United States – 1.9%
23,093	Cognizant Technology Solutions Corp. Class A (Software & Services)*	1,347,939

TOTAL COMMON STOCKS
(Cost $69,451,716)		$66,055,048

Units	Description	Expiration Month	Value
Participation Notes* – 5.0%

China – 3.7%
68,182	Kweichow Moutai Co. Ltd. (Food, Beverage & Tobacco)	12/24	$2,631,922

India – 0.2%
2,678	Dr Lal PathLabs Ltd. (Health Care Equipment & Services)	01/17	39,625
760	Dr Lal PathLabs Ltd. (Health Care Equipment & Services)	12/17	11,245

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Units	Description	Expiration Month	Value
Participation Notes* – (continued)

India – (continued)
31,099	Navkar Corp. Ltd. (Transportation)	09/17	$84,627
1,588	TeamLease Services Ltd. (Commercial & Professional Services)	01/17	22,404

			157,901

Vietnam – 1.1%
117,670	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	01/17	732,643

TOTAL PARTICIPATION NOTES
(Cost $3,160,751)			$3,522,466

Warrants* – 0.0%
India – 0.0%
2,011	Navkar Corp. Ltd. (Transportation)	05/17	$5,473
(Cost $5,893)

TOTAL INVESTMENTS – 98.7%
(Cost $72,618,360)			$69,582,987

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			950,693

NET ASSETS – 100.0%			$70,533,680

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $886,389, which represents approximately 1.3% of net assets as of April 30, 2016.

Investment Abbreviation:
ADR	—American Depositary Receipt

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 90.9%
Argentina – 0.6%
21,198	MercadoLibre, Inc. (Software & Services)	$2,647,418

Austria – 1.1%
43,681	DO & CO AG (Consumer Services)	4,951,676

Brazil – 4.8%
752,141	BB Seguridade Participacoes SA (Insurance)	6,560,800
1,141,655	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros (Diversified Financials)	5,702,881
374,703	Ez Tec Empreendimentos e Participacoes SA (Consumer Durables & Apparel)	1,819,449
944,300	FPC Par Corretora de Seguros SA (Insurance)	3,171,233
771,709	Odontoprev SA (Health Care Equipment & Services)	2,347,045
153,700	Sao Martinho SA (Food, Beverage & Tobacco)	1,998,983

		21,600,391

Chile – 0.4%
26,124	Banco de Chile ADR (Banks)	1,720,527

China – 11.3%
64,806	58.com, Inc. ADR (Software & Services)*	3,541,648
23,045	Baidu, Inc. ADR (Software & Services)*	4,477,643
98,475	Ctrip.com International Ltd. ADR (Retailing)*	4,294,495
103,700	JD.com, Inc. ADR (Retailing)*	2,650,572
116,835	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)	4,575,259
1,599,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	7,506,747
1,094,900	Tencent Holdings Ltd. (Software & Services)	22,279,371
84,496	Vipshop Holdings Ltd. ADR (Retailing)*	1,152,525

		50,478,260

Colombia – 0.6%
85,329	Banco de Bogota SA (Banks)	1,886,488
100,000	Grupo Aval Acciones y Valores SA ADR (Banks)	809,000

		2,695,488

Egypt – 0.5%
604,515	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	2,257,693

Georgia – 0.7%
32,622	BGEO Group PLC (Banks)	1,093,137

Common Stocks – (continued)
Georgia – (continued)
30,207	TBC Bank JSC GDR (Banks)	$317,174
175,110	TBC Bank JSC GDR (Banks)(a)	1,838,655

		3,248,966

Greece – 1.0%
466,034	Hellenic Exchanges – Athens Stock Exchange SA Holding (Diversified Financials)	2,653,841
182,250	Sarantis SA (Household & Personal Products)	1,823,910

		4,477,751

Hong Kong – 9.4%
1,989,400	AIA Group Ltd. (Insurance)	11,905,775
1,868,000	Galaxy Entertainment Group Ltd. (Consumer Services)	6,278,795
540,980	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	13,636,623
859,400	IMAX China Holding, Inc. (Media)*(a)	4,802,014
1,399,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	5,244,389

		41,867,596

India – 13.1%
51,222	Alstom India Ltd. (Capital Goods)	488,961
982,857	Ashiana Housing Ltd. (Real Estate)	2,378,201
130,330	Atul Auto Ltd. (Automobiles & Components)	1,033,769
189,420	Aurobindo Pharma Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,166,309
26,138	Bajaj Finance Ltd. (Diversified Financials)	2,687,285
20,410	Bayer CropScience Ltd. (Materials)	1,229,677
49,597	Britannia Industries Ltd. (Food, Beverage & Tobacco)	2,137,540
18,277	Dynamatic Technologies Ltd. (Automobiles & Components)*	589,950
74,068	eClerx Services Ltd. (Software & Services)	1,473,721
4,052	Eicher Motors Ltd. (Capital Goods)	1,221,308
42,878	Gillette India Ltd. (Household & Personal Products)	2,702,240
128,513	Indo Count Industries Ltd. (Consumer Durables & Apparel)	2,030,692
103,639	Info Edge India Ltd. (Software & Services)	1,172,899
502,634	Infosys Ltd. (Software & Services)	9,143,827
890,144	Mahindra & Mahindra Financial Services Ltd. (Diversified Financials)	4,019,294
38,976	Maruti Suzuki India Ltd. (Automobiles & Components)	2,224,690
106,621	MPS Ltd. (Media)	1,091,929
134,855	Multi Commodity Exchange of India Ltd. (Diversified Financials)	1,875,517

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
36,020	Navin Fluorine International Ltd. (Materials)	$945,650
15,259	Navkar Corp. Ltd. (Transportation)*(a)	41,523
684,355	Prestige Estates Projects Ltd. (Real Estate)	1,736,693
18,315	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	1,743,528
64,709	SRF Ltd. (Consumer Durables & Apparel)	1,328,946
126,439	Strides Shasun Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,056,508
155,958	TeamLease Services Ltd. (Commercial & Professional Services)*	2,200,294
165,445	Thermax Ltd. (Capital Goods)	1,923,393
514,685	VRL Logistics Ltd. (Transportation)	3,101,628
2,558,199	Welspun India Ltd. (Consumer Durables & Apparel)	3,846,838

		58,592,810

Indonesia – 3.3%
9,519,700	PT Bank Central Asia Tbk (Banks)	9,394,990
1,751,400	PT Indofood CBP Sukses Makmur Tbk (Food, Beverage & Tobacco)	2,024,673
1,871,700	PT Semen Indonesia (Persero) Tbk (Materials)*	1,399,065
17,492,600	PT Summarecon Agung Tbk (Real Estate)	2,063,796

		14,882,524

Israel – 0.4%
11,325	Taro Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	1,582,555

Jersey – 0.9%
471,281	Integrated Diagnostics Holdings PLC (Health Care Equipment & Services)(a)	2,191,457
937,090	Petra Diamonds Ltd. (Materials)	1,615,690

		3,807,147

Kenya – 0.4%
9,227,400	Safaricom Ltd. (Telecommunication Services)	1,561,039

Malaysia – 1.8%
3,212,200	7-Eleven Malaysia Holdings Bhd (Food & Staples Retailing)	1,142,956
3,107,000	Bursa Malaysia Bhd (Diversified Financials)	6,684,055

		7,827,011

Common Stocks – (continued)
Mexico – 4.2%
1,006,585	Alsea SAB de CV (Consumer Services)	$3,854,998
3,783,210	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	6,282,389
1,190,820	Gentera SAB de CV (Diversified Financials)	2,368,537
2,055,440	Unifin Financiera SAPI de CV SOFOM ENR (Diversified Financials)	6,059,520

		18,565,444

Peru – 2.7%
1,925,698	BBVA Banco Continental SA (Banks)	2,139,404
53,615	Credicorp Ltd. (Banks)	7,796,693
70,093	Intercorp Financial Services, Inc. (Banks)	1,997,651

		11,933,748

Poland – 1.2%
33,766	Bank Pekao SA (Banks)	1,373,170
382,116	Warsaw Stock Exchange (Diversified Financials)	3,774,001

		5,147,171

Russia – 2.9%
235,404	Lenta Ltd. GDR (Food & Staples Retailing)*	1,521,370
5,688,277	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	8,978,137
18,237	PJSC Magnit (Food & Staples Retailing)	2,536,285

		13,035,792

Singapore – 1.7%
1,339,500	Singapore Exchange Ltd. (Diversified Financials)	7,476,493

South Africa – 2.1%
4,580,932	Alexander Forbes Group Holdings Ltd. (Diversified Financials)	2,310,538
309,806	JSE Ltd. (Diversified Financials)	3,594,555
206,312	Santam Ltd. (Insurance)	3,403,545

		9,308,638

South Korea – 8.8%
5,733	Amorepacific Corp. (Household & Personal Products)	2,044,614
18,452	Cuckoo Electronics Co. Ltd. (Consumer Durables & Apparel)	3,366,567
67,248	Dongbu Insurance Co. Ltd. (Insurance)	4,122,015
21,400	Hanssem Co. Ltd. (Consumer Durables & Apparel)	3,575,534
12,309	LG Chem Ltd. (Materials)	3,192,884
9,309	NAVER Corp. (Software & Services)	5,516,954
7,845	NongShim Co. Ltd. (Food, Beverage & Tobacco)	2,569,118

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
82,539	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	$5,168,251
95,814	Samchuly Bicycle Co. Ltd. (Consumer Durables & Apparel)	1,860,184
16,064	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	4,141,030
47,319	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,160,632
102,188	Viatron Technologies, Inc. (Semiconductors & Semiconductor Equipment)	2,565,135

		39,282,918

Taiwan – 9.7%
1,007,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	1,336,157
99,000	Chunghwa Precision Test Tech Co. Ltd. (Technology Hardware & Equipment)	1,881,802
24,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	1,675,298
276,150	Merida Industry Co. Ltd. (Consumer Durables & Apparel)	1,131,304
1,001,012	PChome Online, Inc. (Software & Services)	10,580,182
341,370	Poya International Co. Ltd. (Retailing)	3,609,596
203,000	President Chain Store Corp. (Food & Staples Retailing)	1,435,288
188,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	2,503,331
614,383	Superalloy Industrial Co. Ltd. (Automobiles & Components)	2,690,507
3,608,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	16,580,543

		43,424,008

Thailand – 1.5%
494,900	Airports of Thailand PCL (Transportation)	5,548,165
243,900	Kasikornbank PCL (Banks)	1,163,700

		6,711,865

Turkey – 2.0%
171,371	BIM Birlesik Magazalar AS (Food & Staples Retailing)	3,771,290
241,117	Cimsa Cimento Sanayi VE Ticaret AS (Materials)	1,403,316
477,050	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	3,798,399

		8,973,005

United Arab Emirates – 0.7%
212,780	NMC Health PLC (Health Care Equipment & Services)	3,255,159

Common Stocks – (continued)
United States – 2.5%
137,888	Cognizant Technology Solutions Corp. Class A (Software & Services)*	$8,048,523
1,019,400	Samsonite International SA (Consumer Durables & Apparel)	3,278,444

		11,326,967

Vietnam – 0.6%
405,650	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	2,525,680

TOTAL COMMON STOCKS
(Cost $391,066,383)		$405,165,740

Shares	Description	Rate	Value

Preferred Stocks – 1.4%
Brazil – 1.1%
677,170	Banco Bradesco SA (Banks)	0.190%	$5,099,572

Colombia – 0.3%
2,832,071	Grupo Aval Acciones y Valores SA (Banks)	4.900	1,183,058

TOTAL PREFERRED STOCKS
(Cost $7,912,702)			$6,282,630

Shares	Description	Value

Exchange Traded Funds – 3.1%
United States – 3.1%
40,483	iShares MSCI South Africa Fund	$2,250,855
221,414	iShares MSCI South Korea Capped Fund	11,566,667

TOTAL EXCHANGE TRADED FUNDS
(Cost $13,965,423)		$13,817,522

Units	Description	Expiration Month	Value

Participation Notes* – 4.1%
China – 3.4%
472,462	Jiangsu Hengrui Medicine Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	03/17	$3,394,634
299,180	Kweichow Moutai Co. Ltd. (Food, Beverage & Tobacco)	12/24	11,548,771

			14,943,405

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Units	Description	Expiration Month	Value
Participation Notes* – (continued)

India – 0.2%
16,248	Dr Lal PathLabs Ltd. (Health Care Equipment & Services)	01/17	$240,411
4,616	Dr Lal PathLabs Ltd. (Health Care Equipment & Services)	12/17	68,300
126,278	Navkar Corp. Ltd. (Transportation)	09/17	343,630
9,124	TeamLease Services Ltd. (Commercial & Professional Services)	01/17	128,724

			781,065

Vietnam – 0.5%
379,786	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	01/17	$2,364,645

TOTAL PARTICIPATION NOTES
(Cost $15,997,800)			$18,089,115

Warrants* – 0.0%
India – 0.0%
91,078	Navkar Corp. Ltd. (Transportation)	05/17	$247,843
(Cost $266,913)

TOTAL INVESTMENTS – 99.5%
(Cost $$429,209,221)			$443,602,850

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			2,224,666

NET ASSETS – 100.0%			$445,827,516

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,873,649, which represents approximately 2.0% of net assets as of April 30, 2016.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 96.7%
Bangladesh – 2.4%
1,329,500	BRAC Bank Ltd. (Banks)*	$700,899
188,000	GrameenPhone Ltd. (Telecommunication Services)	591,046
214,367	Olympic Industries Ltd. (Food, Beverage & Tobacco)	830,663
186,944	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	604,687
667,920	Titas Gas Transmission & Distribution Co. Ltd. (Energy)	379,234

		3,106,529

Egypt – 4.6%
1,040,857	Commercial International Bank Egypt SAE (Banks)	5,295,741
154,988	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	578,837

		5,874,578

Indonesia – 14.0%
1,912,600	PT Astra International Tbk (Automobiles & Components)	970,558
5,478,500	PT Bank Central Asia Tbk (Banks)	5,406,731
954,300	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	745,772
710,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	1,057,664
527,100	PT Indofood CBP Sukses Makmur Tbk (Food, Beverage & Tobacco)	609,344
2,593,800	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	1,394,154
8,367,900	PT Kalbe Farma Tbk (Pharmaceuticals, Biotechnology & Life Sciences)	870,081
1,036,900	PT Matahari Department Store Tbk (Retailing)	1,486,773
823,600	PT Semen Indonesia (Persero) Tbk (Materials)*	615,627
7,475,100	PT Summarecon Agung Tbk (Real Estate)	881,920
13,619,500	PT Telekomunikasi Indonesia (Persero) Tbk (Telecommunication Services)*	3,654,015

		17,692,639

Jersey – 1.6%
436,498	Integrated Diagnostics Holdings PLC (Health Care Equipment & Services)(a)	2,029,716

Mexico – 20.7%
790,300	Alfa SAB de CV Class A (Capital Goods)	1,485,546
705,927	Alsea SAB de CV (Consumer Services)	2,703,544

Common Stocks – (continued)
Mexico – (continued)
145,339	America Movil SAB de CV Class L ADR (Telecommunication Services)	$2,058,000
105,100	Arca Continental SAB de CV (Food, Beverage & Tobacco)	725,483
221,100	Banregio Grupo Financiero SAB de CV (Banks)	1,324,956
853,100	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	1,416,656
91,000	El Puerto de Liverpool SAB de CV (Retailing)	1,034,422
835,672	Fibra Uno Administracion SA de CV (REIT)	1,989,528
26,245	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	2,446,296
490,182	Gentera SAB de CV (Diversified Financials)	974,971
74,331	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation)*	1,141,493
259,900	Grupo Financiero Banorte SAB de CV Class O (Banks)	1,475,440
423,508	Grupo Mexico SAB de CVSeries B (Materials)	1,077,192
24,569	Grupo Televisa SAB ADR (Media)	718,152
664,085	Unifin Financiera SAPI de CV SOFOM ENR (Diversified Financials)	1,957,749
1,518,824	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	3,756,308

		26,285,736

Nigeria – 7.2%
885,276	Dangote Cement PLC (Materials)	726,941
31,525,408	FBN Holdings PLC (Banks)	570,338
20,891,434	Guaranty Trust Bank PLC (Banks)	1,748,629
434,877	Nestle Nigeria PLC (Food, Beverage & Tobacco)	1,344,104
4,424,591	Nigerian Breweries PLC (Food, Beverage & Tobacco)	2,576,842
64,345,900	United Bank for Africa PLC (Banks)	1,103,156
16,729,608	Zenith Bank PLC (Banks)	1,063,352

		9,133,362

Pakistan – 4.7%
450,433	Engro Corp. Ltd. (Materials)	1,343,006
1,014,000	Habib Bank Ltd. (Banks)	1,825,042
525,700	MCB Bank Ltd. (Banks)	1,061,132
595,400	Oil & Gas Development Co. Ltd. (Energy)	743,723
636,200	United Bank Ltd. (Banks)	994,707

		5,967,610

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Philippines – 3.9%
74,930	Ayala Corp. (Diversified Financials)	$1,230,636
2,492,400	Ayala Land, Inc. (Real Estate)	1,838,953
130,110	Jollibee Foods Corp. (Consumer Services)	636,502
352,108	Metropolitan Bank & Trust Co. (Banks)	609,726
399,120	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	654,243

		4,970,060

South Korea – 20.5%
3,159	Amorepacific Corp. (Household & Personal Products)	1,126,624
3,230	Cuckoo Electronics Co. Ltd. (Consumer Durables & Apparel)	589,313
31,153	Dongbu Insurance Co. Ltd. (Insurance)	1,909,545
50,182	Hana Financial Group, Inc. (Banks)	1,125,309
8,428	Hanssem Co. Ltd. (Consumer Durables & Apparel)	1,408,159
52,607	KB Financial Group, Inc. (Banks)	1,609,623
30,919	KT Corp. (Telecommunication Services)	828,230
6,716	LG Chem Ltd. (Materials)	1,742,092
1,674	LG Household & Health Care Ltd. (Household & Personal Products)	1,473,904
2,530	NAVER Corp. (Software & Services)	1,499,398
3,984	NongShim Co. Ltd. (Food, Beverage & Tobacco)	1,304,699
25,996	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	1,627,762
5,520	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	6,015,871
10,447	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	2,693,061
42,578	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,044,345

		25,997,935

Turkey – 13.1%
1,308,051	Akbank TAS (Banks)	4,019,155
192,129	Aygaz AS (Utilities)	791,613
215,446	BIM Birlesik Magazalar AS (Food & Staples Retailing)	4,741,230
73,540	Cimsa Cimento Sanayi VE Ticaret AS (Materials)	428,007
403,448	Soda Sanayii AS (Materials)	678,749
730,612	Turkiye Garanti Bankasi AS (Banks)	2,248,983
1,450,094	Turkiye Sinai Kalkinma Bankasi AS (Banks)	906,861
342,931	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	2,730,508

		16,545,106

Common Stocks – (continued)
Vietnam – (continued)
577,436	Bank for Foreign Trade of Vietnam JSC (Banks)	$1,190,451
476,430	Masan Group Corp. (Food, Beverage & Tobacco)*	1,494,077
63,556	Saigon Thuong Tin Commercial JSB (Banks)*	29,321
249,592	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	1,554,023
328,758	Vingroup JSC (Real Estate)*	773,937

		5,041,809

TOTAL COMMON STOCKS
(Cost $115,359,920)		$122,645,080

Exchange Traded Funds – 2.5%
United States – 2.5%
27,232	iShares MSCI Indonesia Fund	$628,787
47,973	iShares MSCI South Korea Capped Fund	2,506,109

TOTAL EXCHANGE TRADED FUNDS
(Cost $3,123,661)		$3,134,896

Units	Description	Expiration Month	Value
Participation Note* – 0.2%
Vietnam – 0.2%
33,367	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	01/17	$207,752
(Cost $153,391)

TOTAL INVESTMENTS – 99.4%
(Cost $118,636,972)			$125,987,728

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			763,455

NET ASSETS – 100.0%			$126,751,183

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,029,716, which represents approximately 1.6% of net assets as of April 30, 2016.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Assets:
Investments, at value (cost $72,618,360, $429,209,221 and $118,636,972)	$69,582,987	$443,602,850	$125,987,728
Cash	1,445,101	2,109,122	363,873
Foreign currencies, at value (cost $297,715, $1,795,210 and $1,639,933)	297,449	1,795,183	1,641,149
Receivables:
Investments sold	446,069	9,012,048	—
Reimbursement from investment adviser	70,032	174,954	—
Dividends	28,938	888,608	811,511
Foreign tax reclaims	22,041	16,451	9,223
Fund shares sold	2,686	8,974,840	88,868
Other assets	7,484	—	—
Total assets	71,902,787	466,574,056	128,902,352

Liabilities:
Payables:
Investments purchased	1,021,488	17,805,559	981,723
Foreign capital gains taxes	175,119	514,993	138,893
Management fees	58,796	367,218	171,970
Fund shares redeemed	11,495	1,703,987	591,184
Distribution and Service fees and Transfer Agency fees	9,048	68,917	22,684
Accrued expenses	93,161	285,866	244,715
Total liabilities	1,369,107	20,746,540	2,151,169

Net Assets:
Paid-in capital	83,151,422	947,794,724	185,304,204
Undistributed (distributions in excess of) net investment income	(333,657)	650,723	915,140
Accumulated net realized loss	(9,071,715)	(516,314,598)	(66,697,718)
Net unrealized gain (loss)	(3,212,370)	13,696,667	7,229,557
NET ASSETS	$70,533,680	$445,827,516	$126,751,183
Net Assets:
Class A	$14,900,777	$57,295,340	$32,400,781
Class C	1,797,164	30,212,123	7,006,388
Institutional	53,781,706	339,101,088	76,916,792
Service	—	15,679,895	—
Class IR	54,033	2,413,520	10,427,222
Class R6	—	1,125,550	—
Total Net Assets	$70,533,680	$445,827,516	$126,751,183
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	767,025	3,878,569	3,557,392
Class C	100,098	2,275,505	794,427
Institutional	2,634,323	21,479,853	8,420,540
Service	—	1,096,112	—
Class IR	2,653	153,703	1,143,490
Class R6	—	71,292	—
Net asset value, offering and redemption price per share:(a)
Class A	$19.43	$14.77	$9.11
Class C	17.95	13.28	8.82
Institutional	20.42	15.79	9.13
Service	—	14.31	—
Class IR	20.36	15.70	9.12
Class R6	—	15.79	—

(a)	Maximum public offering price per share for Class A Shares of the Asia Equity, Emerging Markets Equity and N-11 Equity Funds is $20.56, $15.63 and $9.64, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $33,639, $247,795 and $276,158)	$255,931	$3,687,179	$2,207,444

Expenses:
Management fees	359,339	2,586,739	922,667
Custody, accounting and administrative services	146,492	374,339	293,903
Professional fees	59,738	36,441	95,534
Registration fees	38,133	94,647	54,974
Distribution and Service fees(a)	28,069	228,925	82,585
Transfer Agency fees(a)	27,139	154,162	69,854
Printing and mailing costs	15,736	131,693	15,164
Trustee fees	11,548	12,036	11,677
Service share fees — Service Plan	—	18,858	—
Service share fees — Shareholder Administration Plan	—	18,858	—
Other	12,346	22,148	8,183
Total expenses	698,540	3,678,846	1,554,541
Less — expense reductions	(211,262)	(644,240)	(484,015)
Net expenses	487,278	3,034,606	1,070,526
NET INVESTMENT INCOME (LOSS)	(231,347)	652,573	1,136,918

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(984,271)	(14,670,335)	(11,051,688)
Foreign currency transactions	(58,589)	(140,450)	14,734
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $109,387, $387,195 and $272,766)	(1,957,966)	11,219,151	3,781,949
Foreign currency translation	84,246	260,102	208,622
Net realized and unrealized loss	(2,916,580)	(3,331,532)	(7,046,383)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,147,927)	$(2,678,959)	$(5,909,465)

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR	Class R6
Asia Equity	$18,925	$9,144	$14,383	$1,737	$10,970	$—	$49	$—
Emerging Markets Equity	72,039	156,886	54,750	29,808	65,073	3,017	1,506	8
N-11 Equity	46,468	36,117	35,316	6,862	17,333	—	10,343	—

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income (loss)	$(231,347)	$89,404
Net realized gain (loss)	(1,042,860)	3,089,222
Net change in unrealized gain (loss)	(1,873,720)	(2,442,214)
Net increase (decrease) in net assets resulting from operations	(3,147,927)	736,412

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	(192,643)
Service Shares	—	—
Class IR Shares	—	(134)
Class R6 Shares	—	—
Total distributions to shareholders	—	(192,777)

From share transactions:
Proceeds from sales of shares	1,752,038	8,571,414
Proceeds received in connection with merger	—	—
Reinvestment of distributions	—	191,574
Cost of shares redeemed	(5,349,521)	(11,155,431)
Net increase (decrease) in net assets resulting from share transactions	(3,597,483)	(2,392,443)
TOTAL INCREASE (DECREASE)	(6,745,410)	(1,848,808)

Net assets:
Beginning of period	77,279,090	79,127,898
End of period	$70,533,680	$77,279,090
Undistributed (distributions in excess of) net investment income	$(333,657)	$(102,310)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Emerging Markets Equity Fund		N-11 Equity Fund
For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015

$652,573	$1,393,435	$1,136,918	$2,148,057
(14,810,785)	2,172,377	(11,036,954)	(40,015,173)
11,479,253	(31,224,649)	3,990,571	(31,329,806)
(2,678,959)	(27,658,837)	(5,909,465)	(69,196,922)

—	—	(67,836)	(5,746)
—	—	—	—
(356,614)	(949,860)	(833,232)	(1,254,995)
—	—	—	—
(1,110)	(472)	(71,347)	(73,277)
(11)	—	—	—
(357,735)	(950,332)	(972,415)	(1,334,018)

181,186,521	185,526,680	8,753,694	59,598,379
—	103,215,861	—	—
350,863	866,901	913,483	1,139,428
(176,029,451)	(178,691,818)	(66,834,423)	(248,502,383)
5,507,933	110,917,624	(57,167,246)	(187,764,576)
2,471,239	82,308,455	(64,049,126)	(258,295,516)

443,356,277	361,047,822	190,800,309	449,095,825
$445,827,516	$443,356,277	$126,751,183	$190,800,309
$650,723	$355,885	$915,140	$750,637

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$20.28	$(0.09)		$(0.76)	$(0.85)	$—
2016 - C	18.81	(0.15)		(0.71)	(0.86)	—
2016 - Institutional	21.27	(0.05)		(0.80)	(0.85)	—
2016 - IR	21.23	(0.07)		(0.80)	(0.87)	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	20.04	(0.03)		0.27	0.24	—
2015 - C	18.73	(0.18)		0.26	0.08	—
2015 - Institutional	20.99	0.05		0.29	0.34	(0.06)
2015 - IR	20.98	0.01		0.29	0.30	(0.05)
2014 - A	19.21	—	(e)(f)	0.91	0.91	(0.08)
2014 - C	18.02	(0.13	)(f)	0.84	0.71	—
2014 - Institutional	20.13	0.12	(f)	0.90	1.02	(0.16)
2014 - IR (Commenced February 28, 2014)	20.71	0.06	(f)	0.21	0.27	—
2013 - A	17.78	0.04		1.51	1.55	(0.12)
2013 - C	16.77	(0.10)		1.43	1.33	(0.08)
2013 - Institutional	18.71	0.12		1.58	1.70	(0.28)
2012 - A	17.33	0.11		0.41	0.52	(0.07)
2012 - C	16.39	(0.03)		0.41	0.38	—
2012 - Institutional	18.24	0.19		0.43	0.62	(0.15)
2011 - A	19.14	0.12		(1.69)	(1.57)	(0.24)
2011 - C	18.12	(0.03)		(1.59)	(1.62)	(0.11)
2011 - Institutional	20.12	0.23		(1.80)	(1.57)	(0.31)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$19.43	(4.19)%	$14,901	1.64	%(d)	2.23	%(d)	(0.93	)%(d)	71%
17.95	(4.57)	1,797	2.40	(d)	2.98	(d)	(1.68	)(d)	71
20.42	(4.00)	53,782	1.24	(d)	1.83	(d)	(0.53	)(d)	71
20.36	(4.05)	54	1.39	(d)	1.99	(d)	(0.69	)(d)	71

20.28	1.20	16,310	1.69		1.99		(0.16)		153
18.81	0.43	1,951	2.44		2.76		(0.91)		153
21.27	1.60	58,967	1.29		1.61		0.21		153
21.23	1.46	52	1.44		1.75		0.06		153
20.04	4.75	13,711	1.73		2.24		0.02	(f)	169
18.73	4.00	2,114	2.48		3.00		(0.71	)(f)	169
20.99	5.15	62,951	1.32		1.87		0.59	(f)	169
20.98	1.30	51	1.43	(d)	2.06	(d)	0.41	(d)(f)	169
19.21	8.72	14,097	1.72		2.25		0.21		102
18.02	7.87	2,331	2.47		2.99		(0.56)		102
20.13	9.16	43,208	1.32		1.85		0.62		102
17.78	3.05	15,136	1.60		2.24		0.66		83
16.77	2.31	2,684	2.35		2.97		(0.18)		83
18.71	3.50	44,345	1.20		1.79		1.03		83
17.33	(8.33)	39,688	1.60		2.17		0.61		107
16.39	(9.00)	3,219	2.35		2.92		(0.18)		107
18.24	(7.94)	27,071	1.20		1.77		1.15		107

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$14.75	$— (d)	$0.02	$0.02	$—
2016 - C	13.31	(0.05)	0.02	(0.03)	—
2016 - Institutional	15.75	0.04	0.02	0.06	(0.02)
2016 - Service	14.29	— (d)	0.02	0.02	—
2016 - IR	15.67	0.03	0.01	0.04	(0.01)
2016 - R6	15.74	0.14	(0.07)	0.07	(0.02)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	16.00	0.03	(1.28)	(1.25)	—
2015 - C	14.55	(0.10)	(1.14)	(1.24)	—
2015 - Institutional	17.08	0.08	(1.36)	(1.28)	(0.05)
2015 - Service	15.52	— (d)	(1.23)	(1.23)	—
2015 - IR	16.99	0.01	(1.30)	(1.29)	(0.03)
2015 - R6 (Commenced July 31 , 2015)	16.72	0.01	(0.99)	(0.98)	—
2014 - A	15.20	0.03	0.83	0.86	(0.06)
2014 - C	13.87	(0.08)	0.76	0.68	—
2014 - Institutional	16.22	0.10	0.88	0.98	(0.12)
2014 - Service	14.74	0.02	0.80	0.82	(0.04)
2014 - IR	16.14	0.08	0.87	0.95	(0.10)
2013 - A	14.68	0.05	0.54	0.59	(0.07)
2013 - C	13.42	(0.06)	0.51	0.45	—
2013 - Institutional	15.65	0.13	0.58	0.71	(0.14)
2013 - Service	14.24	0.04	0.53	0.57	(0.07)
2013 - IR	15.58	0.10	0.58	0.68	(0.12)
2012 - A	14.66	0.06	(0.04)	0.02	—
2012 - C	13.51	(0.05)	(0.04)	(0.09)	—
2012 - Institutional	15.63	0.12	(0.05)	0.07	(0.05)
2012 - Service	14.24	0.05	(0.05)	— (d)	—
2012 - IR	15.59	0.12	(0.07)	0.05	(0.06)
2011 - A	16.38	0.04	(1.73)	(1.69)	(0.03)
2011 - C	15.20	(0.07)	(1.60)	(1.67)	(0.02)
2011 - Institutional	17.48	0.11	(1.84)	(1.73)	(0.12)
2011 - Service	15.95	0.02	(1.68)	(1.66)	(0.05)
2011 - IR	17.56	0.02	(1.87)	(1.85)	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.77	0.14%	$57,295	1.65	%(e)	1.95	%(e)	0.03	%(e)	56%
13.28	(0.23)	30,212	2.41	(e)	2.70	(e)	(0.74	)(e)	56
15.79	0.35	339,101	1.25	(e)	1.55	(e)	0.47	(e)	56
14.31	0.14	15,680	1.75	(e)	2.05	(e)	(0.06	)(e)	56
15.70	0.27	2,414	1.40	(e)	1.74	(e)	0.39	(e)	56
15.79	0.43	1,126	1.23	(e)	2.12	(e)	1.84	(e)	56

14.75	(7.81)	64,169	1.67		1.91		0.17		118
13.31	(8.52)	35,927	2.41		2.67		(0.68)		118
15.75	(7.49)	326,068	1.28		1.52		0.48		118
14.29	(7.93)	15,759	1.77		2.02		0.02		118
15.67	(7.62)	1,424	1.42		1.69		0.04		118
15.74	(5.86)	9	1.24	(e)	1.53	(e)	0.14	(e)	118
16.00	5.67	28,157	1.70		1.93		0.19		114
14.55	4.90	11,217	2.46		2.68		(0.55)		114
17.08	6.17	303,676	1.30		1.53		0.58		114
15.52	5.55	15,919	1.81		2.03		0.11		114
16.99	5.93	313	1.46		1.68		0.46		114
15.20	4.04	36,578	1.73		1.89		0.32		159
13.87	3.35	11,869	2.48		2.64		(0.44)		159
16.22	4.49	388,046	1.33		1.49		0.80		159
14.74	4.02	14,584	1.83		1.99		0.25		159
16.14	4.37	329	1.48		1.64		0.62		159
14.68	0.14	38,889	1.82		1.94		0.39		119
13.42	(0.66)	15,418	2.57		2.69		(0.35)		119
15.65	0.49	310,167	1.41		1.54		0.80		119
14.24	0.00	15,446	1.91		2.03		0.36		119
15.58	0.35	240	1.55		1.68		0.78		119
14.66	(10.33)	51,221	1.90		1.93		0.24		121
13.51	(11.01)	18,896	2.65		2.68		(0.49)		121
15.63	(9.98)	351,982	1.50		1.53		0.61		121
14.24	(10.43)	14,432	2.00		2.03		0.15		121
15.59	(10.21)	21	1.65		1.68		0.16		121

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$9.26	$0.06	$(0.19)	$(0.13)	$(0.02)
2016 - C	8.98	0.03	(0.19)	(0.16)	—
2016 - Institutional	9.33	0.08	(0.20)	(0.12)	(0.08)
2016 - IR	9.30	0.08	(0.20)	(0.12)	(0.06)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	11.25	0.04	(2.03)	(1.99)	— (e)
2015 - C	10.99	(0.04)	(1.97)	(2.01)	—
2015 - Institutional	11.34	0.08	(2.04)	(1.96)	(0.05)
2015 - IR	11.30	0.06	(2.03)	(1.97)	(0.03)
2014 - A	11.03	0.02	0.26	0.28	(0.06)
2014 - C	10.81	(0.06)	0.25	0.19	(0.01)
2014 - Institutional	11.12	0.06	0.26	0.32	(0.10)
2014 - IR	11.08	0.05	0.25	0.30	(0.08)
2013 - A	10.38	0.01	0.65	0.66	(0.01)
2013 - C	10.25	(0.07)	0.63	0.56	—
2013 - Institutional	10.45	0.05	0.65	0.70	(0.03)
2013 - IR	10.42	0.03	0.65	0.68	(0.02)
2012 - A	9.57	0.01	0.80	0.81	—
2012 - C	9.52	(0.06)	0.79	0.73	—
2012 - Institutional	9.60	0.05	0.80	0.85	—
2012 - IR	9.59	0.02	0.81	0.83	—
2011 - A (Commenced February 28, 2011)	10.00	(0.03)	(0.40)	(0.43)	—
2011 - C (Commenced February 28, 2011)	10.00	(0.08)	(0.40)	(0.48)	—
2011 - Institutional (Commenced February 28, 2011)	10.00	0.02	(0.42)	(0.40)	—
2011 - IR (Commenced February 28, 2011)	10.00	(0.02)	(0.39)	(0.41)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.11	(1.44)%	$32,401	1.74	%(d)	2.42	%(d)	1.34	%(d)	16%
8.82	(1.78)	7,006	2.49	(d)	3.16	(d)	0.73	(d)	16
9.13	(1.28)	76,917	1.34	(d)	2.02	(d)	1.77	(d)	16
9.12	(1.30)	10,427	1.49	(d)	2.16	(d)	1.73	(d)	16

9.26	(17.68)	54,045	1.73		2.07		0.35		48
8.98	(18.29)	8,564	2.48		2.82		(0.41)		48
9.33	(17.34)	115,099	1.33		1.68		0.78		48
9.30	(17.45)	13,092	1.48		1.82		0.59		48
11.25	2.54	96,440	1.74		2.08		0.20		41
10.99	1.76	15,127	2.49		2.83		(0.54)		41
11.34	2.88	310,186	1.34		1.68		0.57		41
11.30	2.76	27,343	1.49		1.82		0.44		41
11.03	6.31	114,658	1.74		2.12		0.07		53
10.81	5.46	19,018	2.49		2.87		(0.66)		53
11.12	6.73	308,502	1.35		1.72		0.44		53
11.08	6.48	36,429	1.49		1.87		0.26		53
10.38	8.33	35,417	1.79		2.35		0.09		90
10.25	7.53	6,720	2.54		3.12		(0.57)		90
10.45	8.83	111,826	1.39		1.94		0.52		90
10.42	8.73	9,500	1.54		2.05		0.22		90
9.57	(4.20)	18,335	1.82	(d)	3.92	(d)	(0.40	)(d)	73
9.52	(4.70)	3,528	2.57	(d)	4.67	(d)	(1.29	)(d)	73
9.60	(4.00)	42,740	1.42	(d)	3.52	(d)	0.24	(d)	73
9.59	(4.10)	1,448	1.57	(d)	3.67	(d)	(0.28	)(d)	73

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Asia Equity	A, C, Institutional and IR	Diversified
Emerging Markets Equity	A, C, Institutional, Service, IR and R6	Diversified
N-11 Equity	A, C, Institutional and IR	Non-diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Exchange-Traded Funds — Investments in exchange-traded funds (“ETFs”) are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an ETF’s accounting policies and investment holdings, please see the ETF’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of April 30, 2016:

ASIA EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$3,788,377	$64,446,671	$—
North America	1,347,939	—	—
Total	$5,136,316	$64,446,671	$—

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$13,127,370	$—
Asia	22,274,697	295,977,937	—
Europe	—	21,632,711	—
North America	40,431,489	3,278,444	—
South America	40,597,572	6,282,630	—
Total	$103,303,758	$340,299,092	$—

N-11 EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$15,007,940	$—
Asia	—	79,529,440	—
Europe	—	2,029,716	—
North America	29,420,632	—	—
Total	$29,420,632	$96,567,096	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2016, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.02	*
N-11 Equity	1.30	1.30	1.24	1.21	1.19	1.30	1.13	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAMI agreed to waive a portion of its management fee in order to achieve net management rates as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 26, 2017, and prior to such date, GSAMI may not terminate the arrangements without the approval of the Trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2016, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Asia Equity	$269
Emerging Markets Equity	1,963
N-11 Equity	1,195

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, and Class IR Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Asia Equity, Emerging Markets Equity and N-11 Equity Funds are 0.114%, 0.194% and 0.164%, respectively. Prior to February 26, 2016, the Other Expense limitation was 0.254% for the Asia Equity Fund. These Other Expense limitations will remain in place through at least February 26, 2017 and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Asia Equity	$—	$210,453	$809	$211,262
Emerging Markets Equity	388,009	253,542	2,689	644,240
N-11 Equity	120,656	363,196	163	484,015

G.  Line of Credit Facility — As of April 30, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2016, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 3, 2016.

H.  Other Transactions with Affiliates — As of April 30, 2016, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 5% or more of total outstanding shares of the Emerging Markets Equity Fund.

As of April 30, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 44% of the Class IR Shares of the Asia Equity Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Asia Equity	$50,461,880	$55,102,791
Emerging Markets Equity	247,201,994	241,875,542
N-11 Equity	23,737,909	78,514,034

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2015, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Capital loss carryforwards:(1)
Expiring 2016	$—	$(12,534,998)	$—
Expiring 2017	(7,699,879)	(445,745,035)	—
Perpetual short-term	—	(21,047,638)	(30,591,946)
Perpetual long-term	—	(20,030,158)	(21,830,630)
Total capital loss carryforwards	$(7,699,879)	$(499,357,829)	$(52,422,576)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	$(102,310)	$—	$—

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on October 31 of the year indicated.

As of April 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Tax cost	$72,947,336	$431,355,204	$121,878,005
Gross unrealized gain	4,459,876	41,011,038	15,341,473
Gross unrealized loss	(7,824,225)	(28,763,392)	(11,231,750)
Net unrealized security gain (loss)	$(3,364,349)	$12,247,646	$4,109,723

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

7. OTHER RISKS (continued)

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — Concentration of the investments of a Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in a given country or region. The Asia Equity Fund invests primarily in equity investments in Asian issuers. The N-11 Equity Fund invests primarily in equity investments in the N-11 countries, and may invest up to 50% of its assets in any one N-11 country.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

7. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The N-11 Equity Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the N-11 Equity Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Given the monetary policy announcement made by the Central Bank of Nigeria on May 24, 2016 and concerns about a potential devaluation of the Nigerian currency, the N-11 Equity Fund (“Fund”) made a fair value determination on May 24, 2016 to adjust the Nigerian Naira (“NGN”) to the US Dollar (“USD”) spot foreign exchange rate. Through June 23, 2016, the fair value methodology has continued to be used to determine the USD value of NGN denominated investments and/or cash held by the Fund and has resulted in a reduction to the net asset value of the Fund of up to 3.5%.

Subsequent events other than the above item have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring further adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,409	$87,079	235,104	$5,013,336
Shares converted from Class B(a)	—	—	3,947	79,446
Shares redeemed	(41,782)	(807,013)	(119,009)	(2,450,235)
	(37,373)	(719,934)	120,042	2,642,547
Class B Shares(a)
Shares converted to Class A	—	—	(4,175)	(79,446)
Shares redeemed	—	—	(11,670)	(221,835)
	—	—	(15,845)	(301,281)
Class C Shares
Shares sold	1,870	34,595	14,511	294,885
Shares redeemed	(5,495)	(97,686)	(23,699)	(445,511)
	(3,625)	(63,091)	(9,188)	(150,626)
Institutional Shares
Shares sold	80,620	1,624,825	148,725	3,263,191
Reinvestment of distributions	—	—	9,275	191,440
Shares redeemed	(219,176)	(4,443,322)	(383,547)	(8,037,850)
	(138,556)	(2,818,497)	(225,547)	(4,583,219)
Class IR Shares
Shares sold	286	5,539	—	2
Reinvestment of distributions	—	—	6	134
Shares redeemed	(77)	(1,500)	—	—
	209	4,039	6	136
NET DECREASE	(179,345)	$(3,597,483)	(130,532)	$(2,392,443)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	230,962	$3,291,621	1,408,550	$22,392,294
Shares issued in connection with merger	—	—	2,662,878	40,049,765
Shares converted from Class B(a)	—	—	22,303	355,064
Shares redeemed	(704,333)	(10,016,100)	(1,501,117)	(22,992,112)
	(473,371)	(6,724,479)	2,592,614	39,805,011
Class B Shares(a)
Shares converted to Class A	—	—	(24,726)	(355,064)
Shares redeemed	—	—	(97,564)	(1,400,667)
	—	—	(122,290)	(1,755,731)
Class C Shares
Shares sold	63,705	830,619	102,126	1,490,580
Shares issued in connection with merger	—	—	2,054,325	27,877,096
Shares redeemed	(488,999)	(6,246,074)	(226,822)	(3,176,820)
	(425,294)	(5,415,455)	1,929,629	26,190,856
Institutional Shares
Shares sold	11,283,996	172,718,341	9,734,085	154,429,954
Shares issued in connection with merger	—	—	2,177,674	34,951,589
Reinvestment of distributions	22,405	349,742	52,352	866,429
Shares redeemed	(10,540,103)	(157,480,373)	(9,033,668)	(145,961,176)
	766,298	15,587,710	2,930,443	44,286,796
Service Shares
Shares sold	86,847	1,199,788	407,392	6,240,052
Shares redeemed	(93,860)	(1,281,852)	(329,709)	(4,956,992)
	(7,013)	(82,064)	77,683	1,283,060
Class IR Shares
Shares sold	135,232	2,029,111	64,260	963,795
Shares issued in connection with merger	—	—	21,115	337,411
Reinvestment of distributions	71	1,110	29	472
Shares redeemed	(72,441)	(1,005,052)	(12,957)	(204,046)
	62,862	1,025,169	72,447	1,097,632
Class R6 Shares(b)
Shares sold	70,693	1,117,041	598	10,005
Reinvestment of distributions	1	11	—	—
Shares redeemed	—	—	—	(5)
	70,694	1,117,052	598	10,000
NET INCREASE (DECREASE)	(5,824)	$5,507,933	7,481,124	$110,917,624

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Class R6 Shares commenced operations on July 31, 2015.

54

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	N-11 Equity Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	439,123	$3,825,464	1,245,917	$12,523,320
Reinvestment of distributions	7,693	67,624	541	5,728
Shares redeemed	(2,725,495)	(23,566,689)	(3,985,792)	(40,013,042)
	(2,278,679)	(19,673,601)	(2,739,334)	(27,483,994)
Class C Shares
Shares sold	10,210	85,831	42,651	421,093
Shares redeemed	(169,080)	(1,433,492)	(465,541)	(4,541,897)
	(158,870)	(1,347,661)	(422,890)	(4,120,804)
Institutional Shares
Shares sold	461,365	4,144,756	4,351,003	43,841,194
Reinvestment of distributions	87,939	774,739	99,758	1,060,423
Shares redeemed	(4,460,026)	(38,735,430)	(19,466,511)	(191,323,722)
	(3,910,722)	(33,815,935)	(15,015,750)	(146,422,105)
Class IR Shares
Shares sold	82,657	697,643	278,920	2,812,772
Reinvestment of distributions	8,082	71,120	6,906	73,277
Shares redeemed	(354,480)	(3,098,812)	(1,297,666)	(12,623,722)
	(263,741)	(2,330,049)	(1,011,840)	(9,737,673)
NET DECREASE	(6,612,012)	$(57,167,246)	(19,189,814)	$(187,764,576)

55

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Emerging Markets Equity Fund				N-11 Equity Fund
Share Class	Beginning Account Value 11/01/2015	Ending Account Value 04/30/2016		Expenses Paid for the 6 Months Ended 04/30/2016*	Beginning Account Value 11/01/2015	Ending Account Value 04/30/2016		Expenses Paid for the 6 Months Ended 04/30/2016*	Beginning Account Value 11/01/2015	Ending Account Value 04/30/2016		Expenses Paid for the 6 Months Ended 04/30/2016*
Class A
Actual	$1,000	$958.10		$7.98	$1,000	$1,001.40		$8.21	$1,000	$985.60		$8.59
Hypothetical 5% return	1,000	1,016.71	+	8.22	1,000	1,016.66	+	8.27	1,000	1,016.21	+	8.72
Class C
Actual	1,000	954.30		11.66	1,000	997.70		11.97	1,000	982.20		12.27
Hypothetical 5% return	1,000	1,012.93	+	12.01	1,000	1,012.88	+	12.06	1,000	1,012.48	+	12.46
Institutional
Actual	1,000	960.00		6.04	1,000	1,003.50		6.23	1,000	987.20		6.62
Hypothetical 5% return	1,000	1,018.70	+	6.22	1,000	1,018.65	+	6.27	1,000	1,018.20	+	6.72
Service
Actual	N/A	N/A		N/A	1,000	1,001.40		8.71	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.16	+	8.77	N/A	N/A		N/A
Class IR
Actual	1,000	959.50		6.77	1,000	1,002.70		6.97	1,000	987.00		7.36
Hypothetical 5% return	1,000	1,017.95	+	6.97	1,000	1,017.90	+	7.02	1,000	1,017.45	+	7.47
Class R6
Actual	N/A	N/A		N/A	1,000	1,004.30		6.13	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.75	+	6.17	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R6
Asia Equity	1.64%	2.40%	1.24%	N/A	1.39%	N/A
Emerging Markets Equity	1.65	2.41	1.25	1.75%	1.40	1.23%
N-11 Equity	1.74	2.49	1.34	N/A	1.49	N/A

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

56

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income
■	Fund Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	Municipal and Tax-Free
■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund
■	Single Sector
■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund
■	Fixed Income Alternatives
■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 50662-TMPL-06/2016 EMESAR-16/14K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2016

Fundamental International Equity Funds
Focused International Equity
Strategic International Equity

Goldman Sachs Fundamental International Equity Funds

■	FOCUSED INTERNATIONAL EQUITY

■	STRATEGIC INTERNATIONAL EQUITY

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedule of Investments	17

Financial Statements	21

Financial Highlights	24

Notes to the Financial Statements	28

Other Information	40

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its high conviction investment ideas.

■	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Global perspective is informed by local market expertise

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Team of experienced Research Analysts is regionally aligned and has sector expertise

■	Team leverages the research of the approximately 80+ regional investment professionals

■	Decision-making process is informed by active participation in the global research process

■	Security selections are aligned with level of investment conviction

■	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■	Access to markets across the world

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental International

Equity Funds

Market Review

International equities lost ground during the six-month period ended April 30, 2016 (the “Reporting Period”). The MSCI® Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI® Index”) posted a return of -3.07%.* Central bank policy, economic sluggishness, currency movements and oil price shifts were some of the biggest themes dominating the international equities markets during the Reporting Period.

After holding the targeted federal funds rate in September and October 2015, in light of external risks, the Federal Reserve (the “Fed”) voted unanimously for a 25 basis point interest rate increase in December 2015, a move largely expected by the markets. (A basis point is 1/100th of a percentage point.) However, the fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage the markets. (Dovish language tends to suggest lower interest rates.) Meanwhile, the Bank of Japan (“BoJ”) announced supplementary support for its quantitative and qualitative easing programs. While the European Central Bank (“ECB”) also lowered its deposit rate by 10 basis points and announced an extension of its quantitative easing program at its December 2015 meeting, market reaction was one of disappointment as more had been expected.

International equities suffered a rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China, exacerbated by an oil price plunge. Sentiment improved following a dovish January ECB press conference and the BoJ’s introduction of negative interest rates. In turn, international equities stabilized a bit in February 2016. However, the MSCI® Index still fell 1.83% in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to finally drive a global equity market recovery. Notably, the ECB implemented heavy easing, cutting its deposit rate to -40 basis points and raising its monthly quantitative easing purchases. The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. Both the ECB and BoJ were on hold, or did not make any monetary policy changes, in April 2016. BoJ inaction came as a major disappointment against expectations of further easing, causing international equities to sell off once again and the yen to appreciate. Relative currency appreciation was exacerbated by U.S. dollar weakness following a weaker than expected first quarter U.S. Gross Domestic Product (“GDP”) release and an uneventful Fed meeting during which rates were left unchanged.

During the Reporting Period, materials, consumer staples, energy and industrials were the only sectors in the MSCI® Index to post a positive return. The weakest performing sectors in the MSCI® Index during the Reporting Period were financials and consumer discretionary, followed at some distance by health care.

From a country perspective, Australia and Denmark were the only constituents of the MSCI® Index to post a positive return during the Reporting Period. Italy was the weakest individual country constituent in the MSCI® Index during the Reporting Period, followed at some distance by Spain, Switzerland and the U.K.

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we believed global equities could still generate positive mid-single digit returns for calendar year 2016, despite a volatile start. Our expectation was that returns would be predominantly driven by earnings growth rather than multiple expansion. (A multiple measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric. Multiple expansion is growth of that multiple.) In our view, positive returns in a low (and potentially negative) interest rate environment makes equities attractive, particularly relative to other asset classes. We believed European and Japanese equities would have more upside potential than other international equity markets given their recent relative underperformance. Still, within these regions, there are areas of each major market we may want to own and those we will seek to avoid.

We believe the primary driver of European equities going forward is the potential for an earnings growth catch-up with that of the U.S. One reason we remain optimistic is that European companies, on average, have higher operating leverage — that is, a higher proportion of fixed-to-variable costs — so their earnings benefit more from increases in sales.

In Japan, corporate reforms introduced as part of Prime Minister Abe’s Three Arrows plan appear to be having a meaningful impact on corporate profitability and shareholder returns. Continued economic progress could be a significant driver of equity returns looking ahead. Japanese companies have often lagged their peers in other developed markets when it comes to measures of profitability, including return on equity, but seem to be catching up to the developed market average. Many companies have also made progress on corporate governance, with more independent directors and further unwinding of cross shareholdings. (Cross shareholdings are shares that are mutually held among companies. These companies have been increasingly unwinding, i.e. selling, their cross-held shares.) An improvement in shareholder orientation has boosted share buybacks and dividends to multi-year highs.

Further, both the ECB and the BoJ remain accommodative, which we see as helpful for equities. As mentioned earlier, the BoJ introduced negative interest rates in January 2016, and the ECB announced a broad set of easing measures that exceeded market expectations in March 2016.

Overall, we continued to believe at the end of the Reporting Period that domestically-focused companies in the major developed regions could benefit from increasing domestic consumption while being more insulated from currency volatility. In Europe, we are interested in companies that can benefit from domestic recovery in Europe as well as those less exposed to relatively weak emerging market end-markets. In Japan, negative interest rates combined with record-low unemployment and expectations of rising wage growth means consumer spending could increase, in our view. Furthermore, inbound tourism to Japan remains high, and tourist spending appears to be helping to boost domestic consumption. These factors support our favorable view on domestically-oriented Japanese companies.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

3

PORTFOLIO RESULTS

Goldman Sachs Focused International Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Focused International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -2.85%, -3.19%, -2.63%, -2.90% and -2.69%, respectively. These returns compare to the -3.07% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East Index (Net, USD, Unhedged) (the “MSCI® Index”), during the same period.

Since their inception on February 26, 2016, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 10.71%. This return compares to the 9.61% cumulative total return of the MSCI® Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund’s absolute returns were disappointing, its outperformance of the MSCI® Index during the Reporting Period can be primarily attributed to individual stock selection. Sector and country allocation also contributed positively.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI® Index during the Reporting Period were Rio Tinto, Pola Orbis and Syngenta.

U.K.-based international mining company Rio Tinto was the top positive contributor to the Fund’s relative results during the Reporting Period. We purchased the stock for the Fund in January 2016, seeing it as a high quality company in a challenged sector that had suffered significant underperformance. The stock performed well during the Reporting Period owing primarily to a rebound in the materials sector in 2016 driven, in turn, by a recovery in metals prices.

Another strong positive contributor during the Reporting Period was Pola Orbis, a Japanese cosmetics maker known for products such as Pola, Orbis, H2O and Jurlique. The company’s products are popular both domestically and with foreigners, such as Chinese tourists. The company has been a beneficiary of heightened tourism, the entry of millennials into the marketplace and Japan’s corporate governance revolution. Its margins continued to improve in Japan on the back of an increase in private-brand stores for Pola, an average selling price boost for Orbis as it shifts from the mid-price to high-price bracket, overall market share gains and higher sales of up-and-coming brands.

Swiss agricultural chemicals producer Syngenta was a strong positive contributor during the Reporting Period. Syngenta performed well early in the Reporting Period mainly due to speculation of a takeover and following the announced merger of Dow Chemical and E.I. DuPont de Nemours. Then, in February 2016, Syngenta agreed to a cash takeover by ChemChina for approximately 463 Swiss francs per share on then-current exchange rates.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI® Index during the Reporting Period were Credit Suisse, UniCredit and Banco Popular Espanol — each a bank in the financials sector.

Credit Suisse’s share price came under pressure in the first part of the Reporting Period, as it was in the process of raising equity. The company finished its rights issue in the second week of November 2015. However, it performed poorly following the announcement of weaker than expected

4

PORTFOLIO RESULTS

fourth quarter 2015 results, citing difficult market conditions amidst its transition to shrink its investment bank and focus on its private bank. At the end of the Reporting Period, we believed the stock still presented significant long-term value.

Shares of UniCredit sold off along with other Italian banks in January 2016 following increased concerns surrounding Italian non-performing loans. This came after the resolution of four small Italian banks at the end of 2015, which triggered the bail-in of their subordinated debt. (A non-performing loan is the sum of borrowed money upon which the debtor has not made his or her schedule payments for at least 90 days. A non-performing loan is either in default or close to being in default. A bail-in occurs when the borrower’s creditors are forced to bear some of the burden by having a portion of their debt written off.) We believe these banks represented isolated cases and that asset quality in Italy is gradually improving. At the end of the Reporting Period, we believed UniCredit remained attractively valued relative to other European banks.

Banco Popular Espanol performed poorly driven by political uncertainty surrounding the December 2015 elections in Spain. These elections resulted in a hung parliament and then continued to weigh on the Spanish financial sector. Even though we continued to like the bank’s strong presence in the small to medium enterprise market and its improvement in asset quality, we trimmed the position by the end of the Reporting Period in an effort to manage the Fund’s overall exposure to the Spanish banking industry.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the MSCI® Index during the Reporting Period were materials, consumer discretionary and consumer staples, each due primarily to effective stock selection. Sector positioning in materials added value as well.

The sectors that detracted most from the Fund’s relative results during the Reporting Period were financials, industrials and health care, each due primarily to weak stock selection.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI® Index.

This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI® Index.

That said, effective stock selection in France, Sweden and Japan boosted the Fund’s relative returns most. The countries that detracted most from the Fund’s performance during the Reporting Period were Australia, Switzerland and Italy, where stock selection overall hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Rio Tinto, already mentioned, we established a new Fund position during the Reporting Period in Bank of Ireland, an Irish commercial bank that also conducts business in the U.K. and Northern Ireland. While it was aided by government during the 2008 crisis, it was the only Irish bank to avoid state control during that time. Its shares had been beaten down by dilution through the financial crisis, but the company emerged as what we view as the strongest of the Irish banks, currently boasting a BB+ rating. In our view, the bank also benefits from decreased competition post-crisis, favorable monetary policy and an overall Eurozone recovery. Its margins have been improving thanks to lower funding costs and a positive impact from new lending. Its asset quality has shown what we view as encouraging trends, and its valuation remained attractive at the end of the Reporting Period, in our view, given its prospects for growth. We considered the purchase of Bank of Ireland an attractive opportunity among domestically-exposed mid-cap names.

We sold the Fund’s position in Denmark-based pharmaceuticals company Novo Nordisk following the

5

PORTFOLIO RESULTS

stock’s strong performance due to overall concerns surrounding pricing in the health care sector.

We eliminated the Fund’s position in French banking group Societe Generale following poor performance and based on concerns around its ability to improve its efficiency to improve returns.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI® Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary modestly increased relative to the MSCI® Index during the Reporting Period, while its relative exposure to industrials and energy modestly decreased. From a country perspective, there were no notable changes made during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no material changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI® Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to France, Germany, Ireland, Spain, South Korea and the U.K. and less exposure to Australia, Japan and Switzerland relative to the MSCI® Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI® Index in several countries, most notably Sweden and Italy.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI® Index in health care and industrials at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI® Index in telecommunication services, consumer staples and financials and was rather neutrally weighted compared to the MSCI® Index in information technology, consumer discretionary, materials, energy and utilities.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

6

FUND BASICS

Focused International Equity Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI® Index[2]
Class A	-2.85%	-3.07%
Class C	-3.19	-3.07
Institutional	-2.63	-3.07
Service	-2.90	-3.07
Class IR	-2.69	-3.07

February 26, 2016–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI® Index[2]
Class R6	10.71%	9.61%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Index is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® Index is unmanaged and the figures for the MSCI® Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-10.82%	0.45%	-0.61%	3.96%	12/01/92
Class C	-7.26	0.85	-0.78	1.28	8/15/97
Institutional	-5.22	2.02	0.37	3.72	2/07/96
Service	-5.75	1.50	-0.14	3.11	3/06/96
Class IR	-5.40	1.87	N/A	4.88	8/31/10
Class R6	N/A	N/A	N/A	7.69	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.64%
Class C	2.05	2.39
Institutional	0.90	1.24
Service	1.40	1.73
Class IR	1.05	1.39
Class R6	0.88	1.22

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell PLC Class A	4.1%	Energy	Netherlands
Bayer AG (Registered)	4.0	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Computershare Ltd.	3.9	Software & Services	Australia
Reckitt Benckiser Group PLC	3.3	Household & Personal Products	United Kingdom
Mitsubishi Estate Co. Ltd.	3.2	Real Estate	Japan
Klepierre	3.2	Real Estate Investment Trust	France
Iberdrola SA	3.2	Utilities	Spain
Shire PLC	3.2	Pharmaceuticals, Biotechnology & Life Sciences	Ireland
Safran SA	3.2	Capital Goods	France
Wolseley PLC	3.0	Capital Goods	Switzerland

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

9

PORTFOLIO RESULTS

Goldman Sachs Strategic International Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental International Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -3.36%, -3.68%, -3.12%, -3.17% and -3.42%, respectively. These returns compare to the -3.07% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East Index (Net, USD, Unhedged) (the “MSCI® Index”), during the same period.

Since their inception on February 26, 2016, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 9.54%. This return compares to the 9.61% cumulative total return of the MSCI® Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the MSCI® Index during the Reporting Period can be primarily attributed to individual stock selection. Country allocation also detracted, although sector allocation contributed positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI® Index during the Reporting Period were three banks in the financials sector — Credit Suisse, UniCredit and Sumitomo Mitsui Financial Group.

Credit Suisse’s share price came under pressure in the first part of the Reporting Period, as it was in the process of raising equity. The company finished its rights issue in the second week of November 2015. However, it performed poorly following the announcement of weaker than expected fourth quarter 2015 results, citing difficult market conditions amidst its transition to shrink its investment bank and focus on its private bank. At the end of the Reporting Period, we believed the stock still presented significant long-term value.

Shares of UniCredit sold off along with other Italian banks in January 2016 following increased concerns surrounding Italian non-performing loans. This came after the resolution of four small Italian banks at the end of 2015, which triggered the bail-in of their subordinated debt. (A non-performing loan is the sum of borrowed money upon which the debtor has not made his or her schedule payments for at least 90 days. A non-performing loan is either in default or close to being in default. A bail-in occurs when the borrower’s creditors are forced to bear some of the burden by having a portion of their debt written off.) We believe these banks represented isolated cases and that asset quality in Italy is gradually improving. At the end of the Reporting Period, we believed UniCredit remained attractively valued relative to other European banks.

Sumitomo Mitsui Financial Group, which provides commercial banking and a variety of financial services, was a detractor during the Reporting Period due to the introduction of a negative interest rate by the Bank of Japan. Although its third quarter 2015 earnings results were in line with market expectations, its stock underperformed the MSCI® Index on investor concerns about the potentially detrimental effects of the negative interest rate, such as a squeeze on the bank’s net interest margin and low returns from securities investments.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI® Index during the Reporting Period were Japan Tobacco, Covestro and Adidas.

10

PORTFOLIO RESULTS

Japan Tobacco was the top positive contributor to the Fund’s relative results during the Reporting Period. Through an enduring emphasis on cost rationalization, the company has created meaningful earnings quality and dividend growth during the Reporting Period, helping to drive its stock performance. At the end of the Reporting Period, we continued to like the company due to its significant market share and brand value in both Asia and Europe (through international licensing rights of local brands). We also liked the relative stability of Japan Tobacco’s diversified, non-core businesses in consumer staples and pharmaceuticals.

Another top positive contributor to the Fund’s results during the Reporting Period was Covestro. Covestro is a global leader in polyurethanes and polycarbonates and operates a coatings, adhesives and specialties business. In October 2015, the German health care company Bayer conducted an Initial Public Offering (“IPO”) on approximately 35% of its materials science business known as Covestro. We took part in the IPO and purchased shares for the Fund in what we believed to be a company trading at a significant discount to both its intrinsic value and competitors in the industry. Covestro’s stock performed well as investors began to recognize the intrinsic value of the company following the IPO. At the end of the Reporting Period, we continued to believe the company was trading at a significant discount to both its intrinsic value and competitors in the industry with strong free cash flow anticipated during the next few years.

Also contributing positively to the Fund’s relative performance during the Reporting Period was Adidas, the German-based sports apparel and equipment company. Its stock performed strongly as the company posted consistently strong earnings results for the most recent three quarters and upgraded its fiscal year 2016 guidance. At the end of the Reporting Period, we continued to like the stock and believed Adidas has a strong global brand that remained undervalued.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s results during the Reporting Period were financials, health care and utilities, where weak stock selection in each hurt most. Sector allocation positioning in financials and utilities also detracted, albeit modestly.

The sectors that contributed most to the Fund’s performance relative to the MSCI® Index were consumer staples, consumer discretionary and industrials. Stock selection in all three sectors proved effective during the Reporting Period as did allocation positioning in consumer staples and consumer discretionary.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI® Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI® Index.

That said, the countries that detracted most from the Fund’s relative performance were Switzerland, Australia and Italy, where stock selection overall hurt. Allocation positioning in Australia further detracted. Conversely, effective individual stock selection in Japan, Germany and the U.K. contributed most positively to the Fund’s results relative to the MSCI® Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Fund positions in Moncler, Virgin Money and UBM.

We initiated a Fund position in Moncler, a French/Italian apparel brand, most known for its down jackets and sportswear. The company operates in a niche segment of luxury, where there is little competition and where it has continued to have strong momentum. We believe the company should benefit as the “affordable luxury” segment gains traction with millennials. There is substantial growth potential compared to other luxury brands, in our opinion, which have already over-expanded and are now seeing declining revenue growth. Moncler’s management team is thoughtful, in our view, about the longer-term sustainability of its business, recently choosing to bring its production in

11

PORTFOLIO RESULTS

house, focus on new product lines and invest in digital/ online. (Digital/online is an umbrella term for the marketing of products or services using digital technologies, mainly on the Internet, but also including mobile phones, display advertising, and any other digital medium.) Its stock underperformed the MSCI® Index during the Reporting Period due to warm weather, weak sentiment around exposure to China and a small change in business strategy that concerned the market but which we view as positive. We see each of these headwinds as short-term and believe they created an attractive entry point for the Fund.

We introduced Virgin Money to the Fund during the Reporting Period. Virgin Money is a financial services company based in the U.K. (services available in the U.K, South Africa and Australia), offering retail mortgage, credit cards, savings, individual savings accounts (U.K. tax free accounts), investments and insurance. We saw the company as a favorable opportunity, as it attracts customers with its brand (it calls branches “lounges” as part of its customer experience) and information technology platform. When Northern Rock was bailed out by the U.K. government, Virgin Money bought its platform as a distressed asset. In our view, Virgin Money benefits from strong earnings growth potential as it expands, owing to a fixed cost base (ex-Northern Rock platform) and therefore high operating leverage.

UBM is a global business-to-business event organizer headquartered in the U.K. The majority of its revenues are derived from participating companies in the trade shows, who tend to book attendance one year in advance. We find the company attractive, as it offers steady growth potential and relative immunity to recessions, since companies book in advance and likely still attend trade shows in a downturn. UBM is also debt light.

Conversely, we sold out of the Fund’s positions in Start Today, Banco Bilbau Vizcaya Argentaria (“BBVA”) and Total during the Reporting Period.

We sold the Fund’s position in Start Today, a Japan-based online apparel shopping site, following a period of strong performance and as we viewed its valuation to have become stretched.

We eliminated the Fund’s position in BBVA. Its stock underperformed the MSCI® Index during the Reporting Period due to political uncertainty in Spain following the December 2015 elections. The election resulted in a hung parliament and continued to weigh on the financials sector. We sold the position to avoid exposure to Spanish financials until the political uncertainty is resolved.

We exited the Fund’s position in French integrated oil company Total following a span of relative outperformance. We decided to redeploy capital in other opportunities in the energy sector.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI® Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to telecommunication services increased modestly relative to the MSCI® Index during the Reporting Period, while its relative exposure to energy and information technology decreased modestly. From a country perspective, there were no notable changes made during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no material changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI® Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to Ireland, Belgium, Germany, Sweden, China and Spain relative to the MSCI® Index and less exposure to the U.K., Australia, the Netherlands and Japan relative to the MSCI® Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI® Index in several countries, most notably South Korea, Norway, Italy, France, Singapore, Switzerland and Denmark.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI® Index in consumer staples at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI® Index in industrials, consumer discretionary,

12

PORTFOLIO RESULTS

utilities and materials and rather neutral positions relative to the MSCI® Index in health care, energy, information technology, financials and telecommunication services.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

13

FUND BASICS

Strategic International Equity Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI® Index[2]
Class A	-3.36%	-3.07%
Class C	-3.68	-3.07
Institutional	-3.12	-3.07
Class IR	-3.17	-3.07
Class R	-3.42	-3.07

February 26, 2016–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI® Index[2]
Class R6	9.54%	9.61%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Index is a market capitalization-weighted composite of securities in 22 developed markets. The MSCI® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-12.80%	0.93%	-1.84%	6/25/07
Class C	-9.34	1.33	-1.94	6/25/07
Institutional	-7.34	2.50	-0.82	6/25/07
Class IR	-7.50	2.35	-1.84	11/30/07
Class R	-7.99	1.81	-2.39	11/30/07
Class R6	N/A	N/A	6.75	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class R, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.82%
Class C	2.05	2.57
Institutional	0.90	1.42
Class IR	1.05	1.56
Class R	1.55	2.07
Class R6	0.88	1.40

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell PLC Class A	4.2%	Energy	Netherlands
Anheuser-Busch InBev NV	3.5	Food, Beverage & Tobacco	Belgium
Novartis AG (Registered)	2.8	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Japan Tobacco, Inc.	2.6	Food, Beverage & Tobacco	Japan
Iberdrola SA	2.3	Utilities	Spain
Beiersdorf AG	2.3	Household & Personal Products	Germany
Australia & New Zealand Banking Group Ltd.	2.2	Banks	Australia
Bayer AG (Registered)	2.2	Pharmaceuticals, Biotechnology & Life Sciences	Germany
UBS Group AG (Registered)	2.2	Diversified Financials	Switzerland
Mitsubishi Estate Co. Ltd.	2.0	Real Estate	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

15

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

16

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 95.2%
Australia – 3.9%
1,131,817	Computershare Ltd. (Software & Services)	$8,663,931

France – 15.2%
150,733	Klepierre (REIT)	7,089,344
90,104	Publicis Groupe SA (Media)	6,667,986
307,069	Rexel SA (Capital Goods)	4,655,958
101,194	Safran SA (Capital Goods)	6,976,276
47,978	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	3,954,662
57,735	Vinci SA (Capital Goods)	4,312,130

		33,656,356

Germany – 13.5%
76,684	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	8,862,132
72,386	Beiersdorf AG (Household & Personal Products)	6,499,923
519,400	Commerzbank AG (Banks)	4,870,603
116,937	Covestro AG (Materials)*(a)	4,625,865
62,093	SAP SE (Software & Services)	4,871,882

		29,730,405

Ireland – 7.3%
15,992,012	Bank of Ireland (Banks)*	4,863,942
951,157	C&C Group PLC (Food, Beverage & Tobacco)	4,286,097
112,381	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	7,012,799

		16,162,838

Italy – 2.0%
1,143,636	UniCredit SpA (Banks)	4,435,031

Japan – 19.6%
112,100	Dentsu, Inc. (Media)	5,695,690
144,500	Hoya Corp. (Health Care Equipment & Services)	5,533,523
501,400	Isuzu Motors Ltd. (Automobiles & Components)	5,365,121
377,000	Mitsubishi Estate Co. Ltd. (Real Estate)	7,163,986
84,100	Nidec Corp. (Capital Goods)	6,162,349
384,200	ORIX Corp. (Diversified Financials)	5,434,484
44,500	Pola Orbis Holdings, Inc. (Household & Personal Products)	3,539,007
149,300	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,492,694

		43,386,854

Common Stocks – (continued)
Netherlands – 4.1%
348,075	Royal Dutch Shell PLC Class A (Energy)	$9,117,198

South Korea – 1.9%
98,393	Kia Motors Corp. (Automobiles & Components)	4,126,767

Spain – 5.3%
1,658,440	Banco Popular Espanol SA (Banks)	4,522,031
994,991	Iberdrola SA (Utilities)	7,083,083

		11,605,114

Sweden – 2.1%
388,514	Volvo AB Class B (Capital Goods)	4,556,011

Switzerland – 9.8%
286,127	Credit Suisse Group AG (Registered) (Diversified Financials)*	4,354,413
11,126	Syngenta AG (Registered) (Materials)	4,463,365
18,016	The Swatch Group AG (Consumer Durables & Apparel)	6,146,725
119,611	Wolseley PLC (Capital Goods)	6,699,659

		21,664,162

United Kingdom – 10.5%
759,532	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	6,584,994
73,887	Reckitt Benckiser Group PLC (Household & Personal Products)	7,197,990
135,557	Rio Tinto PLC (Materials)	4,547,435
1,494,586	Vodafone Group PLC (Telecommunication Services)	4,815,313

		23,145,732

TOTAL INVESTMENTS – 95.2%
(Cost $233,086,212)		$210,250,399

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.8%		10,691,479

NET ASSETS – 100.0%		$220,941,878

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,625,865, which represents approximately 2.1% of net assets as of April 30, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 96.4%
Australia – 4.5%
88,297	Australia & New Zealand Banking Group Ltd. (Banks)	$1,618,478
30,221	BHP Billiton PLC (Materials)	412,955
164,818	Computershare Ltd. (Software & Services)	1,261,663

		3,293,096

Belgium – 3.5%
20,304	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	2,518,790

China – 1.3%
217,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	552,749
217,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	366,973

		919,722

Denmark – 1.9%
24,012	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,340,696

France – 10.2%
8,615	Air Liquide SA (Materials)	977,084
27,007	Klepierre (REIT)	1,270,206
11,791	Publicis Groupe SA (Media)	872,572
36,203	Rexel SA (Capital Goods)	548,931
15,188	Safran SA (Capital Goods)	1,047,055
9,787	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	806,709
21,102	Societe Generale SA (Banks)	830,304
14,180	Vinci SA (Capital Goods)	1,059,080

		7,411,941

Germany – 10.6%
6,228	Adidas AG (Consumer Durables & Apparel)	803,520
13,897	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,606,033
18,254	Beiersdorf AG (Household & Personal Products)	1,639,124
74,877	Commerzbank AG (Banks)	702,149
25,780	Covestro AG (Materials)*(a)	1,019,821
16,120	GEA Group AG (Capital Goods)	749,089
14,977	SAP SE (Software & Services)	1,175,111

		7,694,847

Ireland – 5.5%
3,382,198	Bank of Ireland (Banks)*	1,028,690
19,050	Kerry Group PLC Class A (Food, Beverage & Tobacco)	1,697,711
19,630	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,224,951

		3,951,352

Common Stocks – (continued)
Italy – 2.6%
33,680	Moncler SpA (Consumer Durables & Apparel)	$547,427
698,184	Telecom Italia SpA (Telecommunication Services)*	681,758
170,906	UniCredit SpA (Banks)	662,775

		1,891,960

Japan – 19.2%
7,000	Dentsu, Inc. (Media)	355,663
37,100	HIS Co. Ltd. (Consumer Services)	916,317
30,600	Hoya Corp. (Health Care Equipment & Services)	1,171,805
46,700	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,908,066
26,000	Kao Corp. (Household & Personal Products)	1,438,241
43,000	KDDI Corp. (Telecommunication Services)	1,238,647
52,400	Kubota Corp. (Capital Goods)	763,303
78,000	Mitsubishi Estate Co. Ltd. (Real Estate)	1,482,204
16,900	Nidec Corp. (Capital Goods)	1,238,332
80,100	ORIX Corp. (Diversified Financials)	1,133,009
11,800	Pola Orbis Holdings, Inc. (Household & Personal Products)	938,433
42,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,284,916

		13,868,936

Netherlands – 5.4%
9,361	ASML Holding NV (Semiconductors & Semiconductor Equipment)*	904,795
115,452	Royal Dutch Shell PLC Class A (Energy)	3,024,057

		3,928,852

Norway – 1.3%
53,287	Statoil ASA (Energy)	937,920

Singapore – 1.6%
103,105	DBS Group Holdings Ltd. (Banks)	1,166,228

South Korea – 1.0%
16,652	Kia Motors Corp. (Automobiles & Components)	698,413

Spain – 4.4%
148,091	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,017,653
183,180	Banco Popular Espanol SA (Banks)	499,473
232,525	Iberdrola SA (Utilities)	1,655,285

		3,172,411

Sweden – 4.3%
36,786	Hennes & Mauritz AB Class B (Retailing)*	1,309,963

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
37,714	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	$1,189,938
53,822	Volvo AB Class B (Capital Goods)	631,158

		3,131,059

Switzerland – 11.1%
57,232	Credit Suisse Group AG (Registered) (Diversified Financials)*	870,983
26,668	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,029,495
2,848	Syngenta AG (Registered) (Materials)	1,142,519
3,322	The Swatch Group AG (Consumer Durables & Apparel)	1,133,405
90,358	UBS Group AG (Registered) (Diversified Financials)	1,566,397
23,586	Wolseley PLC (Capital Goods)	1,321,101

		8,063,900

United Kingdom – 8.0%
126,398	Aviva PLC (Insurance)	800,793
74,347	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	644,574
136,013	Just Eat PLC (Software & Services)*	764,090
31,983	Melrose Industries PLC (Capital Goods)	174,752
16,171	Rio Tinto PLC (Materials)	542,477
82,526	UBM PLC (Media)	687,580
131,841	Virgin Money Holdings UK PLC (Banks)	704,892
451,279	Vodafone Group PLC (Telecommunication Services)	1,453,947

		5,773,105

TOTAL COMMON STOCKS
(Cost $74,008,683)		$69,763,228

Exchange Traded Fund – 1.5%
United States – 1.5%
92,419	iShares MSCI Japan Fund	$1,055,425
(Cost $1,164,331)

TOTAL INVESTMENTS – 97.9%
(Cost $75,173,014)		$70,818,653

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		1,537,117

NET ASSETS – 100.0%		$72,355,770

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,019,821, which represents approximately 1.4% of net assets as of April 30, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	Focused International Equity Fund	Strategic International Equity Fund
Assets:
Investments, at value (cost $233,086,212 and $75,173,014)	$210,250,399	$70,818,653
Cash	33,149,991	865,833
Foreign currencies, at value (cost $434,349 and $164,147 )	437,164	159,082
Receivables:	—	—
Dividends	623,190	224,048
Foreign tax reclaims	517,746	245,462
Investments sold	93,083	340,756
Fund shares sold	50,911	89,532
Reimbursement from investment adviser	30,105	22,393
Other assets	70,028	—
Total assets	245,222,617	72,765,759

Liabilities:
Payables:
Investments purchased	23,626,870	196,609
Fund shares redeemed	389,020	82,157
Management fees	133,520	50,542
Distribution and Service fees and Transfer Agency fees	36,196	13,580
Accrued expenses	95,133	67,101
Total liabilities	24,280,739	409,989

Net Assets:
Paid-in capital	460,282,441	119,951,588
Undistributed net investment income	4,717,886	278,485
Accumulated net realized loss	(221,203,881)	(43,518,535)
Net unrealized loss	(22,854,568)	(4,355,768)
NET ASSETS	$220,941,878	$72,355,770
Net Assets:
Class A	$43,234,078	$21,166,313
Class C	16,843,021	4,547,421
Institutional	159,836,531	46,180,357
Service	33,877	—
Class IR	983,297	438,051
Class R	—	12,676
Class R6	11,074	10,952
Total Net Assets	$220,941,878	$72,355,770
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,501,889	1,703,508
Class C	1,049,128	406,618
Institutional	9,088,985	3,554,838
Service	1,938	—
Class IR	56,113	35,274
Class R	—	1,012
Class R6	630	844
Net asset value, offering and redemption price per share:(a)
Class A	$17.28	$12.43
Class C	16.05	11.18
Institutional	17.59	12.99
Service	17.48	—
Class IR	17.52	12.42
Class R	—	12.53
Class R6	17.57	12.98

(a)	Maximum public offering price per share for Class A Shares of the Focused International Equity and Strategic International Equity Funds is $18.29 and $13.15, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

	Focused International Equity Fund	Strategic International Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $193,412 and $91,282)	$5,798,550	$904,386

Expenses:
Management fees	989,632	315,457
Distribution and Service fees(a)	138,170	49,208
Transfer Agency fees(a)	85,600	34,724
Registration fees	63,704	55,787
Custody, accounting and administrative services	58,610	52,451
Professional fees	56,039	51,170
Trustee fees	11,641	11,412
Printing and mailing costs	8,067	23,966
Service share fees — Service Plan	42	—
Service share fees — Shareholder Administration Plan	42	—
Other	8,702	869
Total expenses	1,420,249	595,044
Less — expense reductions	(342,095)	(191,163)
Net expenses	1,078,154	403,881
NET INVESTMENT INCOME	4,720,396	500,505

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(5,255,467)	(220,224)
Foreign currency transactions	92,887	7,314
Net change in unrealized gain (loss) on:
Investments	(6,929,023)	(3,012,105)
Foreign currency translation	15,513	31,918
Net realized and unrealized loss	(12,076,090)	(3,193,097)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,355,694)	$(2,692,592)

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(b)
Focused International Equity	$54,705	$83,465	$—	$41,576	$15,858	$27,221	$7	$937	$—	$1
Strategic International Equity	27,100	22,080	28	20,596	4,195	9,544	—	377	11	1

(b)	Commenced operations on February 26, 2016.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Focused International Equity Fund		Strategic International Equity Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$4,720,396	$3,098,565	$500,505	$886,902
Net realized gain (loss)	(5,162,580)	(11,319,078)	(212,910)	354,960
Net change in unrealized gain (loss)	(6,913,510)	8,208,306	(2,980,187)	(2,049,780)
Net decrease in net assets resulting from operations	(7,355,694)	(12,207)	(2,692,592)	(807,918)

Distributions to shareholders:
From net investment income
Class A Shares	(534,931)	(1,737,059)	(178,101)	(849,696)
Class C Shares	(98,242)	(456,968)	(5,202)	(152,361)
Institutional Shares	(2,308,981)	(5,428,826)	(638,376)	(1,528,500)
Service Shares	(118)	(9,843)	—	—
Class IR Shares	(16,690)	(70,733)	(4,313)	(5,027)
Class R Shares	—	—	(22)	(557)
Total distributions to shareholders	(2,958,962)	(7,703,429)	(826,014)	(2,536,141)

From share transactions:
Proceeds from sales of shares	42,830,021	48,121,899	26,497,181	25,441,147
Reinvestment of distributions	2,904,017	7,537,145	799,748	2,501,122
Cost of shares redeemed	(34,724,240)	(78,117,189)	(25,541,200)	(24,346,563)
Net increase (decrease) in net assets resulting from share transactions	11,009,798	(22,458,145)	1,755,729	3,595,706
TOTAL INCREASE (DECREASE)	695,142	(30,173,781)	(1,762,877)	251,647

Net assets:
Beginning of period	220,246,736	250,420,517	74,118,647	73,867,000
End of period	$220,941,878	$220,246,736	$72,355,770	$74,118,647
Undistributed net investment income	$4,717,886	$2,956,452	$278,485	$603,994

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Increase from regulatory settlements
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$17.98	$0.38	(d)	$(0.88)	$(0.50)	$(0.20)	$—
2016 - C	16.67	0.29	(d)	(0.82)	(0.53)	(0.09)	—
2016 - Institutional	18.34	0.42	(d)	(0.89)	(0.47)	(0.28)	—
2016 - Service	18.05	0.39	(d)	(0.90)	(0.51)	(0.06)	—
2016 - IR	18.25	0.34	(d)	(0.83)	(0.49)	(0.24)	—
2016 - R6 (Commenced February 26, 2016)	15.87	0.09	(d)	1.61	1.70	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	18.49	0.21		(0.16)	0.05	(0.56)	—
2015 - C	17.18	0.08		(0.16)	(0.08)	(0.43)	—
2015 - Institutional	18.86	0.29		(0.16)	0.13	(0.65)	—
2015 - Service	18.57	0.14		(0.11)	0.03	(0.55)	—
2015 - IR	18.76	0.26		(0.17)	0.09	(0.60)	—
2014 - A	20.00	0.55	(f)	(1.99)	(1.44)	(0.07)	—
2014 - C	18.65	0.36	(f)	(1.83)	(1.47)	—	—
2014 - Institutional	20.39	0.64	(f)	(2.02)	(1.38)	(0.15)	—
2014 - Service	20.08	0.52	(f)	(1.98)	(1.46)	(0.05)	—
2014 - IR	20.29	0.75	(f)	(2.14)	(1.39)	(0.14)	—
2013 - A	15.58	0.15		4.71	4.86	(0.44)	—
2013 - C	14.60	0.02		4.41	4.43	(0.38)	—
2013 - Institutional	15.92	0.23		4.79	5.02	(0.55)	—
2013 - Service	15.69	0.14		4.72	4.86	(0.47)	—
2013 - IR	15.87	0.16		4.82	4.98	(0.56)	—
2012 - A	14.74	0.28		0.93	1.21	(0.47)	0.10
2012 - C	13.82	0.16		0.87	1.03	(0.35)	0.10
2012 - Institutional	15.07	0.32		0.97	1.29	(0.54)	0.10
2012 - Service	14.85	0.26		0.94	1.20	(0.46)	0.10
2012 - IR	15.06	0.28		0.98	1.26	(0.55)	0.10
2011 - A	16.81	0.42	(h)	(2.22)	(1.80)	(0.27)	—
2011 - C	15.79	0.29	(h)	(2.09)	(1.80)	(0.17)	—
2011 - Institutional	17.18	0.50	(h)	(2.27)	(1.77)	(0.34)	—
2011 - Service	16.92	0.42	(h)	(2.24)	(1.82)	(0.25)	—
2011 - IR	17.22	0.63	(h)	(2.45)	(1.82)	(0.34)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.30 per share and 1.79% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(g)	Total returns reflect the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class C	Institutional	Service	Class IR
For the Fiscal Year Ended October 31, 2012	8.66%	7.81%	9.15%	8.57%	8.92%

(h)	Reflects income recognized from a corporate action which amounted to $0.26 per share and 1.55% of average net assets.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$17.28	(2.85)%	$43,234	1.30	%(e)	1.65	%(e)	4.54	%(d)(e)	30%
16.05	(3.19)	16,843	2.06	(e)	2.40	(e)	3.80	(d)(e)	30
17.59	(2.63)	159,837	0.90	(e)	1.25	(e)	4.98	(d)(e)	30
17.48	(2.90)	34	1.41	(e)	1.75	(e)	4.58	(d)(e)	30
17.52	(2.69)	983	1.05	(e)	1.40	(e)	3.94	(d)(e)	30
17.57	10.71	11	0.88	(e)	1.23	(e)	3.05	(d)(e)	30

17.98	0.34	48,772	1.30		1.64		1.18		105
16.67	(0.42)	18,415	2.05		2.39		0.44		105
18.34	0.74	151,755	0.90		1.24		1.56		105
18.05	0.19	37	1.40		1.73		0.76		105
18.25	0.56	1,268	1.05		1.39		1.38		105
18.49	(7.16)	58,368	1.33		1.63		2.78	(f)	121
17.18	(7.83)	18,247	2.08		2.38		1.97	(f)	121
18.86	(6.79)	170,954	0.93		1.23		3.17	(f)	121
18.57	(7.28)	332	1.43		1.73		2.62	(f)	121
18.76	(6.90)	2,253	1.07		1.38		3.73	(f)	121
20.00	31.94	61,224	1.46		1.69		0.89		189
18.65	30.97	17,910	2.20		2.44		0.15		189
20.39	32.50	112,707	1.06		1.29		1.29		189
20.08	31.86	364	1.56		1.79		0.80		189
20.29	32.36	1,609	1.20		1.44		0.89		189
15.58	9.36 (g)	52,564	1.48		1.72		1.95		144
14.60	8.55 (g)	14,039	2.23		2.47		1.14		144
15.92	9.84 (g)	61,874	1.08		1.31		2.11		144
15.69	9.26 (g)	299	1.58		1.82		1.77		144
15.87	9.61 (g)	30	1.23		1.46		1.87		144
14.74	(10.89)	118,977	1.53		1.67		2.55	(h)	135
13.82	(11.55)	15,883	2.28		2.42		1.86	(h)	135
15.07	(10.53)	28,105	1.13		1.27		2.94	(h)	135
14.85	(10.96)	300	1.63		1.77		2.51	(h)	135
15.06	(10.80)	3	1.28		1.42		3.87	(h)	135

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$12.95	$0.07		$(0.49)	$(0.42)	$(0.10)
2016 - C	11.62	0.02		(0.45)	(0.43)	(0.01)
2016 - Institutional	13.56	0.10		(0.52)	(0.42)	(0.15)
2016 - IR	12.97	0.09		(0.50)	(0.41)	(0.14)
2016 - R	13.00	0.07		(0.51)	(0.44)	(0.03)
2016 - R6 (Commenced February 26, 2016)	11.85	0.06		1.07	1.13	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	13.52	0.15		(0.23)	(0.08)	(0.49)
2015 - C	12.17	0.04		(0.20)	(0.16)	(0.39)
2015 - Institutional	14.13	0.20		(0.23)	(0.03)	(0.54)
2015 - IR	13.55	0.15		(0.20)	(0.05)	(0.53)
2015 - R	13.57	0.11		(0.23)	(0.12)	(0.45)
2014 - A	13.81	0.45	(e)	(0.63)	(0.18)	(0.11)
2014 - C	12.45	0.31	(e)	(0.57)	(0.26)	(0.02)
2014 - Institutional	14.44	0.52	(e)	(0.67)	(0.15)	(0.16)
2014 - IR	13.84	0.40	(e)	(0.56)	(0.16)	(0.13)
2014 - R	13.88	0.41	(e)	(0.63)	(0.22)	(0.09)
2013 - A	11.06	0.14		2.80	2.94	(0.19)
2013 - C	10.01	0.04		2.54	2.58	(0.14)
2013 - Institutional	11.58	0.19		2.93	3.12	(0.26)
2013 - IR	11.11	0.18		2.80	2.98	(0.25)
2013 - R	11.14	0.08		2.85	2.93	(0.19)
2012 - A	10.62	0.20		0.61	0.81	(0.37)
2012 - C	9.64	0.10		0.57	0.67	(0.30)
2012 - Institutional	11.11	0.19		0.71	0.90	(0.43)
2012 - IR	10.70	0.21		0.63	0.84	(0.43)
2012 - R	10.57	0.16		0.64	0.80	(0.23)
2011 - A	11.71	0.28	(f)	(1.25)	(0.97)	(0.12)
2011 - C	10.63	0.17	(f)	(1.12)	(0.95)	(0.04)
2011 - Institutional	12.24	0.25	(f)	(1.22)	(0.97)	(0.16)
2011 - IR	11.70	0.17	(f)	(1.06)	(0.89)	(0.11)
2011 - R	11.64	0.27	(f)	(1.26)	(0.99)	(0.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(f)	Reflects income recognized from a corporate action which amounted to $0.14 per share and 1.22% of average net assets.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.43	(3.36)%	$21,166	1.30	%(d)	1.82	%(d)	1.14	%(d)	42%
11.18	(3.68)	4,547	2.05	(d)	2.57	(d)	0.42	(d)	42
12.99	(3.12)	46,180	0.90	(d)	1.42	(d)	1.53	(d)	42
12.42	(3.17)	438	1.05	(d)	1.57	(d)	1.49	(d)	42
12.53	(3.42)	13	1.56	(d)	2.07	(d)	1.07	(d)	42
12.98	9.54	11	0.88	(d)	1.39	(d)	2.85	(d)	42

12.95	(0.57)	23,111	1.30		1.82		1.11		83
11.62	(1.33)	4,841	2.05		2.57		0.35		83
13.56	(0.15)	45,795	0.90		1.42		1.47		83
12.97	(0.32)	355	1.05		1.56		1.17		83
13.00	(0.84)	17	1.55		2.07		0.86		83
13.52	(1.41)	22,384	1.33		1.77		3.21	(e)	89
12.17	(2.10)	4,873	2.08		2.52		2.44	(e)	89
14.13	(1.05)	45,118	0.93		1.37		3.55	(e)	89
13.55	(1.14)	128	1.07		1.52		2.86	(e)	89
13.57	(1.58)	17	1.58		2.02		2.92	(e)	89
13.81	27.11	23,850	1.47		1.87		1.16		102
12.45	26.06	5,700	2.22		2.62		0.37		102
14.44	27.63	41,058	1.07		1.47		1.51		102
13.84	27.37	65	1.22		1.62		1.49		102
13.88	26.72	17	1.72		2.11		0.61		102
11.06	8.17	21,854	1.45		1.95		1.91		119
10.01	7.35	5,147	2.20		2.70		1.01		119
11.58	8.58	23,684	1.05		1.51		1.68		119
11.11	8.42	79	1.20		1.68		2.01		119
11.14	7.87	7	1.70		2.19		1.49		119
10.62	(8.40)	41,862	1.45		1.78		2.36	(f)	139
9.64	(9.00)	6,643	2.20		2.53		1.63	(f)	139
11.11	(8.04)	6,416	1.05		1.38		2.02	(f)	139
10.70	(7.69)	56	1.20		1.53		1.56	(f)	139
10.57	(8.61)	7	1.70		2.03		2.30	(f)	139

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Focused International Equity	A, C, Institutional, Service, IR and R6+	Diversified
Strategic International Equity	A, C, Institutional, IR, R and R6+	Diversified

+	Class R6 commenced operations on February 26, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

28

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

29

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

30

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Exchange Traded Funds — Investments in exchange-traded funds (“ETFs”) are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an ETF’s accounting policies and investment holdings, please see the ETF’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of April 30, 2016:

FOCUSED INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$47,513,621	$—
Australia and Oceania	—	8,663,931	—
Europe	—	154,072,847	—
Total	$—	$210,250,399	$—

31

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$16,653,299	$—
Australia and Oceania	—	3,293,096	—
Europe	—	49,816,833	—
North America	1,055,425	—	—
Total	$1,055,425	$69,763,228	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2016, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Focused International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.85%	*
Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAMI agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least February 26, 2017, and prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees.

32

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Focused International Equity	$1,986	$244
Strategic International Equity	1,542	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

33

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds are 0.014%. These Other Expense limitations will remain in place through at least February 26, 2017, and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Focused International Equity	$148,446	$728	$192,921	$342,095
Strategic International Equity	—	705	190,458	191,163

G.  Line of Credit Facility — As of April 30, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2016, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 3, 2016.

H.  Other Transactions with Affiliates — As of April 30, 2016, the Goldman Sachs Growth Strategy Portfolio was the beneficial owner of 5% or more of total outstanding shares of the Focused International Equity Fund.

As of April 30, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class R6 Shares of the Focused International Equity Fund and approximately 66% and 100% of the Class R Shares and Class R6 Shares, respectively, of the Strategic International Equity Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Focused International Equity	$64,071,103	$59,978,019
Strategic International Equity	33,110,508	30,285,241

34

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2015, the Funds’ capital loss carryforwards on a tax basis were as follows:

	Focused International Equity	Strategic International Equity
Capital loss carryforwards:(1)
Expiring 2016	$(89,358,426)	$(14,821,928)
Expiring 2017	(106,107,378)	(28,233,535)
Expiring 2019	(9,250,431)	—
Perpetual short-term	(4,531,331)	—
Perpetual long-term	(6,146,886)	—
Total capital loss carryforwards	$(215,394,452)	$(43,055,463)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on October 31 of the year indicated.

As of April 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Focused International Equity	Strategic International Equity
Tax cost	$233,733,061	$75,437,060
Gross unrealized gain	7,610,393	3,789,874
Gross unrealized loss	(31,093,055)	(8,408,281)
Net unrealized security loss	$(23,482,662)	$(4,618,407)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on foreign currency contracts and differences related to the tax treatment of underlying fund investments and passive foreign investment company investments.

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

35

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Focused International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

36

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

37

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Focused International Equity Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	93,793	$1,602,663	293,167	$5,383,781
Shares converted from Class B(a)	—	—	4,363	79,894
Reinvestment of distributions	29,815	520,578	94,946	1,684,348
Shares redeemed	(334,464)	(5,591,946)	(835,896)	(15,008,792)
	(210,856)	(3,468,705)	(443,420)	(7,860,769)
Class B Shares(a)
Shares converted to Class A	—	—	(4,448)	(79,894)
Shares redeemed	—	—	(10,228)	(183,739)
	—	—	(14,676)	(263,633)
Class C Shares
Shares sold	114,486	1,814,194	234,732	3,933,741
Reinvestment of distributions	5,841	94,977	26,339	435,904
Shares redeemed	(176,124)	(2,748,338)	(218,263)	(3,686,491)
	(55,797)	(839,167)	42,808	683,154
Institutional Shares
Shares sold	2,225,023	39,155,185	2,042,402	38,294,257
Reinvestment of distributions	128,053	2,271,654	296,453	5,345,040
Shares redeemed	(1,539,612)	(25,906,572)	(3,126,278)	(57,420,654)
	813,464	15,520,267	(787,423)	(13,781,357)
Service Shares
Shares sold	—	—	516	9,235
Reinvestment of distributions	7	118	63	1,120
Shares redeemed	(108)	(1,715)	(16,435)	(284,841)
	(101)	(1,597)	(15,856)	(274,486)
Class IR Shares
Shares sold	14,937	247,979	26,620	500,885
Reinvestment of distributions	943	16,690	3,938	70,733
Shares redeemed	(29,255)	(475,669)	(81,206)	(1,532,672)
	(13,375)	(211,000)	(50,648)	(961,054)
Class R6 Shares(b)
Shares sold	630	10,000	—	—
	630	10,000	—	—
NET INCREASE (DECREASE)	533,965	$11,009,798	(1,269,215)	$(22,458,145)

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.
(b)	Class R6 Shares commenced operations on February 26, 2016.

38

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	175,677	$2,187,989	287,002	$3,820,054
Shares converted from Class B(a)	—	—	82,120	1,098,759
Reinvestment of distributions	12,966	163,244	64,638	831,893
Shares redeemed	(270,193)	(3,205,026)	(304,568)	(3,998,001)
	(81,550)	(853,793)	129,192	1,752,705
Class B Shares(a)
Shares converted to Class A	—	—	(92,333)	(1,098,759)
Shares redeemed	—	—	(19,706)	(234,677)
	—	—	(112,039)	(1,333,436)
Class C Shares
Shares sold	30,891	339,380	78,335	951,232
Reinvestment of distributions	428	4,859	11,937	138,834
Shares redeemed	(41,256)	(448,456)	(74,129)	(882,624)
	(9,937)	(104,217)	16,143	207,442
Institutional Shares
Shares sold	1,857,577	23,682,635	1,464,658	20,425,892
Reinvestment of distributions	47,740	627,310	113,557	1,525,075
Shares redeemed	(1,727,622)	(21,689,399)	(1,393,101)	(19,206,286)
	177,695	2,620,546	185,114	2,744,681
Class IR Shares
Shares sold	23,294	273,000	19,455	243,705
Reinvestment of distributions	343	4,313	391	5,027
Shares redeemed	(15,772)	(190,601)	(1,894)	(24,975)
	7,865	86,712	17,952	223,757
Class R Shares
Shares sold	342	4,177	20	264
Reinvestment of distributions	2	22	23	293
Shares redeemed	(603)	(7,718)	—	—
	(259)	(3,519)	43	557
Class R6 Shares(b)
Shares sold	844	10,000	—	—
	844	10,000	—	—
NET INCREASE	94,658	$1,755,729	236,405	$3,595,706

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.
(b)	Class R6 Shares commenced operations on February 26, 2016.

39

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example for all share classes other than Class R6 Shares is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016, which represents a period of 182 days of a 366 day year. The example for Class R6 Shares is based on the period from February 26, 2015 through April 30, 2016, which represents a period of 65 out of 366 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Focused International Equity Fund				Strategic International Equity Fund
Share Class	Beginning Account Value 11/01/2015	Ending Account Value 04/30/2016		Expenses Paid for the 6 Months Ended 04/30/2016*	Beginning Account Value 11/01/2015	Ending Account Value 04/30/2016		Expenses Paid for the 6 Months Ended 04/30/2016*
Class A
Actual	$1,000	$971.50		$6.37	$1,000	$966.40		$6.36
Hypothetical 5% return	1,000	1,018.40	+	6.52	1,000	1,018.40	+	6.52
Class C
Actual	1,000	968.10		10.08	1,000	963.20		10.01
Hypothetical 5% return	1,000	1,014.62	+	10.32	1,000	1,014.67	+	10.27
Institutional
Actual	1,000	973.70		4.42	1,000	968.80		4.41
Hypothetical 5% return	1,000	1,020.39	+	4.52	1,000	1,020.39	+	4.52
Service
Actual	1,000	971.00		6.91	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,017.85		7.07	N/A	N/A		N/A
Class IR
Actual	1,000	973.10		5.15	1,000	968.30		5.14
Hypothetical 5% return	1,000	1,019.64	+	5.27	1,000	1,019.64	+	5.27
Class R
Actual	N/A	N/A		N/A	1,000	965.80		7.62
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.11	+	7.82
Class R6(a)
Actual	1,000	1,107.12		1.96	1,000	1,095.36		2.34
Hypothetical 5% return	1,000	1,019.39	+	5.52	1,000	1,018.30	+	6.62

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the periods ended April 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(a)
Focused International Equity	1.30%	2.06%	0.90%	1.41%	1.05%	N/A	1.10%
Strategic International Equity	1.30	2.05	0.90	N/A	1.05	1.56%	1.32

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on February 26, 2016.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 51095-TMPL-06/2016 EQINTSAR16 / 7.9k

Goldman Sachs Funds

Semi-Annual Report	April 30, 2016

Global Managed Beta Fund

Goldman Sachs Global Managed Beta Fund

Portfolio Management Discussion and Performance Summaries	1

Schedule of Investments	5

Financial Statements	7

Financial Highlights	10

Notes to Financial Statements	12

Other Information	24

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Managed Beta Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Global Managed

Beta Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016

(the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return, without sales charges, of -1.41%. This return compares to the -1.28% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Global equity markets declined slightly during the Reporting Period as volatility increased, driven primarily by renewed concerns during January 2016 about weakness in China’s economy. Volatility spiked, with global equities (as represented by the Index) falling 12% from January 2016 through mid-February 2016 before recovering by the end of the Reporting Period. Large swings in energy prices added extra uncertainty about global economic growth prospects, significantly affecting the stocks of energy-sensitive economies, such as those of Canada and emerging markets countries.

Beyond the global equity markets, the price of Eurodollar futures, which move in response to the interest rate offered on U.S. dollar-denominated deposits held in European banks, declined as the Federal Reserve (the “Fed”) hiked the targeted federal funds rate in December 2015. Eurodollar prices then rebounded at the start of 2016 as investors sought safe haven assets amid heightened volatility. U.S. Treasury yields experienced a similar decline due to the “risk off” sentiment. Although riskier asset classes broadly rebounded after mid-February 2016, U.S. Treasury yields stayed below 2%, as the Fed shifted market expectations of interest rate hikes further into 2016.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of global equity asset classes that provide broad beta exposure to the global equity markets. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) During the Reporting Period, the Fund underperformed the Index, largely because of its long exposure to global equities. This positioning detracted significantly at the beginning of 2016 amid substantial market volatility, especially in the Chinese equity markets. On the positive side, the Fund benefited from the effectiveness of its macro hedging strategy through which we seek to diversify the Fund’s overall exposure to global equity asset classes. The macro hedging strategy generated a positive return, partly buffering the losses of the Fund’s global equity positions. The Fund was also helped during the Reporting Period by its lower sensitivity than the Index to energy prices, which was the result of its structural underweight in Canadian equities.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	In terms of its strategic allocation at the beginning of the Reporting Period, the Fund had 97.79% of its total net assets invested in equity-related investments and 2.21% in cash and cash equivalents. The Fund also maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	Because we had a more favorable outlook for the U.S. economy relative to other developed markets economies, we

1

PORTFOLIO RESULTS

allowed the Fund’s exposure to U.S. equities to drift above our target allocation during the Reporting Period, while at the same time maintaining the Fund’s slight underweight in other developed markets equities. Near the end of the Reporting Period, we re-balanced the Fund’s equity exposures relative to our long-term targets. We also added exposure to Canadian equities and decreased the Fund’s exposure to international small-cap equities relative to the Index. Most notably, we partly reduced the Fund’s macro hedge near the end of the Reporting Period because we believed the Fed would keep interest rates “lower for longer” and because the Fund’s macro hedge strategy tends to be less effective during periods of equity drawdowns. (An equity drawdown is a peak-to-trough decline during a specific timeframe.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used equity futures to express passive investment views with greater versatility across the Canadian equity market and the U.S. small-cap equity market. In addition, the Fund used interest rate options and currency forwards to afford greater risk management of macroeconomic and foreign exchange risks in the portfolio. The currency forwards detracted from the Fund’s performance as the U.S. dollar weakened versus other developed markets currencies during the Reporting Period. This was partially offset by gains on the interest rate options within the Fund’s macro hedge strategy. The use of equity futures did not have a material impact on performance during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its strategic allocation at the end of the Reporting Period, the Fund had 98.51% of its total net assets invested in equity-related investments and 1.49% in cash and cash equivalents. The Fund also maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we thought the U.S. economy was in the late stages of recovery, but we believed that, absent external shocks, it still had room to grow. Accordingly, we remained cautiously optimistic on the outlook for riskier asset classes. Overall, we believed the slowdown in economic growth at the beginning of 2016 was temporary and expected growth for the 2016 calendar year to be on par with that of 2015, due in part to the Fed’s supportive monetary policy. However, we recognized that tighter U.S. labor markets and continued accommodative monetary policy could lead to an inflation scare later in 2016. Market concerns about the Fed remaining on hold could, in turn, result in a temporary selloff in riskier asset classes and a more sustained selloff in government bonds.

Broadly speaking, at the end of the Reporting Period, we remained more constructive on equities than on corporate credit and on corporate credit relative to interest rates and increasingly on emerging markets over developed markets. On balance, we believe equities may perform better than bonds in the near term. Our view is based mostly on how high bond yields were at the end of the Reporting Period rather than on anticipation of strong equity market performance. Indeed, we expect equities to remain rather range-bound in the short term. That said, we believe European stocks may advance, driven by improving economic growth, better fundamentals, accommodative monetary policy by the European Central Bank, tailwinds from a weaker euro and thawing credit markets. We expect the U.S. economy to be resilient overall, although U.S. equity returns, in our view, are likely to be muted. In terms of emerging markets equities, we held a marginally positive view at the end of the Reporting Period as better economic data, dovish global central banks and a stabilizing U.S. dollar had helped improve investor sentiment about the asset class. (Dovish tends to imply lower interest rates.) Within emerging markets equities, we continued to focus on China where we believe economic growth is likely to improve in the near term on the back of monetary policy support, though we maintain a cautious view for the longer term.

Looking ahead, we plan to continue positioning the Fund in line with our long-term strategic asset allocation model, maintaining overweights and underweights relative to the Index, and do not anticipate significant tactical changes in the near term. This is likely to result in an overweight to small-cap equities, mainly within developed markets equities other than the U.S., with a commensurate underweight in U.S. large-cap stocks relative to the Index. At the end of the Reporting Period, the Fund’s allocation to emerging markets equities was relatively neutral compared to the Index. Additionally, in anticipation of further Fed rate hikes, we plan to maintain a reduced allocation to our macro hedging strategy as we position the Fund to potentially generate an attractive return with lower sensitivity to market volatility.

2

FUND BASICS

Global Managed Beta Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI All Country World Investable Market Index[2]
Institutional	-1.41%	-1.28%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the MSCI All Country World Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”). The Index captures large, mid and small cap representation across 23 developed markets and 23 emerging markets countries.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	Since Inception	Inception Date
Institutional	-5.18%	4/30/2015

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.62%	0.93%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

3

FUND BASICS

HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
Vanguard S&P 500 ETF	33.2%	Exchange Traded Funds
iShares MSCI EAFE ETF	28.5	Exchange Traded Funds
iShares MSCI EAFE Small-Cap ETF	13.7	Exchange Traded Funds
iShares Core MSCI Emerging Markets ETF	11.0	Exchange Traded Funds
Goldman Sachs Financial Square Government Fund	9.5	Investment Companies

[5]	The holdings may not be representative of the Fund’s future investments.

4

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 86.4%
348,929	iShares Core MSCI Emerging Markets ETF	$14,627,104
651,887	iShares MSCI EAFE ETF	38,089,757
362,154	iShares MSCI EAFE Small-Cap ETF	18,248,940
234,284	Vanguard S&P 500 ETF	44,331,219

TOTAL EXCHANGE TRADED FUNDS
(Cost $113,886,031)		$115,297,020

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – 1.2%
Options on Futures
Credit Suisse International (London) Call – Eurodollar Futures
38	$99.000	06/13/16	$30,875
Credit Suisse International (London) Call – Eurodollar Futures
257	99.125	06/19/17	107,619
Credit Suisse International (London) Call – Eurodollar Futures
248	99.000	09/18/17	153,450
Credit Suisse International (London) Call – Eurodollar Futures
196	98.875	12/18/17	158,025
Credit Suisse International (London) Call – Eurodollar Futures
34	98.875	09/19/16	29,750
Credit Suisse International (London) Call – Eurodollar Futures
14	98.750	12/19/16	14,088
Credit Suisse International (London) Call – Eurodollar Futures
4	98.625	03/13/17	4,850
Credit Suisse International (London) Call – Eurodollar Futures
77	98.375	06/18/18	123,200
Credit Suisse International (London) Call – Eurodollar Futures
37	98.375	03/19/18	58,737
Credit Suisse International (London) Call – Eurodollar Futures
106	98.250	09/17/18	192,125
Credit Suisse International (London) Call – Eurodollar Futures
133	98.125	12/17/18	265,169
Credit Suisse International (London) Call – Eurodollar Futures
45	98.375	06/19/17	75,656
Credit Suisse International (London) Call – Eurodollar Futures
85	98.500	06/13/16	175,312
Credit Suisse International (London) Call – Eurodollar Futures
27	98.625	09/19/16	40,331
Credit Suisse International (London) Call – Eurodollar Futures
49	99.000	12/19/16	24,500
Credit Suisse International (London) Call – Eurodollar Futures
6	98.875	12/19/16	4,388
Credit Suisse International (London) Call – Eurodollar Futures
58	99.000	09/19/16	33,712
Credit Suisse International (London) Call – Eurodollar Futures
88	98.875	06/13/16	99,000
Credit Suisse International (London) Call – Eurodollar Futures
529	99.375	09/19/16	16,531
Credit Suisse International (London) Call – Eurodollar Futures
64	99.250	06/13/16	13,600

Option Contracts Purchased – (continued)
Options on Futures – (continued)
Credit Suisse International (London) Call – Eurodollar Futures
30	$98.750	03/13/17	$28,688

			1,649,606

TOTAL OPTION CONTRACTS PURCHASED
(Cost $1,981,817)			$1,649,606

Shares	Distribution Rate	Value
Investment Company(a)(b) – 9.5%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
12,726,587	0.250%	$12,726,587
(Cost $12,726,587)

TOTAL INVESTMENTS – 97.1%
(Cost $128,594,435)		$129,673,213

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		3,810,441

NET ASSETS – 100.0%		$133,483,654

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated Fund.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	CAD	1,610,000	USD	1,264,961	$1,283,185	06/15/16	$18,225
	CHF	10,000	USD	10,428	10,445	06/15/16	17
	ILS	40,000	USD	10,663	10,714	06/15/16	52
	JPY	19,000,000	USD	174,278	178,795	06/15/16	4,517
	NOK	50,000	USD	6,158	6,208	06/15/16	50
	SEK	75,000	USD	9,300	9,355	06/15/16	55
	USD	62,389	AUD	80,000	60,710	06/15/16	1,679
	USD	65,793	HKD	510,000	65,776	06/15/16	17
	USD	29,916	SGD	40,000	29,711	06/15/16	206
TOTAL							$24,818

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	USD	2,093,069	AUD	2,880,000	2,185,573	06/15/16	$(92,504)
	USD	2,864,174	CHF	2,840,000	2,966,476	06/15/16	(102,302)
	USD	607,420	DKK	4,150,000	639,391	06/15/16	(31,972)
	USD	9,386,685	EUR	8,620,000	9,884,339	06/15/16	(497,655)
	USD	6,124,557	GBP	4,345,000	6,349,548	06/15/16	(224,990)
	USD	933,056	HKD	7,250,000	935,053	06/15/16	(1,997)
	USD	206,107	ILS	800,000	214,285	06/15/16	(8,178)
	USD	7,047,277	JPY	797,000,000	7,499,980	06/15/16	(452,703)
	USD	178,625	NOK	1,550,000	192,461	06/15/16	(13,836)
	USD	52,953	NZD	80,000	55,722	06/15/16	(2,769)
	USD	891,253	SEK	7,650,000	954,221	06/15/16	(62,968)
	USD	387,500	SGD	540,000	401,093	06/15/16	(13,595)
TOTAL							$(1,505,469)

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	106	June 2016	$11,952,560	$627,412
S&P Toronto Stock Exchange 60 Index	33	June 2016	4,280,242	17,599
TOTAL				$645,011

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Assets and Liabilities

April 30, 2016 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $115,867,848)	$116,946,626
Investments of affiliated issuers, at value (cost $12,726,587)	12,726,587
Cash	2,702,093
Unrealized gain on forward foreign currency exchange contracts	24,818
Receivables:
Collateral on certain derivative contracts(a)	2,451,711
Investments sold	962,564
Reimbursement from investment adviser	67,050
Dividends and interest	2,119
Total assets	135,883,568

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	1,505,469
Variation margin on certain derivative contracts	109,507
Payables:
Fund shares redeemed	700,000
Management fees	5,592
Transfer Agency fees	2,187
Investments purchased	2,119
Accrued expenses	75,040
Total liabilities	2,399,914

Net Assets:
Paid-in capital	133,893,129
Undistributed net investment income	23,194
Accumulated net realized loss	(675,807)
Net unrealized gain	243,138
NET ASSETS	$133,483,654
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	14,178,882
Net asset value, offering and redemption price per share:	$9.41

(a)	Includes amount segregated for initial margin and/or collateral on forward and futures transactions of $1,610,000 and $841,711, respectively.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statement of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

Investment income:
Dividends — unaffiliated issuers	$1,198,671
Dividends — affiliated issuers	7,931
Total investment income	1,206,602

Expenses:
Management fees	195,439
Professional fees	58,193
Printing and mailing costs	25,185
Custody, accounting and administrative services	17,657
Transfer Agency fees	13,029
Trustee fees	10,470
Other	9,837
Total expenses	329,810
Less — expense reductions	(202,183)
Net expenses	127,627
NET INVESTMENT INCOME	1,078,975

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(232,251)
Futures contracts	(365,765)
Forward foreign currency exchange contracts	423,771
Net change in unrealized gain (loss) on:
Investments	(1,177,000)
Futures contracts	248,323
Forward foreign currency exchange contracts	(1,626,534)
Net realized and unrealized loss	(2,729,456)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,650,481)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015(a)
From operations:
Net investment income	$1,078,975	$298,117
Net realized loss	(174,245)	(16,536)
Net change in unrealized gain (loss)	(2,555,211)	2,798,349
Net increase (decrease) in net assets resulting from operations	(1,650,481)	3,079,930

Distributions to shareholders:
From net investment income	(1,511,756)	—
From net realized gains	(327,168)	—
Total distributions to shareholders	(1,838,924)	—

From share transactions:
Proceeds from sales of shares	6,950,005	136,000,015
Reinvestment of distributions	1,838,924	—
Cost of shares redeemed	(8,800,005)	(2,095,810)
Net increase (decrease) in net assets resulting from share transactions	(11,076)	133,904,205
TOTAL INCREASE (DECREASE)	(3,500,481)	136,984,135

Net assets:
Beginning of period	136,984,135	—
End of period	$133,483,654	$136,984,135
Undistributed net investment income	$23,194	$455,975

(a)	Commenced operations on April 30, 2015.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - Institutional Shares	$9.68	$0.08	$(0.22)	$(0.14)	$(0.11)	$(0.02)	$(0.13)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional Shares (Commenced April 30,2015)	10.00	0.05	(0.37)	(0.32)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Portfolio Turnover rounds to less than 0.5%.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)(d)	Ratio of total expenses to average net assets(c)(d)	Ratio of net investment income to average net assets(d)	Portfolio turnover rate(e)

$9.41	(1.41)%	$133,484	0.20%	0.51%	1.66%	9%

9.68	(3.20)	136,984	0.37	0.68	1.04	—	(f)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Global Managed Beta Fund (the “Fund”) is a diversified fund that currently offers one class of shares — Institutional Shares. The Fund commenced operations on April 30, 2015. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

12

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Institutional Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When the Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

15

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2016:

GLOBAL MANAGED BETA FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$115,297,020	$—	$—
Investment Company	12,726,587	—	—
Total	$128,023,607	$—	$—

Derivative Type
Assets
Option Contracts Purchased	$1,649,606	$—	$—
Forward Foreign Currency Exchange Contracts(a)	—	24,818	—
Futures Contracts(a)	645,011	—	—
Total	$2,294,617	$24,818	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,505,469)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

16

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2016. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest	Investment, at value	$1,649,606	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	24,818	Payable for unrealized loss on forward foreign currency exchange contracts	(1,505,469)
Equity	Variation margin on certain derivative contracts(a)	645,011	—	—
Total		$2,319,435		$(1,505,469)
(a)	Represents unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest	Net realized gain (loss) from investment/ Net change in unrealized gain (loss) on investments	$666,740	$(436,469)	16
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and/ Net change in unrealized gain (loss) on forward foreign currency exchange contracts	423,771	(1,626,534)	36
Equity	Net realized gain (loss) on futures contracts/ Net change in unrealized gain (loss) on futures contracts	(365,765)	248,323	112
Total		$724,746	$(1,814,680)	164

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2016.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2016:

	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forward Currency Contracts	Forward Currency Contracts
Morgan Stanley & Co. International PLC	$24,818	$(1,505,469)	$(1,480,651)	$1,480,651	$—
Total	$24,818	$(1,505,469)	$(1,480,651)	$1,480,651	$—

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.30% of the Institutional Shares Class’ average daily net assets.

GSAM has agreed to waive all management fees payable by the Fund. This arrangement will remain in place through at least February 26, 2017 and prior to such date GSAM may not terminate this arrangement without the approval of the Trustees. For the six months ended April 30, 2016, GSAM waived $195,439 in management fees.

The Fund invests in FST Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to reduce or limit “Other Expenses” in an amount equal to any management fee it earns as the investment adviser to any of the affiliated money market funds in which the Fund invest. These Other Expense limitations will remain in place through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

For the six months ended April 30, 2016 these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fees	Other Expense Reimbursements	Total Expense Reimbursements
$195,439	$6,744	$202,183

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of the Institutional Shares.

C.  Line of Credit Facility — As of April 30, 2016, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2016, the Fund did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 3, 2016.

D.  Other Transactions with Affiliates — For the six months ended April 30, 2016, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as Futures Commission Merchant, on behalf of the Fund.

The table below shows the transaction in and earnings from investments in the Underlying Fund For the six months ended April 30, 2016:

Underlying Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 4/30/2016	Dividend Income
Goldman Sachs Financial Square Government Fund	$9,060,782	$20,996,224	$(17,330,419)	$12,726,587	$7,931

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2016, were $11,071,613 and $15,350,937, respectively.

7. TAX INFORMATION

As of April 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Global Managed Beta
Tax Cost	$128,594,435
Gross unrealized gain	2,606,450
Gross unrealized loss	(1,527,672)
Net unrealized security gain	$1,078,778

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to net mark-to-market gains/losses on regulated futures and options contracts, net mark-to-market gain/loss on foreign currency contracts.

GSAM has reviewed the Fund’s tax positions for the current open tax year and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Fund investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives also can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Period Ended October 31, 2015(a)
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	768,426	$6,950,005	14,383,148	$136,000,015
Reinvestment of distributions	195,312	1,838,924	—	—
Shares redeemed	(937,496)	(8,800,005)	(230,508)	(2,095,810)
NET INCREASE (DECREASE)	26,242	$(11,076)	14,152,640	$133,904,205

(a)	Commenced operations on April 30, 2015.

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GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Fund Expenses — Six Month Period Ended April 30, 2016 (Unaudited)

As a shareholder of Institutional Shares of the Fund, you incur ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016, which represents a period of 182 days out of 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*
Institutional
Actual	$1,000.00	$985.90		$0.99
Hypothetical 5% return	1,000.00	1,023.87	+	1.01

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended April 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.20%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Qs. The Fund’s Forms N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 50860-TMPL-06/2016 MGDBETASAR-16 / 118

Goldman Sachs Funds

Semi-Annual Report	April 30, 2016

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity Insights Funds

■	EMERGING MARKETS EQUITY INSIGHTS

■	INTERNATIONAL EQUITY INSIGHTS

■	INTERNATIONAL SMALL CAP INSIGHTS

Investment Process	1

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	24

Financial Statements	44

Financial Highlights	48

Notes to the Financial Statements	54

Other Information	72

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

■	Comprehensive – We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

■	Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■	Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■	Blend top-down market views with bottom-up stock selection.

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Achieve excess returns by taking many small diversified stock positions. Additionally, in the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund we take intentional country bets.

1

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the Six-Month Period Ended April 30, 2016

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2016 (the “Reporting Period”).

We enhanced our Management theme in Europe and the emerging markets by expanding the scope of an existing signal that looks at managements’ personal transactions in the stock of their respective company. Corporate executives purchasing or selling shares can potentially signal their conviction in the company’s stock when assessed under the right circumstances. We obtain and analyze this information through regulatory filings for more than 7,500 companies globally. In addition, we expanded the scope of two signals within our global linkages theme. First, we extended a signal, which analyzes patent data to identify economically linked companies, to all investment regions. We now analyze about 40 million patents from various patent offices for more than 3,000 companies globally to establish the economic linkages between stocks of various industries. Second, we extended a signal that establishes economic linkages between companies in the automotive supply chain from Japan to the Europe investment region. We take a differentiated, region-specific approach and analyze the potential relationships between the stock returns of suppliers and manufacturers multiple levels down the supply chain. During the Reporting Period, we also extended a signal within our Profitability theme to the emerging markets and Japan investment regions. The signal analyzes web traffic data that we believe can potentially forecast corporate revenue growth. We analyze this information for about 4,000 companies spanning across various sectors. Furthermore, during the Reporting Period, we enhanced certain investment themes specific to our country/currency selection model. Specifically, we enhanced our Valuation theme with the addition of a residual income model-based valuation metric. We favor markets that generate higher earnings and are growing faster; we consider growth more valuable in markets with higher valuations. We also enhanced our Risk Premium theme by incorporating the change in forecasted earnings to price. We favor markets where forecasted earnings to price is increasing, as we consider this a proxy for higher distress risk (i.e., cheaper valuations) with positive premia.

2

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Changes to the International Equity Insights Funds’ Portfolio Management Team

On February 5, 2016, Ron Hua, Chief Investment Officer of Equity Alpha Strategies for the Quantitative Investment Strategies (“QIS”) Team, announced his intention to retire from Goldman Sachs Asset Management, L.P. (“GSAM”). As such, effective that date, Mr. Hua no longer had portfolio management responsibilities for the International Equity Insights Funds (the “Funds”). Effective February 5, 2016, Armen Avanessians assumed the responsibilities as Chief Investment Officer of GSAM’s Equity Alpha Team, overseeing research, portfolio management and implementation for all of the Funds. As always, the Quantitative Investment Strategies platform is organized into a series of specialist portfolio management teams that focus on generating and implementing investment ideas within their area of expertise. Investment decisions are made by these portfolio management teams, rather than by one portfolio manager or committee. Ultimate accountability for each of the Funds resides with the senior portfolio managers dedicated to each Team strategy, who oversee their respective research, portfolio management and implementation processes.

3

MARKET REVIEW

Goldman Sachs International Equity

Insights Funds

Market Review

Emerging markets equities finished the six-month period ended April 30, 2016 (the “Reporting Period”) approximately where they started, while international developed markets equities declined.

Emerging Markets Equities

Emerging markets equities were roughly flat during the Reporting Period. The MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “MSCI® EM Index”) posted a return of -0.13%.* While absolute returns were disappointing, emerging markets equities outpaced developed markets equities, as measured by the MSCI® Europe, Australasia, Far East (“EAFE”) Index. Weakness in emerging market equities for most of the Reporting Period reflected concerns about slowing economic growth, particularly in China, and the impact of weak commodity prices, particularly oil prices.

There was broad emerging markets “risk off” sentiment in November 2015, as the Reporting Period began, on a combination of Federal Reserve (“Fed”) rate hike concerns and disappointing macroeconomic data and negative news flow from China. When the Fed finally hiked U.S. interest rates by 25 basis points in December 2015, the fairly dovish language in its statement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage market sentiment. (A basis point is 1/100th of a percentage point. Dovish language tends to suggest lower interest rates.)

Emerging market equities suffered a rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Market sentiment improved in February 2016, and emerging market equities stabilized as global central banks set a more accommodative tone. For example, the Bank of Japan (“BoJ”) introduced negative interest rates in late January 2016 and the People’s Bank of China eased, while the Fed released dovish remarks in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and a commodity price rebound, helped to drive a strong recovery in emerging markets equities. Notably, the European Central Bank implemented heavy easing, cutting its deposit rate to -40 basis points and raising its monthly quantitative easing purchases. The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and Chinese economic growth concerns abated with modestly improving economic data. The Fed left rates unchanged but expressed less concern about market volatility and global economic growth, opening up the possibility of a June 2016 rate hike. However, global sentiment moderated near the end of April 2016, as the BoJ disappointed markets by not implementing additional monetary stimulus.

Materials and energy were the best performing sectors in the MSCI® EM Index during the Reporting Period, followed at some distance by consumer staples and utilities, the only other two sectors in the MSCI® EM Index to post a positive absolute return during the Reporting Period. Health care and industrials were the weakest sectors in the MSCI® EM Index during the Reporting Period, followed by information technology and consumer discretionary.

*	All index returns are expressed in U.S. dollar terms.

4

MARKET REVIEW

From a country perspective, Hungary, Brazil and Peru were by a wide margin the best performing individual country constituents of the MSCI® EM Index for the Reporting Period. Turkey, Indonesia, Russia and Malaysia also notably outpaced the MSCI® EM Index during the Reporting Period. Conversely, Greece was by far the weakest individual country constituent of the MSCI® EM Index during the Reporting Period, followed at some distance by China, Qatar and India which also significantly lagged the MSCI® EM Index during the Reporting Period.

International Equities

International equities lost ground during the Reporting Period. The MSCI® EAFE Index posted a return of -3.07%.* Central bank policy, economic sluggishness, currency movements and oil price shifts were some of the biggest themes dominating the international equities markets.

After holding the targeted federal funds rate in September and October 2015, in light of external risks, the Fed voted unanimously for a 25 basis point interest rate increase in December 2015, a move largely expected by the markets. (A basis point is 1/100th of a percentage point.) However, the fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped to somewhat assuage the markets. The BoJ announced supplementary support for its quantitative and qualitative easing programs. While the European Central Bank (“ECB”) also lowered its deposit rate by 10 basis points and announced an extension of its quantitative easing program at its December 2015 meeting, market reaction was one of disappointment as more had been expected.

International equities suffered a rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Sentiment improved following a dovish January ECB press conference and the BoJ’s introduction of negative interest rates. In turn, international equities stabilized a bit in February 2016. However, the MSCI® EAFE Index still fell 1.83% in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to finally drive a global equity market recovery. Notably, the ECB implemented heavy easing, cutting its deposit rate to -40 basis points and raising its monthly quantitative easing purchases. The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and Chinese economic growth concerns abated with modestly improving economic data. Both the ECB and BoJ were on hold in April 2016. BoJ inaction came as a major disappointment against expectations of further easing, causing international equities to sell off once again and the yen to appreciate. Relative currency appreciation was exacerbated by U.S. dollar weakness following a weaker than expected first quarter U.S. Gross Domestic Product (“GDP”) release and an uneventful Fed meeting during which rates were left unchanged.

During the Reporting Period, materials, consumer staples, energy and industrials were the only sectors in the MSCI® EAFE Index to post a positive return. The weakest performing sectors in the MSCI® EAFE Index during the Reporting Period were financials and consumer discretionary, followed at some distance by health care.

*	All index returns are expressed in U.S. dollar terms.

5

MARKET REVIEW

From a country perspective, New Zealand was the strongest individual country constituent in the MSCI® EAFE Index, followed by Australia and Denmark. Italy was the weakest individual country constituent in the MSCI® EAFE Index during the Reporting Period, followed by Spain and Israel.

In the international small cap arena, equities provided a positive return during the Reporting Period, with the MSCI® EAFE Small Cap Index (Net, USD, Unhedged) (“MSCI® EAFE Small Cap Index”) gaining 2.46%. The strongest performing sectors in the MSCI® EAFE Small Cap Index were consumer staples, health care and materials, while energy, telecommunication services and financials were the weakest performing sectors.

From a country perspective, New Zealand, Australia and Finland were the strongest performing individual country constituents in the MSCI® EAFE Small Cap Index during the Reporting Period. Portugal, Hong Kong and the U.K. were the weakest performing individual country constituents in the MSCI® EAFE Small Cap Index during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

6

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -0.36%, -0.70%, -0.10%, -0.19%, -0.41% and -0.06%, respectively. These returns compare to the -0.13% cumulative total return of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. During the Reporting Period, the Fund benefited from our stock selection strategy, which uses fundamental research and stock selection models based on six investment themes. However, it underperformed the Index, largely due to the underperformance of our Management theme. Our country/currency selection strategy contributed positively.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to the Fund’s relative returns. Valuation was our best performing theme. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum, Sentiment and Quality also added to relative results. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative results during the Reporting Period.

The impact of our Profitability theme on relative performance was rather neutral during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

7

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our stock selection added to the Fund’s relative performance. Investments in the energy, information technology and materials sectors contributed positively. Stock picks in the financials, consumer staples and health care sectors detracted from results.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in BM&F Bovespa, a Brazil-based stock exchange; Lotte Chemical, a South Korea-based chemical company; and Rosneft Oil, a Russia-based oil company. We chose to overweight BM&F Bovespa due to our positive views on Sentiment, Management and Momentum, while the overweight in Lotte Chemical was the result of our positive views on Momentum, Valuation and Quality. The Fund was overweight Rosneft Oil because of our positive views on Valuation, Quality and Sentiment.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	The Fund was hurt by overweight positions in JBS, People’s Insurance Company Group of China and Fubon Financial Holding. Our positive views on Valuation and Momentum led us to overweight JBS, a Brazil-based meat processing company. The overweight in People’s Insurance Company Group of China was based on our positive views on Sentiment and Valuation. We adopted the overweight in Taiwan-based Fubon Financial Holding as a result of our positive views on Valuation and Management.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy enhanced relative performance during the Reporting Period. Overweight positions in Hungary, Turkey and Russia contributed positively. The Fund was hampered by underweight positions in Brazil and Malaysia, as well as by an overweight in Poland.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy—Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments as part of its investment process.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we increased the size of the Fund’s overweight position in China. We reduced the size of the Fund’s underweight positions in Malaysia and South Africa. In addition, we moved within the Fund from a neutral position compared to the Index in Taiwan to an underweight position and from an overweight position compared to the Index in Mexico to a neutral position. We also reduced the size of the Fund’s overweight in Turkey.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the energy, materials and industrials sectors. Compared to the Index, the Fund was underweight the telecommunication services, consumer discretionary, utilities, consumer staples and health care sectors. The Fund was relatively neutral compared to the Index in the information technology and financials sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight China, South Korea, Brazil, Turkey and Russia relative to the Index at the end of the Reporting Period. Compared to the Index, the Fund was underweight Taiwan, Malaysia, South Africa and Chile. The Fund was relatively neutral compared to the Index in Thailand, United Arab Emirates, Hungary, the Czech Republic, Indonesia, Egypt, Mexico, Greece, Peru, India, Colombia, Qatar, the Philippines and Poland at the end of the Reporting Period.

8

FUND BASICS

Emerging Markets Equity Insights Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI@ Emerging Markets Standard Index[2]
Class A	-0.36%	-0.13%
Class C	-0.70	-0.13
Institutional	-0.10	-0.13
Class IR	-0.19	-0.13
Class R	-0.41	-0.13
Class R6	-0.06	-0.13

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Standard Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2016, the MSCI® Emerging Markets Standard Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-14.32%	-3.60%	-2.44%	10/5/07
Class C	-10.96	-3.26	-2.47	10/5/07
Institutional	-9.03	-2.14	-1.40	10/5/07
Class IR	-9.23	-2.31	1.85	8/31/10
Class R	-9.60	N/A	-1.96	2/28/14
Class R6	N/A	N/A	-6.97	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.55%	1.67%
Class C	2.30	2.42
Institutional	1.15	1.27
Class IR	1.30	1.42
Class R	1.80	1.93
Class R6	1.14	1.28

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Total Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	2.8%	Technology Hardware & Equipment	South Korea
Tencent Holdings Ltd.	2.8	Software & Services	China
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.6	Semiconductors & Semiconductor Equipment	Taiwan
Baidu, Inc. ADR	2.3	Software & Services	China
China Mobile Ltd.	2.2	Telecommunication Services	Hong Kong
Industrial & Commercial Bank of China Ltd. Class H	2.2	Banks	China
POSCO	2.0	Materials	South Korea
Hon Hai Precision Industry Co. Ltd.	1.9	Technology Hardware & Equipment	Taiwan
Vanguard FTSE Emerging Markets Fund	1.8	Exchange Traded Fund	United States
Ultrapar Participacoes SA	1.8	Energy	Brazil

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

10

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at April 30, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -0.46%, -0.95%, -0.34%, -0.65%, -0.34%, -0.70% and -0.31%, respectively. These returns compare to the -3.07% cumulative total return of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. Our bottom-up stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to relative performance during the Reporting Period. Our country/currency selection strategy also contributed positively.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative performance. Our best performing theme was Momentum. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Quality and Valuation also enhanced results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative results during the Reporting Period.

12

PORTFOLIO RESULTS

The impact of our Profitability theme on relative performance was rather neutral during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection bolstered the Fund’s relative returns. Stock picks in the consumer discretionary, financials and health care sectors added to relative performance. Holdings in the materials and energy sectors detracted from results.

Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

The Fund benefited from overweight positions in Actelion, a Switzerland-based pharmaceutical company, and Treasury Wine Estates, an Australian-based winemaking and distribution business. Our positive views on Sentiment and Valuation resulted in the Fund’s overweight in Actelion, while we assumed the overweight in Treasury Wine Estates due to our positive views on Momentum and Management. An underweight position in Japan-based Toyota Motor also added to relative performance. The Fund was underweight the stock because of our negative views on Quality and Sentiment.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	The Fund was hampered by overweight positions in Japan-based Mitsubishi UFJ Financial Group and in China Travel International Investment Hong Kong, which operates tourist attractions, golf clubs, hotels and other travel related activities. We adopted the overweight in Mitsubishi UFJ Financial Group based on our positive views on Valuation and Momentum. The Fund was overweight China Travel International Investment Hong Kong because of our positive views on Momentum and Valuation. An underweight position in Netherlands-headquartered oil and gas company Royal Dutch Shell also detracted from the Fund’s relative performance. We chose to underweight Royal Dutch Shell primarily as a result of our negative views on Sentiment.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy enhanced Fund returns during the Reporting Period. Overweight positions in Denmark and Japan and an underweight in Italy added most to relative returns. The Fund was hurt by underweight positions in Australia and Belgium.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives had a significantly negative impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted within the Fund from a neutral position relative to the Index to an overweight position in Germany. We moved from an underweight to a neutral position in Switzerland. We also reduced the size of Fund’s underweight position in Australia. Furthermore, we substantially reduced the size of the Fund’s overweight positions compared to the Index in Japan and the Netherlands.

13

PORTFOLIO RESULTS

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the financials and utilities sectors. The Fund was relatively neutral compared to the Index in the industrials, telecommunication services, energy, consumer discretionary, information technology and consumer staples sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Germany, the Netherlands, Denmark, Japan, Sweden and Norway. Compared to the Index, the Fund was underweight in the U.K., Australia and Spain. The Fund was relatively neutral compared to the Index in Portugal, Switzerland, Hong Kong, Austria, France, New Zealand, Italy, Ireland, Belgium, Israel, Finland and Singapore.

14

FUND BASICS

International Equity Insights Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI® EAFE Standard Index (Net, USD, Unhedged)[2]
Class A	-0.46%	-3.07%
Class C	-0.95	-3.07
Institutional	-0.34	-3.07
Service	-0.65	-3.07
Class IR	-0.34	-3.07
Class R	-0.70	-3.07
Class R6	-0.31	-3.07

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. As of April 30, 2016, the MSCI® EAFE Standard Index consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.55%	1.37%	0.87%	2.87%	8/15/97
Class C	-2.92	1.74	0.69	2.52	8/15/97
Institutional	-0.75	2.94	1.86	3.69	8/15/97
Service	-1.25	2.41	1.34	3.18	8/15/97
Class IR	-0.97	2.76	N/A	-1.14	11/30/07
Class R	-1.32	2.27	N/A	-1.59	11/30/07
Class R6	N/A	N/A	N/A	-6.03	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.27%	1.37%
Class C	2.01	2.12
Institutional	0.87	0.97
Service	1.37	1.47
Class IR	1.01	1.13
Class R	1.52	1.62
Class R6	0.84	0.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Total Net Assets	Line of Business	Country
Roche Holding AG	2.5%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
British American Tobacco PLC	2.3	Food, Beverage & Tobacco	United Kingdom
ING Groep NV CVA	1.6	Banks	Netherlands
Actelion Ltd. (Registered)	1.6	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
BP PLC ADR	1.4	Energy	United Kingdom
GlaxoSmithKline PLC ADR	1.4	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
BASF SE	1.4	Materials	Germany
Reckitt Benckiser Group PLC	1.4	Household & Personal Products	United Kingdom
Deutsche Telekom AG (Registered)	1.4	Telecommunication Services	Germany
Sanofi	1.3	Pharmaceuticals, Biotechnology & Life Sciences	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 3.4% of the Fund’s net assets at April 30, 2016. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares generated cumulative total returns, without sales charges, of 2.05%, 1.58%, 2.18%, 2.10% and 2.40%, respectively. These returns compare to the 2.46% cumulative total return of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with four of our quantitative model’s six investment themes contributing positively to relative returns. However, the Fund underperformed the Index, largely because of the underperformance of our Management investment theme.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative performance. Our best performing theme was Momentum. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Valuation and Quality also enhanced results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative results during the Reporting Period.

The impact of our Profitability theme on relative performance was rather neutral during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think

18

PORTFOLIO RESULTS

may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection contributed positively. Investments in the consumer discretionary, information technology and financials sectors added to relative returns. Stock choices in the health care, consumer staples and industrials sectors detracted from results.

Q	Which stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	The Fund benefited from overweight positions in BE Semiconductor Industries, which is headquartered in the Netherlands and Switzerland; Georg Fischer, a Switzerland-based provider of piping systems, automotive components and machining solutions; and Advance Residence Investment, a Japan-based real estate investment trust. We chose to overweight BE Semiconductor Industries and Georg Fischer based on our positive views on Valuation and Sentiment. Our positive views on Momentum and Valuation led us to overweight Advance Residence Investment.

Q	Which stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	The Fund was hurt by overweight positions in Japan Display, a liquid crystal display technology joint venture, and Regus, a Belgium-based operator of business centers around the world. We assumed the overweight in Japan Display due to our positive views on Valuation and Quality, while the overweight in Regus was the result of our positive views on Sentiment and Momentum. An underweight in Japan-based biopharmaceutical company Sosei Group also detracted from relative performance. The Fund was underweight the stock because of our negative views on Valuation and Momentum.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, the Fund benefited during the Reporting Period from its overweight positions relative to the Index in the Netherlands, Switzerland and Germany. Compared to the Index, the Fund was hampered by its underweight positions in the U.K. and New Zealand. Its overweight position in France also dampened relative performance. Security selection in all six countries added positively to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives had a negative impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted within the Fund from neutral positions relative to the Index in the Netherlands and Italy to overweight positions. We also increased the size of the Fund’s overweight in Japan. In addition, we increased the size of the Fund’s underweight compared to the Index in the U.K., moved from a neutral position in France to an underweight position, and shifted from an overweight position in Spain to a neutral position.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, materials and consumer staples sectors relative to the Index. Compared to the Index, the Fund was underweight the financials, consumer discretionary and telecommunication services sectors. The Fund was relatively neutral compared to the Index in the energy, utilities, health care and industrials sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Japan, Italy and the Netherlands relative to the Index. Compared to the Index, the Fund was underweight the U.K., Singapore, France and Hong Kong. The Fund was relatively neutral compared to the Index in Belgium, Germany, Norway, Sweden, Australia, Switzerland, Portugal, Spain, Denmark, Austria, Finland, New Zealand, Israel and Ireland at the end of the Reporting Period.

19

FUND BASICS

International Small Cap Insights Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI® EAFE Small Cap Index (Net, USD, Unhedged)[2]
Class A	2.05%	2.46%
Class C	1.58	2.46
Institutional	2.18	2.46
Class IR	2.10	2.46
Class R6	2.40	2.46

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]	The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. MSCI® selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-3.02%	4.95%	2.68%	9/28/07
Class C	0.88	5.39	2.63	9/28/07
Institutional	3.17	6.59	3.79	9/28/07
Class IR	2.99	6.44	11.10	8/31/10
Class R6	N/A	N/A	-1.69	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.39%
Class C	2.05	2.14
Institutional	0.90	0.99
Class IR	1.05	1.14
Class R6	0.90	0.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Total Net Assets	Line of Business	Country
Georg Fischer AG (Registered)	1.2%	Capital Goods	Switzerland
Aurubis AG	1.0	Materials	Germany
OZ Minerals Ltd.	1.0	Materials	Australia
Advance Residence Investment Corp.	1.0	Real Estate Investment Trust	Japan
OKUMA Corp.	1.0	Capital Goods	Japan
Aperam SA	0.9	Materials	Luxembourg
Software AG	0.9	Software & Services	Germany
The Star Entertainment Group Ltd.	0.9	Consumer Services	Australia
Gerresheimer AG	0.9	Pharmaceuticals, Biotechnology & Life Sciences	Germany
BE Semiconductor Industries NV	0.9	Semiconductors & Semiconductor Equipment	Netherlands

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

21

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle). Investments in the securities lending reinvestment vehicle represented 6.0% of the Fund’s net assets at April 30, 2016. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

PORTFOLIO RESULTS

Index Definitions

The MSCI® Emerging Markets Standard Index captures large-cap and mid-cap representation across 23 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The MSCI® EAFE® Standard Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

The MSCI® EAFE® Small Cap Index is an equity index that captures small-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

23

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 96.4%
Brazil – 8.5%
137,060	Banco Bradesco SA ADR (Banks)	$1,023,838
636,000	Banco do Brasil SA (Banks)	4,088,671
414,800	Banco Santander Brasil SA ADR (Banks)(a)	2,231,624
364,500	BB Seguridade Participacoes SA (Insurance)	3,179,472
1,295,100	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (Diversified Financials)	6,469,381
163,600	BTG Pactual Group (Diversified Financials)	934,721
264,600	CCR SA (Transportation)	1,244,814
604,400	CETIP SA - Mercados Organizados (Diversified Financials)	7,419,573
551,900	Companhia Siderurgica Nacional SA (Materials)*	2,108,589
549,200	Cosan SA Industria e Comercio (Energy)	5,084,402
187,100	EDP - Energias do Brasil SA (Utilities)	696,338
195,800	Grendene SA (Consumer Durables & Apparel)	967,258
1,050,400	MRV Engenharia e Participacoes SA (Consumer Durables & Apparel)	3,671,093
70,200	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	1,203,254
344,200	Multiplus SA (Media)	3,798,035
500,500	Qualicorp SA (Health Care Equipment & Services)	2,168,336
213,400	Smiles SA (Media)	2,475,732
137,800	Sul America SA (Insurance)	671,120
624,600	Ultrapar Participacoes SA (Energy)	13,152,150
76,600	Vale SA ADR (Materials)(a)	434,322

		63,022,723

China – 22.9%
19,953,000	Agricultural Bank of China Ltd. Class H (Banks)	7,201,297
86,400	Baidu, Inc. ADR (Software & Services)*	16,787,520
4,594,000	Bank of China Ltd. Class H (Banks)	1,860,086
10,165,000	Bank of Communications Co. Ltd. Class H (Banks)	6,406,669
10,311,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	12,376,663
13,817,000	China Construction Bank Corp. Class H (Banks)	8,775,550
345,000	China Machinery Engineering Corp. Class H (Capital Goods)	234,392
2,173,000	China Merchants Bank Co. Ltd. Class H (Banks)	4,760,232
10,660,000	China Petroleum & Chemical Corp. Class H (Energy)	7,511,939

Common Stocks – (continued)
China – (continued)
3,638,000	China Railway Construction Corp. Ltd. Class H (Capital Goods)	$4,624,963
766,000	China Railway Group Ltd. Class H (Capital Goods)	606,312
3,042,000	China Southern Airlines Co. Ltd. Class H (Transportation)	1,907,465
11,550,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	5,718,016
1,647,700	China Vanke Co. Ltd. Class H (Real Estate)	4,112,701
6,215,000	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	3,266,480
4,543,000	CNOOC Ltd. (Energy)	5,612,065
548,800	Dalian Wanda Commercial Properties Co. Ltd. Class H (Real Estate)(b)	3,592,816
3,868,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	4,226,907
7,532,000	Evergrande Real Estate Group Ltd. (Real Estate)	5,565,668
1,234,400	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	1,721,394
30,778,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	16,478,568
50,500	NetEase, Inc. ADR (Software & Services)	7,105,350
49,400	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)	1,934,504
428,000	PetroChina Co. Ltd. Class H (Energy)	313,138
2,038,000	PICC Property & Casualty Co. Ltd. Class H (Insurance)	3,707,280
6,208,000	Sino-Ocean Land Holdings Ltd. Class H (Real Estate)	2,791,970
532,000	Sinopec Engineering Group Co. Ltd. Class H (Capital Goods)	493,445
1,024,600	Tencent Holdings Ltd. (Software & Services)	20,848,884
9,970,000	The People’s Insurance Co. Group of China Ltd. Class H (Insurance)	4,009,589
1,909,000	TravelSky Technology Ltd. Class H (Software & Services)	3,547,551
594,000	Xinhua Winshare Publishing and Media Co. Ltd. Class H (Retailing)	552,919
1,402,000	Zhejiang Expressway Co. Ltd. Class H (Transportation)	1,430,604

		170,082,937

Czech Republic – 0.1%
2,140	Komercni banka as (Banks)	440,135

Hong Kong – 4.2%
1,456,500	China Mobile Ltd. (Telecommunication Services)	16,721,745

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
1,598,000	China Overseas Land & Investment Ltd. (Real Estate)	$5,072,479
3,004,000	China Resources Land Ltd. (Real Estate)	7,379,893

476,000	China Resources Power Holdings Co. Ltd. (Utilities)	801,702
1,498,000	China Travel International Investment Hong Kong Ltd. (Consumer Services)	436,581
801,000	Shimao Property Holdings Ltd. (Real Estate)	1,105,513

		31,517,913

Hungary – 0.3%
86,412	OTP Bank PLC (Banks)	2,289,666

India – 7.4%
677,964	Apollo Tyres Ltd. (Automobiles & Components)	1,631,107
639,734	Ashok Leyland Ltd. (Capital Goods)	1,027,398
35,275	Bajaj Auto Ltd. (Automobiles & Components)	1,322,818
8,550	Bajaj Finance Ltd. (Diversified Financials)	879,038
58,196	Bajaj Holdings & Investment Ltd. (Diversified Financials)	1,260,607
282,944	Bharat Petroleum Corp. Ltd. (Energy)	4,168,013
238,102	Cadila Healthcare Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,173,663
351,322	Cairn India Ltd. (Energy)	767,272
1,325,461	Dish TV India Ltd. (Media)*	1,804,451
50,043	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	791,866
11,701	Eicher Motors Ltd. (Capital Goods)	3,526,783
16,070	Godrej Consumer Products Ltd. (Household & Personal Products)	319,655
103,890	HCL Technologies Ltd. (Software & Services)	1,172,844
538,063	Indian Oil Corp. Ltd. (Energy)	3,508,679
510,053	Infosys Ltd. ADR (Software & Services)	9,588,996
158,549	IRB Infrastructure Developers Ltd. (Capital Goods)	509,332
1,109,617	ITC Ltd. (Food, Beverage & Tobacco)	5,432,349
66,857	Mindtree Ltd. (Software & Services)	682,676
4,283	MRF Ltd. (Automobiles & Components)	2,178,416
20,716	Oracle Financial Services Software Ltd. (Software & Services)	1,125,275
173,328	Rajesh Exports Ltd. (Consumer Durables & Apparel)	1,542,819
34,919	Reliance Industries Ltd. (Energy)	516,224

Common Stocks – (continued)
India – (continued)
171,281	Torrent Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$3,690,646
422,450	Wipro Ltd. (Software & Services)	3,525,595
98,400	WNS Holdings Ltd. ADR (Software & Services)*	3,118,296

		55,264,818

Indonesia – 2.4%
784,900	PT Bank Mandiri (Persero) Tbk (Banks)	570,563
13,661,400	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	10,676,187
392,500	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	2,056,892
228,800	PT Indofood CBP Sukses Makmur Tbk (Food, Beverage & Tobacco)	264,500
735,700	PT Semen Indonesia (Persero) Tbk (Materials)*	549,924
5,909,600	PT Telekomunikasi Indonesia (Persero) Tbk (Telecommunication Services)*	1,585,503
479,500	PT Unilever Indonesia Tbk (Household & Personal Products)	1,544,361
542,100	PT United Tractors Tbk (Capital Goods)	613,671

		17,861,601

Luxembourg – 0.2%
84,800	Ternium SA ADR (Materials)	1,730,768

Malaysia – 1.3%
143,200	British American Tobacco Malaysia Bhd (Food, Beverage & Tobacco)	1,681,816
1,937,900	IOI Corp. Bhd (Food, Beverage & Tobacco)	2,187,931
745,200	MISC Bhd (Transportation)	1,611,914
3,056,600	Top Glove Corp Bhd (Health Care Equipment & Services)	3,878,248

		9,359,909

Mexico – 3.9%
1,819,400	Alfa SAB de CV Class A (Capital Goods)	3,419,970
245,700	Alpek SAB de CV (Materials)	410,294
454,100	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	754,077
66,370	Controladora Vuela Cia de Aviacion SAB de CV ADR (Transportation)*	1,385,806
589,200	Grupo Aeroportuario del Centro Norte Sab de CV (Transportation)*	3,409,587
39,530	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)	3,732,423
332,000	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation)	3,128,061

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Mexico – (continued)
37,132	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	$5,712,387
1,412,900	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	3,344,055
574,900	PLA Administradora Industrial S de RL de CV (REIT)*	1,061,941
187,600	Prologis Property Mexico SA de CV (REIT)*	295,499
173,690	Promotora y Operadora de Infraestructura SAB de CV (Transportation)	2,202,743

		28,856,843

Netherlands – 0.4%
504,362	Steinhoff International Holdings NV (Consumer Durables & Apparel)	3,155,053

Philippines – 0.7%
50,870	Globe Telecom, Inc. (Telecommunication Services)	2,376,544
82,760	Manila Electric Co. (Utilities)	605,369
578,550	Universal Robina Corp. (Food, Beverage & Tobacco)	2,569,121

		5,551,034

Poland – 0.3%
4,269	mBank SA (Banks)*	360,643
1,418,192	Polskie Gornictwo Naftowe i Gazownictwo SA (Energy)	1,888,965

		2,249,608

Qatar – 0.3%
272,286	Barwa Real Estate Co. (Real Estate)	2,504,428

Russia – 5.1%
288,864	Lukoil PJSC ADR (Energy)	12,307,809
596,550	MMC Norilsk Nickel PJSC ADR (Materials)	8,815,389
299,840	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	473,255
1,907,640	OAO Rosneft GDR (Energy)	10,469,338
824,700	Sberbank of Russia PJSC (Banks)	1,574,455
350,880	PAO Severstal GDR (Materials)	4,086,445

		37,726,691

South Africa – 5.7%
684,568	AngloGold Ashanti Ltd. ADR (Materials)*	11,261,144
43,261	Barclays Africa Group Ltd. (Banks)	438,071
774,666	Hyprop Investments Ltd. (REIT)	6,679,856
74,104	JSE Ltd. (Diversified Financials)	859,799
139,396	MTN Group Ltd. (Telecommunication Services)	1,459,268
2,086,623	Redefine Properties Ltd. (REIT)	1,801,153
95,171	Resilient REIT Ltd. (REIT)	909,275

Common Stocks – (continued)
South Africa – (continued)
499,844	RMB Holdings Ltd. (Diversified Financials)	$2,043,497
274,964	Sasol Ltd. (Energy)	8,994,116
868,668	Standard Bank Group Ltd. (Banks)	7,800,935

		42,247,114

South Korea – 16.6%
14,725	Daelim Industrial Co. Ltd. (Capital Goods)	1,165,316
1,351	Dong-A Socio Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	219,746
84,462	Hankook Tire Co. Ltd. (Automobiles & Components)	3,928,615
98,355	Hanwha Chemical Corp. (Materials)	2,153,805
119,740	Hanwha Life Insurance Co. Ltd. (Insurance)	700,670
19,673	Hyosung Corp. (Materials)	2,104,808
61,575	Hyundai Development Co. - Engineering & Construction (Capital Goods)	2,712,568
6,110	Hyundai Steel Co. (Materials)	335,143
196,962	Korea Electric Power Corp. (Utilities)	10,698,732
11,987	Korea Petro Chemical Ind Co. Ltd. (Materials)	2,462,518
435,589	Korea Real Estate Investment & Trust Co. Ltd. (Real Estate)	1,339,224
844	Korea Zinc Co. Ltd. (Materials)	365,984
12,408	KT Corp. (Telecommunication Services)	332,374
75,412	KT&G Corp. (Food, Beverage & Tobacco)	8,124,524
1,854	LG Chem Ltd. (Materials)	480,917
7,887	LG Corp. (Capital Goods)	470,062
159,501	LG Electronics, Inc. (Consumer Durables & Apparel)	8,116,193
8,778	LG Household & Health Care Ltd. (Household & Personal Products)	7,728,749
74,735	LG Uplus Corp. (Telecommunication Services)	733,132
28,455	Lotte Chemical Corp. (Materials)	7,258,002
1,841	NCSoft Corp. (Software & Services)	368,913
138,485	Poongsan Corp. (Materials)	3,856,075
69,302	POSCO (Materials)	14,519,827
19,373	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	21,113,308
4,274	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	1,101,766
24,374	Samsung Life Insurance Co. Ltd. (Insurance)	2,338,250
273,384	Shinhan Financial Group Co. Ltd. (Banks)	10,023,883
3,773	SK Holdings Co. Ltd. (Capital Goods)	739,468

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
South Korea – 16.6%
251,511	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	$6,169,014
13,739	SK Innovation Co. Ltd. (Energy)	1,855,554

		123,517,140

Taiwan – 8.6%
626,000	Elite Material Co. Ltd. (Technology Hardware & Equipment)	1,113,461
227,000	Farglory Land Development Co. Ltd. (Real Estate)	271,498
332,000	Formosa Petrochemical Corp. (Energy)	941,673
5,188,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	6,284,322
930,000	Getac Technology Corp. (Technology Hardware & Equipment)	626,761
5,982,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	14,249,514
359,000	Kung Long Batteries Industrial Co. Ltd. (Capital Goods)	1,480,501
737,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	895,175
1,220,000	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	1,941,769
196,000	Namchow Chemical Industrial Co. Ltd. (Food, Beverage & Tobacco)	363,137
552,000	Nien Hsing Textile Co. Ltd. (Consumer Durables & Apparel)	405,185
979,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,975,821
79,000	Sitronix Technology Corp. (Semiconductors & Semiconductor Equipment)	230,352
106,000	Standard Foods Corp. (Food, Beverage & Tobacco)	256,586
985,000	Systex Corp. (Software & Services)*	1,653,337
825,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	19,461,750
4,818,000	Uni-President Enterprises Corp. (Food, Beverage & Tobacco)	8,673,316
1,674,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	3,143,428

		63,967,586

Thailand – 3.1%
879,600	Airports of Thailand PCL (Transportation)	9,860,912

Common Stocks – (continued)
Thailand – (continued)
1,744,200	CP ALL PCL (Food & Staples Retailing)	$2,280,413
38,794,400	IRPC PCL (Energy)	5,652,622
249,800	PTT PCL (Energy)	2,169,335
1,578,900	Thai Oil PCL (Energy)	2,978,191
15,100	The Siam Cement PCL (Registered) (Materials)	210,592

		23,152,065

Turkey – 3.0%
529,504	Akbank TAS (Banks)	1,626,969
903,642	Arcelik AS (Consumer Durables & Apparel)	6,066,814
2,718,518	Eregli Demir ve Celik Fabrikalari TAS (Materials)	4,534,684
107,228	Ford Otomotiv Sanayi AS (Automobiles & Components)	1,441,474
364,596	Koza Altin Isletmeleri AS (Materials)*	2,386,795
461,135	TAV Havalimanlari Holding AS (Transportation)	2,687,288
92,102	Tupras Turkiye Petrol Rafinerileri AS (Energy)	2,429,233
39,389	Turk Traktor ve Ziraat Makineleri AS (Capital Goods)	1,166,441

		22,339,698

United Arab Emirates – 1.4%
1,746,245	Aldar Properties PJSC (Real Estate)	1,286,536
3,560,135	DAMAC Properties Dubai Co. PJSC (Real Estate)	2,481,634
1,266,436	Dubai Islamic Bank PJSC (Banks)	1,998,794
2,327,720	Emaar Properties PJSC (Real Estate)	4,259,887

		10,026,851

TOTAL COMMON STOCKS
(Cost $671,203,030)		$716,864,581

Shares	Description	Rate	Value

Preferred Stocks – 0.7%
Brazil – 0.4%
280,000	Braskem SA Class A (Materials)	1.257%	$1,998,692
38,600	Companhia Paranaense de Energia (Utilities)	0.495	317,734
138,200	Vale SA (Materials)	0.374	632,483

			2,948,909

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Rate	Value

Preferred Stocks – (continued)
South Korea – 0.3%
4,991	LG Household & Health Care Ltd. (Household & Personal Products)	5,550%	$2,571,553

TOTAL PREFERRED STOCKS
(Cost $4,206,828)			$5,520,462

Shares	Description	Value

Exchange Traded Fund(a) – 1.8%
United States – 1.8%
388,886	Vanguard FTSE Emerging Markets Fund	$13,583,788
(Cost $12,977,166)

Units	Description	Expiration Month	Value

Warrant* – 0.0%
Thailand – 0.0%
1,567,600	BTS Group Holdings PCL (Transportation)	11/18	$34,556
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $688,387,024)			$736,003,387

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 0.4%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
2,728,800	0.427%	$2,728,800
(Cost $2,728,800)

TOTAL INVESTMENTS – 99.3%
(Cost $691,115,824)		$738,732,187

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		5,202,494

NET ASSETS – 100.0%		$743,934,681

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,592,816, which represents approximately 0.5% of net assets as of April 30, 2016.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 95.5%
Australia – 5.6%
717,972	AMP Ltd. (Insurance)	$3,190,314
139,762	Australian Pharmaceutical Industries Ltd. (Health Care Equipment & Services)	207,610
474,042	BHP Billiton PLC (Materials)	6,477,544
341,597	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	2,225,499
46,504	Domino’s Pizza Enterprises Ltd. (Consumer Services)	2,178,087
107,763	Iluka Resources Ltd. (Materials)	523,018
97,373	JB Hi-Fi Ltd. (Retailing)(a)	1,619,923
412,818	Northern Star Resources Ltd. (Materials)	1,227,844
221,052	Oil Search Ltd. (Energy)	1,171,958
1,095,305	OZ Minerals Ltd. (Materials)	4,862,740
1,700,558	Qantas Airways Ltd. (Transportation)*	4,146,356
601,682	Regis Resources Ltd. (Materials)	1,338,179
148,618	Sandfire Resources NL (Materials)	664,499
175,469	Scentre Group (REIT)	622,831
94,697	St. Barbara Ltd. (Materials)*	168,508
47,410	The Reject Shop Ltd. (Retailing)	446,466
1,085,437	The Star Entertainment Grp Ltd. (Consumer Services)	4,634,789
733,260	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	5,163,070

		40,869,235

Austria – 0.3%
45,488	OMV AG (Energy)	1,368,736
4,060	Strabag SE (Capital Goods)	127,612
19,687	voestalpine AG (Materials)	710,403

		2,206,751

Belgium – 0.9%
3,914	Befimmo SA (REIT)	261,779
2,809	Bekaert SA NV (Materials)	123,706
31,351	bpost SA (Transportation)	885,340
3,661	Melexis NV (Semiconductors & Semiconductor Equipment)	202,614
64,086	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	4,807,038

		6,280,477

China – 0.1%
509,500	Fosun International Ltd. (Capital Goods)	703,985

Denmark – 3.5%
284,234	Danske Bank A/S (Banks)	8,042,278
29,759	NKT Holding A/S (Capital Goods)	1,696,692
87,220	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,869,876
7,633	Royal Unibrew A/S (Food, Beverage & Tobacco)	344,867

Common Stocks – (continued)
Denmark – (continued)
679,080	TDC A/S (Telecommunication Services)	$3,477,075
100,088	Vestas Wind Systems A/S (Capital Goods)	7,164,508

		25,595,296

Finland – 0.1%
10,609	Cramo OYJ (Capital Goods)	212,590
30,483	Finnair OYJ (Transportation)*	181,504
4,443	Kone OYJ Class B (Capital Goods)	203,011
45,333	Ramirent OYJ (Capital Goods)	317,088

		914,193

France – 9.9%
1,909	Alten SA (Software & Services)	117,870
237,452	AXA SA (Insurance)	5,995,567
141,444	BNP Paribas SA (Banks)	7,490,721
17,316	Coface SA (Insurance)	139,872
53,427	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	5,580,453
1,071	Gecina SA (REIT)	154,770
363,081	Orange SA (Telecommunication Services)	6,032,203
35,108	Publicis Groupe SA (Media)	2,598,105
56,208	Renault SA (Automobiles & Components)	5,423,385
44,387	Safran SA (Capital Goods)	3,060,023
111,190	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	9,165,009
98,896	Schneider Electric SE (Capital Goods)*	6,466,571
77,488	SCOR SE (Insurance)(a)	2,639,682
150,757	Societe Generale SA (Banks)	5,931,861
11,847	UBISOFT Entertainment (Software & Services)*	343,860
17,258	Unibail-Rodamco SE (REIT)	4,625,925
31,310	Valeo SA (Automobiles & Components)	4,966,359
312,150	Vallourec SA (Energy)(a)	1,625,532

		72,357,768

Germany – 10.9%
3,271	Allianz SE (Registered) (Insurance)	556,488
42,104	Aurubis AG (Materials)	2,288,191
121,843	BASF SE (Materials)	10,080,167
19,320	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,232,753
3,705	Bechtle AG (Software & Services)	387,487
29,560	Continental AG (Automobiles & Components)	6,509,508
29,967	Covestro AG (Materials)*(b)	1,185,453
561,286	Deutsche Telekom AG (Registered) (Telecommunication Services)	9,852,492
56,219	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	224,445

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
2,485	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	$216,287
112,280	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	8,187,259
39,528	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,948,060
21,896	Hannover Rueck SE (Insurance)	2,503,172
453,509	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	6,470,474
29,471	Jenoptik AG (Technology Hardware & Equipment)	461,035
17,241	Linde AG (Materials)	2,637,907
46,310	Metro AG (Food & Staples Retailing)	1,477,459
36,149	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	6,720,303
16,944	OSRAM Licht AG (Capital Goods)	884,798
2,250	Pfeiffer Vacuum Technology AG (Capital Goods)	242,347
107,533	ProSiebenSat.1 Media SE (Registered) (Media)	5,493,324
51,804	Siemens AG (Registered) (Capital Goods)	5,421,198
57,913	Software AG (Software & Services)	2,217,052

		79,197,659

Hong Kong – 3.3%
1,783,500	BOC Hong Kong Holdings Ltd. (Banks)	5,327,134
61,000	Cathay Pacific Airways Ltd. (Transportation)	97,255
7,548,000	China Travel International Investment Hong Kong Ltd. (Consumer Services)	2,199,811
743,000	CLP Holdings Ltd. (Utilities)	6,869,049
56,000	Hang Lung Group Ltd. (Real Estate)	171,767
52,800	Jardine Strategic Holdings Ltd. (Capital Goods)	1,533,114
624,000	New World Development Co. Ltd. (Real Estate)	620,636
127,000	NWS Holdings Ltd. (Capital Goods)	192,906
216,000	Sino Land Co. Ltd. (Real Estate)	339,108
249,500	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	935,293
560,000	Wheelock & Co. Ltd. (Real Estate)	2,592,580
740,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	2,697,214

		23,575,867

Italy – 1.6%
12,877	De’ Longhi SpA (Consumer Durables & Apparel)	297,277
394,622	Eni SpA (Energy)	6,446,911
78,357	Prysmian SpA (Capital Goods)	1,853,836

Common Stocks – (continued)
Italy – (continued)
24,513	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	$623,756
92,115	Salini Impregilo SpA (Capital Goods)	404,010
1,142,931	Saras SpA (Energy)*	1,996,343

		11,622,133

Japan – 22.6%
51,800	Aeon Mall Co. Ltd. (Real Estate)	712,413
45,200	Amada Holdings Co. Ltd. (Capital Goods)	454,101
10,100	Asatsu-DK, Inc. (Media)	250,794
453,900	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	6,119,749
32,500	Central Japan Railway Co. (Transportation)	5,693,213
166,900	Chubu Electric Power Co., Inc. (Utilities)	2,198,434
36,000	Daito Trust Construction Co. Ltd. (Real Estate)	5,091,561
230,100	Daiwa House Industry Co. Ltd. (Real Estate)	6,147,520
24,600	DCM Holdings Co. Ltd. (Retailing)	185,978
6,000	Doshisha Co. Ltd. (Retailing)	112,654
7,900	Dydo Drinco, Inc. (Food, Beverage & Tobacco)	398,983
5,900	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	122,765
16,700	Geo Holdings Corp. (Retailing)	275,799
232,000	Gree, Inc. (Software & Services)	1,300,206
14,000	Heiwa Corp. (Consumer Durables & Apparel)	294,080
174,700	Iida Group Holdings Co. Ltd. (Consumer Durables & Apparel)	3,262,714
32,600	IT Holdings Corp. (Software & Services)	770,393
150,200	Itochu Techno-Solutions Corp. (Software & Services)	2,943,370
117,700	Japan Airlines Co. Ltd. (Transportation)	4,236,528
33,000	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,802,894
183,300	KDDI Corp. (Telecommunication Services)	5,280,091
183,800	Kinden Corp. (Capital Goods)	2,158,767
8,100	Kokuyo Co. Ltd. (Commercial & Professional Services)	106,121
89,300	Konica Minolta, Inc. (Technology Hardware & Equipment)	770,799
15,000	Maeda Road Construction Co. Ltd. (Capital Goods)	273,275
132,000	Makino Milling Machine Co. Ltd. (Capital Goods)	793,048
5,300	Mandom Corp. (Household & Personal Products)	239,879

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
816,700	Marubeni Corp. (Capital Goods)	$4,335,254
53,400	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	2,613,763
35,500	Miraca Holdings, Inc. (Health Care Equipment & Services)	1,508,648
909,800	Mitsubishi Chemical Holdings Corp. (Materials)	4,747,827
327,400	Mitsubishi Corp. (Capital Goods)	5,503,137
311,700	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	5,549,664
1,582,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	7,301,561
466,100	Mitsui & Co. Ltd. (Capital Goods)	5,693,524
30,000	Mitsui Fudosan Co. Ltd. (Real Estate)	732,673
35,700	Nexon Co. Ltd. (Software & Services)	536,049
752,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	3,981,412
99,800	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	4,466,083
251,100	Nippon Television Holdings, Inc. (Media)	4,044,721
118,200	Nipro Corp. (Health Care Equipment & Services)	1,151,440
157,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	685,599
176,300	NTT DOCOMO, Inc. (Telecommunication Services)	4,228,376
119,000	OKUMA Corp. (Capital Goods)	928,397
528,500	ORIX Corp. (Diversified Financials)	7,475,599
5,200	Paltac Corp. (Retailing)	92,294
118,700	Sankyo Co. Ltd. (Consumer Durables & Apparel)	4,494,119
55,300	Seino Holdings Co. Ltd. (Transportation)	562,037
393,300	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	4,915,493
22,300	Sekisui House Ltd. (Consumer Durables & Apparel)	387,202
4,800	Shimachu Co. Ltd. (Retailing)	111,715
17,500	SoftBank Group Corp. (Telecommunication Services)	940,984
16,900	Square Enix Holdings Co. Ltd. (Software & Services)	432,637
1,106,000	Sumitomo Chemical Co. Ltd. (Materials)	4,998,923
515,700	Sumitomo Corp. (Capital Goods)	5,452,115
204,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	6,141,720
56,100	Tadano Ltd. (Capital Goods)	535,334
19,100	TDK Corp. (Technology Hardware & Equipment)	1,117,615
588,000	Teijin Ltd. (Materials)	2,105,182
44,000	The Nishi-Nippon City Bank Ltd. (Banks)	79,387

Common Stocks – (continued)
Japan – (continued)
53,100	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	$3,509,496
1,148,000	Tokyo Gas Co. Ltd. (Utilities)	5,066,899
519,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	4,437,646
56,000	Tosoh Corp. (Materials)	255,963
5,700	Toyota Motor Corp. (Automobiles & Components)	288,932
33,100	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	137,599
19,000	West Japan Railway Co. (Transportation)	1,146,958
15,500	Yamato Kogyo Co. Ltd. (Materials)	363,855

		165,053,961

Luxembourg – 0.4%
60,206	Aperam SA (Materials)	2,370,156
2,019	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	749,101

		3,119,257

Netherlands – 3.2%
48,762	ASM International NV (Semiconductors & Semiconductor Equipment)	1,991,816
61,440	Boskalis Westminster (Capital Goods)	2,562,235
53,998	Heineken Holding NV (Food, Beverage & Tobacco)	4,457,898
937,141	ING Groep NV CVA (Banks)	11,483,181
11,096	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	946,267
37,407	Royal Dutch Shell PLC Class A (Energy)	988,213
39,813	Royal Dutch Shell PLC Class B (Energy)	1,045,285

		23,474,895

New Zealand – 0.1%
129,611	Auckland International Airport Ltd. (Transportation)	555,995
20,996	EBOS Group Ltd. (Health Care Equipment & Services)	233,851

		789,846

Norway – 1.7%
11,720	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	571,994
1,335,540	Norsk Hydro ASA (Materials)(a)	5,810,913
626,807	Orkla ASA (Food, Beverage & Tobacco)	5,471,982
35,339	Tomra Systems ASA (Commercial & Professional Services)	410,514

		12,265,403

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Portugal – 0.7%
348,613	Galp Energia SGPS SA (Energy)	$4,789,743

Singapore – 0.3%
64,800	Singapore Airlines Ltd. (Transportation)	553,164
234,700	Venture Corp. Ltd. (Technology Hardware & Equipment)	1,459,509

		2,012,673

South Africa – 0.5%
190,484	Mondi PLC (Materials)	3,648,634

Spain – 1.8%
387,526	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,663,003
1,188,640	Banco Santander SA (Banks)	6,036,297
78,384	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,709,022
195,454	Repsol SA (Energy)	2,575,392

		12,983,714

Sweden – 3.9%
30,040	Atlas Copco AB Class A (Capital Goods)(a)	778,254
310,036	Boliden AB (Materials)(a)	5,422,635
16,898	Dios Fastigheter AB (Real Estate)	123,662
209,197	Electrolux ABSeries B (Consumer Durables & Apparel)	6,079,205
104,181	Granges AB (Materials)	769,218
15,238	Hemfosa Fastigheter AB (Real Estate)	158,962
43,695	Intrum Justitia AB (Commercial & Professional Services)	1,570,678
34,943	Inwido AB (Capital Goods)	440,224
32,298	Loomis AB Class B (Commercial & Professional Services)	897,148
374,083	Nordea Bank AB (Banks)	3,636,141
148,965	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	4,700,089
129,138	Swedish Match AB (Food, Beverage & Tobacco)(a)	4,101,661

		28,677,877

Switzerland – 8.8%
99,012	ABB Ltd. (Registered) (Capital Goods)*	2,096,112
69,869	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	11,324,375
51,191	Ascom Holding AG (Registered) (Technology Hardware & Equipment)	838,868
4,140	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)*	276,201
2,616	Bobst Group SA (Registered) (Capital Goods)	142,894

Common Stocks – (continued)
Switzerland – (continued)
2,098	dorma+kaba Holding AG (Registered) Class B (Commercial & Professional Services)	$1,362,397
898	Flughafen Zuerich AG (Registered) (Transportation)*	824,962
455	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	554,397
5,969	Georg Fischer AG (Registered) (Capital Goods)	4,852,936
36,656	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	6,113,795
1,050	Mobimo Holding AG (Registered) (Real Estate)*	240,590
44,841	Nestle SA (Registered) (Food, Beverage & Tobacco)	3,346,918
28,833	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,194,257
4,116	Partners Group Holding AG (Diversified Financials)	1,697,598
1,292	Rieter Holding AG (Registered) (Capital Goods)*	267,821
73,269	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	18,537,733
152	Schweiter Technologies AG (Capital Goods)	143,772
626	Sika AG (Materials)	2,667,978
77,585	Swiss Re AG (Insurance)	6,895,646

		64,379,250

United Kingdom – 15.3%
449,382	3i Group PLC (Diversified Financials)	3,116,947
150,521	Amec Foster Wheeler PLC (Energy)	1,090,714
212,741	Anglo American PLC (Materials)	2,379,566
15,831	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	908,265
128,102	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	3,709,834
489,992	Beazley PLC (Insurance)*	2,335,450
86,853	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	3,805,940
41,613	Booker Group PLC (Food & Staples Retailing)	98,678
314,403	BP PLC ADR (Energy)	10,557,653
276,790	British American Tobacco PLC (Food, Beverage & Tobacco)	16,876,464
509,414	BT Group PLC (Telecommunication Services)	3,302,057
344,517	CNH Industrial NV (Capital Goods)(a)	2,648,607
9,710	Derwent London PLC (REIT)	466,684
10,070	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	351,206

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
352,729	Dixons Carphone PLC (Retailing)	$2,195,720
235,946	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	10,124,443
7,907	Hill & Smith Holdings PLC (Materials)	107,850
1,066,383	HSBC Holdings PLC (Banks)	7,066,788
110,241	Imperial Brands PLC (Food, Beverage & Tobacco)	5,994,158
148,656	Inchcape PLC (Retailing)	1,474,519
628,965	Man Group PLC (Diversified Financials)	1,360,439
100,659	Meggitt PLC (Capital Goods)	605,198
14,406	Micro Focus International PLC (Software & Services)	322,226
56,381	National Grid PLC (Utilities)	804,478
183,097	Prudential PLC (Insurance)	3,614,249
102,714	Reckitt Benckiser Group PLC (Household & Personal Products)	10,006,284
311,008	RELX NV (Media)	5,222,937
143,376	Severn Trent PLC (Utilities)	4,674,107
52,453	Unilever NV CVA (Household & Personal Products)	2,304,252
77,218	Unilever PLC (Household & Personal Products)	3,450,245
3,618	Unilever PLC ADR (Household & Personal Products)	162,304
105,587	William Hill PLC (Consumer Services)	483,411

		111,621,673

TOTAL COMMON STOCKS
(Cost $663,003,023)		$696,140,290

Shares	Description	Rate	Value
Preferred Stocks – 0.9%
Germany – 0.9%
58,901	Henkel AG & Co. KGaA (Household & Personal Products)	1.470%	$6,727,604
946	Sartorius AG (Health Care Equipment & Services)	1.520	233,778

TOTAL PREFERRED STOCKS
(Cost $6,292,870)			$6,961,382

Units	Description	Expiration Month	Value
Right* – 0.0%
Sweden – 0.0%
15,238	Hemfosa Fastigheter AB (Real Estate)	05/16	$5,503
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $669,295,893)			$703,107,175

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 3.4%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
24,797,079	0.427%	$24,797,079
(Cost $24,797,079)

TOTAL INVESTMENTS – 99.8%
(Cost $694,092,972)		$727,904,254

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		1,377,027

NET ASSETS – 100.0%		$729,281,281

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,185,453, which represents approximately 0.2% of net assets as of April 30, 2016.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

XXXXXXXX

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	187	June 2016	$6,374,482	$(79,377)
FTSE 100 Index	34	June 2016	3,086,066	57,525
Hang Seng Index	2	May 2016	268,845	(4,973)
MSCI Singapore Index	9	May 2016	212,745	(4,851)
SPI 200 Index	13	June 2016	1,292,652	17,757
TSE TOPIX Index	24	June 2016	2,992,105	(52,929)
TOTAL				$(66,848)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.1%
Australia – 5.9%
2,063,553	Australian Pharmaceutical Industries Ltd. (Health Care Equipment & Services)	$3,065,321
551,927	BlueScope Steel Ltd. (Materials)	2,694,702
464,810	BT Investment Management Ltd. (Diversified Financials)	3,472,576
2,652,626	Investa Office Fund (REIT)	8,375,721
817,605	JB Hi-Fi Ltd. (Retailing)(a)	13,601,892
139,874	Macquarie Atlas Roads Group (Transportation)	515,530
213,850	Magellan Financial Group Ltd. (Diversified Financials)	3,469,026
1,084,690	Northern Star Resources Ltd. (Materials)	3,226,191
3,514,420	OZ Minerals Ltd. (Materials)	15,602,696
2,583,866	Pacific Brands Ltd. (Retailing)	2,233,032
858,590	Pact Group Holdings Ltd. (Materials)	3,363,150
2,052,316	Regis Resources Ltd. (Materials)	4,564,482
402,146	SAI Global Ltd. (Commercial & Professional Services)	1,111,094
1,968,575	Sandfire Resources NL (Materials)	8,801,864
1,504,185	St. Barbara Ltd. (Materials)*	2,676,615
3,359,126	The Star Entertainment Group Ltd. (Consumer Services)	14,343,384

		91,117,276

Austria – 0.7%
385,993	BUWOG AG (Real Estate)*	8,125,697
22,652	Lenzing AG (Materials)	1,755,202
12,433	Porr AG (Capital Goods)	393,603
47,174	S IMMO AG (Real Estate)*	463,016

		10,737,518

Belgium – 2.6%
399,433	Agfa-Gevaert NV (Health Care Equipment & Services)*	1,588,269
19,136	Barco NV (Technology Hardware & Equipment)	1,336,393
32,949	Befimmo SA (REIT)	2,203,722
146,828	Bekaert SA NV (Materials)	6,466,187
285,583	bpost SA (Transportation)	8,064,748
23,152	Cie d’Entreprises CFE (Capital Goods)	2,301,155
66,260	D’ieteren SA NV (Retailing)	2,939,173
48,619	Euronav NV (Energy)	535,496
329,828	Fagron (Health Care Equipment & Services)(a)	2,411,608
13,371	Intervest Offices & Warehouses NV (REIT)*	382,588
99,549	Melexis NV (Semiconductors & Semiconductor Equipment)(a)	5,509,422

Common Stocks – (continued)
Belgium – (continued)
92,819	Tessenderlo Chemie NV (Materials)*	$3,194,532
40,868	Warehouses De Pauw SCA (REIT)	3,723,083

		40,656,376

Bermuda – 0.2%
281,067	Hiscox Ltd. (Insurance)	3,704,672

Denmark – 2.2%
368,246	Bakkafrost P/F (Food, Beverage & Tobacco)	13,026,578
121,336	NKT Holding A/S (Capital Goods)	6,917,901
50,770	PER Aarsleff A/S (Capital Goods)	1,403,102
213,439	Royal Unibrew A/S (Food, Beverage & Tobacco)	9,643,411
24,541	Schouw & Co. A/S (Food, Beverage & Tobacco)	1,435,474
113,399	Spar Nord Bank A/S (Banks)	925,865

		33,352,331

Finland – 0.7%
76,364	Cramo OYJ (Capital Goods)	1,530,234
188,106	Ramirent OYJ (Capital Goods)	1,315,731
697,943	Sponda OYJ (Real Estate)	3,039,339
128,140	Tieto OYJ (Software & Services)	3,367,290
284,136	YIT OYJ (Capital Goods)(a)	1,939,829

		11,192,423

France – 3.0%
15,704	Adocia (Pharmaceuticals, Biotechnology & Life Sciences)*	1,115,758
260,970	Air France-KLM (Transportation)*(a)	2,338,067
24,541	Alten SA (Software & Services)	1,515,269
39,576	Assystem (Commercial & Professional Services)	1,026,872
20,806	Cegid Group SA (Software & Services)	1,472,318
225,599	Coface SA (Insurance)	1,822,301
116,078	Derichebourg SA (Commercial & Professional Services)	370,095
229,397	Elior Group (Commercial & Professional Services)(b)	4,931,129
10,603	Euler Hermes Group (Insurance)	1,007,982
11,796	Guerbet (Health Care Equipment & Services)	774,813
185,346	Havas SA (Media)	1,554,075
158,701	Innate Pharma SA (Pharmaceuticals, Biotechnology & Life Sciences)*	2,296,321
100,996	IPSOS (Media)	3,011,561
164,029	Nexans SA (Capital Goods)*	7,630,897
10,649	Nexity SA (Real Estate)	570,797
146,070	Saft Groupe SA (Capital Goods)	4,537,960
1,121	Sartorius Stedim Biotech (Health Care Equipment & Services)	428,392
41,895	Technicolor SA (Registered) (Media)	287,369

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
87,990	UBISOFT Entertainment (Software & Services)*	$2,553,915
1,240,097	Vallourec SA (Energy)(a)	6,457,849
5,777	Vicat SA (Materials)	402,155

		46,105,895

Germany – 6.8%
204,893	Aareal Bank AG (Banks)	7,294,216
4,156	Amadeus Fire AG (Commercial & Professional Services)	312,084
288,762	Aurubis AG (Materials)	15,693,106
28,121	Bechtle AG (Software & Services)	2,941,029
37,608	CENTROTEC Sustainable AG (Capital Goods)	622,261
94,624	Deutsche EuroShop AG (Real Estate)	4,414,942
39,202	Deutz AG (Capital Goods)	200,400
85,242	DIC Asset AG (Real Estate)	786,041
1,067,912	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	4,263,468
8,824	Freenet AG (Telecommunication Services)	270,115
190,324	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	14,194,663
23,168	Homag Group AG (Capital Goods)	954,761
55,397	Indus Holding AG (Capital Goods)	2,826,932
189,627	Jenoptik AG (Technology Hardware & Equipment)	2,966,465
183,122	Kloeckner & Co. SE (Capital Goods)(a)	2,137,648
12,015	MorphoSys AG (Pharmaceuticals, Biotechnology & Life Sciences)*	602,897
89,539	Nemetschek SE (Software & Services)	5,010,509
91,957	Pfeiffer Vacuum Technology AG (Capital Goods)	9,904,680
41,098	Rheinmetall AG (Capital Goods)	3,219,914
377,676	Software AG (Software & Services)	14,458,366
8,080	STRATEC Biomedical AG (Health Care Equipment & Services)	462,970
30,306	Stroeer SE & Co KGaA (Media)(a)	1,495,030
636,777	TAG Immobilien AG (Real Estate)	8,466,857
50,780	Takkt AG (Retailing)	1,061,158

		104,560,512

Hong Kong – 1.4%
1,862,000	Champion REIT (REIT)	996,669
406,400	Dah Sing Financial Holdings Ltd. (Banks)	2,777,248
1,165,000	Emperor Entertainment Hotel Ltd. (Consumer Services)	360,724
1,418,000	Emperor International Holdings Ltd. (Real Estate)	284,572
1,552,000	Giordano International Ltd. (Retailing)	701,145

Common Stocks – (continued)
Hong Kong – (continued)
55,000	Great Eagle Holdings Ltd. (Real Estate)	$222,789
22,899,000	G-Resources Group Ltd. (Materials)	526,085
1,460,000	Guotai Junan International Holdings Ltd. (Diversified Financials)	486,114
5,472,000	Haitong International Securities Group Ltd. (Diversified Financials)	3,149,323
3,127,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	1,093,883
236,000	NewOcean Energy Holdings Ltd. (Energy)	80,318
1,453,000	Samson Holding Ltd. (Consumer Durables & Apparel)	166,528
5,570,000	Shun Tak Holdings Ltd. (Capital Goods)	1,852,767
1,662,208	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)	2,747,808
607,000	Sunlight Real Estate Investment Trust (REIT)	319,554
3,214,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	3,125,488
4,824,000	Truly International Holdings Ltd. (Technology Hardware & Equipment)	1,883,361

		20,774,376

Ireland – 0.8%
109,521	DCC PLC (Capital Goods)	9,713,977
76,774	Grafton Group PLC (Capital Goods)	776,306
320,500	Hibernia REIT PLC (REIT)	473,048
129,410	Irish Continental Group PLC (Transportation)	763,132

		11,726,463

Israel – 0.4%
90,514	Amot Investments Ltd. (Real Estate)	328,514
175,101	Delek Automotive Systems Ltd. (Retailing)	1,626,612
15,218	IDI Insurance Co. Ltd. (Insurance)	794,334
323,001	Plus500 Ltd. (Diversified Financials)	2,789,672
285,468	Shufersal Ltd. (Food & Staples Retailing)	968,094

		6,507,226

Italy – 6.1%
143,928	ACEA SpA (Utilities)	2,116,093
121,188	Ascopiave SpA (Utilities)	331,374
245,267	Astaldi SpA (Capital Goods)(a)	1,204,022
134,855	ASTM SpA (Transportation)	1,774,578

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Italy – (continued)
102,146	Banca IFIS SpA (Diversified Financials)	$2,928,037
8,792,382	Banca Popolare di Milano Scarl (Banks)	6,691,246
2,324,754	Beni Stabili SpA SIIQ (REIT)	1,726,028
169,845	Biesse SpA (Capital Goods)	2,587,379
205,264	Buzzi Unicem SpA (Materials)	3,898,897
165,612	De’ Longhi SpA (Consumer Durables & Apparel)(a)	3,823,299
124,906	DiaSorin SpA (Health Care Equipment & Services)	7,301,556
17,854	Engineering SpA (Software & Services)	1,351,196
92,000	ERG SpA (Energy)	1,199,411
3,076,040	Hera SpA (Utilities)	9,265,118
3,178,855	Immobiliare Grande Distribuzione SIIQ SpA (REIT)	2,894,039
81,314	Interpump Group SpA (Capital Goods)	1,173,454
3,229,280	Iren SpA (Utilities)	5,979,718
243,625	La Doria SpA (Food, Beverage & Tobacco)	3,549,985
228,709	Maire Tecnimont SpA (Capital Goods)*	696,243
3,136,681	Mediaset SpA (Media)	14,170,464
295,866	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	7,528,587
10,158	Reply SpA (Software & Services)	1,445,785
203,302	Salini Impregilo SpA (Capital Goods)	891,668
3,812,761	Saras SpA (Energy)*(a)	6,659,699
263,053	Societa Iniziative Autostradali e Servizi SpA (Transportation)	2,751,331

		93,939,207

Japan – 32.4%
301,800	Accordia Golf Co. Ltd. (Consumer Services)	2,864,895
120,450	Achilles Corp. (Materials)	153,880
462,200	Aderans Co. Ltd. (Household & Personal Products)	2,323,822
5,672	Advance Residence Investment Corp. (REIT)	15,276,850
213,110	AOKI Holdings, Inc. (Retailing)	2,472,822
93,600	Aoyama Trading Co. Ltd. (Retailing)	3,489,837
144,600	Arcs Co. Ltd. (Food & Staples Retailing)	3,394,699
56,900	Artnature, Inc. (Household & Personal Products)	471,779
359,000	Asatsu-DK, Inc. (Media)	8,914,372
18,900	BML, Inc. (Health Care Equipment & Services)	805,547
9,600	C. Uyemura & Co. Ltd. (Materials)	408,745
84,400	Canon Electronics, Inc. (Technology Hardware & Equipment)	1,219,051

Common Stocks – (continued)
Japan – (continued)
379,200	Canon Marketing Japan, Inc. (Retailing)	$6,796,128
88,500	Cawachi Ltd. (Food & Staples Retailing)	2,072,821
60,700	Century Tokyo Leasing Corp. (Diversified Financials)	2,063,983
41,500	Chiyoda Integre Co. Ltd. (Capital Goods)	829,758
172,000	Chugoku Marine Paints Ltd. (Materials)	1,218,488
36,200	Cocokara fine, Inc. (Food & Staples Retailing)	1,612,568
1,129,000	Daikyo, Inc. (Real Estate)	1,807,961
19,400	Daiseki Co. Ltd. (Commercial & Professional Services)	359,715
1,283	Daiwa House Residential Investment Corp. (REIT)	3,148,954
31,000	Daiwa Industries Ltd. (Capital Goods)	265,730
1,151,500	DCM Holdings Co. Ltd. (Retailing)	8,705,415
120,400	DeNA Co. Ltd. (Software & Services)	2,026,273
686,000	Denka Co. Ltd. (Materials)	2,887,759
38,300	Doshisha Co. Ltd. (Retailing)	719,108
243,100	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	4,267,928
159,300	DTS Corp. (Software & Services)	3,152,842
235,590	Duskin Co. Ltd. (Commercial & Professional Services)	4,286,538
28,500	Dydo Drinco, Inc. (Food, Beverage & Tobacco)	1,439,368
735,200	EDION Corp. (Retailing)(a)	5,948,664
51,300	Fields Corp. (Consumer Durables & Apparel)	763,749
87,700	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	1,824,830
383,400	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	3,937,291
19,700	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	366,456
71,400	Fuji Soft, Inc. (Software & Services)	1,619,391
669,000	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	1,300,573
76,310	Fujicco Co. Ltd. (Food, Beverage & Tobacco)	1,625,431
61,000	Fujikura Ltd. (Capital Goods)	295,683
20,400	Fujimi, Inc. (Materials)	270,362
50,500	Fuyo General Lease Co. Ltd. (Diversified Financials)	2,120,643
96,600	Geo Holdings Corp. (Retailing)	1,595,338
1,275	Global One Real Estate Investment Corp. (REIT)	5,295,523
386,000	Godo Steel Ltd. (Materials)	701,883
1,381,200	Gree, Inc. (Software & Services)	7,740,708
140,400	Happinet Corp. (Retailing)	1,172,335

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
60,300	Hazama Ando Corp. (Capital Goods)	$294,146
536,700	Heiwa Corp. (Consumer Durables & Apparel)	11,273,767
142,800	Heiwa Real Estate Co. Ltd. (Real Estate)	1,770,137
1,619	Heiwa Real Estate REIT, Inc. (REIT)	1,358,435
64,900	Hitachi Capital Corp. (Diversified Financials)	1,386,112
26,100	Hitachi Maxell Ltd. (Technology Hardware & Equipment)	392,382
110,500	IBJ Leasing Co. Ltd. (Diversified Financials)	1,902,412
1,329	Ichigo Office REIT Investment (REIT)	1,029,141
102,800	Ines Corp. (Software & Services)	1,073,611
337	Invesco Office J-Reit, Inc. (REIT)	309,061
447,200	IT Holdings Corp. (Software & Services)	10,568,086
275,200	Jafco Co. Ltd. (Diversified Financials)	7,613,510
55,200	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	746,702
441,300	Japan Display, Inc. (Technology Hardware & Equipment)	844,733
712	Japan Logistics Fund, Inc. (REIT)	1,580,739
206,400	Japan Securities Finance Co. Ltd. (Diversified Financials)	804,200
245,000	J-Oil Mills, Inc. (Food, Beverage & Tobacco)	789,687
71,400	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,900,806
1,279	Kenedix Retail REIT Corp. (REIT)*	3,372,948
111,600	Kenedix, Inc. (Real Estate)	476,978
214,100	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,924,673
633,500	Kitz Corp. (Capital Goods)	2,567,877
59,760	Koei Tecmo Holdings Co. Ltd. (Software & Services)	930,074
202,100	Kohnan Shoji Co. Ltd. (Retailing)(a)	3,447,109
413,700	Kokuyo Co. Ltd. (Commercial & Professional Services)	5,420,051
170,800	Komeri Co. Ltd. (Retailing)	4,283,091
154,000	Komori Corp. (Capital Goods)	1,810,775
268,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	470,803
1,168,000	KYB Corp. (Automobiles & Components)	3,903,395
186,300	Kyokuto Securities Co. Ltd. (Diversified Financials)(a)	2,157,682

Common Stocks – (continued)
Japan – (continued)
138,100	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	$2,724,890
165,900	Kyowa Exeo Corp. (Capital Goods)	1,875,461
21,800	Lintec Corp. (Materials)	417,904
65,550	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)	725,878
332,000	Maeda Road Construction Co. Ltd. (Capital Goods)	6,048,482
2,069,000	Makino Milling Machine Co. Ltd. (Capital Goods)	12,430,423
36,300	Mandom Corp. (Household & Personal Products)	1,642,946
59,100	Maruwa Co. Ltd. (Technology Hardware & Equipment)	1,678,237
1,168,300	Marvelous, Inc. (Software & Services)(a)	9,493,984
183,100	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	8,962,171
176,500	Meiko Network Japan Co. Ltd. (Consumer Services)	1,946,629
90,600	Melco Holdings, Inc. (Technology Hardware & Equipment)	1,797,441
64,900	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	622,865
284,300	Mirait Holdings Corp. (Capital Goods)	2,491,976
155,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	699,110
43,300	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,220,140
5,656	Mori Trust Sogo REIT, Inc. (REIT)	11,107,148
88,700	Namura Shipbuilding Co. Ltd. (Capital Goods)	657,612
125,600	NEC Networks & System Integration Corp. (Software & Services)	1,947,893
816,300	NET One Systems Co. Ltd. (Software & Services)	4,238,596
11,800	Nichiha Corp. (Capital Goods)	179,870
15,300	Nihon M&A Center, Inc. (Diversified Financials)	881,127
415,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	3,203,858
56,500	Nippon Shokubai Co. Ltd. (Materials)	2,926,468
260,000	Nippon Thompson Co. Ltd. (Capital Goods)	938,238
627,800	Nipro Corp. (Health Care Equipment & Services)	6,115,685
1,164,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	5,083,041

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
107,000	Nittetsu Mining Co. Ltd. (Materials)	$395,662
119,600	Nitto Kogyo Corp. (Capital Goods)	1,893,604
455,900	North Pacific Bank Ltd. (Banks)	1,155,796
189,900	NSD Co. Ltd. (Software & Services)	2,977,989
1,129,000	NTN Corp. (Capital Goods)	3,498,423
289,000	Okamura Corp. (Commercial & Professional Services)	2,672,253
183,000	Okasan Securities Group, Inc. (Diversified Financials)	965,672
1,943,000	OKUMA Corp. (Capital Goods)	15,158,612
232,900	Paltac Corp. (Retailing)	4,133,690
51,300	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	1,908,301
122,400	Plenus Co. Ltd. (Consumer Services)	2,245,072
51,000	Riso Kagaku Corp. (Technology Hardware & Equipment)	795,584
1,289,400	Round One Corp. (Consumer Services)	7,567,598
95,000	Ryobi Ltd. (Capital Goods)	344,626
110,000	Sakai Chemical Industry Co. Ltd. (Materials)	302,701
1,163,000	Sanyo Shokai Ltd. (Consumer Durables & Apparel)	2,785,238
79,000	Sanyo Special Steel Co. Ltd. (Materials)	359,538
1,273,600	Seino Holdings Co. Ltd. (Transportation)	12,944,125
322,100	Shimachu Co. Ltd. (Retailing)	7,496,512
393,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,418,097
680,400	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,779,179
526,000	Shinmaywa Industries Ltd. (Capital Goods)	3,604,724
52,650	Showa Sangyo Co. Ltd. (Food, Beverage & Tobacco)	234,662
32,800	Sintokogio Ltd. (Capital Goods)	277,331
771,900	SKY Perfect JSAT Holdings, Inc. (Media)	4,109,076
124,200	Sodick Co. Ltd. (Capital Goods)	962,024
161,350	St. Marc Holdings Co. Ltd. (Consumer Services)	4,364,782
13,600	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	272,721
107,600	Sumitomo Riko Co. Ltd. (Automobiles & Components)	923,217
660,100	Tadano Ltd. (Capital Goods)	6,299,005
117,700	Tamron Co. Ltd. (Consumer Durables & Apparel)	1,902,629
145,035	Tatsuta Electric Wire and Cable Co. Ltd. (Capital Goods)	455,318
7,500	Tenma Corp. (Materials)	111,649

Common Stocks – (continued)
Japan – (continued)
156,900	The Nippon Signal Co. Ltd. (Technology Hardware & Equipment)	$1,306,107
344,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	2,075,819
2,798,000	The Nishi-Nippon City Bank Ltd. (Banks)	5,048,302
725,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	3,081,277
51,750	The Okinawa Electric Power Co., Inc. (Utilities)	1,322,450
321,600	Toagosei Co. Ltd. (Materials)	2,900,344
15,100	Tocalo Co. Ltd. (Capital Goods)	271,625
295,900	Toho Holdings Co. Ltd. (Health Care Equipment & Services)	6,845,658
75,300	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	390,266
115,400	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,393,147
838,800	Tokyotokeiba Co. Ltd. (Consumer Services)	1,685,157
5,687	Tokyu REIT, Inc. (REIT)	8,198,317
1,230	Top REIT, Inc. (REIT)	4,651,196
298,400	Toppan Forms Co. Ltd. (Commercial & Professional Services)	3,282,029
204,800	Tosei Corp. (Real Estate)	1,434,043
2,524,000	Tosoh Corp. (Materials)	11,536,630
219,350	Toyo Securities Co. Ltd. (Diversified Financials)	507,831
590,000	Tsubakimoto Chain Co. (Capital Goods)	3,847,766
297,700	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	7,660,664
43,600	TV Asahi Holdings Corp. (Media)	724,060
1,440,000	Ube Industries Ltd. (Materials)	2,734,976
1,267,300	UNY Group Holdings Co. Ltd. (Food & Staples Retailing)	9,248,404
86,600	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	360,001
122,400	Wakita & Co. Ltd. (Capital Goods)	849,300
43,200	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	807,868
132,000	Xebio Holdings Co. Ltd. (Retailing)	2,105,480
414,600	Yamato Kogyo Co. Ltd. (Materials)	9,732,535
41,600	Yodogawa Steel Works Ltd. (Materials)	939,200
90,100	Yorozu Corp. (Automobiles & Components)	1,802,895

		497,556,449

Jersey – 0.3%
2,807,764	Petra Diamonds Ltd. (Materials)	4,841,026

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Luxembourg – 1.8%
369,446	Aperam SA (Materials)(a)	$14,544,142
14,834	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	5,503,797
1,676,006	Regus PLC (Commercial & Professional Services)	7,171,144

		27,219,083

Netherlands – 2.5%
8,600	Accell Group (Consumer Durables & Apparel)	182,259
30,584	Arcadis NV (Capital Goods)	524,236
280,932	ASM International NV (Semiconductors & Semiconductor Equipment)(a)	11,475,432
470,909	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	14,185,371
204,091	Corbion NV (Materials)	5,213,085
3,384	Eurocommercial Properties NV CVA (Real Estate)	158,042
8,710	Euronext NV (Diversified Financials)(b)	368,188
208,848	NSI NV (REIT)	992,604
349,050	SNS REAAL NV (Diversified Financials)*(a)	—
27,020	TKH Group NV CVA (Capital Goods)	1,068,266
72,479	Vastned Retail NV (REIT)	3,192,376
95,248	Wessanen (Food, Beverage & Tobacco)	983,646

		38,343,505

New Zealand – 0.4%
2,632,558	Air New Zealand Ltd. (Transportation)	4,517,075
576,986	Nuplex Industries Ltd. (Materials)	2,119,928

		6,637,003

Norway – 1.3%
112,313	Atea ASA (Software & Services)	1,053,732
288,528	Austevoll Seafood ASA (Food, Beverage & Tobacco)	2,427,404
224,650	Borregaard ASA (Materials)	1,681,433
114,273	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	5,577,089
325,016	Salmar ASA (Food, Beverage & Tobacco)	8,075,611
187,320	SpareBank 1 SMN (Banks)	1,151,799

		19,967,068

Portugal – 0.4%
815,928	Altri SGPS SA (Materials)	3,178,584
958,770	REN – Redes Energeticas Nacionais SGPS SA (Utilities)	2,875,413

		6,053,997

Common Stocks – (continued)
Singapore – 0.8%
410,600	Asian Pay Television Trust (Media)	$182,897
785,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)	311,598
1,155,000	United Engineers Ltd. (Capital Goods)*	2,003,844
1,035,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	6,436,265
382,700	Wing Tai Holdings Ltd. (Real Estate)	532,702
2,462,310	Yanlord Land Group Ltd. (Real Estate)	2,212,525

		11,679,831

Spain – 2.5%
207,013	Almirall SA (Pharmaceuticals, Biotechnology & Life Sciences)	3,407,866
517,199	Ebro Foods SA (Food, Beverage & Tobacco)	11,735,303
646,393	Ence Energia y Celulosa SA (Materials)	1,870,375
301,824	Faes Farma SA (Pharmaceuticals, Biotechnology & Life Sciences)	951,152
149,293	Gamesa Corp. Tecnologica SA (Capital Goods)	2,948,233
173,753	Lar Espana Real Estate Socimi SA (REIT)*	1,787,022
30,191	Let’s GOWEX SA (Telecommunication Services)*(a)	—
8,645	Miquel y Costas & Miquel SA (Materials)	353,644
88,715	Papeles y Cartones de Europa SA (Materials)	550,322
1,051,487	Prosegur Cia de Seguridad SA (Commercial & Professional Services)	6,091,057
147,717	Viscofan SA (Food, Beverage & Tobacco)	8,298,457

		37,993,431

Sweden – 5.2%
330,482	Betsson AB (Consumer Services)*	4,473,319
417,322	Byggmax Group AB (Retailing)	3,381,352
683,406	Castellum AB (Real Estate)(a)	10,947,167
84,601	Dios Fastigheter AB (Real Estate)(a)	619,122
10,612	Duni AB (Consumer Durables & Apparel)	154,532
252,776	Fabege AB (Real Estate)	4,221,197
410,288	Fastighets AB Balder Class B (Real Estate)*	10,465,256
378,422	Granges AB (Materials)	2,794,071
60,019	Haldex AB (Capital Goods)*	508,776
483,257	Hemfosa Fastigheter AB (Real Estate)(a)	5,041,326
252,576	Intrum Justitia AB (Commercial & Professional Services)	9,079,201
289,603	Inwido AB (Capital Goods)	3,648,523

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
381,372	Klovern AB Class B (Real Estate)(a)	$448,194
408,114	Kungsleden AB (Real Estate)(a)	2,809,294
180,671	Loomis AB Class B (Commercial & Professional Services)(a)	5,018,534
155,590	Mycronic AB (Technology Hardware & Equipment)(a)	1,216,776
23,182	NetEnt AB (Software & Services)*	1,459,860
128,333	Nobia AB (Consumer Durables & Apparel)	1,465,545
85,789	Nolato AB Class B (Capital Goods)(a)	2,318,905
33,113	Peab AB (Capital Goods)	276,721
8,413	SkiStar AB (Consumer Services)	116,812
362,830	SSAB AB Class A (Materials)*(a)	1,528,718
559,187	SSAB AB Class B (Materials)*(a)	1,940,971
262,558	Wihlborgs Fastigheter AB (Real Estate)(a)	5,334,677

		79,268,849

Switzerland – 4.7%
64,018	Ascom Holding AG (Registered) (Technology Hardware & Equipment)	1,049,064
4,455	Autoneum Holding AG (Automobiles & Components)	1,063,995
11,795	Bobst Group SA (Registered) (Capital Goods)	644,280
2,352	Burckhardt Compression Holding AG (Capital Goods)	838,350
12,348	Daetwyler Holding AG (Capital Goods)	1,836,953
14,192	dorma+kaba Holding AG (Registered) Class B (Commercial & Professional Services)	9,215,982
3,368	Emmi AG (Registered) (Food, Beverage & Tobacco)*	2,019,060
6,824	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	8,314,739
22,367	Georg Fischer AG (Registered) (Capital Goods)	18,184,891
20,836	Kardex AG (Registered) (Capital Goods)*	1,681,694
2,752	Komax Holding AG (Registered) (Capital Goods)*	608,574
25,170	Mobimo Holding AG (Registered) (Real Estate)*	5,767,298
233,471	Oriflame Holding AG (Household & Personal Products)*(a)	4,701,064
16,255	Rieter Holding AG (Registered) (Capital Goods)*	3,369,528
2,001	Schweiter Technologies AG (Capital Goods)	1,892,684
3,970	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	744,918

Common Stocks – (continued)
Switzerland – (continued)
38,887	Tecan AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	$5,405,286
23,030	Valiant Holding AG (Registered) (Banks)	2,555,513
39,345	Zehnder Group AG (Capital Goods)*	1,664,600

		71,558,473

United Kingdom – 14.0%
145,681	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,260,244
1,688,352	Amec Foster Wheeler PLC (Energy)	12,234,238
63,239	Ashmore Group PLC (Diversified Financials)(a)	284,200
1,245,884	Beazley PLC (Insurance)*	5,938,261
47,724	Bellway PLC (Consumer Durables & Apparel)	1,708,865
302,586	Berendsen PLC (Commercial & Professional Services)	5,227,984
191,048	Bodycote PLC (Capital Goods)	1,667,787
4,861,641	Booker Group PLC (Food & Staples Retailing)	11,528,553
409,560	Britvic PLC (Food, Beverage & Tobacco)	4,219,424
132,311	Carillion PLC (Capital Goods)	569,487
326,625	Dart Group PLC (Transportation)	2,980,414
1,494,248	Debenhams PLC (Retailing)	1,716,070
64,315	Derwent London PLC (REIT)	3,091,119
44,743	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	1,560,477
38,667	Domino’s Pizza Group PLC (Consumer Services)	519,864
136,055	esure Group PLC (Insurance)	533,571
168,115	Foxtons Group PLC (Real Estate)	354,952
311,019	Galliford Try PLC (Capital Goods)	5,814,141
1,755,112	Globo PLC (Software & Services)*(a)	—
806,923	Great Portland Estates PLC (REIT)	8,947,336
359,946	Greggs PLC (Food & Staples Retailing)	5,444,457
1,240,646	Hansteen Holdings PLC (REIT)	1,881,655
1,502,443	Henderson Group PLC (Diversified Financials)	5,624,601
69,625	Hunting PLC (Energy)	374,227
702,525	IG Group Holdings PLC (Diversified Financials)	7,948,449
1,351,709	Inchcape PLC (Retailing)	13,407,602
1,564,881	Indivior PLC (Pharmaceuticals, Biotechnology & Life Sciences)	3,685,111
973,611	Intermediate Capital Group PLC (Diversified Financials)	8,752,534
1,364,697	John Wood Group PLC (Energy)	12,484,352
324,388	KAZ Minerals PLC (Materials)*(a)	813,261
69,149	Keller Group PLC (Capital Goods)	892,662

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
196,417	Lancashire Holdings Ltd. (Insurance)	$1,578,764
2,337,613	LondonMetric Property PLC (REIT)	5,416,908
100,221	Lonmin PLC (Materials)*	275,854
3,677,145	Man Group PLC (Diversified Financials)	7,953,590
670,731	Melrose Industries PLC (Capital Goods)	3,664,814
616,806	Micro Focus International PLC (Software & Services)	13,796,398
611,421	Mitie Group PLC (Commercial & Professional Services)	2,428,136
1,177,455	Moneysupermarket.com Group PLC (Software & Services)	5,408,779
65,290	Morgan Advanced Materials PLC (Capital Goods)	225,045
193,491	OneSavings Bank PLC (Banks)	810,556
983,925	Ophir Energy PLC (Energy)*	1,087,565
494,384	Premier Oil PLC (Energy)*	534,944
2,849,848	QinetiQ Group PLC (Capital Goods)	9,333,484
293,818	Rentokil Initial PLC (Commercial & Professional Services)	757,160
349,345	Safestore Holdings PLC (REIT)	1,731,973
407,732	Savills PLC (Real Estate)	4,422,424
178,723	Spectris PLC (Technology Hardware & Equipment)	4,768,222
365,811	Subsea 7 SA (Energy)*	3,356,394
33,556	SVG Capital PLC (Diversified Financials)*	252,918
569,268	Synthomer PLC (Materials)	2,899,863
544,163	The Paragon Group of Cos. PLC (Banks)	2,366,185
528,132	Tullett Prebon PLC (Diversified Financials)	2,618,283
94,583	Workspace Group PLC (REIT)	1,154,971
268,776	WS Atkins PLC (Commercial & Professional Services)	5,244,693
18,213	Zeal Network SE (Consumer Services)	844,311

		214,398,132

TOTAL COMMON STOCKS
(Cost $1,398,976,110)		$1,489,891,122

Shares	Distribution Rate	Value
Investment Company(c)(d) – 0.1%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
1,700,138	0.278%	$1,700,138
(Cost $1,700,138)

Units	Description	Expiration Month	Value
Right*(a) – 0.0%
Sweden – 0.0%
483,257	Hemfosa Fastigheter AB (Real Estate)	05/16	$174,517
(Cost $0)

Warrant* – 0.0%
France – 0.0%
9,966	Societe de la Tour Eiffel (Real Estate)	07/16	$2,967
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,400,676,248)			$1,491,768,744

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 6.0%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
91,779,427	0.427%	$91,779,427
(Cost $91,779,427)

TOTAL INVESTMENTS – 103.2%
(Cost $1,492,455,675)		$1,583,548,171

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.2)%		(48,623,609)

NET ASSETS – 100.0%		$1,534,924,562

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,299,317, which represents approximately 0.3% of net assets as of April 30, 2016.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	273	June 2016	$9,306,062	$63,242
FTSE 100 Index	53	June 2016	4,810,632	84,357
Hang Seng Index	7	May 2016	940,956	(17,414)
MSCI Singapore Index	22	May 2016	520,043	(11,862)
SPI 200 Index	22	June 2016	2,187,565	67,178
TSE TOPIX Index	49	June 2016	6,108,882	(119,732)
TOTAL				$65,769

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $688,387,024, $669,295,893 and $1,398,976,110)(a)	$736,003,387	$703,107,175	$1,490,068,606
Investments in affiliated issuers, at value (cost $0, $0 and $1,700,138)	—	—	1,700,138
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	2,728,800	24,797,079	91,779,427
Cash	37,074,881	—	72,642
Foreign currencies, at value (cost $11,794,991, $2,480,394 and $30,426,820)	11,819,112	2,544,347	31,018,117
Receivables:
Investments sold	28,724,197	42,335,247	27,912,121
Fund shares sold	1,629,138	652,503	4,176,997
Dividends	479,192	4,058,043	7,962,614
Foreign tax reclaims	139,337	1,185,091	1,144,780
Securities lending income	4,292	96,383	209,883
Collateral on certain derivative contracts(b)	—	1,424,853	1,706,662
Reimbursement from investment adviser	—	105,498	328,555
Other assets	—	53,653	11,207
Total assets	818,602,336	780,359,872	1,658,091,749

Liabilities:
Variation margin on certain derivative contracts	—	206,929	301,278
Payables:
Investments purchased	70,435,723	23,702,979	26,505,317
Payable upon return of securities loaned	2,728,800	24,797,079	91,779,427
Management fees	591,345	501,135	1,058,512
Fund shares redeemed	480,841	405,016	3,002,044
Foreign capital gains taxes	147,484	—	—
Distribution and Service fees and Transfer Agency fees	38,454	59,375	185,495
Due to custodian	—	1,260,447	—
Accrued expenses	245,008	145,631	335,114
Total liabilities	74,667,655	51,078,591	123,167,187

Net Assets:
Paid-in capital	796,775,781	2,068,992,011	1,445,721,260
Undistributed net investment income	277,245	4,171,576	4,485,968
Accumulated net realized loss	(100,542,798)	(1,377,998,155)	(7,367,685)
Net unrealized gain	47,424,453	34,115,849	92,085,019
NET ASSETS	$743,934,681	$729,281,281	$1,534,924,562
Net Assets:
Class A	$40,381,976	$86,454,321	$244,622,415
Class C	1,012,167	5,447,266	49,295,749
Institutional	693,597,539	634,032,603	1,164,358,816
Service	—	1,666,181	—
Class IR	1,837,172	1,167,948	73,650,050
Class R	6,993,271	503,351	—
Class R6	112,556	9,611	2,997,532
Total Net Assets	$743,934,681	$729,281,281	$1,534,924,562
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	5,165,224	8,332,349	23,320,658
Class C	130,346	533,845	4,840,593
Institutional	88,916,395	59,583,669	110,954,206
Service	—	159,070	—
Class IR	235,609	114,544	7,044,508
Class R	903,691	49,573	—
Class R6	14,433	903	285,266
Net asset value, offering and redemption price per share:(c)
Class A	$7.82	$10.38	$10.49
Class C	7.77	10.20	10.18
Institutional	7.80	10.64	10.49
Service	—	10.47	—
Class IR	7.80	10.20	10.45
Class R	7.74	10.15	—
Class R6	7.80	10.64	10.51

(a)	Includes loaned securities having a market value of $2,761,409, $23,443,669 and $86,708,498 for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions of $1,424,853 and $1,706,662, respectively for the International Equity Insights and International Small Cap Insights Funds.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $8.28, $10.98 and $11.10, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:
Dividends — affiliated issuer (net of foreign taxes withheld of $516,266, $943,091 and $1,997,478)	$4,980,214	$10,462,649	$17,689,680
Dividend — affiliated issuer	—	—	11,521
Securities lending income — affiliated issuer	96,351	196,122	648,532
Total investment income	5,076,565	10,658,771	18,349,733

Expenses:
Management fees	2,534,172	3,002,694	5,642,650
Custody, accounting and administrative services	401,721	152,421	374,112
Transfer Agency fees(a)	134,685	205,218	505,896
Registration fees	79,524	79,812	141,326
Distribution and Service fees(a)	64,181	122,367	487,696
Printing and mailing costs	52,759	24,892	101,435
Trustee fees	12,100	12,395	12,836
Professional fees	7,818	51,513	61,024
Service share fees — Service Plan	—	1,989	—
Service share fees — Shareholder Administration Plan	—	1,989	—
Other	27,082	34,660	49,577
Total expenses	3,314,042	3,689,950	7,376,552
Less — expense reductions	(248,284)	(487,427)	(659,938)
Net expenses	3,065,758	3,202,523	6,716,614
NET INVESTMENT INCOME	2,010,807	7,456,248	11,633,119

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(43,516,749)	(20,014,224)	4,770,623
Futures contracts	—	(1,433,941)	(1,593,951)
Foreign currency transactions	(617,071)	884,621	(571,441)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $203,371, $0 and $0)	38,374,166	14,150,144	32,049,926
Futures contracts	—	(490,974)	(1,688,234)
Foreign currency translation	276,344	770,034	1,119,868
Net realized and unrealized gain (loss)	(5,483,310)	(6,134,340)	34,086,791
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,472,503)	$1,321,908	$45,719,910

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Emerging Markets Equity Insights	$45,882	$4,762	$13,537	$34,871	$905	$92,474	$—	$1,287	$5,144	$4
International Equity Insights	98,087	23,997	283	74,547	4,559	124,064	318	983	746	1
International Small Cap Insights	276,841	210,855	—	210,443	40,062	201,207	—	54,075	—	109

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$2,010,807	$10,586,672
Net realized gain (loss)	(44,133,820)	(53,580,965)
Net change in unrealized gain (loss)	38,650,510	(25,465,209)
Net increase (decrease) in net assets resulting from operations	(3,472,503)	(68,459,502)

Distributions to shareholders:
From net investment income
Class A Shares	(333,631)	(540,220)
Class C Shares	(1,954)	(4,206)
Institutional Shares	(5,711,198)	(11,716,286)
Service Shares	—	—
Class IR Shares	(13,689)	(11,352)
Class R Shares	(42,141)	(21,187)
Class R6 Shares	(121)	—
From net realized gains
Class A Shares	—	(300,785)
Class C Shares	—	(6,674)
Institutional Shares	—	(5,218,737)
Class IR Shares	—	(5,790)
Class R Shares	—	(10,409)
Total distributions to shareholders	(6,102,734)	(17,835,646)

From share transactions:
Proceeds from sales of shares	372,609,078	233,575,432
Proceeds received in connection with merger	—	—
Reinvestment of distributions	6,068,454	17,524,245
Cost of shares redeemed	(177,567,066)	(314,048,730)
Net increase (decrease) in net assets resulting from share transactions	201,110,466	(62,949,053)
TOTAL INCREASE (DECREASE)	191,535,229	(149,244,201)

Net assets:
Beginning of period	552,399,452	701,643,653
End of period	$743,934,681	$552,399,452
Undistributed net investment income	$277,245	$4,369,172

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

International Equity Insights Fund		International Small Cap Insights Fund
For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015

$7,456,248	$15,346,268	$11,633,119	$17,665,996
(20,563,544)	(20,975,277)	2,605,231	(6,256,157)
14,429,204	22,207,615	31,481,560	39,964,817
1,321,908	16,578,606	45,719,910	51,374,656

(836,569)	(3,035,885)	(2,985,588)	(2,355,924)
(29,349)	(98,011)	(363,016)	(229,064)
(8,419,997)	(29,792,716)	(15,775,913)	(13,054,172)
(16,104)	(85,003)	—	—
(17,727)	(11,495)	(847,395)	(400,411)
(3,210)	(6,273)	—	—
(139)	—	(3,693)	—

—	—	—	(1,419,007)
—	—	—	(191,500)
—	—	—	(6,378,743)
—	—	—	(208,754)
—	—	—	—
(9,323,095)	(33,029,383)	(19,975,605)	(24,237,575)

194,991,344	204,211,026	457,173,067	618,521,766
—	—	124,352,810	—
9,272,014	32,820,575	17,136,594	20,405,481
(195,892,632)	(320,374,840)	(261,297,607)	(345,845,914)
8,370,726	(83,343,239)	337,364,864	293,081,333
369,539	(99,794,016)	363,109,169	320,218,414

728,911,742	828,705,758	1,171,815,393	851,596,979
$729,281,281	$728,911,742	$1,534,924,562	$1,171,815,393
$4,171,576	$6,038,423	$4,485,968	$12,828,454

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$7.92	$0.02		$(0.05)	$(0.03)	$(0.07)	$—	$(0.07)
2016 - C	7.84	(0.01)		(0.05)	(0.06)	(0.01)	—	(0.01)
2016 - Institutional	7.91	0.03		(0.04)	(0.01)	(0.10)	—	(0.10)
2016 - IR	7.91	0.03		(0.05)	(0.02)	(0.09)	—	(0.09)
2016 - R	7.84	0.01		(0.04)	(0.03)	(0.07)	—	(0.07)
2016 - R6	7.91	0.05		(0.06)	(0.01)	(0.10)	—	(0.10)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	8.99	0.11		(0.98)	(0.87)	(0.13)	(0.07)	(0.20)
2015 - C	8.88	0.05		(0.98)	(0.93)	(0.04)	(0.07)	(0.11)
2015 - Institutional	8.98	0.14		(0.98)	(0.84)	(0.16)	(0.07)	(0.23)
2015 - IR	8.97	0.14		(0.99)	(0.85)	(0.14)	(0.07)	(0.21)
2015 - R	8.94	0.09		(0.98)	(0.89)	(0.14)	(0.07)	(0.21)
2015 - R6 (Commenced July 31, 2015)	8.40	0.01		(0.50)	(0.49)	—	—	—
2014 - A	8.95	0.14		(0.02)	0.12	(0.08)	—	(0.08)
2014 - C	8.90	0.07		(0.01)	0.06	(0.08)	—	(0.08)
2014 - Institutional	8.95	0.17		(0.02)	0.15	(0.12)	—	(0.12)
2014 - IR	8.94	0.13		0.02	0.15	(0.12)	—	(0.12)
2014 - R (Commenced February 28, 2014)	8.26	0.02		0.66	0.68	—	—	—
2013 - A	8.40	0.07		0.60	0.67	(0.12)	—	(0.12)
2013 - C	8.36	0.04		0.55	0.59	(0.05)	—	(0.05)
2013 - Institutional	8.40	0.16		0.53	0.69	(0.14)	—	(0.14)
2013 - IR	8.39	0.14		0.54	0.68	(0.13)	—	(0.13)
2012 - A	8.08	0.13		0.28	0.41	(0.09)	—	(0.09)
2012 - C	8.00	0.08		0.28	0.36	—	—	—
2012 - Institutional	8.12	0.16		0.28	0.44	(0.16)	—	(0.16)
2012 - IR	8.11	0.25		0.18	0.43	(0.15)	—	(0.15)
2011 - A	8.91	0.11		(0.87)	(0.76)	(0.07)	—	(0.07)
2011 - C	8.82	—	(e)	(0.81)	(0.81)	(0.01)	—	(0.01)
2011 - Institutional	8.96	0.16		(0.88)	(0.72)	(0.12)	—	(0.12)
2011 - IR	8.98	0.15		(0.90)	(0.75)	(0.12)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$7.82	(0.36)%	$40,382	1.57	%(d)	1.69	%(d)	0.46	%(d)	122%
7.77	(0.70)	1,012	2.32	(d)	2.44	(d)	(0.33	)(d)	122
7.80	(0.10)	693,598	1.17	(d)	1.27	(d)	0.83	(d)	122
7.80	(0.19)	1,837	1.32	(d)	1.43	(d)	0.78	(d)	122
7.74	(0.41)	6,993	1.82	(d)	1.93	(d)	0.25	(d)	122
7.80	(0.06)	113	1.14	(d)	1.17	(d)	1.32	(d)	122

7.92	(9.84)	37,307	1.58		1.67		1.30		199
7.84	(10.50)	1,053	2.33		2.42		0.60		199
7.91	(9.52)	508,685	1.18		1.27		1.69		199
7.91	(9.63)	798	1.33		1.42		1.63		199
7.84	(10.06)	4,547	1.83		1.93		1.10		199
7.91	(5.83)	9	1.17	(d)	1.28	(d)	0.59	(d)	199
8.99	1.38	37,905	1.58		1.66		1.59		180
8.88	0.66	944	2.33		2.41		0.80		180
8.98	1.65	660,922	1.18		1.26		1.95		180
8.97	1.70	875	1.34		1.39		1.47		180
8.94	8.23	998	1.82	(d)	2.07	(d)	0.31	(d)	180
8.95	8.00	24,758	1.52		1.65		0.82		249
8.90	7.02	989	2.31		2.48		0.51		249
8.95	8.41	556,434	1.14		1.27		1.87		249
8.94	8.16	1,649	1.32		1.50		1.59		249
8.40	5.26	50,760	1.45		1.69		1.58		180
8.36	4.49	228	2.20		2.46		0.97		180
8.40	5.68	464,180	1.05		1.30		1.98		180
8.39	5.48	118	1.20		1.41		3.06		180
8.08	(8.58)	17,089	1.45		1.71		1.17		200
8.00	(9.23)	207	2.20		2.46		0.01		200
8.12	(8.19)	273,027	1.05		1.31		1.75		200
8.11	(8.54)	1	1.20		1.46		1.67		200

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$10.54	$0.09		$(0.14)	$(0.05)	$(0.11)
2016 - C	10.36	0.05		(0.15)	(0.10)	(0.06)
2016 - Institutional	10.83	0.11		(0.15)	(0.04)	(0.15)
2016 - Service	10.64	0.08		(0.15)	(0.07)	(0.10)
2016 - IR	10.38	0.09		(0.13)	(0.04)	(0.14)
2016 - R	10.34	0.10		(0.17)	(0.07)	(0.12)
2016 - R6	10.83	0.11		(0.14)	(0.03)	(0.16)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	10.69	0.18		0.08	0.26	(0.41)
2015 - C	10.51	0.10		0.08	0.18	(0.33)
2015 - Institutional	10.97	0.22		0.09	0.31	(0.45)
2015 - Service	10.76	0.16		0.09	0.25	(0.37)
2015 - IR	10.53	0.16		0.12	0.28	(0.43)
2015 - R	10.52	0.14		0.09	0.23	(0.41)
2015 - R6 (Commenced July 31, 2015)	11.23	0.04		(0.44)	(0.40)	—
2014 - A	10.99	0.37	(e)	(0.39)	(0.02)	(0.28)
2014 - C	10.83	0.28	(e)	(0.37)	(0.09)	(0.23)
2014 - Institutional	11.29	0.42	(e)	(0.40)	0.02	(0.34)
2014 - Service	11.06	0.35	(e)	(0.37)	(0.02)	(0.28)
2014 - IR	10.86	0.38	(e)	(0.38)	— (f)	(0.33)
2014 - R	10.85	0.34	(e)	(0.38)	(0.04)	(0.29)
2013 - A	9.00	0.19		2.11	2.30	(0.31)
2013 - C	8.87	0.16		2.04	2.20	(0.24)
2013 - Institutional	9.25	0.30		2.09	2.39	(0.35)
2013 - Service	9.06	0.22		2.08	2.30	(0.30)
2013 - IR	8.91	0.22		2.08	2.30	(0.35)
2013 - R	8.88	0.21		2.04	2.25	(0.28)
2012 - A	9.02	0.19		0.21	0.40	(0.42)
2012 - C	8.89	0.13		0.20	0.33	(0.35)
2012 - Institutional	9.27	0.24		0.21	0.45	(0.47)
2012 - Service	9.08	0.18		0.21	0.39	(0.41)
2012 - IR	8.97	0.20		0.21	0.41	(0.47)
2012 - R	8.93	0.17		0.20	0.37	(0.42)
2011 - A	10.21	0.28		(1.26)	(0.98)	(0.21)
2011 - C	10.06	0.19		(1.23)	(1.04)	(0.13)
2011 - Institutional	10.49	0.33		(1.30)	(0.97)	(0.25)
2011 - Service	10.27	0.27		(1.27)	(1.00)	(0.19)
2011 - IR	10.15	0.23		(1.18)	(0.95)	(0.23)
2011 - R	10.12	0.19		(1.18)	(0.99)	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(f)	Amount is less than $0.005 per share.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.38	(0.46)%	$86,454	1.25	%(d)	1.39	%(d)	1.77	%(d)	89%
10.20	(0.95)	5,447	2.00	(d)	2.14	(d)	1.02	(d)	89
10.64	(0.34)	634,033	0.85	(d)	0.99	(d)	2.17	(d)	89
10.47	(0.65)	1,666	1.35	(d)	1.49	(d)	1.56	(d)	89
10.20	(0.34)	1,168	1.00	(d)	1.14	(d)	1.90	(d)	89
10.15	(0.70)	503	1.50	(d)	1.65	(d)	2.05	(d)	89
10.64	(0.31)	10	0.84	(d)	0.94	(d)	2.10	(d)	89

10.54	2.58	78,527	1.27		1.37		1.70		154
10.36	1.82	4,409	2.01		2.12		0.93		154
10.83	3.05	642,473	0.87		0.97		2.08		154
10.64	2.48	1,641	1.37		1.47		1.51		154
10.38	2.85	1,666	1.01		1.13		1.54		154
10.34	2.32	186	1.52		1.62		1.33		154
10.83	(3.56)	10	0.84	(d)	0.93	(d)	1.56	(d)	154
10.69	(0.14)	79,214	1.29		1.36		3.31	(e)	142
10.51	(0.85)	3,054	2.04		2.11		2.61	(e)	142
10.97	0.22	742,016	0.89		0.96		3.74	(e)	142
10.76	(0.17)	2,779	1.39		1.45		3.17	(e)	142
10.53	0.12	278	1.04		1.10		3.52	(e)	142
10.52	(0.33)	161	1.54		1.61		3.09	(e)	142
10.99	26.31	92,919	1.29		1.37		1.98		189
10.83	25.33	3,166	2.04		2.11		1.61		189
11.29	26.71	945,546	0.89		0.96		2.99		189
11.06	26.13	6,237	1.39		1.46		2.25		189
10.86	26.55	468	1.04		1.11		2.22		189
10.85	25.99	95	1.54		1.61		2.14		189
9.00	4.94	210,612	1.28		1.37		2.21		203
8.87	4.10	3,087	2.04		2.12		1.48		203
9.25	5.47	596,986	0.88		0.97		2.69		203
9.06	4.77	7,945	1.38		1.47		2.09		203
8.91	5.16	65	1.04		1.11		2.33		203
8.88	4.69	71	1.53		1.62		1.98		203
9.02	(9.87)	314,225	1.25		1.31		2.74		101
8.89	(10.50)	3,660	2.00		2.06		1.94		101
9.27	(9.52)	1,013,458	0.85		0.91		3.18		101
9.08	(9.91)	12,982	1.35		1.41		2.60		101
8.97	(9.58)	45	1.00		1.06		2.53		101
8.93	(9.99)	116	1.50		1.56		1.87		101

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$10.42	$0.07	$0.14	$0.21	$(0.14)	$—	$(0.14)
2016 - C	10.11	0.03	0.13	0.16	(0.09)	—	(0.09)
2016 - Institutional	10.44	0.09	0.14	0.23	(0.18)	—	(0.18)
2016 - IR	10.40	0.09	0.13	0.22	(0.17)	—	(0.17)
2016 - R6	10.44	0.18	0.07	0.25	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	10.03	0.16	0.49	0.65	(0.16)	(0.10)	(0.26)
2015 - C	9.76	0.08	0.49	0.57	(0.12)	(0.10)	(0.22)
2015 - Institutional	10.05	0.20	0.49	0.69	(0.20)	(0.10)	(0.30)
2015 - IR	10.01	0.19	0.49	0.68	(0.19)	(0.10)	(0.29)
2015 - R6 (Commenced July 31, 2015)	10.75	0.05	(0.36)	(0.31)	—	—	—
2014 - A	10.62	0.14	(0.34)	(0.20)	(0.32)	(0.07)	(0.39)
2014 - C	10.40	0.06	(0.33)	(0.27)	(0.30)	(0.07)	(0.37)
2014 - Institutional	10.62	0.17	(0.33)	(0.16)	(0.34)	(0.07)	(0.41)
2014 - IR	10.59	0.18	(0.35)	(0.17)	(0.34)	(0.07)	(0.41)
2013 - A	8.29	0.23	2.49	2.72	(0.39)	—	(0.39)
2013 - C	8.13	0.14	2.47	2.61	(0.34)	—	(0.34)
2013 - Institutional	8.30	0.26	2.50	2.76	(0.44)	—	(0.44)
2013 - IR	8.28	0.22	2.52	2.74	(0.43)	—	(0.43)
2012 - A	7.92	0.17	0.38	0.55	(0.18)	—	(0.18)
2012 - C	7.79	0.11	0.38	0.49	(0.15)	—	(0.15)
2012 - Institutional	7.94	0.20	0.38	0.58	(0.22)	—	(0.22)
2012 - IR	7.93	0.16	0.40	0.56	(0.21)	—	(0.21)
2011 - A	8.20	0.17	(0.21)	(0.04)	(0.24)	—	(0.24)
2011 - C	8.08	0.13	(0.23)	(0.10)	(0.19)	—	(0.19)
2011 - Institutional	8.21	0.20	(0.20)	—	(0.27)	—	(0.27)
2011 - IR	8.21	0.20	(0.21)	(0.01)	(0.27)	—	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.49	2.05%	$244,622	1.30	%(d)	1.40	%(d)	1.41	%(d)	67%
10.18	1.58	49,296	2.05	(d)	2.15	(d)	0.71	(d)	67
10.49	2.18	1,164,359	0.90	(d)	1.00	(d)	1.87	(d)	67
10.45	2.10	73,650	1.05	(d)	1.16	(d)	1.78	(d)	67
10.51	2.40	2,998	0.88	(d)	1.03	(d)	3.59	(d)	67

10.42	6.70	204,067	1.30		1.39		1.58		131
10.11	5.96	38,777	2.05		2.14		0.82		131
10.44	7.11	888,071	0.90		0.99		1.97		131
10.40	7.00	40,890	1.05		1.14		1.83		131
10.44	(2.88)	10	0.90	(d)	0.96	(d)	1.94	(d)	131
10.03	(1.94)	144,558	1.30		1.39		1.33		129
9.76	(2.71)	19,158	2.05		2.15		0.57		129
10.05	(1.54)	668,746	0.90		0.99		1.65		129
10.01	(1.68)	19,134	1.05		1.14		1.66		129
10.62	34.41	53,564	1.30		1.48		2.52		166
10.40	33.40	3,514	2.05		2.24		1.53		166
10.62	34.96	441,964	0.90		1.07		2.85		166
10.59	34.77	3,605	1.05		1.26		2.28		166
8.29	7.32	18,914	1.30		1.51		2.13		150
8.13	6.56	896	2.05		2.26		1.44		150
8.30	7.80	244,135	0.90		1.11		2.59		150
8.28	7.54	345	1.05		1.26		2.06		150
7.92	(0.68)	29,729	1.30		1.47		1.95		79
7.79	(1.39)	856	2.05		2.22		1.56		79
7.94	(0.16)	249,545	0.90		1.07		2.30		79
7.93	(0.33)	1,368	1.05		1.22		2.39		79

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, IR, R and R6	Diversified
International Equity Insights	A, C, Institutional, Service, IR, R and R6	Diversified
International Small Cap Insights	A, C, Institutional, IR and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, all of the assets and liabilities of the Goldman Sachs International Small Cap Fund (the “Acquired Fund”) were transferred to the Goldman Sachs International Small Cap Insights Fund (the “Survivor Fund”) as of the close of business on February 5, 2016 (the “Reorganization”). As part of the Reorganization, holders of Class A, Class C, Institutional and Class IR shares of the Acquired Fund respectively received Class A, Class C, Institutional and Class IR shares of the Survivor Fund, in an amount equal to the aggregate net asset value of his or her investment in the Acquired Fund. Shareholders of Service Shares of the Acquired Fund received Class A Shares of the Survivor Fund, in an amount equal to the aggregate net asset value of his or her investment in the Acquired Fund. The exchange was a tax-free event to shareholders and the Survivor Fund was the accounting survivor in the reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Institutional Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2016:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$11,261,144	$30,985,970	$—
Asia	57,996,416	517,482,364	—
Europe	1,730,768	8,134,462	—
North America	42,440,631	—	—
South America	63,022,723	2,948,909	—
Securities Lending Reinvestment Vehicle	2,728,800	—	—
Total	$179,180,482	$559,551,705	$—

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$3,648,634	$—
Asia	1,533,114	189,813,372	—
Australia and Oceania	—	41,659,081	—
Europe	25,500,501	440,952,473	—
Securities Lending Reinvestment Vehicle	24,797,079	—	—
Total	$51,830,694	$676,073,560	$—

Derivative Type
Assets(b)
Futures Contracts	$75,282	$—	$—
Liabilities(b)
Futures Contracts	$(142,130)	$—	$—

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$536,517,882	$—
Australia and Oceania	—	97,754,279	—
Europe	—	852,091,773	—
North America	—	3,704,672	—
Investment Company	1,700,138	—	—
Securities Lending Reinvestment Vehicle	91,779,427	—	—
Total	$93,479,565	$1,490,068,606	$—

Derivative Type
Assets(b)
Futures Contracts	$214,777	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(149,008)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

The following is a reconciliation of Level 3 investments for the period ended April 30, 2016:

Emerging Markets Equity Insights	Common Stock and/or Other Equity Investments
Beginning Balance as of October 31, 2015	$6,714,232
Realized gain (loss)	(2,526,096)
Net Change in unrealized gain (loss) relating to instruments still held at reporting date	(443,853)
Sales	(3,744,283)
Ending Balance as of April 30, 2016	$—

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
International Equity Insights	Equity	Receivable for unrealized gain on futures variation margin	$75,282	Payable for unrealized loss on futures variation margin	$(142,130)
International Small Cap Insights	Equity	Receivable for unrealized gain on futures variation margin	214,777	Payable for unrealized loss on futures variation margin	(149,008)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,433,941)	(490,974)	334
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,593,951)	(1,688,234)	472

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2016.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.85	0.77	0.73	0.72	0.71	0.85	0.81	(1)
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

The International Small Cap Insights Fund invests in the FST Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended April 30, 2016, GSAM waived $12,247 of the Fund’s management fees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2016, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Emerging Markets Equity Insights	$521
International Equity Insights	2,829
International Small Cap Insights	18,299

For the period ended April 30, 2016, Goldman Sachs did not retain any CDSC charges on Class C Shares.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.114%, 0.004% and 0.014%, respectively. Prior to February 26, 2016, the Other Expense limitation was 0.144% for the Emerging Markets Equity Insights Fund. These Other Expense limitations will remain in place through at least February 26, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$—	$2,307	$245,977	$248,284
International Equity Insights	141,304	4,545	341,578	487,427
International Small Cap Insights	12,247	298	647,393	659,938

G.  Line of Credit Facility — As of April 30, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2016, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 3, 2016.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2016, Goldman Sachs earned $3,014 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Insights Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the International Small Cap Insights Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2016:

Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 4/30/2016	Dividend Income
International Small Cap Insights	$29,164,962	$225,251,093	$(252,715,917)	$1,700,138	$11,521

As of April 30, 2016, the following Goldman Sachs Fund of Funds Portfolios and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	—%	—%	—%	9%	7%	6%	13%
International Equity Insights	5	—	13	24	19	—	—
International Small Cap Insights	—	—	—	—	—	8	—

As of April 30, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 8% of the Class R6 Shares of the Emerging Markets Equity Insights Fund and approximately 100% of the Class R6 Shares of the International Equity Insights Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$835,253,393	$639,984,139
International Equity Insights	615,935,092	610,724,764
International Small Cap Insights	1,065,639,532	863,625,585

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

7. SECURITIES LENDING (continued)

business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at GSAL’s expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Funds’ Statements of Assets and Liabilities.

Both the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2016, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months ended April 30, 2016		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of April 30, 2016
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$10,647	$7,102	$—
International Equity Insights	22,043	37,383	2,511,824
International Small Cap Insights	73,904	138,703	16,113,712

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended April 30, 2016:

Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 4/30/2016
Emerging Markets Equity Insights	$31,533,953	$78,515,077	$(107,320,230)	$2,728,800
International Equity Insights	26,299,180	117,156,167	(118,658,268)	24,797,079
International Small Cap Insights	49,255,589	159,947,644	(117,423,806)	91,779,427

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2015, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Capital loss carryforwards:(1)
Expiring 2016	$—	$(392,271,823)	$—
Expiring 2017	—	(940,883,655)	—
Expiring 2019	—	(2,867,280)	—
Perpetual short-term	(42,463,393)	(19,095,448)	(5,290,806)
Total capital loss carryforwards	$(42,463,393)	$(1,355,118,206)	$(5,290,806)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on October 31 of the year indicated.

As of April 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$705,150,139	$696,338,985	$1,501,441,499
Gross unrealized gain	67,079,600	58,175,465	138,221,151
Gross unrealized loss	(33,497,552)	(26,610,196)	(56,114,479)
Net unrealized security gain (loss)	$33,582,048	$31,565,269	$82,106,672

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives also can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

9. OTHER RISKS (continued)

invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on October 14-15, 2015, the Trustees approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Goldman Sachs International Small Cap Fund (the “Acquired Fund”) by the Goldman Sachs International Small Cap Insights Fund (the “Survivor Fund”). The acquisition was completed on February 5, 2016.

Pursuant to the Reorganization Agreement, the assets and liabilities of the Acquired Fund’s Shares were transferred in exchange for the Survivor Fund’s Shares, in a tax-free exchange as follows:

Survivor/Acquired Fund	Exchanged Shares of Survivor Fund	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of February 5, 2016
International Small Cap Insights Class A/International Small Cap Class A	1,319,500	$12,667,203	735,704
International Small Cap Insights Class C/International Small Cap Class C	336,631	3,144,130	189,506
International Small Cap Insights Institutional Class/International Small Cap Institutional Class	11,039,313	105,977,401	5,993,654
International Small Cap Insights Class A/International Small Cap Service Class	123,678	1,187,304	69,907
International Small Cap Insights Class IR/International Small Cap Class IR	144,014	1,376,771	77,777

The financial statements reflect the operations of the Survivor Fund for the period prior to the acquisition and for the period subsequent to the acquisition. Assuming the acquisition had been completed on November 1, 2015, the Fund’s pro forma results of operations for the six months ended April 30, 2016, would be as follows:

Net investment income	$11,579,147
Net loss on investments	$(10,577,143)
Net increase in net assets resulting from operations	$1,002,004

Because the combined investment portfolios have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Small Cap Fund that have been included in the Fund’s Statement of Operations since February 5, 2016.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

11. OTHER MATTERS (continued)

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation:

Survivor/Acquired Fund	Survivor Fund’s Aggregate Net Assets before acquisition	Acquired Fund’s Aggregate Net Assets before acquisition	Survivor Fund’s Aggregate Net Assets immediately after acquisition	Acquired Fund’s Unrealized Depreciation	Acquired Fund’s Capital Loss Carryforward*
International Small Cap Insights/International Small Cap	$1,261,539,102.00	$124,352,810.00	$1,385,892,154.00	$(1,092,050.00)	$(17,180,096)

*	Due to Fund reorganizations, utilization of acquired losses may be substantially limited under the Code.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,624,295	$11,996,492	1,831,857	$15,491,486
Reinvestment of distributions	43,777	331,829	97,926	827,477
Shares redeemed	(1,215,859)	(8,942,520)	(1,434,964)	(12,316,990)
	452,213	3,385,801	494,819	4,001,973
Class C Shares
Shares sold	33,045	247,719	72,805	621,855
Reinvestment of distributions	220	1,663	1,125	9,472
Shares redeemed	(37,274)	(267,029)	(45,881)	(379,906)
	(4,009)	(17,647)	28,049	251,421
Institutional Shares
Shares sold	46,969,051	356,157,423	25,344,354	212,286,064
Reinvestment of distributions	751,192	5,679,011	1,976,076	16,638,558
Shares redeemed	(23,084,351)	(167,455,186)	(36,627,575)	(300,150,389)
	24,635,892	194,381,248	(9,307,145)	(71,225,767)
Class IR Shares
Shares sold	157,520	1,150,424	101,302	856,635
Reinvestment of distributions	1,811	13,689	2,036	17,142
Shares redeemed	(24,640)	(185,563)	(100,019)	(814,815)
	134,691	978,550	3,319	58,962
Class R
Shares sold	417,887	2,959,086	511,434	4,309,387
Reinvestment of distributions	5,611	42,141	3,766	31,596
Shares redeemed	(99,619)	(716,074)	(47,012)	(386,625)
	323,879	2,285,153	468,188	3,954,358
Class R6(a)
Shares sold	13,315	97,934	1,191	10,005
Reinvestment of distributions	16	121	—	—
Shares redeemed	(88)	(694)	(1)	(5)
	13,243	97,361	1,190	10,000
NET INCREASE (DECREASE)	25,555,909	$201,110,466	(8,311,580)	$(62,949,053)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Insights Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,864,293	$18,714,669	1,868,895	$19,519,895
Shares converted from Class B(a)	—	—	24,889	263,075
Reinvestment of distributions	80,129	829,331	291,811	2,932,700
Shares redeemed	(1,060,400)	(10,717,548)	(2,146,266)	(22,454,171)
	884,022	8,826,452	39,329	261,499
Class B Shares(a)
Shares converted to Class A	—	—	(25,175)	(263,075)
Shares redeemed	—	—	(88,787)	(927,959)
	—	—	(113,962)	(1,191,034)
Class C Shares
Shares sold	201,673	2,026,558	185,882	1,949,987
Reinvestment of distributions	2,542	25,930	8,739	86,865
Shares redeemed	(96,029)	(932,886)	(59,564)	(610,073)
	108,186	1,119,602	135,057	1,426,779
Institutional Shares
Shares sold	16,898,891	172,594,426	17,109,923	180,629,424
Reinvestment of distributions	790,870	8,383,219	2,889,476	29,732,706
Shares redeemed	(17,431,285)	(182,418,210)	(28,291,881)	(294,640,896)
	258,476	(1,440,565)	(8,292,482)	(84,278,766)
Service Shares
Shares sold	26,115	270,393	24,694	262,287
Reinvestment of distributions	1,373	14,350	5,162	52,390
Shares redeemed	(22,732)	(226,602)	(133,921)	(1,372,691)
	4,756	58,141	(104,065)	(1,058,014)
Class IR Shares
Shares sold	101,902	1,002,828	164,932	1,769,692
Reinvestment of distributions	1,745	17,727	1,163	11,495
Shares redeemed	(149,509)	(1,528,403)	(32,061)	(324,237)
	(45,862)	(507,848)	134,034	1,456,950
Class R Shares
Shares sold	38,680	382,470	6,876	69,735
Reinvestment of distributions	130	1,319	447	4,419
Shares redeemed	(7,259)	(68,983)	(4,582)	(44,808)
	31,551	314,806	2,741	29,346
Class R6 Shares(b)
Shares sold	—	—	891	10,006
Reinvestment of distributions	12	138	—	—
Shares redeemed	—	—	—	(5)
	12	138	891	10,001
NET INCREASE (DECREASE)	1,241,141	$8,370,726	(8,198,457)	$(83,343,239)

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Insights Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,775,392	$68,745,937	10,164,659	$105,767,772
Shares issued in connection with merger	1,443,178	13,854,507	—	—
Reinvestment of distributions	265,744	2,771,715	377,041	3,661,067
Shares redeemed	(4,746,850)	(47,828,880)	(5,368,860)	(55,033,086)
	3,737,464	37,543,279	5,172,840	54,395,753
Class C Shares
Shares sold	1,235,621	12,184,690	2,593,933	26,548,629
Shares issued in connection with merger	336,631	3,144,130	—	—
Reinvestment of distributions	28,258	286,821	39,196	371,581
Shares redeemed	(597,007)	(5,791,384)	(758,657)	(7,530,969)
	1,003,503	9,824,257	1,874,472	19,389,241
Institutional Shares
Shares sold	32,789,560	330,392,557	43,990,057	456,097,807
Shares issued in connection with merger	11,039,312	105,977,401	—	—
Reinvestment of distributions	1,269,392	13,227,063	1,626,828	15,763,967
Shares redeemed	(19,234,158)	(193,817,005)	(27,091,726)	(273,799,729)
	25,864,106	255,780,016	18,525,159	198,062,045
Class IR Shares
Shares sold	4,293,475	43,064,767	2,889,011	30,097,553
Shares issued in connection with merger	144,014	1,376,771	—	—
Reinvestment of distributions	81,550	847,302	63,030	608,866
Shares redeemed	(1,407,275)	(13,843,941)	(930,661)	(9,482,125)
	3,111,764	31,444,899	2,021,380	21,224,294
Class R6 Shares(a)
Shares sold	285,624	2,785,117	930	10,005
Reinvestment of distributions	354	3,693
Shares redeemed	(1,642)	(16,397)	—	(5)
	284,336	2,772,413	930	10,000
NET INCREASE	34,001,173	$337,364,864	27,594,781	$293,081,333

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 11/30/15	Ending Account Value 4/30/16		Expenses Paid for the 6 Month Ended 4/30/16*	Beginning Account Value 11/30/15	Ending Account Value 4/30/16		Expenses Paid for the 6 Month Ended 4/30/16*	Beginning Account Value 11/30/15	Ending Account Value 4/30/16		Expenses Paid for the 6 Month Ended 4/30/16*
Class A
Actual	$1,000	$996.40		$7.79	$1,000	$995.40		$6.20	$1,000	$1,020.50		$6.53
Hypothetical 5% return	1,000	1,017.06	+	7.87	1,000	1,018.65	+	6.27	1,000	1,018.40	+	6.52
Class C
Actual	1,000	993.00		11.50	1,000	990.50		9.90	1,000	1,015.80		10.27
Hypothetical 5% return	1,000	1,013.33	+	11.61	1,000	1,014.92	+	10.02	1,000	1,014.67	+	10.27
Institutional
Actual	1,000	999.00		5.82	1,000	996.60		4.22	1,000	1,021.80		4.52
Hypothetical 5% return	1,000	1,019.05	+	5.87	1,000	1,020.64	+	4.27	1,000	1,020.39	+	4.52
Service
Actual	N/A	N/A		N/A	1,000	993.50		6.69	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.15	+	6.77	N/A	N/A		N/A
Class IR
Actual	1,000	998.10		6.56	1,000	996.60		4.96	1,000	1,021.00		5.28
Hypothetical 5% return	1,000	1,018.30	+	6.62	1,000	1,019.89	+	5.02	1,000	1,019.64	+	5.27
Class R
Actual	1,000	995.90		9.03	1,000	993.00		7.43	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,015.81	+	9.12	1,000	1,017.40	+	7.52	N/A	N/A		N/A
Class R6
Actual	1,000	999.40		5.67	1,000	996.90		4.17	1,000	1,024.00		4.43
Hypothetical 5% return	1,000	1,019.19	+	5.72	1,000	1,020.69	+	4.22	1,000	1,020.49	+	4.42

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Emerging Markets Equity Insights	1.57%	2.32%	1.17%	N/A	1.32%	1.82%	1.14%
International Equity Insights	1.25	2.00	0.85	1.35%	1.00	1.50	0.84
International Small Cap Insights	1.30	2.05	0.90	N/A	1.05	N/A	0.88

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer, Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 50708-TMPL-06/2016 INTINSSAR-16/30.2K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2016

Multi-Asset Class Funds
Absolute Return Multi-Asset
Multi-Asset Real Return

Goldman Sachs Multi-Asset Class Funds

■	ABSOLUTE RETURN MULTI-ASSET

■	MULTI-ASSET REAL RETURN

Investment Process	1

Portfolio Management Discussion and Performance Summary	2

Schedules of Investments	19

Financial Statements	34

Financial Highlights	38

Notes to the Financial Statements	42

Other Information	60

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

What Differentiates Goldman Sachs Absolute Return Multi-Asset Fund’s Investment Process?

The Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) seeks to deliver consistent returns in all market environments through broad diversification and dynamic management. The Fund aims to provide exposure beyond traditional asset classes, with less dependence on the direction of stock and bond markets, and thoughtfully combines the investment capabilities across Goldman Sachs Asset Management (GSAM).

■	By investing across asset classes using less-traditional strategies and techniques, we aim to incorporate distinct sources of return into the portfolio that are different from traditional core equities and bond returns

■	We use a proprietary, factor-based risk-budgeting framework that seeks to balance risk across unique return drivers and active strategies

■	The Fund capitalizes on the changing economic cycle and tactically adjusts for dislocations in the current environment, with the aim of enhancing returns and mitigating portfolio losses

■	We seek to profit from opportunities across medium- to shorter-term time horizons and multiple geographies

■	For over two decades, we have managed multi-asset class solutions for clients including sovereign wealth funds, pension plans, endowments, and foundations

■	We leverage the insights and alpha generation of GSAM’s 800+ investment professionals in 33 offices around the globe (as of March 31, 2016)

■	We monitor portfolio risk daily and have a robust risk management framework with multiple layers of oversight at the strategic allocation, security selection and firm levels

Diversification does not protect an investor from market risk and does not ensure a profit. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

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PORTFOLIO RESULTS

Goldman Sachs Absolute Return Multi-Asset Fund

Investment Objective

The Fund seeks to achieve long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Absolute Return Multi-Asset Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -1.97%, -2.32%, -1.74%, -1.89%, -2.05% and -1.73%, respectively. These returns compare to the 0.22% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Fund’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Divergence in central bank monetary policy across countries and global regions — particularly in the developed markets where low inflation persisted — continued to unfold during the Reporting Period. In December 2015, the U.S. Federal Reserve (the “Fed”) announced its first interest rate hike since 2006, raising the targeted federal funds rate to a range of 0.25% to 0.50%. The Fed subsequently adopted a more dovish tone due to global economic growth concerns and market volatility. (A dovish tone tends to indicate lower interest rates.) However, following its April 2016 policy meeting at which interest rates were left unchanged, the Fed expressed less concern about these factors. Outside the U.S., accommodative monetary policies were reinforced in many developed markets, including Europe and Japan. In December 2015, the European Central Bank (“ECB”) lowered interest rates into negative territory and expanded its stimulus program. In January 2016, it increased its asset purchase program to include purchases of non-financial corporate credit and announced a new series of easing measures. The Bank of Japan introduced a negative interest rate at its January 2016 policy meeting, reaffirming its commitment to achieving a 2% inflation target. Later in the Reporting Period, it chose to leave monetary policy unchanged, surprising markets.

Investor sentiment was dominated during the Reporting Period overall by this divergent central bank monetary policy as well as by concerns about China and global economic growth. In this environment, the financial markets experienced bouts of heightened volatility, with varied performance across regions and asset classes around the world. Early in 2016, equity markets struggled to gain traction amid concerns about global economic growth, political instability, oil price volatility and currency fluctuations. The U.S. dollar weakened against most major world currencies, reversing course after a strong rally in 2015 to reach its low of the Reporting Period in March 2016. Meanwhile, commodity prices were volatile. The price of West Texas Intermediate (“WTI”) crude oil, for example, which continued to decline at the beginning of the Reporting Period, hit a 12-year low in mid-January 2016 before rising significantly through the end of the Reporting Period. The turbulence in the commodity markets had a substantial impact on energy-related sectors in both the equities and fixed income markets, most notably among high yield corporate bonds that managed nevertheless to eke out a small gain during the Reporting Period. Broadly speaking, fixed income securities and less risky asset classes provided the best returns during the Reporting Period overall.

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PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through investments in different asset classes, geographic regions and security selection strategies in a portfolio primarily of equity, fixed income, real assets and currency asset classes. During the Reporting Period overall, the Fund posted negative absolute returns. At the asset class level, the Fund’s exposures to equity and real assets detracted from performance, while its exposures to fixed income and currencies contributed positively for the Reporting Period as a whole.

The Fund’s negative performance within equities was due largely to underlying security selection in certain active equity strategies as well as tactical country selection. Specifically, the long/short equity strategy was the largest detractor from performance, mainly due to substantial selloffs in several of the strategy’s largest long positions in the health care and financials sectors. Additionally, tactical long positions in European and Japanese equities detracted from performance as these regions lagged the broader market and did not fully participate in a March 2016 rally, led by U.S. stocks. On the other hand, the Fund benefited from gains in the U.S. and European equity volatility-selling strategies, which seek to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets, as market volatility remained elevated throughout the Reporting Period.

The Fund’s positions in real assets also detracted overall during the Reporting Period. As commodity prices rose in the latter part of the Reporting Period, tactical short positions in copper and crude oil hampered performance. However, a long position in gold was advantageous amid safe haven buying early in 2016. The Fund’s results were also bolstered by the strong performance of its holdings of U.S. real estate equities, which benefited from investors’ improved appetite for both risk and yield between mid-February 2016 and the end of the Reporting Period.

Fixed income positions contributed positively to the Fund’s overall results during the Reporting Period. A tactical breakeven inflation position, in which the Fund held a long position in Treasury inflation protected securities (“TIPS”) and a short position in U.S. Treasury futures, contributed positively amid market expectations for increased inflation. (The breakeven inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the breakeven, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the breakeven, the fixed-rate will outperform the inflation-linked.) In addition, a strategy that purchases options on short-dated U.S. Treasury futures helped performance, particularly in early 2016 when interest rates fell during a broad flight to safety.

The Fund’s currency positions helped performance overall during the Reporting Period, driven by long exposure to appreciating currencies and short exposure to depreciating currencies.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Fund had approximately 30% of its total net assets in long equity- related positions; approximately 35% of its total net assets in long fixed income-related investments; approximately 14% of its total net assets in long real assets investments; and approximately 17% in long currency-related investments. It had short positions of approximately -13% of its total net assets in equity-related positions; approximately -34% of its total net assets in fixed income-related assets; approximately -6% of its total net assets in real asset investments; and approximately -17% of its total net assets in currency-related investments. These short positions were accomplished through the use of equity index futures, equity options, interest rates futures, commodity futures and currency forwards.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A

Throughout the Reporting Period, the Fund’s positioning reflected our expectation of continued, albeit muted, global economic expansion and divergent monetary policy across the world. Tactically, this was expressed by the Fund’s exposure to the interest rates of various countries. In February 2016, the Fund initiated a breakeven inflation position, through a long position in TIPS and a short position in U.S. Treasury futures, as we sought to take advantage of increased inflation expectations. We had identified a number of factors, including a tighter U.S. labor market and the Fed’s continued accommodative monetary policy, that we believed could lift inflation expectations in the near term. Early in March 2016, we implemented a short position in 30-year German government bonds to express our view that interest rates would rise, causing fixed income asset prices to fall, as the longer-term economic growth outlook improved. In

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PORTFOLIO RESULTS

addition, during the latter part of the first quarter of 2016, the Fund adopted a steepening position on the U.S. yield curve, in which it was long September 2016 Eurodollar futures and short September 2017 Eurodollar futures. We implemented this positioning based on our belief that markets had overreacted to volatility in early 2016 and were underestimating the speed at which the Fed could raise rates. Yield curve is a spectrum of maturities.

Additionally, during the Reporting Period, we tactically adjusted the Fund’s exposure to U.S. and international developed equities. Near the end of 2015, we reduced the Fund’s U.S. equities exposure based on our belief that the late calendar year rally was over and that there was limited room for further gains. In late January 2016, we increased the Fund’s exposure to the U.S. equity market through a combination of equity index options on the S&P 500® Index. U.S. equities had experienced a large decline early in January 2016, and we believed the losses were driven by market technicals, or supply/demand factors, not fundamentals. By adding exposure to U.S. equities through equity index options, we sought to allow the Fund to participate in a portion of the upside if the U.S. equity market rallied and to mitigate a portion of the downside if the market retreated. Furthermore, we increased the Fund’s exposure to global equities as energy prices stabilized and global monetary policy remained accommodative. Near the end of the Reporting Period, we reduced the Fund’s exposure to global equities because we believed the first quarter 2016 rally had run its course and the market might retrace some of its gains.

Additionally, within equities, we sought to tactically deploy capital in select countries and sectors to express our macro views. In January 2016, for example, the Fund added exposure to European equities. European equities had sold off significantly since December 2015 on concerns about China’s economic growth and the failure of the ECB to satisfy investor expectations for additional easing. After the ECB reaffirmed its commitment to monetary policy support, we believed European equities would respond positively to expected quantitative easing measures. We also added a long position in U.S. banks, which had underperformed the broader U.S. equity market at the beginning of 2016 as yields fell on decreased expectations of a Fed rate hike. In our view, the market had overly punished the banking sector, and we believed loan growth fundamentals remained strong.

We also expressed our macro views during the Reporting Period by tactically managing a basket of currencies. In particular, we used the basket of currencies to express our views on the monetary and inflationary environment across developed and emerging markets countries and on slowing economic growth in China and other emerging markets countries. We also believed that lower commodity prices should have a positive impact on the currencies of commodity importers, such as India, and a negative impact on the currencies of commodity exporters, such as Australia.

Throughout the Reporting Period, we also tactically shifted the Fund’s exposure among equity, fixed income, commodities and currency asset classes using systematic trend-following strategies, which seek to profit from price trends across and within asset classes as investors react to new information.

Finally, we sought to manage the Fund’s risk exposure and to add a number of diversifying positions with the aim of protecting the Fund in “risk-off” environments. To this end, we added a long position in gold during December 2015 to express our belief in longer-term global economic growth and our view that the U.S. equity market was unlikely to appreciate further in the near term. At the end of January 2016, we implemented a tactical long position in WTI crude oil based on our belief that the market was overly pessimistic about the direction of oil prices. We also initiated a short position in copper as we sought to hedge against the potential of Chinese economic growth disappointments.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to the following markets, all contributing negatively to performance: U.S. large-cap and small-cap equities; non-U.S. developed markets equities, including Europe; and emerging markets equities, including Taiwan and India. Interest rate futures, which were used to hedge interest rate exposure in order to manage exposure to fluctuations in interest rates and to facilitate specific duration and yield curve strategies, added to performance. The Fund’s use of U.S. Treasury futures, employed as part of its breakeven inflation position during the Reporting Period, detracted from results. The Fund’s use of U.S. Treasury futures and German Bund futures to gain access to U.S. and German government bonds did not have a meaningful impact on performance. In addition, the Fund used Eurodollar futures to take tactical positions on the U.S. interest rate yield curve, which had no impact on performance during the Reporting Period. (Different positions may be taken within the Fund based on expectations of changes in interest rates and expectations of changes in the yield

4

PORTFOLIO RESULTS

curve. Changes in the shape of the yield curve will change the relative price of bonds represented by the curve.) Equity and commodity futures, which were used to implement our directional views or to mitigate the Fund’s exposure to market volatility, detracted from performance during the Reporting Period overall. In addition, the Fund used listed equity options to gain or reduce exposure to commodities and the fixed income and equity markets of certain countries. Overall, the Fund’s use of listed equity options had negative impact on performance. More specifically, the Fund was hurt by its use of listed equity options to control exposure to U.S. and European large-cap equities and to gain exposure to oil. This was offset somewhat by the use of listed equity options to obtain exposure to gold and short-term U.S. interest rates. In addition, the Fund used foreign exchange currency forward contracts to take long and short positions in select non-U.S. developed markets and in emerging markets as well as to take advantage of relative-value, momentum- based investment opportunities. These instruments added to the Fund’s performance during the Reporting Period overall. The Fund utilized commodity swaps to implement tactical short positions in copper and WTI oil. Both positions detracted from the Fund’s returns, driven by an uptick in the prices of both commodities during the Reporting Period. Also, a specialized index of credit default swaps (“CDX”) was employed during the Reporting Period to modulate the Fund’s exposure to U.S. investment grade credit, which had a positive impact on performance overall. Lastly, the Fund obtained exposure to the underlying asset classes through the use of underlying funds, which may also invest in derivatives to provide exposure to equity, fixed income and commodity asset classes. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 33% of its total net assets in long equity- related investments; approximately 33% of its total net assets in long fixed income-related investments; approximately 14% of its total net assets in long real assets investments; and approximately 19% of its total net assets in long currency- related investments. It had short positions of approximately -15% of its total net assets in equity-related investments; approximately -20% of its total net assets in fixed income-related assets; approximately -5% of its total net assets in real asset investments; and approximately -19% of its total net assets in currency-related investments. These short positions were accomplished through the use of equity index futures, equity options, interest rates futures, commodity futures and currency forwards.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the macro environment remained highly uncertain and that the returns of many asset classes, most notably equities, would remain capped on both the upside and downside. We expected idiosyncratic geopolitical and economic risks to cause substantial volatility. Some of these risks might include “Brexit” (the upcoming referendum about the withdrawal of the U.K. from the European Union), an economic hard landing in China, an inflation scare, lack of clarity about oil prices and a crisis in the Eurozone. That said, we believed at the end of the Reporting Period that risk/reward dynamics were attractive, and we held a broadly positive view of riskier asset classes. As longer-term trends struggle to materialize, we plan to continue emphasizing our relative value views that seek to take advantage of what we consider to be asset mispricings.

Looking ahead, we think global equities overall should remain supported by slowly improving conditions in developed markets, low levels of inflation and supportive central bank monetary policy. However, we believed the broad equity rally, which had begun after a difficult start to 2016, had played out, as valuations at the end of the Reporting Period were near previous highs. As a result, we tactically positioned the Fund in a more defensive stance. In our view, a more tactical and selective approach to equity selection is required in this environment. We plan to focus on equity markets where we see scope for an improvement in fundamentals, such as in the developed markets where there is ample monetary policy support or in places where there may be opportunity for secular improvement.

In terms of global fixed income, we note that interest rates remained rather range-bound during the Reporting Period, after moving broadly lower since the middle of 2015. In our opinion, the markets have underestimated the pace of rate hikes and have priced in more dovish sentiment by the Fed than is supported by recent statements by policymakers. Although the Fund was positioned at the end of the Reporting Period for a Fed rate hike in the near term, we were more focused on the potential pace of rate increases, rather than

5

PORTFOLIO RESULTS

on the timing of them. At the end of the Reporting Period, the Fund maintained long positions in a number of income-producing assets, such as global public real estate securities and U.S. high yield corporate credit. In particular, the Fund held a position in international real estate securities, which may benefit from continued low global interest rates. Relative to corporate credit in general, we believe the U.S. is at the point in the credit cycle when corporate bond spreads (yield differentials versus U.S. Treasuries) typically imply a market bottom. Overall, we believe the balance between deteriorating credit fundamentals, continued macroeconomic expansion and policy support may keep spreads range-bound, broadly supporting corporate bonds.

At the end of the Reporting Period, we saw some tenuous signs of commodity price stabilization, though we maintained the Fund’s short positions in the industrial metals and energy sectors via our systematic trend-following strategy. In the near term, we expect oil to be highly sentiment-driven, which skews risks to the downside. However, we see potential for more sustainable rallies starting later in 2016 and plan to look for tactical opportunities to invest. In terms of currencies, we plan to focus on positive risk/return opportunities with a focus on two main themes. First, we believe economies with significant export dependence, slowing economic growth and disinflation may need to ease monetary policy and depreciate their currency to boost economic growth and inflation. Second, we think certain economies are likely to be supported by lower commodity prices and improving fundamentals, while others may face headwinds if their economies are dominated by commodity exports.

6

FUND BASICS

Goldman Sachs Absolute Return Multi-Asset Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	BofA ML U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]
Class A	-1.97%	0.22%
Class C	-2.32	0.22
Institutional	-1.74	0.22
Class IR	-1.89	0.22
Class R	-2.05	0.22
Class R6	-1.73	0.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	Since Inception	Inception Date
Class A	-7.52%	9/2/15
Class C	-3.57	9/2/15
Institutional	-1.92	9/2/15
Class IR	-2.07	9/2/15
Class R	-2.34	9/2/15
Class R6	-1.92	9/2/15

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	3.88%
Class C	2.23	4.63
Institutional	1.08	3.48
Class IR	1.23	3.63
Class R	1.73	4.13
Class R6	1.06	3.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund	40.1%	Investment Companies
Goldman Sachs Fixed Income Macro Strategies Fund	9.9	Investment Companies
Goldman Sachs Long Short Fund	9.8	Investment Companies
Goldman Sachs High Yield Fund	8.8	Investment Companies
Goldman Sachs Inflation Protected Securities Fund	6.3	Investment Companies
Goldman Sachs Real Estate Securities Fund	3.6	Investment Companies
Goldman Sachs International Real Estate Securities Fund	3.6	Investment Companies
SPDR S&P Bank ETF	1.4	Exchange Traded Funds
Yum! Brands, Inc.	0.5	Hotels, Restaurants & Leisure
Mitsubishi Estate Co. Ltd.	0.5	Real Estate Management & Development

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

SECTOR ALLOCATION[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

What Differentiates Goldman Sachs Multi-Asset Real Return Fund’s Investment Process?

The Goldman Sachs Multi-Asset Real Return Fund (the “Fund”) seeks to achieve long-term real return. The Fund invests primarily in a portfolio of equity, fixed income and commodity securities in an attempt to perform favorably in rising or high inflationary environments. The Fund seeks to provide exposure beyond traditional asset classes to protect against a broader set of inflation catalysts in various market environments.

■	Inflation-sensitive assets tend to move in the same direction as inflation which may preserve real portfolio returns.

■	We seek to provide access to investments that have historically provided the necessary growth to protect purchasing power in periods of high or rising inflation.

■	Traditional stocks and bonds may not be able to provide the necessary diversification to improve portfolio returns across changing market environments.

■	The Fund invests in a diversified portfolio in an attempt to provide investors with lower volatility over the long-term.

■	We utilize a comprehensive investment process that opportunistically shifts portfolio assets through long-term strategic allocation, tactical adjustments, underlying security selection and active risk management.

■	The flexibility in our investment process helps us to respond to ever-changing markets and to balance the portfolio’s risk and potential return.

■	We have a robust risk management framework, with multiple layers of oversight at the strategic allocation, security selection and firm levels.

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PORTFOLIO RESULTS

Goldman Sachs Multi-Asset Real Return Fund

Investment Objective

The Fund seeks to achieve long-term real return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Multi-Asset Real Return Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.74%, -0.95%, -0.50%, -0.54% and -0.74%, respectively. These returns compare to the 3.12% cumulative total return of the Fund’s benchmark, the Barclays 1-10 Year U.S. TIPS Index (the “Index”), during the same time period.

During the period from their inception on February 26, 2016 through April 30, 2016, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -6.33% compared to the 1.94% cumulative total return of the Index.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Continued accommodative monetary policies by many global central banks, including the European Central Bank (“ECB”), Bank of Japan (“BoJ”) and People’s Bank of China, as well as falling energy prices and muted global economic growth combined to keep inflation low throughout the Reporting Period. U.S. monetary policy diverged from those of other global central banks, as the Federal Reserve (the “Fed”) hiked interest rates in December 2015 for the first time since 2006. Market expectations for further rate increases remained low thereafter and through the end of the Reporting Period.

Global equity market volatility increased during the Reporting Period on concerns about global economic growth (particularly in China), negative sentiment about oil prices and signs the U.S. economy was entering the later stages of the credit cycle. In January 2016, the S&P 500® Index (a measure of U.S. stock market performance) suffered its worst single month decline since 1933. Despite this rocky start, U.S. equities rebounded to end the first calendar quarter in positive territory. For the Reporting Period overall, U.S. stocks eked out a small gain, while other developed markets stocks retreated. Political instability in Europe surrounding the potential of “Brexit” (the upcoming referendum about the withdrawal of the U.K. from the European Union) and the trajectory of BoJ monetary policy concerned investors within the developed markets.

Global fixed income generated positive returns during the Reporting Period, as global yields remained low and investors sought safe-haven assets amid increased global market volatility. Although U.S. inflation expectations stayed low during the Reporting Period overall, U.S. inflation indicators appeared to pick up. This trend contributed to a rally in Treasury inflation protected securities (“TIPS”), which are generally perceived as a hedge against inflation risk.

Within currencies during late 2015 and early 2016, the U.S. dollar was strong compared to other developed markets currencies. However, later in the Reporting Period, the U.S. dollar weakened, providing a currency tailwind to the emerging markets. Meanwhile, commodity prices, including energy, rallied during the first quarter of 2016 after several consecutive quarters of losses. At the end of the Reporting Period, commodity prices remained volatile, with oil prices still well below their historic average.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

In seeking its objective to achieve long-term real return, the Fund invests in a diversified portfolio of inflation- sensitive equity, fixed income and commodity securities and exposures. (Real return is the return on an investment in excess of inflation.) The Fund’s portfolio managers seek to address the multiple potential drivers of inflation by allocating across these diversified exposures in what we

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PORTFOLIO RESULTS

determine to be a balanced way. This sets the Fund’s strategic asset allocation, which was the primary source of the Fund’s underperformance relative to the Index during the Reporting Period.

The underperformance of the Fund’s strategic asset allocation was due primarily to its exposure to real assets, particularly commodities and master limited partnerships (“MLPs”), which weakened as energy prices remained below their longer term levels. MLPs were also pressured by a number of structural headwinds. In addition, the Fund was hurt by its underweight relative to the Index in TIPS. TIPS rallied during the first quarter of 2016, outpacing conventional U.S. Treasury securities, as breakeven inflation levels were positively impacted by the rally in energy prices and positive economic indicators. (The breakeven inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the breakeven, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the breakeven, the fixed-rate will outperform the inflation-linked.) In addition, the Fund’s strategic allocation to specific sectors, such as health care, weighed on relative returns. During the Reporting Period, health care companies faced increased scrutiny about drug pricing policies. On the positive side, the Fund benefited from strategic allocations to U.S. equities, local emerging markets debt, global infrastructure securities and U.S. real estate securities, all of which benefited from low interest rates and accommodative monetary policy. These securities, like many other riskier asset classes, also performed well after a difficult start to 2016 as the equity market rebounded strongly and oil prices stabilized.

Tactical asset allocation overall slightly hampered the Fund’s results during the Reporting Period. As mentioned earlier, in seeking its objective to achieve long-term real return, the Fund will allocate to a set of asset classes that we believe are sensitive to different sources of inflation. We then adjust the relative sizing of these exposures based on a shorter investment horizon that reflects tactical market views. Relative to the strategic asset allocation set during the Reporting Period, the Fund was tactically overweight equities and riskier asset classes in general. It was underweight commodities, infrastructure securities and fixed income. More specifically, overweight positions in Japanese, European and U.S. large-cap equities, especially during the first quarter of 2016, detracted from performance. Underweights in local emerging markets debt and infrastructure securities dampened Fund returns during the Reporting Period overall. Conversely, the Fund’s allocation to gold was advantageous amid a broad flight to safety during the first six weeks of the first quarter of 2016. The Fund also benefited from an overweight in U.S. bank stocks, an overweight in MLPs and an underweight in commodities between mid-February 2016 and the end of the Reporting Period.

Underlying fund implementation and security selection overall detracted modestly from the Fund’s returns. Detractors were broad based, led by bottom-up stock selection within U.S. real estate securities and MLPs as well as by the Fund’s unconstrained fixed income strategy.

Q	How was the Fund positioned during the Reporting Period?

A	At the start of the Reporting Period, the Fund had approximately 8.0% of its total net assets invested in commodity-related investments; approximately 47.9% of its total net assets invested in equity-related investments; approximately 31.5% of its total net assets invested in fixed income-related investments; and approximately 12.6% of its total net assets invested in cash and cash equivalents. The strategic asset allocation of the Fund reflects a risk-based allocation approach to increase diversification across the portfolio.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, positioning within the Fund was adjusted to reflect our expectations that moderately positive global economic growth would continue, led by the U.S. and to a lesser extent, other developed markets. Strategically, this positioning translated into a positive view on riskier asset classes, maintained through the Fund’s broad tilt toward U.S. and other developed markets equities, which was modulated based on regional and sector exposure views. During the Reporting Period, we expressed our view that U.S. interest rates would rise by positioning the Fund in the front, or short-term, end of the yield curve, which is more sensitive than the longer-term end to changes in interest rates. Yield curve is a spectrum of maturities.

In terms of our tactical positioning, we maintained Fund’s allocation to MLPs during the Reporting Period. In our view, MLPs had declined more than fundamentally warranted, primarily due to negative investor sentiment. To diversify the Fund’s exposure to the energy sector, we shifted the Fund to an underweight in commodities during March 2016. West Texas Intermediate crude oil prices had rallied approximately 27% during the course of the month on the

12

PORTFOLIO RESULTS

back of positive investor sentiment, which we believed was not fully supported by fundamentals. We thought the oil price rally was unsustainable and would lead to additional supply, limiting price increases. Also within the Fund’s commodities allocation, we implemented a long position in gold during December 2015 in order to diversify the Fund’s sensitivity to global economic growth. The Fund exited the position in gold in March 2016.

During the Reporting Period, we increased the size of the Fund’s breakeven inflation position, wherein the Fund was long TIPS and short U.S. Treasury futures, to take advantage of any increase in inflation expectations. In our opinion, base effects might lift U.S. inflation meaningfully in the near term, which — combined with a tighter U.S. labor market and continued accommodative monetary policy from the Fed — could lead to an inflation scare. (Base effects are the consequence of abnormally high or low levels of inflation in a previous month that distort headline inflation numbers for the most recent month. A base effect can make it difficult to accurately assess inflation levels over time.)

We continued to tactically manage a basket of currencies to express our views on the monetary and inflationary environment across developed and emerging markets countries and on slowing economic growth in China and other emerging markets countries. We also believed that lower commodity prices should have a positive impact on the currencies of commodity importers, such as India, and a negative impact on the currencies of commodity exporters, such as Australia.

Within the Fund’s allocation to equities, we adopted a long position in Japanese stocks during February 2016 on the belief they would perform well in the near to medium term because of the BoJ’s monetary policy support and Japan’s improving corporate fundamentals. Also in February 2016, we implemented a long position in U.S. bank stocks as the sector had underperformed the broad global stock market on concerns around European banks. We believed the selloff had been excessive and that fundamentals, such as loan growth, a focus on expense controls, and adequate capital support, buttressed the sector. Within fixed income during April 2016, we established a short position in 30-year U.S. investment grade corporate bonds because we believed the U.S. credit cycle had reached the later stage.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used Eurodollar futures to take tactical positions on the U.S. interest rate yield curve, which detracted from performance. (Different positions may be taken within the Fund based on expectations of changes in interest rates and expectations of changes in the yield curve. Changes in the shape of the yield curve will change the relative price of bonds represented by the curve.) The Fund employed equity index futures during the Reporting Period to tactically adjust the amount of risk incurred from exposure to equities in three markets — the U.S., Europe and Japan — all of which had a negative impact on performance. The Fund also sold U.S. Treasury futures to hedge duration as part of a breakeven inflation position, as we sought to take advantage of an increase in U.S. inflation expectations. These instruments had a negative impact on performance during the Reporting Period. Furthermore, the Fund employed forward foreign currency contracts to take long and short positions in developed and emerging markets currencies. The use of forward foreign currency contracts contributed positively to the Fund’s performance during the Reporting Period. In addition, some of the Fund’s underlying fund investments used derivatives during the Reporting Period to manage duration along the yield curve, to apply their active investment views with greater versatility, to seek greater risk management precision and to gain exposure to equity, fixed income and commodity asset classes.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 4.5% of its total net assets invested in commodity-related investments; approximately 46.6% of its total net assets invested in equity-related investments; approximately 33.7% of its total net assets invested in fixed income-related investments; and approximately 15.2% of its total net assets invested in cash and cash equivalents.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we remained aware of latent inflation risks. More specifically, we noted that tighter labor markets and rising wage growth could increase inflationary pressures, particularly if commodity prices or global demand stabilized further. In our opinion, these risks were not priced into the markets at the end of the Reporting Period, partly because of the market’s persistent belief that structural headwinds in the commodities complex and short- term volatility spikes would result in ongoing risk aversion.

Overall, at the end of the Reporting Period, we were broadly positive on riskier asset classes given the generally supportive monetary policies of global central banks and low inflation

13

PORTFOLIO RESULTS

expectations around the world. That said, we believed the global equity rally, which began after a difficult start to 2016, had played out and that valuations at the end of the Reporting Period were near previous highs. This view, coupled with rising inflationary pressures in the U.S., led us to tactically position the Fund in a more defensive stance. In our view, a more tactical and selective approach to equity selection is required in this environment. We plan to focus on equity markets where we see scope for an improvement in fundamentals, such as in the developed markets where there is ample monetary policy support or in places where there may be opportunity for secular improvement. We remain bullish on prospects in Europe and Japan given the accommodative monetary policies of their central banks but remain cautious on deploying additional assets in those economies that are in the mid-cycle expansion phase. Within the emerging markets, we believe ongoing monetary and fiscal policy stimulus has helped stabilize the Chinese economy, but we also believe China faces structural headwinds and represents a meaningful risk to the trajectory of the global equity markets in the near term. On the other hand, given the market’s muted expectations, any additional stabilization in China could assuage concerns about the emerging markets overall and, in turn, the export sectors of developed economies.

In terms of global fixed income, we believe the markets have underestimated the pace of rate hikes and have priced in more dovish sentiment by the Fed than is supported by recent statements by policymakers. (Dovish sentiment tends to indicate lower interest rates.) Accordingly, at the end of the Reporting Period, we favored equities over corporate credit, maintained the Fund’s position in the front end of the yield curve and held a marginally positive view on emerging markets debt.

Given our views, we believed the Fund was well positioned at the end of the Reporting Period to perform well in a variety of inflationary environments. We continue to seek opportunities to incorporate our tactical market views on a shorter-term basis.

14

FUND BASICS

Goldman Sachs Multi-Asset Real Return Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	Barclays 1-10 Year U.S. TIPS Index[2]
Class A	-0.74%	3.12%
Class C	-0.95	3.12
Institutional	-0.50	3.12
Class IR	-0.54	3.12
Class R	-0.74	3.12

February 26, 2016–April 30, 2016
Class R6	6.81%	1.94%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays 1-10 Year U.S. TIPS Index is an unmanaged index comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Since Inception	Inception Date
Class A	-12.37%	-3.57%	8/30/13
Class C	-8.86	-2.19	8/30/13
Institutional	-6.86	-1.05	8/30/13
Class IR	-6.98	-1.18	8/30/13
Class R	-7.40	-1.68	8/30/13
Class R6	N/A	6.81	2/26/16

[3]	The Standardized Total Returns are average annual or cumulative total returns for periods less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.12%	4.16%
Class C	1.87	4.90
Institutional	0.72	3.77
Class IR	0.87	3.91
Class R	1.37	4.41
Class R6	0.70	3.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business

Goldman Sachs Inflation Protected Securities Fund	35.4%	Investment Company
Goldman Sachs Strategic Income Fund	10.4	Investment Company
Goldman Sachs Commodity Strategy Fund	5.1	Investment Company
iShares Global Infrastructure ETF	2.2	Exchange Traded Funds
Enterprise Products Partners LP	1.2	Oil, Gas & Consumable Fuels
Magellan Midstream Partners LP	1.1	Oil, Gas & Consumable Fuels
Exxon Mobil Corp.	0.9	Oil, Gas & Consumable Fuels
Energy Transfer Partners LP	0.9	Oil, Gas & Consumable Fuels
Simon Property Group, Inc.	0.9	Real Estate Investment Trusts
SPDR S&P Bank ETF	0.8	Exchange Traded Funds

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

SECTOR ALLOCATION (%)[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

FUND BASICS

Index Definitions

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

18

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 9.5%
Denmark – 0.2%
911	Novo Nordisk A/S Class B (Pharmaceuticals)	$50,865

France – 0.6%
671	Air Liquide SA (Chemicals)	76,103
985	Safran SA (Aerospace & Defense)	67,905

		144,008

Germany – 0.6%
524	Bayer AG (Pharmaceuticals)	60,557
909	Beiersdorf AG (Personal Products)	81,624

		142,181

Japan – 1.1%
1,600	Hoya Corp. (Health Care Equipment & Supplies)	61,271
1,800	Kubota Corp. (Machinery)	26,220
6,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	114,016
1,000	Nidec Corp. (Electrical Equipment)	73,274

		274,781

Netherlands* – 0.2%
1,359	Mylan NV (Pharmaceuticals)	56,684

Sweden – 0.3%
2,434	Svenska Cellulosa AB SCA Class B (Household Products)	76,797

Switzerland – 0.8%
637	Novartis AG (Pharmaceuticals)	48,477
230	Syngenta AG (Chemicals)	92,268
3,558	UBS Group AG (Capital Markets)	61,679

		202,424

United Kingdom – 0.7%
2,315	Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	60,637
1,862	Wolseley PLC (Trading Companies & Distributors)	104,295

		164,932

United States – 5.0%
1,971	Abbott Laboratories (Health Care Equipment & Supplies)	76,672
389	Affiliated Managers Group, Inc.* (Capital Markets)	66,254
137	Alphabet, Inc. Class A* (Internet Software & Services)	96,980
1,052	American Tower Corp. (Real Estate Investment Trusts)	110,334
129	Biogen, Inc.* (Biotechnology)	35,474
593	Celgene Corp.* (Biotechnology)	61,322
2,699	EMC Corp. (Computers & Peripherals)	70,471
410	FedEx Corp. (Air Freight & Logistics)	67,695
643	Honeywell International, Inc. (Aerospace & Defense)	73,476

Common Stocks – (continued)
United States – (continued)
409	Intercontinental Exchange, Inc. (Diversified Financial Services)	$98,172
625	Intuit, Inc. (Software)	63,056
570	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	33,596
1,365	Northern Trust Corp. (Capital Markets)	97,024
876	PVH Corp. (Textiles, Apparel & Luxury Goods)	83,746
1,314	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	66,383
1,504	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	119,658

		1,220,313

TOTAL COMMON STOCKS
(Cost $2,358,320)		$2,332,985

Contracts	Exercise Price		Expiration Date	Value
Option Contracts Purchased – 1.8%
Options on Equities – 0.4%
Morgan Stanley Capital Services, Inc. Call – EQO Stox Indices
374	EUR	2,931.380	05/23/16	$42,528
Morgan Stanley Capital Services, Inc. Call – Topix Index
39,024	JPY	1,400.000	07/20/16	10,918
Barclays Bank PLC Call – iShares China Large Cap ETF
13,300		$36.140	07/27/16	7,640
Morgan Stanley Capital Services, Inc. Put – EQO USO
21,850		10.393	08/29/16	13,643
Barclays Bank PLC Put – iShares iBoxx $ High Yield Corporate Bond ETF
18,060		75.680	09/30/16	14,225

				88,954

Options on Futures – 1.4%
Barclays Bank PLC Call – Eurodollar Futures
18		98.875	06/13/16	20,250
Barclays Bank PLC Call – Eurodollar Futures
10		99.000	09/19/16	5,812
Barclays Bank PLC Call – Eurodollar Futures
5		98.625	09/19/16	7,469
Barclays Bank PLC Call – Eurodollar Futures
10		99.000	12/19/16	5,000
Barclays Bank PLC Call – Eurodollar Futures
8		98.375	06/19/17	13,450
Credit Suisse International (London) Call – Eurodollar Futures
15		99.000	06/13/16	12,187
Credit Suisse International (London) Call – Eurodollar Futures
21		98.500	06/13/16	43,312
Credit Suisse International (London) Call – Eurodollar Futures
111		99.375	09/19/16	3,469
Credit Suisse International (London) Call – Eurodollar Futures
10		98.875	09/19/16	8,750

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – (continued)
Options on Futures – (continued)
Credit Suisse International (London) Call – Eurodollar Futures
4	$98.750	12/19/16	$4,025
Credit Suisse International (London) Call – Eurodollar Futures
6	98.750	03/13/17	5,738
Credit Suisse International (London) Call – Eurodollar Futures
1	98.625	03/13/17	1,213
Credit Suisse International (London) Call – Eurodollar Futures
56	99.125	06/19/17	23,450
Credit Suisse International (London) Call – Eurodollar Futures
52	99.000	09/18/17	32,175
Credit Suisse International (London) Call – Eurodollar Futures
41	98.875	12/18/17	33,056
Credit Suisse International (London) Call – Eurodollar Futures
8	98.375	03/19/18	12,700
Credit Suisse International (London) Call – Eurodollar Futures
16	98.375	06/18/18	25,600
Credit Suisse International (London) Call – Eurodollar Futures
22	98.250	09/17/18	39,875
Credit Suisse International (London) Call – Eurodollar Futures
28	98.125	12/17/18	55,825

			353,356

TOTAL OPTION CONTRACTS PURCHASED
(Cost $531,300)			$442,310

Shares	Distribution Rate	Value
Investment Companies(a) – 82.0%
United States – 82.0%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares(b)
9,817,350	0.250%	$9,817,350
Goldman Sachs Fixed Income Macro Strategies Fund – Institutional Shares
275,425	0.000	2,420,986
Goldman Sachs High Yield Fund – Institutional Shares
348,760	0.060	2,165,802
Goldman Sachs Inflation Protected Securities Fund – Institutional Shares
144,841	0.006	1,532,421
Goldman Sachs International Real Estate Securities Fund – Institutional Shares
140,397	0.015	869,055
Goldman Sachs Long Short Fund – Institutional Shares
284,925	0.000	2,393,365
Goldman Sachs Real Estate Securities Fund – Institutional Shares
42,980	0.017	874,214

TOTAL INVESTMENT COMPANIES
(Cost $20,594,436)		$20,073,193

Shares	Description	Value
Exchange Traded Fund – 1.5%
United States – 1.5%
10,849	SPDR S&P Bank ETF (Cost $314,816)	$352,050

TOTAL INVESTMENTS – 94.8%
(Cost $23,798,872)		$23,200,538

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.2%		1,273,764

NET ASSETS – 100.0%		$24,474,302

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents Affiliated Funds.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
PLC	—Public Limited Company

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	AUD	20,000	USD	14,835	$15,178	06/15/16	$343
	CAD	250,000	USD	185,924	199,252	06/15/16	13,328
	CHF	10,000	USD	10,307	10,445	06/15/16	138
	CLP	130,000,000	USD	187,807	195,955	06/15/16	8,148
	CNY	40,000	USD	6,136	6,155	06/15/16	20
	EUR	170,000	USD	191,091	194,935	06/15/16	3,844
	HUF	2,000,000	USD	7,162	7,337	06/15/16	175
	IDR	4,860,000,000	USD	356,096	365,304	06/15/16	9,208
	INR	37,500,000	USD	539,968	559,826	06/15/16	19,860
	JPY	1,000,000	USD	9,134	9,410	06/15/16	276
	KRW	360,000,000	USD	312,500	313,794	06/15/16	1,294
	NZD	20,000	USD	13,568	13,930	06/15/16	363
	PLN	1,410,000	USD	359,227	369,063	06/15/16	9,836
	RUB	24,000,000	USD	351,335	366,031	06/15/16	14,696
	SEK	1,500,000	USD	174,779	187,102	06/15/16	12,324
	TRY	1,040,000	USD	356,380	366,963	06/15/16	10,583
	USD	7,875	PLN	30,000	7,852	06/15/16	23
UBS AG (London)	BRL	1,520,000	USD	424,749	438,216	05/25/16	13,467
	CAD	50,000	USD	39,437	39,850	05/25/16	414
	EUR	10,000	USD	11,443	11,459	05/24/16	16
	GBP	30,000	USD	43,646	43,836	05/24/16	190
	JPY	9,280,000	USD	84,821	87,267	05/24/16	2,446
	MXN	710,000	USD	40,621	41,167	05/24/16	546
	NZD	90,000	USD	62,290	62,758	05/24/16	467
	RUB	21,750,000	USD	330,497	333,438	05/25/16	2,941
	SGD	100,000	USD	74,188	74,307	05/24/16	119
	TRY	1,140,000	USD	399,640	404,744	05/24/16	5,105
	USD	7,610	AUD	10,000	7,596	05/24/16	14
	USD	5,157	MYR	20,000	5,102	05/25/16	54
	USD	52,738	PHP	2,450,000	51,992	05/25/16	746
	ZAR	4,100,000	USD	284,872	286,501	05/24/16	1,628
TOTAL							$132,612

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	AUD	250,000	USD	190,152	$189,720	06/15/16	$(432)
	MYR	30,000	USD	7,674	7,650	06/15/16	(24)
	TWD	300,000	USD	9,286	9,286	06/15/16	—
	USD	370,648	AUD	510,000	387,029	06/15/16	(16,381)
	USD	15,449	CAD	20,000	15,940	06/15/16	(491)
	USD	434,013	CHF	430,000	449,149	06/15/16	(15,136)
	USD	185,463	CLP	130,000,000	195,955	06/15/16	(10,492)
	USD	363,764	CNY	2,400,000	369,314	06/15/16	(5,548)
	USD	181,458	COP	550,000,000	191,722	06/15/16	(10,263)
	USD	185,179	EUR	170,000	194,935	06/15/16	(9,755)
	USD	362,303	GBP	255,000	372,643	06/15/16	(10,340)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	185,603	HUF	52,000,000	$190,759	06/15/16	$(5,156)
	USD	6,743	IDR	90,000,000	6,765	06/15/16	(22)
	USD	7,375	INR	500,000	7,464	06/15/16	(90)
	USD	187,459	JPY	21,000,000	197,616	06/15/16	(10,157)
	USD	291,003	KRW	360,000,000	313,794	06/15/16	(22,791)
	USD	178,835	MYR	750,000	191,252	06/15/16	(12,417)
	USD	185,281	NZD	280,000	195,025	06/15/16	(9,745)
	USD	243,075	TWD	8,100,000	250,712	06/15/16	(7,637)
UBS AG (London)	AUD	190,000	USD	147,382	144,320	05/24/16	(3,064)
	CLP	33,910,000	USD	51,344	51,205	05/25/16	(138)
	INR	7,810,000	USD	117,331	116,978	05/25/16	(353)
	KRW	16,730,000	USD	14,646	14,589	05/25/16	(59)
	PLN	80,000	USD	21,033	20,947	05/24/16	(86)
	USD	175,274	CHF	170,000	177,395	05/24/16	(2,120)
	USD	50,832	CNY	330,000	50,870	05/25/16	(38)
	USD	45,962	CZK	1,100,000	46,595	05/24/16	(636)
	USD	56,512	EUR	50,000	57,293	05/24/16	(780)
	USD	229,447	GBP	160,000	233,798	05/24/16	(4,351)
	USD	12,528	HUF	3,450,000	12,659	05/24/16	(132)
	USD	101,066	ILS	380,000	101,735	05/24/16	(669)
	USD	53,931	JPY	5,960,000	56,047	05/24/16	(2,114)
	USD	9,780	NOK	80,000	9,935	05/24/16	(155)
	USD	46,378	PLN	180,000	47,131	05/24/16	(754)
	USD	32,086	SEK	260,000	32,405	05/24/16	(318)
	USD	6,799	TWD	220,000	6,810	05/25/16	(12)
TOTAL							$(162,656)

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
10 Year German Euro-Bund	2	June 2016	$370,722	$96
10 Year U.S. Treasury Notes	(14)	June 2016	(1,820,875)	(5,598)
2 Year German Euro-Schatz	3	June 2016	383,930	(159)
2 Year U.S. Treasury Notes	(5)	June 2016	(1,093,125)	101
20 Year U.S. Treasury Bonds	3	June 2016	489,938	(5,128)
20 Year U.S. Treasury Bonds	(4)	June 2016	(653,250)	11,243
3 Month Bank Bills	(2)	September 2016	(1,513,163)	(543)
3 Month Bank Bills	(2)	December 2016	(1,513,311)	(283)
3 Month Bank Bills	(1)	March 2017	(756,674)	(39)
3 Month Sterling Interest Rate	1	September 2016	181,511	(2)
3 Month Sterling Interest Rate	1	December 2016	181,420	236
3 Month Sterling Interest Rate	1	March 2017	181,329	(203)
3 Month Sterling Interest Rate	1	June 2017	181,201	(276)
3 Month Sterling Interest Rate	1	September 2017	181,091	(221)
3 Month Sterling Interest Rate	1	December 2017	180,982	(166)
3 Month Sterling Interest Rate	1	March 2018	180,890	(311)
3 Month Sterling Interest Rate	1	June 2018	180,799	35
5 Year German Euro-Bobl	3	June 2016	449,490	(633)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
5 Year U.S. Treasury Notes	(3)	June 2016	$(362,742)	$(341)
Cattle Feeder	(2)	August 2016	(140,375)	10,707
Cocoa	5	July 2016	161,650	18,035
Coffee	(1)	July 2016	(45,563)	166
Copper	(1)	July 2016	(57,088)	(4,653)
Cotton No. 2	4	July 2016	127,540	643
Crude Oil	(2)	May 2016	(91,840)	(8,026)
Euro Buxl 30 Year Bonds	(3)	June 2016	(561,579)	(1)
Euro Stoxx 50 Index	11	June 2016	374,970	(1,197)
Euro Stoxx 50 Index	(1)	June 2016	(34,088)	(1,651)
Eurodollars	12	September 2016	2,976,600	1,036
Eurodollars	2	December 2016	495,675	(92)
Eurodollars	(1)	December 2016	(262,770)	(27)
Eurodollars	2	March 2017	495,400	(305)
Eurodollars	2	June 2017	495,100	(342)
Eurodollars	2	September 2017	494,775	483
Eurodollars	(9)	September 2017	(2,226,488)	(1,258)
Eurodollars	2	December 2017	494,425	533
Eurodollars	2	March 2018	494,150	404
Eurodollars	2	June 2018	493,825	508
FTSE 100 Index	1	June 2016	90,767	(572)
Gold 100 Oz	3	June 2016	387,150	8,032
Hang Seng Index	(2)	May 2016	(268,845)	6,286
Hard Red Winter Wheat	(2)	July 2016	(47,850)	(1,331)
iShares MSCI Taiwan ETF	10	May 2016	304,400	(9,795)
Lead	4	May 2016	180,200	(6,909)
Lead	(4)	May 2016	(180,200)	(8,021)
Lead	3	June 2016	135,319	5,362
Lead	(3)	June 2016	(135,319)	(3,876)
Lean Hogs	3	June 2016	98,040	692
Live Cattle	(3)	June 2016	(137,910)	7,091
Low Sulphur Gas Oil	(1)	June 2016	(41,400)	(8,077)
Mini MSCI Emerging Market	(14)	June 2016	(1,163,330)	(22,448)
MSCI Singapore Index	14	May 2016	330,937	(7,547)
Nasdaq 100 E-Mini Index	1	June 2016	86,630	(3,437)
Natural Gas	(4)	May 2016	(87,120)	(3,091)
Nickel	4	May 2016	226,008	18,984
Nickel	(4)	May 2016	(226,008)	(10,631)
Nickel	1	June 2016	56,571	1,555
Nickel	(1)	June 2016	(56,571)	(6,103)
NY Harbor ULSD	(1)	May 2016	(58,212)	(2,006)
Primary Aluminum	9	May 2016	376,594	36,385
Primary Aluminum	(9)	May 2016	(376,594)	(35,471)
Primary Aluminum	4	June 2016	167,975	7,928
Primary Aluminum	(6)	June 2016	(251,963)	(27,164)
Russell 2000 Mini Index	3	June 2016	338,280	17,757
S&P 500 E-Mini Index	3	June 2016	308,865	2,572
S&P 500 E-Mini Index	(17)	June 2016	(1,750,235)	(52,387)
S&P 500 E-Mini Index	(1)	September 2016	(262,718)	(1)
S&P Toronto Stock Exchange 60 Index	1	June 2016	129,704	348
SGX Nifty 50 Index	20	May 2016	315,700	(322)
Silver	2	July 2016	178,190	16,235

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Soybean	5	July 2016	$257,438	$16,022
Sugar No. 11	7	June 2016	127,949	9,376
U.K. Long Gilt	1	June 2016	174,754	(2,106)
Wheat	3	July 2016	73,275	741
Zinc	3	May 2016	145,050	8,343
Zinc	(3)	May 2016	(145,050)	(12,568)
Zinc	2	June 2016	96,750	8,959
Zinc	(1)	June 2016	(48,375)	(1,287)
TOTAL				$(39,711)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at April 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North American Investment Grade Index 26	$910	(1.000)%	06/20/21	0.779%	$(9,097)	$(1,797)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(b)	Notional Amount (000s)	Paid Rate	Termination Date	Unrealized Gain (Loss)*

Morgan Stanley & Co. International PLC	S&P GSCI 3 Month Forward Copper Index	$310	0.000%	06/30/16	$(13,256)

(b)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain/loss of the swap contracts is equal to their market value.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the period ended April 30, 2016 the Fund had written the following option contracts:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price		Value
Barclays Bank PLC	Put – iShares iBoxx $ High Yield Corporate Bond ETF	18,060	09/30/16		$70.77	$(7,305)
Deutsche Bank AG	Call – S&P 500 Index	9	05/31/16		2,100	(13,689)
	Put – S&P 500 Index	9	05/31/16		2,014	(18,000)
Morgan Stanley Capital Services, Inc.	Call – EQO Stox Indices	374	05/23/16	EUR	3,186	(2,221)
	Put – EQO Stox Indices	187	05/23/16		2,859	(5,507)
	Call – Topix Index	39,024	07/20/16	JPY	1,500	(2,874)
	Call – EQO USO	21,850	08/29/16		$13.329	(8,005)
TOTAL (Premium Received $102,701)		79,513				$(57,601)

For the period ended April 30, 2016, the Fund had the following written option activities:

OPTIONS ON EQUITIES CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding October 31, 2015	148	$70,913
Contracts Written	113,742	355,697
Contracts Bought to Close	(6,687)	(91,229)
Contracts Expired	(27,690)	(232,680)
Contracts Outstanding April 30, 2016	79,513	$102,701

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 36.9%
Beverages – 0.9%
22	Brown-Forman Corp. Class B	$2,119
47	Coca-Cola Enterprises, Inc.	2,467
39	Constellation Brands, Inc. Class A	6,086
44	Dr. Pepper Snapple Group, Inc.	4,000
40	Molson Coors Brewing Co. Class B	3,825
34	Monster Beverage Corp.*	4,904
320	PepsiCo., Inc.	32,947
3	The Boston Beer Co., Inc. Class A*	468
853	The Coca-Cola Co.	38,215

		95,031

Biotechnology – 1.1%
302	AbbVie, Inc.	18,422
46	Alexion Pharmaceuticals, Inc.*	6,407
141	Amgen, Inc.	22,320
128	Baxalta, Inc.	5,370
41	Biogen, Inc.*	11,274
148	Celgene Corp.*	15,305
256	Gilead Sciences, Inc.	22,582
5	Ligand Pharmaceuticals, Inc.*	604
15	Regeneron Pharmaceuticals, Inc.*	5,651
9	United Therapeutics Corp.*	947
51	Vertex Pharmaceuticals, Inc.*	4,301

		113,183

Chemicals – 2.9%
23	A. Schulman, Inc.	641
129	Air Products & Chemicals, Inc.	18,820
42	Airgas, Inc.	5,982
79	Albemarle Corp.	5,227
41	Ashland, Inc.	4,576
26	Balchem Corp.	1,595
41	Cabot Corp.	2,000
56	Calgon Carbon Corp.	918
165	CF Industries Holdings, Inc.	5,457
580	E.I. du Pont de Nemours & Co.	38,228
102	Eastman Chemical Co.	7,791
178	Ecolab, Inc.	20,466
95	FMC Corp.	4,110
42	H.B. Fuller Co.	1,878
22	Innophos Holdings, Inc.	813
20	Innospec, Inc.	967
54	International Flavors & Fragrances, Inc.	6,451
28	Koppers Holdings, Inc.*	704
24	Kraton Performance Polymers, Inc.*	545
233	LyondellBasell Industries NV Class A	19,262
29	Minerals Technologies, Inc.	1,737
291	Monsanto Co.	27,261
7	NewMarket Corp.	2,842
109	Olin Corp.	2,375
58	PolyOne Corp.	2,087
178	PPG Industries, Inc.	19,649
188	Praxair, Inc.	22,083
12	Quaker Chemical Corp.	1,069
86	RPM International, Inc.	4,346
31	Sensient Technologies Corp.	2,085

Common Stocks – (continued)
Chemicals – (continued)
18	Stepan Co.	$1,103
116	The Chemours Co.	1,058
743	The Dow Chemical Co.	39,089
241	The Mosaic Co.	6,746
31	The Scotts Miracle-Gro Co. Class A	2,194
52	The Sherwin-Williams Co.	14,940
50	The Valspar Corp.	5,335

		302,430

Construction Materials – 0.2%
32	Eagle Materials, Inc.	2,372
62	Headwaters, Inc.*	1,241
43	Martin Marietta Materials, Inc.	7,277
10	US Concrete, Inc.*	617
89	Vulcan Materials Co.	9,579

		21,086

Containers & Packaging – 0.5%
42	AptarGroup, Inc.	3,192
62	Avery Dennison Corp.	4,502
95	Ball Corp.	6,781
66	Bemis Co., Inc.	3,312
21	Greif, Inc. Class A	729
272	International Paper Co.	11,769
111	Owens-Illinois, Inc.*	2,049
62	Packaging Corp. of America	4,023
129	Sealed Air Corp.	6,109
27	Silgan Holdings, Inc.	1,370
68	Sonoco Products Co.	3,188
169	WestRock Co.	7,073

		54,097

Energy Equipment & Services – 0.6%
123	Baker Hughes, Inc.	5,948
30	Diamond Offshore Drilling, Inc.	728
14	Dril-Quip, Inc.*	907
53	Ensco PLC Class A	634
62	FMC Technologies, Inc.*	1,890
235	Halliburton Co.	9,708
36	Helmerich & Payne, Inc.	2,380
98	Nabors Industries Ltd.	960
97	National Oilwell Varco, Inc.	3,496
64	Noble Corp. PLC	719
30	Oceaneering International, Inc.	1,100
16	Oil States International, Inc.*	554
36	Patterson-UTI Energy, Inc.	711
65	Rowan Cos. PLC Class A	1,223
376	Schlumberger Ltd.	30,208
43	Superior Energy Services, Inc.	725
63	Tidewater, Inc.	552
92	Transocean Ltd.	1,019
18	US Silica Holdings, Inc.	460

		63,922

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Shares	Description	Value
Common Stocks – (continued)
Food & Staples Retailing – 0.9%
11	Casey’s General Stores, Inc.	$1,232
98	Costco Wholesale Corp.	14,517
242	CVS Health Corp.	24,321
73	Safeway Casa Ley	74
73	Safeway PDC, LLC	3
32	Sprouts Farmers Market, Inc.*	898
111	Sysco Corp.	5,114
220	The Kroger Co.	7,786
15	United Natural Foods, Inc.*	535
348	Wal-Mart Stores, Inc.	23,271
192	Walgreens Boots Alliance, Inc.	15,222
70	Whole Foods Market, Inc.	2,035

		95,008

Food Products – 0.8%
132	Archer-Daniels-Midland Co.	5,272
7	Cal-Maine Foods, Inc.	355
40	Campbell Soup Co.	2,468
95	ConAgra Foods, Inc.	4,233
35	Darling Ingredients, Inc.*	507
45	Flowers Foods, Inc.	862
132	General Mills, Inc.	8,097
68	Hormel Foods Corp.	2,621
18	Ingredion, Inc.	2,072
56	Kellogg Co.	4,301
6	Lancaster Colony Corp.	699
31	McCormick & Co., Inc.	2,907
44	Mead Johnson Nutrition Co.	3,835
348	Mondelez International, Inc. Class A	14,950
14	Post Holdings, Inc.*	1,006
8	Sanderson Farms, Inc.	734
13	Snyder’s-Lance, Inc.	416
26	The Hain Celestial Group, Inc.*	1,088
34	The Hershey Co.	3,166
22	The J.M. Smucker Co.	2,794
133	The Kraft Heinz Co.	10,383
15	TreeHouse Foods, Inc.*	1,326
64	Tyson Foods, Inc. Class A	4,213
42	WhiteWave Foods Co. Class A*	1,689

		79,994

Health Care Equipment & Supplies – 0.9%
274	Abbott Laboratories	10,659
8	ABIOMED, Inc.*	777
16	Align Technology, Inc.*	1,155
98	Baxter International, Inc.	4,334
42	Becton Dickinson & Co.	6,773
253	Boston Scientific Corp.*	5,546
15	C.R. Bard, Inc.	3,182
6	Cantel Medical Corp.	402
46	DENTSPLY SIRONA, Inc.	2,742
40	Edwards Lifesciences Corp.*	4,248
13	Greatbatch, Inc.*	452
11	Haemonetics Corp.*	357
12	Halyard Health, Inc.*	338

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
13	Hill-Rom Holdings, Inc.	$629
53	Hologic, Inc.*	1,780
4	ICU Medical, Inc.*	397
20	IDEXX Laboratories, Inc.*	1,687
7	Integra LifeSciences Holdings Corp.*	496
7	Intuitive Surgical, Inc.*	4,384
10	LivaNova PLC*	527
13	Masimo Corp.*	564
260	Medtronic PLC	20,579
10	Natus Medical, Inc.*	319
10	Neogen Corp.*	472
12	NuVasive, Inc.*	635
23	ResMed, Inc.	1,283
53	St. Jude Medical, Inc.	4,039
16	STERIS PLC	1,131
58	Stryker Corp.	6,323
8	Teleflex, Inc.	1,246
11	The Cooper Cos., Inc.	1,684
17	Varian Medical Systems, Inc.*	1,380
15	West Pharmaceutical Services, Inc.	1,068
30	Zimmer Biomet Holdings, Inc.	3,473

		95,061

Health Care Providers & Services – 1.0%
64	Aetna, Inc.	7,185
11	Air Methods Corp.*	407
32	AmerisourceBergen Corp.	2,723
14	AMN Healthcare Services, Inc.*	497
13	Amsurg Corp.*	1,053
50	Anthem, Inc.	7,038
58	Cardinal Health, Inc.	4,551
37	Centene Corp.*	2,293
4	Chemed Corp.	519
47	CIGNA Corp.	6,511
28	Community Health Systems, Inc.*	534
32	DaVita HealthCare Partners, Inc.*	2,365
116	Express Scripts Holding Co.*	8,553
58	HCA Holdings, Inc.*	4,676
17	Henry Schein, Inc.*	2,868
30	Humana, Inc.	5,312
19	Laboratory Corp. of America Holdings*	2,381
10	LifePoint Health, Inc.*	676
8	Magellan Health, Inc.*	564
44	McKesson Corp.	7,384
22	MEDNAX, Inc.*	1,568
9	Molina Healthcare, Inc.*	466
20	Owens & Minor, Inc.	728
18	Patterson Cos., Inc.	780
24	Quest Diagnostics, Inc.	1,804
34	Select Medical Holdings Corp.	455
24	Tenet Healthcare Corp.*	761
177	UnitedHealth Group, Inc.	23,307
18	Universal Health Services, Inc. Class B	2,406

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
20	VCA, Inc.*	$1,259
11	WellCare Health Plans, Inc.*	990

		102,614

Health Care Technology* – 0.0%
49	Allscripts Healthcare Solutions, Inc.	657
59	Cerner Corp.	3,312
14	Medidata Solutions, Inc.	611

		4,580

Household Durables* – 0.1%
233	Toll Brothers, Inc.	6,361

Household Products – 0.7%
28	Church & Dwight Co., Inc.	2,596
196	Colgate-Palmolive Co.	13,900
19	Energizer Holdings, Inc.	826
80	Kimberly-Clark Corp.	10,015
27	The Clorox Co.	3,381
582	The Procter & Gamble Co.	46,630

		77,348

Life Sciences Tools & Services – 0.2%
54	Agilent Technologies, Inc.	2,210
7	Bio-Techne Corp.	652
11	Charles River Laboratories International, Inc.*	872
30	Illumina, Inc.*	4,050
6	Mettler-Toledo International, Inc.*	2,148
11	PAREXEL International Corp.*	672
26	PerkinElmer, Inc.	1,311
77	Thermo Fisher Scientific, Inc.	11,107
16	Waters Corp.*	2,082

		25,104

Metals & Mining – 0.7%
151	AK Steel Holding Corp.*	707
886	Alcoa, Inc.	9,897
83	Allegheny Technologies, Inc.	1,356
39	Carpenter Technology Corp.	1,381
102	Commercial Metals Co.	1,828
24	Compass Minerals International, Inc.	1,799
851	Freeport-McMoRan, Inc.	11,914
10	Kaiser Aluminum Corp.	948
356	Newmont Mining Corp.	12,449
215	Nucor Corp.	10,703
53	Reliance Steel & Aluminum Co.	3,920
46	Royal Gold, Inc.	2,881
177	Steel Dynamics, Inc.	4,462
92	Stillwater Mining Co.*	1,122
108	United States Steel Corp.	2,064
36	Worthington Industries, Inc.	1,359

		68,790

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 15.1%
134	Anadarko Petroleum Corp.	$7,070
1,682	Antero Midstream Partners LP	42,958
109	Apache Corp.	5,930
1,126	Buckeye Partners LP	81,072
126	Cabot Oil & Gas Corp.	2,948
14	Carrizo Oil & Gas, Inc.*	495
899	Cheniere Energy Partners LP	26,224
132	Chesapeake Energy Corp.	907
500	Chevron Corp.	51,090
26	Cimarex Energy Co.	2,831
113	Columbia Pipeline Group, Inc.	2,895
855	Columbia Pipeline Partners LP	12,423
37	Concho Resources, Inc.*	4,298
331	ConocoPhillips	15,818
62	CONSOL Energy, Inc.	933
259	Denbury Resources, Inc.	1,000
147	Devon Energy Corp.	5,098
26	Energen Corp.	1,105
2,597	Energy Transfer Partners LP	92,012
4,709	Enterprise Products Partners LP	125,683
146	EOG Resources, Inc.	12,063
40	EQT Corp.	2,804
1,131	EQT GP Holdings LP	29,926
812	EQT Midstream Partners LP	64,383
1,110	Exxon Mobil Corp.	98,124
1,008	Genesis Energy LP	32,679
20	Gulfport Energy Corp.*	626
71	Hess Corp.	4,233
785	Holly Energy Partners LP	26,863
54	HollyFrontier Corp.	1,922
491	Kinder Morgan, Inc.	8,720
1,543	Magellan Midstream Partners LP	111,204
253	Marathon Oil Corp.	3,565
148	Marathon Petroleum Corp.	5,784
2,266	MPLX LP	72,943
39	Murphy Oil Corp.	1,394
57	Newfield Exploration Co.*	2,066
111	Noble Energy, Inc.	4,008
203	Occidental Petroleum Corp.	15,560
1,300	ONEOK Partners LP	46,098
53	ONEOK, Inc.	1,916
13	PDC Energy, Inc.*	816
125	Phillips 66	10,264
573	Phillips 66 Partners LP	32,799
45	Pioneer Natural Resources Co.	7,474
2,684	Plains All American Pipeline LP	61,571
60	QEP Resources, Inc.	1,076
41	Range Resources Corp.	1,808
454	SemGroup Corp. Class A	13,920
673	Shell Midstream Partners LP	25,419
22	SM Energy Co.	686
90	Southwestern Energy Co.*	1,209
182	Spectra Energy Corp.	5,691
708	Spectra Energy Partners LP	35,704
2,423	Sunoco Logistics Partners LP	70,945
1,003	Targa Resources Corp.	40,581

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
477	TC Pipelines LP	$26,125
33	Tesoro Corp.	2,630
742	Tesoro Logistics LP	34,310
189	The Williams Cos., Inc.	3,665
124	Valero Energy Corp.	7,300
909	Valero Energy Partners LP	43,350
1,027	Western Gas Partners LP	50,179
457	Western Refining Logistics LP	12,042
17	Western Refining, Inc.	455
1,899	Williams Partners LP	57,407
24	World Fuel Services Corp.	1,122
83	WPX Energy, Inc.*	802

		1,579,021

Paper & Forest Products – 0.1%
30	Boise Cascade Co.*	626
14	Clearwater Paper Corp.*	836
6	Deltic Timber Corp.	375
48	Domtar Corp.	1,855
58	KapStone Paper and Packaging Corp.	922
96	Louisiana-Pacific Corp.*	1,632
10	Neenah Paper, Inc.	651
41	PH Glatfelter Co.	940
24	Schweitzer-Mauduit International, Inc.	825

		8,662

Personal Products – 0.1%
122	Avon Products, Inc.	575
15	Edgewell Personal Care Co.	1,231
52	The Estee Lauder Cos., Inc. Class A	4,985

		6,791

Pharmaceuticals – 1.8%
16	Akorn, Inc.*	407
74	Allergan PLC*	16,025
314	Bristol-Myers Squibb Co.	22,665
25	Catalent, Inc.*	738
182	Eli Lilly & Co.	13,746
37	Endo International PLC*	999
16	Impax Laboratories, Inc.*	534
509	Johnson & Johnson	57,049
24	Mallinckrodt PLC*	1,500
513	Merck & Co., Inc.	28,133
86	Mylan NV*	3,587
39	Nektar Therapeutics*	612
27	Perrigo Co. PLC	2,610
1,117	Pfizer, Inc.	36,537
11	Prestige Brands Holdings, Inc.*	625
17	The Medicines Co.*	605
94	Zoetis, Inc.	4,421

		190,793

Real Estate Investment Trusts – 7.6%
414	Acadia Realty Trust	13,952
149	Alexandria Real Estate Equities, Inc.	13,850
82	American Tower Corp.	8,600

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
297	AvalonBay Communities, Inc.	$52,507
343	Boston Properties, Inc.	44,199
1,232	Brixmor Property Group, Inc.	31,108
400	Care Capital Properties, Inc.	10,668
984	Chesapeake Lodging Trust	24,236
524	Corporate Office Properties Trust	13,456
593	CyrusOne, Inc.	26,169
1,438	DDR Corp.	25,165
182	EastGroup Properties, Inc.	10,875
52	Equinix, Inc.	17,178
190	Equity Residential	12,933
172	Federal Realty Investment Trust	26,158
465	HCP, Inc.	15,731
306	Highwoods Properties, Inc.	14,300
387	Liberty Property Trust	13,506
335	Mid-America Apartment Communities, Inc.	32,063
564	Pebblebrook Hotel Trust	15,589
484	Post Properties, Inc.	27,762
464	ProLogis, Inc.	21,070
241	Public Storage	58,999
967	RLJ Lodging Trust	20,375
455	Simon Property Group, Inc.	91,532
227	Sovran Self Storage, Inc.	24,112
123	Taubman Centers, Inc.	8,542
681	Ventas, Inc.	42,304
466	Vornado Realty Trust	44,610
362	Welltower, Inc.	25,130
700	WP Glimcher, Inc.	7,343

		794,022

Tobacco – 0.7%
427	Altria Group, Inc.	26,777
340	Philip Morris International, Inc.	33,361
189	Reynolds American, Inc.	9,374
10	Universal Corp.	546

		70,058

TOTAL COMMON STOCKS
(Cost $3,469,007)		$3,853,956

Exchange Traded Funds – 3.0%
5,898	iShares Global Infrastructure ETF	$235,743
2,542	SPDR S&P Bank ETF	82,488

TOTAL EXCHANGE TRADED FUNDS
(Cost $301,053)		$318,231

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Distribution Rate	Value

Investment Companies(a) – 50.9%
Goldman Sachs Commodity Strategy Fund – Institutional Shares
46,486	0.002%	$530,400
Goldman Sachs Inflation Protected Securities Fund – Institutional Shares
349,340	0.006	3,696,015
Goldman Sachs Strategic Income Fund – Institutional Shares
114,691	0.027	1,084,974

TOTAL INVESTMENT COMPANIES
(Cost $5,676,529)		$5,311,389

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 6.7%
Repurchase Agreements – 6.7%
Joint Repurchase Agreement Account II
$700,000	0.290%	05/02/16	$700,000
(Cost $700,000)

TOTAL INVESTMENTS – 97.5%
(Cost $10,146,589)			$10,183,576

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%			257,338

NET ASSETS – 100.0%			$10,440,914

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated fund.
(b)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 33.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MYR	—Malaysian Ringgit
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
TWD	—Taiwan Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	CAD	60,000	USD	44,622	$47,821	06/15/16	$3,199
	CHF	10,000	USD	10,307	10,445	06/15/16	138
	CLP	30,000,000	USD	43,183	45,220	06/15/16	2,038
	EUR	40,000	USD	44,962	45,867	06/15/16	905
	IDR	1,170,000,000	USD	85,727	87,943	06/15/16	2,217
	INR	9,500,000	USD	137,088	141,822	06/15/16	4,736
	KRW	90,000,000	USD	78,125	78,448	06/15/16	323
	PLN	360,000	USD	91,924	94,229	06/15/16	2,305
	RUB	6,000,000	USD	87,883	91,508	06/15/16	3,625
	SEK	375,000	USD	43,695	46,776	06/15/16	3,081
	TRY	260,000	USD	89,108	91,740	06/15/16	2,633
TOTAL							$25,200

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	AUD	60,000	USD	45,637	$45,533	06/15/16	$(104)
	USD	87,211	AUD	120,000	91,066	06/15/16	(3,854)
	USD	121,376	CHF	120,000	125,343	06/15/16	(3,967)
	USD	42,799	CLP	30,000,000	45,220	06/15/16	(2,421)
	USD	90,989	CNY	600,000	92,328	06/15/16	(1,340)
	USD	43,550	COP	132,000,000	46,013	06/15/16	(2,463)
	USD	43,511	EUR	40,000	45,867	06/15/16	(2,356)
	USD	92,352	GBP	65,000	94,987	06/15/16	(2,636)
	USD	42,841	HUF	12,000,000	44,021	06/15/16	(1,181)
	USD	44,633	JPY	5,000,000	47,051	06/15/16	(2,418)
	USD	73,000	KRW	90,000,000	78,449	06/15/16	(5,448)
	USD	42,921	MYR	180,000	45,901	06/15/16	(2,980)
	USD	46,279	NZD	70,000	48,756	06/15/16	(2,478)
	USD	63,140	TWD	2,100,000	65,000	06/15/16	(1,861)
TOTAL							$(35,507)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollar	(5)	December 2017	$(1,236,063)	$(19,121)
Euro Stoxx 50 Index	13	June 2016	443,146	(1,419)
S&P 500 E-Mini Index	1	June 2016	102,955	803
10 Year U.S. Treasury Notes	(18)	June 2016	(2,341,125)	3,656
U.S. Long Bonds	(1)	June 2016	(163,312)	2,811
TOTAL				$(13,270)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Schedule of Investments

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2016, the Multi-Asset Real Return Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 2, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Asset Real Return Fund	$700,000	$700,011	$714,699

REPURCHASE AGREEMENTS — At April 30, 2016, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Multi-Asset Real Return Fund
BNP Paribas Securities Co.	0.30%	$116,222
Citigroup Global Markets, Inc.	0.30	146,987
Merrill Lynch & Co., Inc.	0.30	98,379
Merrill Lynch & Co., Inc.	0.28	338,412
TOTAL		$700,000

At April 30, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	3.330%	02/01/33
Federal Home Loan Banks	3.375 to 5.500	09/01/28 to 07/15/36
Federal Home Loan Mortgage Corp.	4.000 to 7.500	09/01/17 to 11/01/45
Federal National Mortgage Association	2.500 to 6.500	03/01/19 to 08/01/45
Government National Mortgage Association	3.500 to 10.000	02/15/18 to 04/20/46
United States Treasury Floating Rate Note	0.518	10/31/17
United States Treasury Inflation Protected Securities	0.125	07/15/22
U.S. Treasury Notes	1.625 to 2.500	06/30/20 to 08/15/23
United States Treasury Stripped Securities	0.000	11/15/31 to 02/15/44

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	Absolute Return Multi-Asset Fund(a)	Multi-Asset Real Return Fund
Assets:
Investments, at value (cost $3,204,436 and $4,470,060)	$3,127,345	$4,872,187
Foreign currencies, at value (cost $5,470 and $0, respectively)	5,562	—
Investments of affiliated issuers, at value (cost $20,594,436 and $5,676,529)	20,073,193	5,311,389
Cash	393,012	79,477
Unrealized gain on forward foreign currency exchange contracts	132,612	25,200
Variation margin on certain derivative contracts	20,674	—
Receivables:
Collateral on certain derivative contracts(b)	908,442	81,159
Deferred offering costs	58,705	—
Investments sold	39,059	142,641
Reimbursement from investment adviser	75,017	24,261
Dividends and interest	16,794	16,358
Foreign tax reclaims	1,171	—
Total assets	24,851,586	10,552,672

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	162,656	35,507
Written option contracts, at value (premium received $102,701 and $0, respectively)	57,601	—
Unrealized loss on swap contracts	13,256	—
Variation margin on certain derivative contracts	—	14,574
Payables:
Due to broker—upfront payment	41,275	—
Investments purchased	37,947	11,350
Management fees	13,802	3,764
Distribution and service fees and transfer agency fees	871	379
Fund shares redeemed	820	—
Accrued expenses and other liabilities	49,056	46,184
Total liabilities	377,284	111,758

Net Assets:
Paid-in capital	25,188,160	11,191,451
Undistributed (distributions in excess of) net investment income	(53,873)	(19,240)
Accumulated net realized loss	(22,147)	(755,313)
Net unrealized loss	(637,838)	24,016
NET ASSETS	$24,474,302	$10,440,914
Net Assets:
Class A	$86,763	$52,240
Class C	24,206	9,658
Institutional	24,290,292	10,314,303
Class IR	24,364	29,559
Class R	24,284	24,468
Class R6	24,393	10,686
Total Net Assets	$24,474,302	$10,440,914
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,956	5,573
Class C	2,505	1,033
Institutional	2,504,668	1,102,883
Class IR	2,514	3,158
Class R	2,509	2,609
Class R6	2,515	1,142
Net asset value, offering and redemption price per share:(c)
Class A	$9.69	$9.37
Class C	9.66	9.35
Institutional	9.70	9.35
Class IR	9.69	9.36
Class R	9.68	9.38
Class R6	9.70	9.35

(a)	Statement of Assets and Liabilities for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions, options and swaps transactions of $354,845, $8,676 and $544,921, respectively for Absolute Return Multi-Asset Fund and $81,159, $0 and $0 respectively for Multi-Asset Real Return Fund.
(c)	Maximum public offering price per share for Class A Shares of the Absolute Return Multi-Asset Fund and the Multi-Asset Real Return Fund are $10.25 and $9.92. At redemption, Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

	Absolute Return Multi-Asset Fund(a)	Multi-Asset Real Return Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,712 and $0)	$21,595	$59,073
Dividends — affiliated issuers	248,056	18,359
Interest	—	859
Total investment income	269,651	78,291

Expenses:
Management fees	91,540	34,973
Amortization of offering costs	87,494	—
Professional fees	42,524	45,029
Custody, accounting and administrative services	28,859	34,902
Registration fees	21,990	25,187
Printing and mailing costs	9,360	27,733
Transfer Agency fees(b)	4,969	2,082
Trustee fees	2,817	11,393
Distribution and Service fees(b)	239	167
Other	1,205	3,209
Total expenses	290,997	184,675
Less — expense reductions	(189,243)	(154,948)
Net expenses	101,754	29,727
NET INVESTMENT INCOME	167,897	48,564

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	26,359	—
Net realized gain (loss) from:
Investments — unaffiliated issuers	278,121	(48,312)
Investments — affiliated issuers	(121,650)	(339,392)
Futures contracts	(254,733)	(112,530)
Written option contracts	41,305	—
Swap contracts	(49,291)	—
Forward foreign currency exchange contracts	69,348	16,669
Foreign currency transactions	4,972	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(161,548)	130,834
Investments — affiliated issuers	(374,787)	306,521
Futures contracts	(44,802)	(34,713)
Written option contracts	26,208	—
Swap contracts	(15,053)	—
Forward foreign currency exchange contracts	(47,885)	(14,629)
Foreign currency translation	1,204	—
Net realized and unrealized loss	(622,232)	(95,552)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(454,335)	$(46,988)

(a)	Statement of Operations for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Multi-Asset	$56	$122	$61	$43	$24	$4,852	$24	$24	$2
Multi-Asset Real Return	62	46	59	47	9	1,976	27	22	1

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Consolidated Statements of Changes in Net Assets

	Absolute Return Multi-Asset Fund(a)
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015(b)
From operations:
Net investment income	$167,897	$1,523
Net realized loss	(5,569)	(138,218)
Net change in unrealized loss	(616,663)	(21,175)
Net decrease in net assets resulting from operations	(454,335)	(157,870)

Distributions to shareholders:
From net investment income
Class A Shares	(112)	—
Class C Shares	(50)	—
Institutional Shares	(143,778)	—
Class IR Shares	(132)	—
Class R Shares	(91)	—
Class R6 Shares	(147)	—
Total distributions to shareholders	(144,310)	—

From share transactions:
Proceeds from sales of shares	88,142	25,001,156
Reinvestment of distributions	144,310	—
Cost of shares redeemed	(2,706)	(85)
Net increase in net assets resulting from share transactions	229,746	25,001,071
TOTAL INCREASE (DECREASE)	(368,899)	24,843,201

Net assets:
Beginning of period	24,843,201	—
End of period	$24,474,302	$24,843,201
Distributions in excess of net investment income	$(53,873)	$(77,460)

(a)	Statement of Changes in Net Assets for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on September 2, 2015.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Asset Real Return Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$48,564	$172,034
Net realized loss	(483,565)	(305,359)
Net change in unrealized gain (loss)	388,013	(739,878)
Net decrease in net assets resulting from operations	(46,988)	(873,203)

Distributions to shareholders:
From net investment income
Class A Shares	(162)	(622)
Class C Shares	—	(34)
Institutional Shares	(77,978)	(159,243)
Class IR Shares	(179)	(409)
Class R Shares	(25)	(210)
Class R6 Shares(a)	(19)	—
From net realized gains
Class A Shares	—	(1,311)
Class C Shares	—	(219)
Institutional Shares	—	(230,605)
Class IR Shares	—	(660)
Class R Shares	—	(551)
Class R6 Shares(a)	—	—
Total distributions to shareholders	(78,363)	(393,864)

From share transactions:
Proceeds from sales of shares	10,000	75,412
Reinvestment of distributions	78,363	386,425
Cost of shares redeemed	(61,532)	(40,691)
Net increase in net assets resulting from share transactions	26,831	421,146
TOTAL DECREASE	(98,520)	(845,921)

Net assets:
Beginning of period	10,539,434	11,385,355
End of period	$10,440,914	$10,539,434
Undistributed net investment income	$(19,240)	$39,134

(a)	Commenced operations on February 26, 2016.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$9.93	$0.02		$(0.22)	$(0.20)	$(0.04)
2016 - C	9.92	0.01		(0.25)	(0.24)	(0.02)
2016 - Institutional	9.94	0.07		(0.25)	(0.18)	(0.06)
2016 - IR	9.93	0.06		(0.25)	(0.19)	(0.05)
2016 - R	9.93	0.04		(0.25)	(0.21)	(0.04)
2016 - R6	9.94	0.07		(0.25)	(0.18)	(0.06)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - A (Commenced September 2, 2015)	10.00	(0.01)		(0.06)	(0.07)	—
2015 - C (Commenced September 2, 2015)	10.00	(0.02)		(0.06)	(0.08)	—
2015 - Institutional (Commenced September 2, 2015)	10.00	—	(f)	(0.06)	(0.06)	—
2015 - IR (Commenced September 2, 2015)	10.00	—	(g)	(0.07)	(0.07)	—
2015 - R (Commenced September 2, 2015)	10.00	(0.01)		(0.06)	(0.07)	—
2015 - R6 (Commenced September 2, 2015)	10.00	—	(f)	(0.06)	(0.06)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Amount is less than $0.005 per share.
(g)	Amount is less than ($0.005) per share.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)(d)	Ratio of total expenses to average net assets(c)(d)	Ratio of net investment income (loss) to average net assets(d)	Portfolio turnover rate(e)

$9.69	(1.97)%	$87	1.24%	2.69%	0.43%	9%
9.66	(2.32)	24	1.98	3.17	0.23	9
9.70	(1.74)	24,290	0.83	2.02	1.38	9
9.69	(1.89)	24	0.99	2.17	1.23	9
9.68	(2.05)	24	1.48	2.67	0.73	9
9.70	(1.73)	24	0.80	2.00	1.41	9

9.93	(0.70)	25	1.23	3.81	(0.36)	1
9.92	(0.90)	26	1.98	4.55	(1.10)	1
9.94	(0.70)	24,718	0.82	3.40	0.04	1
9.93	(0.70)	25	0.98	3.57	(0.11)	1
9.93	(0.80)	25	1.48	4.07	(0.62)	1
9.94	(0.70)	25	0.77	3.35	0.10	1

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$9.47	$0.03	$(0.10)	$(0.07)	$(0.03)	$—	$(0.03)
2016 - C	9.44	(0.01)	(0.08)	(0.09)	—	—	—
2016 - Institutional	9.47	0.04	(0.09)	(0.05)	(0.07)	—	(0.07)
2016 - IR	9.47	0.04	(0.09)	(0.05)	(0.06)	—	(0.06)
2016 - R	9.46	0.02	(0.09)	(0.07)	(0.01)	—	(0.01)
2016 - R6 (Commenced February 26, 2016)	8.77	(0.01)	0.61	0.60	(0.02)	—	(0.02)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2015 - A	10.63	0.11	(0.95)	(0.84)	(0.14)	(0.18)	(0.32)
2015 - C	10.61	0.04	(0.96)	(0.92)	(0.07)	(0.18)	(0.25)
2015 - Institutional	10.64	0.16	(0.97)	(0.81)	(0.18)	(0.18)	(0.36)
2015 - IR	10.63	0.14	(0.95)	(0.81)	(0.17)	(0.18)	(0.35)
2015 - R	10.62	0.09	(0.95)	(0.86)	(0.12)	(0.18)	(0.30)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2014 - A	10.35	0.11	0.33	0.44	(0.12)	(0.04)	(0.16)
2014 - C	10.34	0.03	0.33	0.36	(0.05)	(0.04)	(0.09)
2014 - Institutional	10.35	0.15	0.34	0.49	(0.16)	(0.04)	(0.20)
2014 - IR	10.35	0.14	0.32	0.46	(0.14)	(0.04)	(0.18)
2014 - R	10.34	0.08	0.33	0.41	(0.09)	(0.04)	(0.13)

FOR THE PERIOD ENDED OCTOBER 31,
2013 - A (Commenced August 30, 2013)	10.00	0.01	0.34	0.35	—	—	—
2013 - C (Commenced August 30, 2013)	10.00	— (f)	0.34	0.34	—	—	—
2013 - Institutional (Commenced August 30, 2013)	10.00	0.02	0.33	0.35	—	—	—
2013 - IR (Commenced August 30, 2013)	10.00	0.02	0.33	0.35	—	—	—
2013 - R (Commenced August 30, 2013)	10.00	0.01	0.33	0.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.37	(0.74)%	$52	0.99	%(e)	4.09%		0.58	%(e)	20%
9.35	(0.95)	10	1.76	(e)	4.87		(0.20	)(e)	20
9.35	(0.50)	10,314	0.59	(e)	3.69		0.98	(e)	20
9.36	(0.54)	30	0.74	(e)	3.84		0.83	(e)	20
9.38	(0.74)	24	1.23	(e)	4.34		0.34	(e)	20
9.35	6.81	11	0.50	(e)	3.63		(0.62	)(e)	20

9.47	(8.04)	53	0.96		3.86		1.15		38
9.44	(8.84)	10	1.69		4.60		0.45		38
9.47	(7.75)	10,423	0.56		3.47		1.58		38
9.47	(7.80)	30	0.71		3.61		1.44		38
9.46	(8.28)	25	1.21		4.11		0.94		38

10.63	4.28	49	0.99		4.75		1.00		34
10.61	3.47	11	1.76		5.86		0.28		34
10.64	4.77	11,272	0.59		4.69		1.45		34
10.63	4.51	27	0.73		4.83		1.31		34
10.62	4.00	27	1.24		5.34		0.80		34

10.35	3.50	10	0.97	(e)	5.91	(e)	0.80	(e)	4
10.34	3.40	10	1.72	(e)	6.66	(e)	0.06	(e)	4
10.35	3.50	10,413	0.61	(e)	5.54	(e)	1.16	(e)	4
10.35	3.50	26	0.79	(e)	5.71	(e)	0.98	(e)	4
10.34	3.40	26	1.25	(e)	6.18	(e)	0.52	(e)	4

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Multi-Asset	A, C, Institutional, IR, R and R6	Diversified
Multi-Asset Real Return	A, C, Institutional, IR, R and R6*	Diversified

*	Class R6 commenced operations on February 26, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Multi-Asset Fund — The Cayman Commodity — ARM, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on May 14, 2015 and is currently a wholly-owned subsidiary of the Absolute Return Multi-Asset Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 2, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of April 30, 2016, the Fund’s net assets were $24,474,302, of which, $5,058,210, or 21%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

42

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Offering Costs — Offering costs paid in connection with the initial offering of shares of the Absolute Return Multi-Asset Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

43

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Institutional Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

44

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

45

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of

46

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2016:

ABSOLUTE RETURN MULTI-ASSET FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$—	$781,207	$—
Asia	—	274,781	—
North America	1,276,997	—	—
Investment Companies	20,073,193	—	—
Exchange Traded Fund	352,050	—	—
Total	$21,702,240	$1,055,988	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$353,356	$88,954	$—
Forward Foreign Currency Exchange Contracts(b)	—	132,612	—
Futures Contracts(b)	216,894	—	—
Total	$570,250	$221,566	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(162,656)	$—
Futures Contracts(b)	(256,605)	—	—
Credit Default Swap Contracts(b)	—	(1,797)	—
Total Return Swap Contracts(b)	—	(13,256)	—
Written Options Contracts	—	(57,601)	—
Total	$(256,605)	$(235,310)	$—

47

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-ASSET REAL RETURN FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$3,824,438	$77	$—
Europe	29,441	—	—
Exchange Traded Funds	318,231	—	—
Investment Companies	5,311,389	—	—
Short-term Investments	—	700,000	—
Total	$9,483,499	$700,077	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$25,200	$—
Futures Contracts	7,270	—	—
Total	$7,270	$25,200	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(35,507)	$—
Futures Contracts	(20,540)	—	—
Total	$(20,540)	$(35,507)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

48

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Absolute Return Multi-Asset Fund
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$368,031	(a)	Variation margin on certain derivative contracts	$(18,034)	(a)
Commodity	Variation margin on certain derivative contracts	175,256	(a)	Variation margin on certain derivative Contracts; Payable for unrealized loss on swap contracts	(152,470)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(1,797)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	132,612		Payable for unrealized loss on forward foreign currency exchange contracts	(162,656)
Equity	Variation margin on certain derivative contracts; Investments, at value	115,917	(a)	Variation margin on certain derivative Contracts; Investments, at value	(156,958)	(a)
Total		$791,816			$(491,915)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $13,256 for Absolute Return Multi-Asset Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

Multi-Asset Real Return Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$6,467	(a)	Variation margin on certain derivative contracts	$(19,121)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	25,200		Payable for unrealized loss on forward foreign currency exchange contracts	(35,507)
Equity	Variation margin on certain derivative contracts	803	(a)	Variation margin on certain derivative contracts	(1,419)	(a)
Total		$32,470			$(56,047)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Absolute Return Multi-Asset Fund
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments and futures contracts/Net change in unrealized gain (loss) on investments and futures contracts	$54,691	$(75,304)	111
Commodity	Net realized gain (loss) from future contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	35,100	(43,110)	108
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	14,084	(1,797)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	69,348	(47,885)	116
Equity	Net realized gain (loss) from investments, futures contracts and written options contracts/Net change in unrealized gain (loss) on investment, futures contracts and written options contracts	(49,927)	(52,978)	110
Total		$123,296	$(221,074)	446

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2016.

Multi-Asset Real Return Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(101,024)	$48,386	27
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	16,669	(14,629)	41
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(11,506)	(83,099)	16
Total		$(95,861)	$(49,342)	84

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in

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4. INVESTMENTS IN DERIVATIVES (continued)

excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2016:

Absolute Return Multi-Asset Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Options Purchased	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$21,865	$—	$21,865	$—	$—	$(7,305)	$(7,305)	$14,560	$—	$14,560
Deutsche Bank AG	—	—	—	—	—	(31,689)	(31,689)	(31,689)	—	(31,689)
Morgan Stanley & Co. International PLC	—	104,459	104,459	(13,256)	(146,877)	—	(160,133)	(55,674)	55,674	—
Morgan Stanley Capital Services, Inc.	67,089	—	67,089	—	—	(18,607)	(18,607)	48,482	—	48,482
UBS AG (London)	—	28,153	28,153	—	(15,779)	—	(15,779)	12,374	—	12,374
Total	$88,954	$132,612	$221,566	$(13,256)	$(162,656)	$(57,601)	$(233,513)	$(11,947)	$55,674	$43,727

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate*^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate
Absolute Return Multi-Asset	0.85%	0.85%	0.77%	0.73%	0.71%	0.85%	0.69	%(a)
Multi-Asset Real Return	0.70	0.63	0.60	0.59	0.57	0.70	0.51

*	GSAM agreed to waive a portion of its management fee rates, set forth in the Funds’ most recent prospectus. These waivers will be effective through at least February 26, 2017 for the funds, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
^	Effective Net Management Fee Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Absolute Return Multi-Asset Fund invests in the Institutional Shares of the Goldman Sachs Fixed Income Macro Strategies, Goldman Sachs High Yield, Goldman Sachs Inflation Protected Securities, Goldman Sachs International Real Estate Securities, Goldman Sachs Long Short, Goldman Sachs Real Estate Securities and the FST Institutional Shares of the Financial Square Government Funds and the Multi-Asset Real Return Fund invests in the Institutional Shares of the Goldman Sachs Commodity Strategy, Goldman Sachs Inflation Protected Securities, and Goldman Sachs Strategic Income Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended April 30, 2016, GSAM waived $14,930 and $7,991 of the Absolute Return Multi-Asset and the Multi-Asset Real Return Funds’ management fees, respectively.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Absolute Return Multi-Asset Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended April 30, 2016 GSAM waived $10,687 of Absolute Return Multi-Asset Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Absolute Return Multi-Asset	$—	$11

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.02% of the average daily net assets of Class R6 Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Multi-Asset and the Multi-Asset Real Return are 0.104% and 0.004%, respectively. Prior to February 26, 2016, the Other Expenses limitation for the Multi-Asset Real Return Fund was 0.064%. These Other Expense limitations will remain in place through at least February 26, 2017 for the Funds, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management fees	Other Expense Reimbursements	Total Expense Reimbursements
Absolute Return Multi-Asset	$8,111	$181,132	$189,243
Multi-Asset Real Return	9,612	145,336	154,948

F.  Line of Credit Facility — As of April 30, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2016, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 3, 2016.

G.  Other Transactions with Affiliates — For the six months ended April 30, 2016, Goldman Sachs earned $83 in brokerage commissions from portfolio transactions on behalf of the Multi-Asset Real Return Fund.

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GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Multi-Asset	28%	10%	10%	10%	10%	10%
Multi-Asset Real Return	19	100	96	84	100	100

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended April 30, 2016:

Absolute Return Multi-Asset Fund
Underlying Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 4/30/2016	Dividend Income
Goldman Sachs Commodity Strategy Fund	$553,846	$1,419	$(429,269)	$(134,650)	$8,654	$—	$1,419
Goldman Sachs Financial Square Government Fund	10,987,309	4,026,641	(5,196,600)	—	—	9,817,350	52,401
Goldman Sachs Fixed Income Macro Strategies Fund	2,510,751	146,667	(88,053)	(4,792)	(143,587)	2,420,986	146,668
Goldman Sachs High Yield Fund	2,171,767	63,450	—	—	(69,415)	2,165,802	20,421
Goldman Sachs Inflation Protected Securities Fund	—	1,460,000	—	—	72,421	1,532,421	—
Goldman Sachs International Real Estate Securities Fund	932,740	15,191	(60,803)	357	(18,430)	869,055	15,190
Goldman Sachs Long Short Fund	2,392,439	220,830	—	—	(219,904)	2,393,365	6,621
Goldman Sachs Real Estate Securities Fund	958,819	107,486	(205,000)	17,435	(4,526)	874,214	5,336
Total	$20,507,671	$6,041,684	$(5,979,725)	$(121,650)	$(374,787)	$20,073,193	$248,056

Multi-Asset Real Return Fund
Underlying Fund	Market Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 4/30/2016	Dividend Income
Goldman Sachs Commodity Strategy Fund	$851,672	$24,856	$(222,866)	$(298,671)	$175,409	$530,400	$2,182
Goldman Sachs Inflation Protected Securities Fund	3,366,315	518,579	(325,000)	(5,319)	141,440	3,696,015	—
Goldman Sachs Strategic Income Fund	1,243,219	322,485	(435,000)	(35,402)	(10,328)	1,084,974	16,177
Total	$5,461,206	$865,920	$(982,866)	$(339,392)	$306,521	$5,311,389	$18,359

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2016, were as follows:

Fund	Purchases	Sales
Absolute Return Multi-Asset	$2,854,303	$1,130,753
Multi-Asset Real Return	1,885,542	1,918,218

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2015, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Absolute Return Multi-Asset Fund	Multi-Asset Real Return Fund
Capital loss carryforwards:
Perpetual Short-term	$(19,808)	$(223,666)
Perpetual Long-term	(23,745)	(42,042)
Total capital loss carryforwards	$(43,553)	$(265,708)
Timing differences (Passive Activity Losses Carryforward)	$—	$(44,337)

As of April 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Multi-Asset Fund	Multi-Asset Real Return Fund
Tax Cost	$23,798,872	$10,094,797
Gross unrealized gain	338,502	732,843
Gross unrealized loss	(936,836)	(644,064)
Net unrealized security gain (loss)	$(598,334)	$88,779

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of net mark to market gains/(losses) on regulated futures, partnership and other underlying fund investments, and foreign currency transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives also can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

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8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Absolute Return Multi-Asset Fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, Absolute Return Multi-Asset Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Multi-Asset Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Period Ended October 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,614	$64,480	2,501	$25,015
Reinvestment of distributions	11	112	—	—
Shares redeemed	(169)	(1,640)	(1)	(10)
	6,456	62,952	2,500	25,005
Class C Shares
Shares sold	—	—	2,609	26,081
Reinvestment of distributions	5	50	—	—
Shares redeemed	(107)	(1,066)	(2)	(15)
	(102)	(1,016)	2,607	26,066
Institutional Shares
Shares sold	2,452	23,662	2,487,501	24,875,015
Reinvestment of distributions	14,716	143,778	—	—
Shares redeemed	—	—	(1)	(15)
	17,168	167,440	2,487,500	24,875,000
Class IR Shares
Shares sold	—	—	2,502	25,015
Reinvestment of distributions	14	132	—	—
Shares redeemed	—	—	(2)	(15)
	14	132	2,500	25,000
Class R Shares
Shares sold	—	—	2,501	25,015
Reinvestment of distributions	9	91	—	—
Shares redeemed	—	—	(1)	(15)
	9	91	2,500	25,000
Class R6
Shares sold	—	—	2,502	25,015
Reinvestment of distributions	15	147	—	—
Shares redeemed	—	—	(2)	(15)
	15	147	2,500	25,000
NET INCREASE	23,560	$229,746	2,500,107	$25,001,071

(a)	Commenced operations September 2, 2015.

58

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Multi-Asset Real Return Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	—	$—	3,621	$37,152
Reinvestment of distributions	18	162	191	1,933
Shares redeemed	—	—	(2,849)	(28,448)
	18	162	963	10,637
Class C Shares
Reinvestment of distributions	—	—	24	253
	—	—	24	253
Institutional Shares
Shares sold	—	—	3,328	33,060
Reinvestment of distributions	8,542	77,978	38,744	382,409
Shares redeemed	(6,372)	(61,532)	(1,218)	(12,243)
	2,170	16,446	40,854	403,226
Class IR Shares
Shares sold	—	—	489	5,200
Reinvestment of distributions	19	179	106	1,069
	19	179	595	6,269
Class R Shares
Reinvestment of distributions	2	25	76	761
	2	25	76	761
Class R6 Shares(a)
Shares sold	1,140	10,000	—	—
Reinvestment of distributions	2	19	—	—
	1,142	10,019	—	—
NET INCREASE	3,351	$26,831	42,512	$421,146

(a)	Commenced operations February 26, 2016.

59

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016, which represents a period of 182 days in a 366-day year. The Class R6 Shares Example for Multi-Asset Real Return Fund is based on the period from February 26, 2016 through April 30, 2016, which represents a period of 65 days in 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Multi-Asset Fund				Multi-Asset Real Return Fund
Share Class	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*
Class A
Actual	$1,000.00	$980.30		$6.11	$1,000.00	$992.60		$4.90
Hypothetical 5% return	1,000.00	1,018.70	+	6.22	1,000.00	1,019.94	+	4.97
Class C
Actual	1,000.00	976.80		9.73	1,000.00	990.50		8.71
Hypothetical 5% return	1,000.00	1,015.02	+	9.92	1,000.00	1,016.11	+	8.82
Institutional
Actual	1,000.00	982.60		4.09	1,000.00	995.00		2.93
Hypothetical 5% return	1,000.00	1,020.74	+	4.17	1,000.00	1,021.93	+	2.97
Class IR
Actual	1,000.00	981.10		4.88	1,000.00	994.60		3.67
Hypothetical 5% return	1,000.00	1,019.94		4.97	1,000.00	1,021.18	+	3.72
Class R
Actual	1,000.00	979.50		7.28	1,000.00	992.60		6.09
Hypothetical 5% return	1,000.00	1,017.50	+	7.42	1,000.00	1,018.75	+	6.17
Class R6(a)
Actual	1,000.00	982.70		3.94	1,000.00	936.70		0.82
Hypothetical 5% return	1,000.00	1,020.88	+	4.02	1,000.00	1,007.62	+	0.85

(a)	Commenced operations on February 26, 2016 for Multi-Asset Real Return Fund.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Multi-Asset	1.24%	1.98%	0.83%	0.99%	1.48%	0.80%
Multi-Asset Real Return	0.99	1.76	0.59	0.74	1.23	0.50

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

60

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of April 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 50852-TMPL-06/2016 MACSAR-16/130

Goldman Sachs Funds

Semi-Annual Report	April 30, 2016

Tactical Tilt Overlay Fund*

*Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Goldman Sachs Tactical Tilt Overlay Fund

Portfolio Management Discussions and Performance Summaries	1

Schedule of Investments	8

Financial Statements	13

Financial Highlights	16

Notes to the Financial Statements	18

Other Information	32

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Overlay Fund

Investment Objective and Principal Strategy

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Tactical Tilt Overlay Fund’s (the “Portfolio”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Institutional Shares generated a cumulative total return, without sales charges, of -4.19%. This return compares to the 0.22% cumulative total return of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Portfolio’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Portfolio is managed. The use of the Index as the Portfolio’s benchmark does not imply the Portfolio is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Portfolio during the Reporting Period?

A	Central bank monetary policy across countries and global regions, as well as global economic growth concerns — particularly related to China — dominated financial markets during the Reporting Period, which was marked by periods of heightened volatility.

Accommodative monetary policies were reinforced in many developed markets, notably Europe and Japan. In December 2015, the European Central Bank (“ECB”) lowered interest rates into negative territory and expanded its stimulus program. Then in January 2016, the ECB increased its asset purchase program to include purchases of non-financial corporate credit and announced a new series of easing measures. The Bank of Japan (“BoJ”) introduced a negative interest rate at its January 2016 policy meeting, reaffirming its commitment to achieving a 2% inflation target. In April 2016, it chose to leave monetary policy unchanged, surprising markets. In the U.S., during December 2015, the Federal Reserve (the “Fed”) announced its first interest rate hike since 2006, raising the targeted federal funds rate to a range between 0.25% and 0.50%. The Fed subsequently adopted a more dovish tone due to global economic growth concerns and market volatility. (A dovish tone tends to indicate lower interest rates.) However, following its April 2016 policy meeting at which rates were left unchanged, the Fed expressed less concern about these factors.

Concerns about global economic growth, especially China’s, and volatile oil and commodity prices increased market turbulence during the Reporting Period. The price of West Texas Intermediate (“WTI”) crude oil, which continued to decline at the beginning of the Reporting Period, hit a 12-year low in mid-January 2016 before rising significantly through the end of the Reporting Period. The turmoil in the commodity markets had a substantial impact on energy-related sectors in both the equities and fixed income markets, most notably among high yield corporate bonds that managed nevertheless to eke out a small gain during the Reporting Period.

Within developed markets equities, the first quarter of 2016 was particularly challenging. Japanese equities had a rough time due to Japan’s disappointing economic growth, negative interest rates and the ongoing strength of the Japanese yen. Meanwhile, European and U.S. equities experienced a turbulent start to the calendar year but found some footing in mid-February 2016.

In terms of currencies, the U.S. dollar was strong compared to other developed markets currencies during late 2015 and early 2016. Near the end of the Reporting Period, however, the U.S. dollar softened, providing a currency tailwind to the emerging markets. The Chinese renminbi, which had weakened during 2015, stabilized in the closing months of the Reporting Period, largely because of the depreciation of the U.S. dollar and China’s tightening of capital controls.

1

PORTFOLIO RESULTS

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	The Portfolio seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. During the Reporting Period overall, the Portfolio’s exposure to riskier asset classes detracted from performance. Investors generally had a preference for perceived safe haven assets in the “risk off” environment that dominated much of the Reporting Period. The Portfolio was also hurt by its long position in the U.S. dollar and its short positions in the Japanese yen and Chinese renminbi, as the U.S. dollar weakened over the course of the Reporting Period. In addition, certain country-specific European equity exposures dampened performance during the Reporting Period overall.

Within fixed income, the Portfolio was hampered by its holdings of high yield corporate bonds, which declined during the Reporting Period. Although energy-related high yield corporate bonds rebounded in April 2016 after what had otherwise been a steady decline, the broader high yield corporate bond market generated only a small gain.

Within equities, the Portfolio’s exposure to European equities detracted, with its position in Italian equities hurting results the most amid market concerns about Italy’s financial companies. The Portfolio’s position in Spanish equities, which suffered due to geopolitical concerns, also detracted from returns. In addition, the Portfolio’s tactical long position in Japanese bank stocks hindered performance during the last four months of the Reporting Period. Japanese banks reacted adversely to the BoJ’s introduction of negative interest rates in January 2016. Separately, the Portfolio benefited modestly from a long position in master limited partnerships (“MLPs”).

In terms of currencies, the Portfolio’s long position in the U.S. dollar versus its short position in the Japanese yen detracted from returns, as the yen strengthened relative to the U.S. dollar, driven by the BoJ’s decision in April 2016 to withhold additional monetary easing. The yen also benefited from investment inflows due to its use as a funding currency and its perceived safe haven status during times of market stress. (A funding currency is the currency exchanged in a currency carry trade. In a currency carry trade, investors borrow the funding currency, which generally has a low interest rate, and purchase a currency with a higher interest rate, seeking to profit from the difference.) On the positive side, the Portfolio benefited during the Reporting Period from its short position in the euro versus its long position in the U.S. dollar. The euro weakened relative to the U.S. dollar due to geopolitical risks and weak economic data during the last four months of the Reporting Period.

Within commodities, a long position in the S&P GSCI® Crude Oil Enhanced Index versus a short position in the S&P GSCI® Crude Oil Index added most to the Portfolio’s returns, performing particularly well at the beginning of the Reporting Period when oil prices fell on the back of abundant supply.

Q	How was the Portfolio positioned at the beginning of the Reporting Period?

A	In terms of its allocations at the beginning of the Reporting Period, the Portfolio had 24.88% of its total net assets invested in equity-related investments; 27.70% of its total net assets invested in fixed income-related investments; 12.77% of its total net assets invested in currency-related investments; and 0.23% of its total net assets invested in commodity-related investments. The Portfolio’s allocation to cash and cash equivalents was 34.42% of its total net assets at the beginning of the Reporting Period. In addition, the Portfolio maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This represented 24.09% of the Portfolio’s accounting balance of cash, which totaled 58.51% at the beginning of the Reporting Period. The above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you tactically manage the Portfolio’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of changes to the Portfolio’s exposures. Overall, the Portfolio expressed a number of views posited on a favorable outlook for U.S. economic fundamentals, attractive valuations in European and Japanese equities, and our belief that oil prices had fallen too low and would rise. In addition, the Portfolio expressed our view that the U.S. dollar would strengthen, particularly relative to the market’s rising concerns about muted global economic growth and weak economic data in a number of other developed markets. We also sought to reduce the Portfolio’s overall risk in light of heightened market volatility, particularly from the middle of February 2016 through the end of the Reporting Period. Our options-based implementations were modulated to reflect our views on equity markets and indices in certain regions and markets.

2

PORTFOLIO RESULTS

In terms of equity-related exposures, we adjusted the Portfolio’s allocation to the S&P 500® Index, as we sought to provide downside protection against unexpected risks and allowed the Portfolio to remain tactically long beta. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) Specifically, we bought index put options on the S&P 500® Index during November 2015, reducing the position thereafter and allowing it to expire at the end of 2015. We also bought index put options on the S&P 500® Index during February 2016 and allowed them to expire at the end of March 2016. Amid heightened market volatility in the European equity markets during the Reporting Period, we initiated a tactical long position in the EURO STOXX 50 using index options, which we funded by reducing the Portfolio’s allocation to Spanish equities. Additionally, we tactically decreased the Portfolio’s position in TOPIX Banks Index futures, transitioning to a broader position in the Japanese equity market during February 2016 because of our bullish view on Japanese equities, which we believed were undervalued. As greater risks emerged relative to our outlook on the Japanese economy and Japan’s financial sector, we continued to reduce the Portfolio’s position in TOPIX Banks Index futures and eliminated the position by the end of the Reporting Period.

The Portfolio’s currency-related exposures were based on our views of global monetary policy and economic growth divergence. During the Reporting Period, we maintained the Portfolio’s long position in the U.S. dollar because of our positive view of U.S. economic growth and on our expectation of further accommodative monetary policy from the BoJ, ECB and the People’s Bank of China. At the end of 2015, we reduced the Portfolio’s long U.S. dollar relative value positions versus other developed market currencies, specifically those of Europe and Japan, taking profits. In February 2016, we expressed our bearish view on the Chinese renminbi through the purchase of longer-dated forward foreign exchange contracts on the renminbi versus the U.S. dollar. During March 2016, in our efforts to manage risk, we eliminated the Portfolio’s position in the Mexican peso versus the U.S. dollar.

Separately, the Portfolio entered into positions to capture our views on the energy market based on our core view that oil prices would stabilize towards the end of 2016 and into 2017. In November 2015, we removed the Portfolio’s tactical long position in the S&P GSCI® Crude Oil Enhanced Index versus its tactical short position in the S&P GSCI® Crude Oil Index to take profits. In addition, we rolled the Portfolio’s tactical long position in S&P 500® Energy Index put options out to January 2017. Our investment thesis for Master Limited Partnerships (“MLPs”) remained unchanged during the Reporting Period, and therefore, the Portfolio maintained a long position in MLP securities.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A

The Portfolio used derivatives and similar instruments as part of its investment strategy to express views implemented in the Portfolio. Positions were mostly supported by cash held in the Portfolio specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced. During the Reporting Period, the Portfolio employed equity futures, currency forwards and options to express active investment views with greater versatility across regional equity markets, global market sectors and the currency markets. The use of currency forwards detracted from performance, driven primarily by the Portfolio’s position in the Chinese renminbi versus the U.S. dollar. The impact of equity futures and options did not have a meaningful impact on performance during the Reporting Period. To afford greater risk management precision, options on equity indices were also utilized to tactically adjust the amount of equity risk and downside risk in the Portfolio. Options on equity indices had a slightly negative impact on the Portfolio’s performance, especially those we used to express our views on select European markets, such as Spain and Italy. While the options on equity indices that we used to hedge the Portfolio’s exposure to the U.S. equity market also detracted slightly, they served their intended purpose of mitigating potential downside risk in the Portfolio. Additionally, the Portfolio employed swaps to express our views on the shape of the WTI crude oil futures price curve, as we sought to profit when contango in the oil market steepened. (Contango is when the forward price continues to rise relative to the expected spot price.) The Portfolio’s use of these swaps had a strongly positive impact on performance during the Reporting Period. Also, during the Reporting Period, the Portfolio utilized interest rate swaptions (options on interest rate swap contracts) to adopt an underweight duration position in the front-end, or short-term segment, of the U.S. Treasury yield curve. The use of

3

PORTFOLIO RESULTS

interest rate swaptions had a negative impact on Portfolio performance during the Reporting Period.

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	In terms of its allocations at the end of the Reporting Period, the Portfolio had 19.26% of its total net assets invested in equity-related investments; 20.21% of its total net assets invested in fixed income-related investments; and 11.47% of its total net assets invested in currency-related investments. The Portfolio did not have any of its total net assets invested in commodity-related investments at the end of the Reporting Period. The Portfolio’s allocation to cash and cash equivalents was 49.06% of its total net assets at the end of the Reporting Period. In addition, the Portfolio maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This represented 26.14% of the Portfolio’s accounting balance of cash, which totaled 75.20% at the end of the Reporting Period. The above sector breakout is inclusive of derivative exposure across all asset classes.

Q	What is the Portfolio’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to position the Portfolio in line with our view that the U.S. and global economies would avoid recession. We expect continued global economic growth, with the world economy likely, in our view, to expand in 2016 at a pace similar to 2015. Nevertheless, we do acknowledge more downside risk because of deterioration in certain economic data; the potential risk, though we consider it low, of a U.S. recession; the risk of a large currency devaluation or economic hard landing in China; the collapse of oil prices; and the potential impact of negative interest rates on European and U.S. banks. That said, and while global economic growth was weak during the first quarter of 2016, we note that near the end of the Reporting Period, certain data started to beat expectations, particularly in the U.S. U.S. manufacturing activity picked up, lessening fears of a slowdown that could tip the overall economy into recession, and we believe U.S. labor markets remained strong. In addition, financial conditions eased as the U.S. dollar weakened and riskier asset classes recovered from their selloff in early 2016.

Looking ahead, we believed, at the end of the Reporting Period, that continued market volatility was likely to offer attractive tactical opportunities, which should allow us to take advantage of different market, economic and geopolitical dynamics. At an asset class level, we believed the global equities markets, particularly those in select developed countries, may offer attractive earnings growth, an increasingly stable macro environment and continued monetary policy support. In keeping with this view, we plan to continue monitoring opportunities in the fixed income and currency markets as well.

4

PORTFOLIO RESULTS

Index Definitions

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The S&P GSCI® Enhanced Index measures the total return available to investors holding a modified version of the S&P GSCI® Index to which certain dynamic, timing, and seasonal rolling rules are applied. The index includes the same futures contracts as the S&P GSCI® Index although contract months vary and the return values differ.

The S&P GSCI® Crude Oil Index provides investors with a reliable and publicly available benchmark for investment performance in the crude oil market.

The EURO STOXX 50 provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The TOPIX Banks Index is an index of bank stocks created by dividing the constituents of TOPIX (Tokyo Stock Price Index) into the industrial sectors defined by Japans’ Security Identification Code Committee.

The S&P 500® Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

5

FUND BASICS

Tactical Tilt Overlay Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Portfolio Total Return (based on NAV)[1]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Institutional	-4.19%	0.22%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Since Inception	Inception Date
Institutional	-7.30%	-1.06%	7/31/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.86%	1.15%

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

PORTFOLIO COMPOSITION[5]
As of April 30, 2016

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Portfolio’s net assets. Short-term investments represent repurchase agreements. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 10.4%
Energy – Exploration & Production – 6.2%
Antero Resources Corp.(a)
$14,000,000	5.375%		11/01/21	$13,562,500
Berry Petroleum Co. LLC(a)
15,024,000	6.375		09/15/22	3,774,780
Bonanza Creek Energy, Inc.(a)
7,250,000	6.750		04/15/21	2,827,500
California Resources Corp.(a)
17,229,000	8.000	(b)	12/15/22	11,758,792
2,013,000	6.000		11/15/24	835,395
Carrizo Oil & Gas, Inc.(a)
8,600,000	7.500		09/15/20	8,675,250
6,950,000	6.250		04/15/23	6,689,375
Chaparral Energy, Inc.(a)(c)
11,500,000	8.250		09/01/21	3,162,500
Concho Resources, Inc.(a)
13,950,000	5.500		04/01/23	14,054,625
Continental Resources, Inc.(a)
4,550,000	7.125		04/01/21	4,629,625
8,900,000	3.800		06/01/24	7,565,000
CrownRock LP/CrownRock Finance, Inc.(a)(b)
2,750,000	7.125		04/15/21	2,791,250
7,450,000	7.750		02/15/23	7,673,500
Denbury Resources, Inc.(a)
17,950,000	5.500		05/01/22	11,532,875
3,150,000	4.625		07/15/23	1,842,750
Devon Energy Corp.(a)
5,450,000	2.250		12/15/18	5,243,445
Diamondback Energy, Inc.(a)
7,500,000	7.625		10/01/21	7,968,750
Endeavor Energy Resources LP/EER Finance, Inc.(a)(b)
7,000,000	8.125		09/15/23	6,895,000
EP Energy LLC/Everest Acquisition Finance, Inc.(a)
9,050,000	9.375		05/01/20	5,905,125
1,450,000	6.375		06/15/23	804,750
Gulfport Energy Corp.(a)
11,250,000	7.750		11/01/20	11,362,500
Halcon Resources Corp.(a)(b)
7,650,000	8.625		02/01/20	6,349,500
Jones Energy Holdings LLC/Jones Energy Finance Corp.(a)
13,850,000	6.750		04/01/22	9,383,375
Laredo Petroleum, Inc.(a)
10,750,000	7.375		05/01/22	10,535,000
2,950,000	6.250		03/15/23	2,750,875
Matador Resources Co.(a)
8,500,000	6.875		04/15/23	8,521,250
MEG Energy Corp.(a)(b)
16,050,000	6.500		03/15/21	12,599,250
Memorial Production Partners LP/Memorial Production Finance Corp.(a)
7,650,000	7.625		05/01/21	3,213,000
Newfield Exploration Co.
4,050,000	5.625		07/01/24	4,120,875
3,100,000	5.375	(a)	01/01/26	3,069,000
Oasis Petroleum, Inc.(a)
21,100,000	6.875		03/15/22	18,884,500

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Paramount Resources Ltd.(a)(b)
$10,650,000	6.875%		06/30/23	$8,253,750
Parsley Energy LLC/Parsley Finance Corp.(a)(b)
7,550,000	7.500		02/15/22	7,993,562
Range Resources Corp.(a)
4,950,000	5.000		08/15/22	4,603,500
4,850,000	4.875		05/15/25	4,492,313
Rice Energy, Inc.(a)
9,050,000	6.250		05/01/22	8,925,562
Seven Generations Energy Ltd.(a)(b)
2,750,000	8.250		05/15/20	2,835,938
6,800,000	6.750		05/01/23	6,698,000
SM Energy Co.(a)
8,350,000	6.500		11/15/21	7,682,000
7,850,000	6.125		11/15/22	7,084,625
Vanguard Natural Resources LLC/VNR Finance Corp.(a)(b)
3,645,000	7.000		02/15/23	1,211,963
Whiting Petroleum Corp.
2,100,000	1.250	(b)	04/01/20	1,585,500
10,800,000	5.750	(a)	03/15/21	9,018,000
13,000,000	6.250	(a)	04/01/23	10,855,000
WPX Energy, Inc.(a)
15,450,000	6.000		01/15/22	13,866,375
3,400,000	8.250		08/01/23	3,230,000

				317,318,000

Energy – Services – 1.6%
Atwood Oceanics, Inc.(a)
2,900,000	6.500		02/01/20	1,899,500
CVR Refining LLC/Coffeyville Finance, Inc.(a)
5,386,000	6.500		11/01/22	4,753,145
Forum Energy Technologies, Inc.(a)
4,172,000	6.250		10/01/21	3,806,950
FTS International, Inc.(a)(b)(d)
600,000	8.134		06/15/20	438,000
Noble Holding International Ltd.
8,300,000	4.625		03/01/21	6,702,250
Pride International, Inc.
5,150,000	8.500		06/15/19	5,175,750
1,550,000	6.875		08/15/20	1,445,375
Rowan Cos., Inc.
2,235,000	7.875		08/01/19	2,270,898
7,350,000	5.400	(a)	12/01/42	4,814,250
Sunoco LP/Sunoco Finance Corp.(a)(b)
7,500,000	5.500		08/01/20	7,518,750
2,350,000	6.375		04/01/23	2,391,125
Tesoro Corp.(a)
1,200,000	5.375		10/01/22	1,206,000
5,200,000	5.125		04/01/24	5,200,000
Transocean, Inc.
2,400,000	3.750		10/15/17	2,316,000
23,350,000	6.375		12/15/21	19,030,250
Weatherford International Ltd.
4,100,000	5.125		09/15/20	3,772,000
14,100,000	4.500	(a)	04/15/22	12,443,250

				85,183,493

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – 2.6%
AmeriGas Finance LLC/AmeriGas Finance Corp.(a)
$11,950,000	7.000%		05/20/22	$12,547,500
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(b)
18,400,000	6.125		11/15/22	16,284,000
EnLink Midstream Partners LP(a)
2,350,000	4.400		04/01/24	2,032,750
1,150,000	4.150		06/01/25	983,250
Genesis Energy LP/Genesis Energy Finance Corp.(a)
14,750,000	6.000		05/15/23	13,643,750
MPLX LP(a)(b)
12,800,000	4.875		06/01/25	12,288,000
Sabine Pass Liquefaction LLC(a)
26,400,000	5.625		04/15/23	25,740,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
15,050,000	5.250		05/01/23	14,448,000
4,650,000	6.750	(b)	03/15/24	4,719,750
Tesoro Logistics LP/Tesoro Logistics Finance Corp.(a)
10,600,000	6.250		10/15/22	10,865,000
Williams Partners LP
15,900,000	5.250		03/15/20	15,820,500
4,000,000	4.125	(a)	11/15/20	3,760,000

				133,132,500

TOTAL CORPORATE OBLIGATIONS
(Cost $541,933,262)				$535,633,993

Bank Loans(e) – 0.1%
Energy – 0.1%
American Energy – Marcellus LLC
$2,650,000	8.500%		08/04/21	$318,000
CITGO Holding, Inc.
2,060,139	9.500		05/12/18	2,060,139
Magnum Hunter Resources, Inc.
760,121	9.000		09/16/16	752,520
2,534,692	0.000	(c)	10/22/19	1,237,766

TOTAL BANK LOANS
(Cost $7,452,252)				$4,368,425

Shares	Description	Value

Exchange Traded Funds – 6.4%
13,886,230	Alerian MLP ETF	$169,550,868
4,890,286	SPDR S&P Bank ETF	158,689,781

TOTAL EXCHANGE TRADED FUNDS
(Cost $322,907,770)		$328,240,649

Notional Amount	Exercise Price	Expiration Date	Value

Option Contracts Purchased – 0.4%
Currency Options – 0.2%
JPMorgan Securities, Inc.
Put CNH 3,785,869,270
Call USD
579,322,000	CNH 6.535	10/31/16	$11,412,064

Notional Amount	Exercise Rate	Expiration Date	Value

Interest Rate Swaptions – 0.1%
Citibank NA Call – OTC 2 year Interest Rate Swap
249,320,000	1.486%	08/05/16	$2,516,711
Citibank NA Put – OTC 2 year Interest Rate Swap
249,320,000	1.486	08/05/16	45,351

TOTAL INTEREST RATE SWAPTIONS			$2,562,062

Contracts	Exercise Price	Expiration Date	Value

Options on Equities – 0.1%
Morgan Stanley & Co. Call – Euro Stoxx 50 Indices
179	EUR 3,109.380	05/31/16	$4,694,304

TOTAL OPTION CONTRACTS PURCHASED – 0.4%
(Cost $37,492,763)			$18,668,430

Shares	Distribution Rate	Value

Investment Companies(f) – 78.0%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares(d)
3,499,513,700	0.250%	$3,499,513,700
Goldman Sachs High Yield Floating Rate Fund – Institutional Shares
34,674,388	4.36	333,220,870
Goldman Sachs High Yield Fund – Institutional Shares
25,858,634	5.96	160,582,118

TOTAL INVESTMENT COMPANIES
(Cost $4,011,615,457)		$3,993,316,688

TOTAL INVESTMENTS – 95.3%
(Cost $4,921,401,504)		$4,880,228,185

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.7%		241,877,562

NET ASSETS – 100.0%		$5,122,105,747

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $120,285,630, which represents approximately 2.4% of net assets as of April 30, 2016.
(c)	Security is currently in default and/or non-income producing.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.
(e)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on April 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(f)	Represents affiliated funds.

Currency Abbreviations:
CNH	—Chinese Yuan Renminbi Offshore
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
OTC	—Over the Counter
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2016, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	USD	276,217,128	CNH	1,872,254,241	$283,602,076	02/17/17	$(7,384,947)
	USD	133,326,635	CNH	935,052,881	137,866,410	02/14/18	(4,539,774)
	USD	155,427,437	EUR	142,300,000	163,171,865	06/15/16	(7,744,428)
TOTAL							$(19,669,149)

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At April 30, 2016, the Portfolio had the following futures contracts:

Type	Number of Contracts Long	Expiration Date	Current Value	Unrealized Gain (Loss)
Euro Stoxx 50 Index	9,248	June 2016	$315,247,216	$(511,700)
IBEX 35 Index	3,025	May 2016	311,913,162	19,915,795
Topix Index	630	June 2016	78,542,763	(1,386,808)
TOTAL				$18,017,287

SWAP CONTRACTS — At April 30, 2016, the Portfolio had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$803,364	08/09/18	2.236%	3 month LIBOR	$11,833,482	$8,069,861
1,357,407	08/09/18	3 month LIBOR	1.486%	1,247	(13,452,336)
TOTAL				$11,834,729	$(5,382,475)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to April 30, 2016.

WRITTEN OPTIONS CONTRACTS — At April 30, 2016, the Portfolio had following written options currency activities:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Value
JPMorgan Securities, Inc.	Call USD/Put CNH	$579,322	10/31/16	CNH 7.00	$(3,606,859)
(Premium received $7,855,606)

WRITTEN OPTION CURRENCY CONTRACTS — For the period ended April 30, 2016, the Portfolio had the following written options currency activities:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding October 31, 2015	$828,909	$15,048,703
Contracts Written	$46,723	1,343,286
Options Bought to Close	(296,310)	(8,536,383)
Contracts Outstanding April 30, 2016	$579,322	$7,855,606

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Exercise Price		Value
Citibank, NA	Put - SPDR Energy Select Sector ETF	4,816,781	01/20/17		$55.61	$(9,879,459)
Deutsche Bank AG	Call - S&P 500 Index	151,009	12/30/16		2,100.00	(12,138,909)
Morgan Stanley & Co.	Call - Euro Stoxx 50 Indices	178,605	05/31/16	EUR	3,327.04	(232,060)
TOTAL (Premium Received $24,503,049)		5,146,395				$(22,250,428)

CENTRALLY CLEARED OPTIONS ON EQUITIES CONTRACTS

Description	Contracts	Expiration Date	Exercise Price	Value
Put - FTSE/MIB Index	418	06/17/16	EUR 22,000.00	$(4,561,354)
Put - FTSE/MIB Index	2,610	06/17/16	21,500.00	(24,760,398)
TOTAL (Premium Received $17,277,962)	3,028			$(29,321,752)

OPTIONS ON EQUITIES CONTRACTS — For the period ended April 30, 2016, the Portfolio had the following written equity options activity:

	Contracts	Premiums Received
Contracts Outstanding October 31, 2015	5,671,242	$58,733,878
Contracts Written	17,807,083	45,798,337
Contracts Bought Back	(6,883,924)	(6,298,012)
Contracts Expired	(11,444,978)	(56,453,192)
Contracts Outstanding April 30, 2016	5,149,423	$41,781,011

WRITTEN INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Value
Credit Suisse International (London)	Put - OTC 2 year Interest Rate Swap	803,364	08/05/16	2.236%	$(321)
	Call - OTC 2 year Interest Rate Swap	803,364	08/05/16	2.236	(19,906,717)
TOTAL (Premium Received $14,661,393)		1,606,728			$(19,907,038)

INTEREST RATE SWAPTION CONTRACTS — For the period ended April 30, 2016, the Portfolio had no interest rate swaption activity.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Assets and Liabilities(a)

April 30, 2016 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $909,786,047)	$886,911,497
Investments of affiliated issuers, at value (cost $4,011,615,457)	3,993,316,688
Cash	76,855,507
Foreign currencies, at value (cost $1,496,420)	1,525,483
Receivables:
Collateral on certain derivative contracts(b)	196,483,194
Investments sold	68,588,627
Fund shares sold	15,280,642
Dividends and interest	14,004,296
Foreign tax reclaims	93,958
Reimbursement from investment adviser	8,052
Other assets	160,020
Total assets	5,253,227,964

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	19,669,149
Variation margin on certain derivative contracts	15,765,738
Written option contracts, at value (premium received $64,298,010)	75,086,077
Payables:
Collateral on certain derivative contracts	8,490,000
Fund shares redeemed	6,221,516
Investments purchased	3,323,560
Management fees	2,185,442
Transfer Agency fees	164,270
Accrued expenses	216,465
Total liabilities	131,122,217

Net Assets:
Paid-in capital	5,437,768,911
Undistributed net investment income	21,146,335
Accumulated net realized loss	(277,853,495)
Net unrealized loss	(58,956,004)
NET ASSETS	$5,122,105,747
Shares Outstanding $0.001 par value (unlimited shares authorized):	538,379,825
Net asset value, offering and redemption price per share:	$9.51

(a)	Statement of Assets and Liabilities for the Portfolio is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity – TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin requirements and/or collateral on futures, options, forward foreign currency exchange contracts and swap transactions of $69,770,000, $50,584,337, $33,530,000 and $42,598,857, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statement of Operations(a)

For the Six Months Ended April 30, 2016 (Unaudited)

Investment income:
Dividends — affiliated issuers	$22,115,610
Dividends — unaffiliated issuers (net of foreign withholding taxes of $4,049)	5,530,174
Interest	22,520,383
Total investment income	50,166,167

Expenses:
Management fees	16,793,988
Transfer Agency fees	947,021
Custody, accounting and administrative services	159,247
Professional fees	83,471
Printing and mailing costs	51,572
Prime Broker Fees	36,141
Trustee fees	16,134
Other	43,582
Total expenses	18,131,156
Less — expense reductions	(4,683,904)
Net expenses	13,447,252
NET INVESTMENT INCOME	36,718,915

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(144,145,626)
Investments — affiliated issuers	(36,691,595)
Futures contracts	(59,060,850)
Written option contracts	(58,103,163)
Swap contracts	19,779,172
Forward foreign currency exchange contracts	8,325,287
Foreign currency transactions	(345,170)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	73,192,001
Investments — affiliated issuers	12,990,638
Futures contracts	13,393,944
Written option contracts	(23,440,061)
Swap contracts	(3,318,897)
Forward foreign currency exchange contracts	(27,220,394)
Foreign currency translation	184,749
Net realized and unrealized loss	(224,459,965)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(187,741,050)

(a)	Statement of Operations for the Portfolio is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity – TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Fiscal Year Ended October 31, 2015
From operations:
Net investment income	$36,718,915	$56,995,143
Net realized gain (loss)	(270,241,945)	170,768,120
Net change in unrealized gain	45,781,980	(108,783,001)
Net increase (decrease) in net assets resulting from operations	(187,741,050)	118,980,262

Distributions to shareholders:
From net investment income	(216,014,287)	(21,152,095)

From share transactions:
Proceeds from sales of shares	1,057,025,394	3,261,513,640
Reinvestment of distributions	216,014,287	21,045,722
Cost of shares redeemed	(411,838,326)	(238,278,749)
Net increase in net assets resulting from share transactions	861,201,355	3,044,280,613
TOTAL INCREASE	457,446,018	3,142,108,780

Net assets:
Beginning of period	4,664,659,729	1,522,550,949
End of period	$5,122,105,747	$4,664,659,729
Undistributed net investment income	$21,146,335	$200,441,707

(a)	Statement of Changes in Net Assets for the Portfolio is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity – TTIF Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)
2016 - Institutional Shares	$10.40	$0.07	$(0.50)	$(0.43)	$(0.46)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2015 - Institutional Shares	9.87	0.18	0.46	0.64	(0.11)

FOR THE PERIOD ENDED OCTOBER 31,
2014 - Institutional Shares (Commenced operations July 31, 2014)	10.00	0.04	(0.17)	(0.13)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Annualized.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.51	(4.19)%	$5,122,106	0.57	%(e)	0.77	%(e)	1.55	%(e)	35%

10.40	6.57	4,664,660	0.52		0.79		1.77		81

9.87	(1.30)	1,522,551	0.63	(e)	0.86	(e)	1.63	(e)	45

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Tactical Tilt Overlay Fund (the “Portfolio”) is a non-diversified fund and currently offers one class of shares — Institutional Shares (effective June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund). The Portfolio commenced operations on July 31, 2014. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity – TTIF, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of April 30, 2016, the Portfolio’s net assets were $5,122,105,747, of which, $359,483,086, or 7.0%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

D.  Expenses — Expenses incurred directly by the Portfolio are charged to the Portfolio, and certain expenses incurred by the Trust that may not solely relate to the Portfolio are allocated to the Portfolio and the other applicable funds of the Trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses, and are accrued daily.

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and distributions from net capital gains, if any, are declared and paid annually.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and ETFs. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Portfolio’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When the Portfolio writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of April 30, 2016:

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$535,633,993	$—
Bank Loans	—	3,615,905	752,520
Exchange Traded Funds	328,240,649	—	—
Investment Companies	3,993,316,688	—	—
Total	$4,321,557,337	$539,249,898	$752,520

Derivative Type
Assets
Options Purchased	$—	$18,668,430	$—
Futures Contracts(a)	19,915,795	—	—
Interest Rate Swap Contracts(a)	—	8,069,861	—
Total	$19,915,795	$26,738,291	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(19,669,149)	$—
Futures Contracts(a)	(1,898,508)	—	—
Interest Rate Swap Contracts(a)	—	(13,452,336)	—
Written Options Contracts	(29,321,752)	(45,764,325)	—
Total	$(31,220,260)	$(78,885,810)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2016. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$10,631,923	(a)	Variation margin on certain derivative contracts; Written Options, at value	$(33,359,374)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	11,412,064		Payable for unrealized loss on forward foreign currency exchange contracts; Written Options, at value	(23,276,008)
Equity	Variation margin on certain derivative contracts; Investments, at value	24,610,099	(a)	Variation margin on certain derivative contracts; Written Options, at value	(53,470,688)	(a)
Total		$46,654,086			$(110,106,070)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments and swap contracts/Net change in unrealized gain (loss) on investments and swap contracts	$—	$(3,084,141)	182
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(286,209)	(143,234)	1
Currency	Net realized gain (loss) from investments and forward foreign currency exchange contracts /Net change in unrealized gain (loss) on investments and forward foreign currency exchange contracts	8,325,287	13,393,944	17
Equity	Net realized gain (loss) from investments and futures contracts/Unrealized gain (loss) on investments, futures contracts and written options	(122,283,692)	(50,660,455)	11,234
Commodity	Net realized gain (loss) from investments and swap contracts/Unrealized gain (loss) on investments and swap contracts	20,065,381	(91,522)	1
Total		(94,179,233)	$(40,585,408)	11,435

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2016.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Portfolio’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2016:

	Derivative Assets(1)		Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Total	Forward Currency Contracts	Options Written	Total
Citibank NA	$2,562,062	$2,562,062	$—	$(9,879,459)	$(9,879,459)	$(7,317,397)	$—	$(7,317,397)
Credit Suisse International (London)	—	—	—	(19,907,038)	(19,907,038)	(19,907,038)	18,860,000	(1,047,038)
Deutsche Bank AG	—	—	—	(12,138,909)	(12,138,909)	(12,138,909)	12,138,909	—
JPMorgan Securities, Inc.	11,412,064	11,412,064	—	(3,606,859)	(3,606,859)	7,805,205	(7,805,205)	—
Morgan Stanley & Co.	4,694,304	4,694,304	—	(232,060)	(232,060)	4,462,244	—	4,462,244
Morgan Stanley & Co. International PLC	—	—	(19,669,149)	—	(19,669,149)	(19,669,149)	19,669,149	—
Total	$18,668,430	$18,668,430	$(19,669,149)	$(45,764,325)	$(65,433,474)	$(46,765,044)	$42,862,853	$(3,902,191)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the six months ended April 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate	Effective Net Management Fee Rate*^(a)
0.75%	0.68%	0.64%	0.62%	0.72%	0.51%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least February 26, 2017. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Portfolio invests in the FST Shares of the Goldman Sachs Financial Square Government Fund and the Institutional Shares of the Goldman Sachs High Yield Floating Rate and the Goldman Sachs High Yield Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Portfolio invests. For the six months ended April 30, 2016, GSAM waived $2,988,478 of the Portfolio’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Portfolio’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended April 30, 2016, GSAM waived $746,558 of the Portfolio’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.04% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest expenses on short sales, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This “Other Expense” limitation will remain in place through at least February 29, 2016 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fees Waivers	Other Expense Reimbursements	Total Expense Reductions
$4,635,103	$48,801	$4,683,904

D.  Line of Credit Facility — As of April 30, 2016, the Portfolio participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2016, the Portfolio did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 3, 2016.

E.  Other Transactions with Affiliates — For the six months ended April 30, 2016, Goldman Sachs earned $143,164 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended April 30, 2016:

Underlying Fund	Market Value 10/31/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 4/30/16	Dividend Income
Goldman Sachs Financial Square Government Fund	$2,658,651,455	$2,019,561,248	$(1,178,699,003)	$—	$—	$3,499,513,700	$16,974,657
Goldman Sachs High Yield Floating Rate Fund	438,324,024	38,233,450	(140,342,086)	(6,429,174)	3,434,656	333,220,870	2,917,112
Goldman Sachs High Yield Fund	412,820,199	10,402,844	(241,934,485)	(30,262,421)	9,555,981	160,582,118	2,223,841
Total	$3,509,795,678	$2,068,197,542	$(1,560,975,574)	$(36,691,595)	$12,990,637	$3,993,316,688	$22,115,610

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2016, were $541,491,865 and $867,835,029, respectively.

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7. TAX INFORMATION

As of the Portfolio’s most recent fiscal year-end, October 31, 2015, the Portfolio’s capital loss carryforwards on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-Term	$(4,976,930)
Perpetual Long-Term	(7,354,178)
Total capital loss carryforwards	$(12,331,108)

As of April 30, 2016, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$4,931,301,818
Gross unrealized gain	34,260,665
Gross unrealized loss	(85,334,298)
Net unrealized gains (losses) on securities	$(51,073,633)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, foreign currency contracts and swap contracts, and differences in the tax treatment of swap transactions, and underlying portfolio investments.

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior fiscal years), and has concluded that no provision for income tax is required in the Portfolio’s financial statements. These open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives also can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — The Portfolio that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Portfolio’s investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds — The Portfolio invests in Underlying Funds, and is subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of April 30, 2016, the Portfolio invested 68.3%, 3.1% and 6.5% of its net assets in the Goldman Sachs Financial Square Government Fund (the “FSQ Government Fund”), Goldman Sachs High Yield Fund (the “High Yield Fund”) and the Goldman Sachs High Yield Floating Rate Fund (the “High Yield Floating Rate Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Portfolio has significant exposure to the risks associated with these Underlying Funds. The FSQ Government Fund intends to be a government money market fund which invests at least 99.5% of its net assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully. The High Yield Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Under normal market conditions, the High Yield Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The High Yield Fund may also invest in derivatives, including credit default swap indices, interest rate futures and swaps. The High Yield Floating Rate Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Under normal conditions, the High Yield Floating Rate Fund may invest up to 20% of its Net Assets in fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The High Yield Floating Rate Fund may also invest in floating or variable rate instruments that are rated investment grade, and in preferred stock, repurchase agreements, cash securities, and derivative instruments such as credit default swaps on credit and loan indices and forward contracts, among others.

The Portfolio does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such

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8. OTHER RISKS (continued)

large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Portfolio more volatile. When the Portfolio uses leverage, the sum of that Portfolio’s investment exposure may significantly exceed the amount of assets invested in the Portfolio, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Portfolio will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if its investments were not so concentrated.

Short Position Risk — The Portfolio may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Portfolio may purchase for investment. Taking short positions involves leverage of the Portfolio’s assets and presents various risks. If the value of the underlying instrument or market in which the Portfolio has taken a short position increases, then the Portfolio will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received such a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Portfolio has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income”, in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly affect the returns to, and could cause substantial losses for, Portfolio shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Fiscal Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars

Shares sold	110,961,964	$1,057,025,394	315,239,101	$3,261,513,640
Reinvestment of distributions	22,361,727	216,014,287	2,125,831	21,045,722
Shares redeemed	(43,446,644)	(411,838,326)	(23,128,874)	(238,278,749)
NET INCREASE	89,877,047	$861,201,355	294,236,058	$3,044,280,613

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Fund Expenses — Six Month Period Ended April 30, 2016 (Unaudited)

As a shareholder of Institutional Shares of the Portfolio, you incur ongoing costs, including management fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016, which represents a period of 182 out of 366 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs

Share Class	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*
Institutional
Actual	1,000.00	958.10		2.78
Hypothetical 5% return	1,000.00	1,022.03	+	2.87

*	Expenses for each share class are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period was 0.57%.
+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

32

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Portfolio holdings and allocations shown are as of April 30, 2016 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 51325-TMPL-06/2016 TACTSAR-16/1.5K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”) with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” The Goldman Sachs Asset Management investment company complex (the “Funds”) has been notified by PwC that one of its lenders owns more than ten percent of at least one of the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the Funds.

PwC has advised the Funds that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Funds. PwC has advised the Funds that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the fund adviser to the Funds; (2) an investment in any such Fund is passive; (3) the PwC lenders are part of various syndicates of unrelated lenders; (4) there have been no changes to the loans in question since the origination of each respective note; (5) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (6) the debt balances are immaterial to PwC and to each lender; and (7) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

If it were ultimately determined that PwC was not independent with respect to the Funds for certain periods, any Fund filings with the SEC which contain the Funds’ financial statements for such periods would not comply with applicable securities laws which potentially could have a material adverse effect on the Funds.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,662,967	$3,539,534	Financial Statement audits.

Audit-Related Fees:

• PwC	$138,000	$0	Other attest services.

Tax Fees:

• PwC	$848,676	$794,850	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $986,676 and $794,850 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	July 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	July 6, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	July 6, 2016